UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
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Preliminary Proxy Statements

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

BEIGENE, LTD.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2024

BeiGene

2024 Proxy Statement
& Notice of Annual Meeting

Letter to Shareholders
Dear Fellow Shareholders,
I am pleased to update you on BeiGene’s significant achievements in 2023 as a global, next-generation oncology innovator leading the way to develop and deliver innovative medicines to more patients around the world.
Today, BeiGene is better positioned for success than ever before. I’m amazed by what our team has accomplished and the scope of our impact on patients. Our cost-advantaged global capabilities have allowed us to generate more potential groundbreaking molecules in less time and at lower cost and to receive regulatory approvals in 70 countries for our three internally developed commercial medicines.
As we look ahead to the rest of 2024 and beyond, our team of over 1,100 entrepreneurial research scientists will drive our innovative pipeline to new heights. This next generation of impactful medicines will complement and extend our hematology leadership with BRUKINSA®, our blockbuster BTK inhibitor (BTKi), our very promising BCL2 inhibitor, sonrotoclax, and BGB-16673, a potential first-in-class BTK chimeric degradation activating compound (CDAC). We are well positioned to expand in solid tumors as TEVIMBRA®, our anti-PD-1 checkpoint inhibitor, continues to broaden its global reach with approvals in the U.S. and Europe and ongoing regulatory reviews in additional indications and countries around the world.
The successful execution of our commercial programs allows us to increase our global footprint and bring these innovative therapies to more patients around the world.
We are excelling in a challenging financial environment and are poised for sustained growth.
Our full year 2023 financial results demonstrate our global growth as well as the great science and internal capabilities that drive that growth. Our total revenue for the year was $2.5 billion, a 74% increase from 2022, driven primarily by the successful global launch of BRUKINSA, which generated $1.3 billion in revenue. We now have 17 therapies on the market, inclusive of our internally discovered and partnered medicines, and continue to demonstrate the strength of our global commercial team, which now comprises more than 3,700 colleagues.
As we evolve, our revenue streams increasingly reflect the global nature of our business. Revenue from the U.S. and Europe represented more than half of the total revenue for the year, while global approvals, launches and reimbursements for our medicines continue to diversify our product revenue mix. As other therapies in our pipeline reach market in the coming years, our product revenue mix will diversify further and add important pillars of support to our business.
Our global capabilities and differentiated mission continue to set us apart.
BeiGene was founded with a unique global vision based on the knowledge that too few patients around the world have access to innovative oncology medicines. Our belief is that if we can significantly lower the cost and time to develop a new medicine by building globally inclusive, internal clinical development and manufacturing capabilities, we can help lower barriers to access and address affordability on a global scale. Our clinical development team is now comprised of more than 3,000 colleagues around the world, and we are one of the industry’s leaders in enrolling global registrational oncology trials.
We made significant progress on that mission in 2023 expanding our footprint in key regions.
•
United States: We will open our flagship Princeton West biologics manufacturing and clinical R&D center of excellence this summer. Our $800 million investment in this state-of-the-art facility diversifies our global supply chain positioned today for end-to-end biologics, small-molecule and ADC manufacturing.

•
Europe: We added 215 colleagues in 2023 to support the commercialization of BRUKINSA and upcoming solid tumors launches.

•
Asia: We opened regional offices in Japan and Korea with the goal to commercialize medicines there in 2024. In China, we expanded small molecule manufacturing capabilities in Suzhou and our ADC production facility in Guangzhou opened in April 2024.

•
Latin America: We are working on the ground in 50+ trial centers and building lasting infrastructure for innovative care. We currently have 83 colleagues in Brazil, including 40 working on clinical trials, with plans to invest even further in the region.

Letter to Shareholders
We are investing in great science and building a leading oncology pipeline.
With BRUKINSA’s approval in the U.S. for the treatment of adult patients with chronic lymphocytic leukemia (CLL) or small lymphocytic lymphoma in January 2023, we demonstrated that great science and determination can have a major impact on patients. As we showed in the Phase 3 ALPINE trial, BRUKINSA is the only BTKi on the market to demonstrate head-to-head progression-free survival (PFS) superiority versus ibrutinib, as well as favorable safety profile in relapsed or refractory (R/R) CLL, which confirms the wisdom of our bold clinical approach for this medicine. Additionally, we recently received EU and U.S. approval for BRUKINSA in combination with obinutuzumab as a treatment for R/R follicular lymphoma (FL), making it the BTKi with the broadest label in the class and the first and only BTKi approved in FL.
But our hematology leadership expands beyond BRUKINSA. In 2023, we progressed development for sonrotoclax and our BTK CDAC, initiating two registrational trials for sonrotoclax in addition to the two ongoing pivotal studies, and two expansion cohorts with registration potential for the BTK degrader. We believe sonrotoclax has the potential to be best-in-class based on encouraging efficacy data in hematology indications as well as a favorable safety profile in over 850 patients, to date. Our BTK CDAC has also shown promise with clinically meaningful efficacy data and a tolerable safety profile in heavily pretreated patients. It has the potential to become a backbone therapy for patients progressing after BTK therapy and could provide benefit in earlier lines of therapy.
We are excited by what we have accomplished in 2023 and want to thank our colleagues for their dedication to our mission and our patients, who trust us with their care, as well as our partners, whose support helps further our work.
BeiGene was founded to address a persistent problem in healthcare: the most innovative medicines are only accessible to the wealthiest one-sixth of the global population, while the rest of the world may wait years to have a chance to access newer treatments. Tackling cancer, the leading cause of death worldwide, requires persistent innovation, challenging the status quo and courage.
We are committed more than ever to continue to make an impact and look forward to continuing to drive change in 2024 and beyond.
Sincerely,
John V. Oyler
Co-Founder, Chairman and Chief Executive Officer of BeiGene

Notice of 2024 Annual General Meeting of Shareholders
This document shall also serve as a circular to holders of the ordinary shares of BeiGene, Ltd. for purposes of the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited (the “HK Listing Rules”) and the rules of the Science and Technology Innovation Board of the Shanghai Stock Exchange (“STAR Market”)
BEIGENE, LTD.
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands

Date, Time and Location June 5, 2024 at 8:30 a.m. local time at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands

Record Date
The record date for the determination
of the shareholders entitled to vote at
our Annual Meeting of Shareholders,
or any adjournments or
postponements thereof, was
5:00 a.m. Cayman Islands Time on
April 19, 2024

General Information
Nasdaq: BGNE	HKEX: 06160	SSE: 688235
This Proxy Statement is being mailed to shareholders on or about May 1, 2024.

Notice of 2024 Annual General Meeting of Shareholders
Notice is hereby given that the 2024 Annual General Meeting of Shareholders (the “Annual Meeting”) of BeiGene, Ltd. (the “Company”) will be held on June 5, 2024, at 8:30 a.m. local time, at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands. The purpose of the meeting is to consider and vote on the following:
1.
ordinary resolution: to re-elect Dr. Olivier Brandicourt to serve as a Class II director until the 2027 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

2.
ordinary resolution: to re-elect Mr. Donald W. Glazer to serve as a Class II director until the 2027 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

3.
ordinary resolution: to re-elect Mr. Michael Goller to serve as a Class II director until the 2027 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

4.
ordinary resolution: to re-elect Dr. Corazon (Corsee) D. Sanders to serve as a Class II director until the 2027 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal;

5.
ordinary resolution: to ratify the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024;

6.
ordinary resolution: to authorize the Board of Directors to fix the auditors’ compensation for the fiscal year ending December 31, 2024;

7.
ordinary resolution: within the parameters of the HK Listing Rules, to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or American Depositary Shares (“ADSs”) (including any sale or transfer of treasury shares (which shall have the meaning ascribed to it coming into effect on June 11, 2024) out of treasury) not exceeding 20% of the total number of issued shares of the Company (excluding treasury shares) as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

8.
ordinary resolution: within the parameters of the HK Listing Rules, to approve the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding our ordinary shares listed on the STAR Market and traded in RMB (“RMB shares”)) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

9.
ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Existing Shareholders, subject to the conditions described in this Proxy Statement;

10.
ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to Amgen Inc. (“Amgen”) up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen, subject to the conditions described in this Proxy Statement;

11.
ordinary resolution: to approve the grant of restricted share units (“RSUs”) with a grant date fair value of US$6,000,000 to Mr. John V. Oyler under the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”), according to the terms and conditions described in this Proxy Statement;

Notice of 2024 Annual General Meeting of Shareholders
12.
ordinary resolution: to approve the grant of performance share units (“PSUs”) with a grant date fair value of US$6,000,000 to Mr. John V. Oyler under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;

13.
ordinary resolution: to approve the grant of RSUs with a grant date fair value of US$1,333,333 to Dr. Xiaodong Wang under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;

14.
ordinary resolution: to approve the grant of RSUs with a grant date fair value of US$200,000 to each of the independent non-executive directors, Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, and Mr. Qingqing Yi, under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;

15.
ordinary resolution: non-binding, advisory vote on the compensation of our named executive officers, as disclosed in this Proxy Statement;

16.
ordinary resolution: non-binding, advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;

17.
(a) ordinary resolution: to approve an amendment and restatement of the Company’s 2016 Share Option and Incentive Plan;

(b) ordinary resolution: to approve the consultant sublimit set out in the Company’s amended and restated 2016 Share Option and Incentive Plan;
18.
ordinary resolution: to approve an amendment and restatement of the Company’s 2018 Employee Share Purchase Plan;

19.
ordinary resolution: to approve the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above; and

20.
to transact such other business as may properly come before the Annual Meeting.

The proposals for the election of directors relate to the election of Class II directors nominated by the Board of Directors. Proposals 6 through 14 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules and the majority of the amendments to the Company’s 2016 Share Option and Incentive Plan and the Company’s 2018 Employee Share Purchase Plan contained in Proposals 17 and 18 are to comply with the HK Listing Rules.
The Board of Directors has fixed 5:00 a.m. Cayman Islands Time on April 19, 2024 as the record date. Holders of record of our ordinary shares as of 5:00 a.m. Cayman Islands Time on the record date are entitled to attend and vote at the Annual Meeting and any adjournment or postponement. The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Board of Directors has approved the proposals and recommends that you vote FOR each director nominee, for 1 YEAR for Proposal 16, and FOR each other proposal described in this Proxy Statement.
Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this Proxy Statement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this Proxy Statement.
This Proxy Statement, for which the directors collectively and individually accept full responsibility, includes particulars given in compliance with the HK Listing Rules for the purpose of giving information with regard to the Company. The directors, having made all reasonable inquiries, confirm that to the best of their knowledge and belief, the information contained in this Proxy Statement is accurate and complete in all material respects and not misleading or deceptive, and there are no other matters the omission of which would make any statement herein or this Proxy Statement misleading.
As of the date of this Proxy Statement, the Board of Directors of the Company is comprised of Mr. John V. Oyler as Chairman and executive director, Dr. Xiaodong Wang as non-executive director, and Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders and Mr. Qingqing Yi as independent non-executive directors.

Notice of 2024 Annual General Meeting of Shareholders
Your vote is important.
As promptly as possible, you are urged to complete, sign, date and return the accompanying form of proxy to Mourant Governance Services (Cayman) Limited (for holders of our ordinary shares registered on our Cayman Islands register) and to Computershare Hong Kong Investor Services Limited (for holders of our ordinary shares registered on our Hong Kong register) no later than 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time, on June 3, 2024 or your voting instructions to Citibank, N.A. (for holders of our ADSs) no later than 10:00 a.m. New York Time, on May 24, 2024 if you wish to exercise your voting rights. Holders of our RMB shares as of the record date who wish to exercise their voting rights can vote either through (i) the voting platform of the Shanghai Stock Exchange (“SSE”) trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m. – 9:25 a.m., 9:30 a.m. – 11:30 a.m., and 1:00 p.m. – 3:00 p.m. Beijing Time) of the STAR Market on June 5, 2024; or (ii) the internet voting platform of the SSE (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on June 5, 2024. Holders of our RMB shares as of the record date can also attend the Annual Meeting in person to vote on the proposals. Further announcement will be made by the Company on the SSE website regarding the voting arrangements for holders of RMB shares listed on the STAR Market in accordance with the rules of the STAR Market.

Notice of 2024 Annual General Meeting of Shareholders
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 5, 2024
The accompanying Proxy Statement and annual report to shareholders for the year ended December 31, 2023 will also be available to the public at www.beigene.com under “Investors — Nasdaq Investors — Filings & Financials — Financial Document Library”, on the U.S. Securities and Exchange Commission website (www.sec.gov), on the Hong Kong Exchanges and Clearing Limited website (www.hkexnews.hk) and on the SSE website (www.sse.com.cn). The form of proxy for use at the Annual Meeting is also enclosed. Such form of proxy is also published on the websites of the Company (www.beigene.com), the U.S. Securities and Exchange Commission (www.sec.gov), and Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk). A form of proxy to be used by holders of RMB shares will be published on the SSE website (www.sse.com.cn).
By Order of the Board of Directors,
Chan Lee
Senior Vice President, General Counsel
April 26, 2024
Notice to holders of the ordinary shares of BeiGene, Ltd.:
This Proxy Statement is important and requires your immediate attention. If you are in any doubt as to any aspect of this Proxy Statement or as to the action to be taken, you should consult your stockbroker or other registered dealer in securities, bank manager, solicitor, professional accountant or other professional adviser.

Table of Content
BeiGene, Ltd.
Proxy Statement for
2024 Annual General Meeting
of Shareholders
BeiGene 2024 Proxy Statement :: i

General Information
BeiGene, Ltd.
Proxy Statement
for the 2024 Annual General Meeting of Shareholders
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of BeiGene, Ltd. (the “Company”) for use at its 2024 Annual General Meeting of Shareholders (the “Annual Meeting”) to be held on June 5, 2024 at 8:30 a.m. local time at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, for the purpose of considering and, if thought fit, passing the resolutions specified in the Notice of Annual General Meeting. This Proxy Statement is being mailed to shareholders on or about May 1, 2024.
For a proxy to be effective, it must be properly executed and dated and lodged (together with a duly signed and dated power of attorney or other authority (if any) under which it is executed (or a notarized certified copy of such power of attorney or other authority)) at the offices of our registrar in the Cayman Islands, Mourant Governance Services (Cayman) Limited (the “Cayman Registrar”) (for holders of our ordinary shares registered on our Cayman Islands register of members (the “Cayman Register”)) or at the offices of our registrar in Hong Kong, Computershare Hong Kong Investor Services Limited (the “HK Registrar”) (for holders of our ordinary shares registered on our Hong Kong register of members (the “HK Register”)) so as to be received no later than 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time, on June 3, 2024. Each proxy properly tendered will, unless otherwise directed by the shareholder, be voted:
1.
FOR the re-election of Dr. Olivier Brandicourt to serve as a Class II director until the 2027 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

2.
FOR the re-election of Mr. Donald W. Glazer to serve as a Class II director until the 2027 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

3.
FOR the re-election of Mr. Michael Goller to serve as a Class II director until the 2027 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

4.
FOR the re-election of Dr. Corazon (Corsee) D. Sanders to serve as a Class II director until the 2027 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal;

5.
FOR the ratification of the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024;

6.
FOR the authorization of the Board of Directors to fix the auditors’ compensation for the fiscal year ending December 31, 2024;

7.
FOR the approval, within the parameters of the HK Listing Rules, of the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or American Depositary Shares (“ADSs”) (including any sale or transfer of treasury shares out of treasury) not exceeding 20% of the total number of issued shares of the Company (excluding treasury shares) as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

8.
FOR the approval, within the parameters of the HK Listing Rules, of the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding our ordinary shares listed on the Science and Technology Innovation Board of the Shanghai Stock Exchange (“STAR Market”) and traded in RMB (“RMB shares”)) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

BeiGene 2024 Proxy Statement :: 1

General Information
9.
FOR the authorization of the Company and its underwriters, in their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Existing Shareholders, subject to the conditions described in this Proxy Statement;

10.
FOR the authorization of the Company and its underwriters, in their sole discretion, to allocate to Amgen Inc. (“Amgen”) up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen, subject to the conditions described in this Proxy Statement;

11.
FOR the grant of restricted share units (“RSUs”) with a grant date fair value of US$6,000,000 to Mr. John V. Oyler under the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”), according to the terms and conditions described in this Proxy Statement;

12.
FOR the grant of performance share units (“PSUs”) with a grant date fair value of US$6,000,000 to Mr. John V. Oyler under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;

13.
FOR the grant of RSUs with a grant date fair value of US$1,333,333 to Dr. Xiaodong Wang under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;

14.
FOR the grant of RSUs with a grant date fair value of US$200,000 to each of the independent non-executive directors, Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, and Mr. Qingqing Yi, under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;

15.
FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement;

16.
FOR the approval, on a non-binding, advisory basis, of the frequency of future advisory votes of the compensation of our named executive officers;

17.
(a) FOR the approval of the Third Amended and Restated 2016 Share Option and Incentive Plan;

(b) FOR the approval of the consultant sublimit in the Third Amended and Restated 2016 Share Option and Incentive Plan;
18.
FOR the approval of the Fourth Amended and Restated 2018 Employee Share Purchase Plan;

19.
FOR the approval of the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above; and

20.
At the discretion of the proxy holder(s) with regard to all other matters that may properly come before the Annual Meeting.

Proposals 6 through 14 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules and the majority of the amendments to the Company’s 2016 Share Option and Incentive Plan and the Company’s 2018 Employee Share Purchase Plan contained in Proposals 17 and 18 are to comply with the HK Listing Rules.
We will pay all of the costs of soliciting proxies. Our directors, officers and employees may also solicit proxies; however, we will not pay them additional compensation for any of these services. Proxies may be solicited by telephone, email, facsimile, personal solicitation or otherwise.
2 :: BeiGene 2024 Proxy Statement

General Information
In this Proxy Statement, the terms “BeiGene,” “we,” “us,” and “our” refer to BeiGene, Ltd., and, unless the context otherwise requires, refer to its subsidiaries as well. The mailing address of our principal executive offices is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.
Please note that while our proxy materials and our Annual Report on Form 10-K are available on our website, no other information contained on the website is incorporated by reference into or considered to be part of this document or our Annual Report on Form 10-K.
Shareholders Entitled to Vote; Record Date
Only holders of record of our ordinary shares, par value US$0.0001 per share, at 5:00 a.m. Cayman Islands Time on April 19, 2024 (the “record date”) are entitled to notice of, and to attend and to vote at, the Annual Meeting. As of 5:00 a.m. Cayman Islands Time on the record date, we had outstanding 1,359,524,369 ordinary shares, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting, except as otherwise provided in this Proxy Statement. On the record date, 866,614,450 of the 1,359,524,369 outstanding ordinary shares were held in the name of Citibank, N.A. (the “Depositary”) as depositary for the ADSs, which issues Company-sponsored American Depositary Receipts, evidencing 66,662,650 ADSs that in turn each represent 13 of our ordinary shares, and 115,055,260 of the outstanding ordinary shares were RMB shares. Each shareholder of record is entitled to one vote for each ordinary share held by such shareholder. For the avoidance of doubt and for the purpose of the HK Listing Rules, treasury shares held by the Company, if any, shall not be voted.
Quorum
We are an exempted company incorporated in the Cayman Islands with limited liability, and our affairs are governed by our amended and restated memorandum and articles of association, which we refer to as our “articles”; the Companies Act (as amended) of the Cayman Islands, which we refer to as the “Cayman Companies Act”; and the common law of the Cayman Islands.
The quorum required for a general meeting of shareholders at which an ordinary resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll. Therefore, a quorum will be present if 679,762,185 ordinary shares are present in person or by proxy.
Abstentions and broker non-votes will be counted towards the quorum requirement.
Voting
An ordinary resolution to be passed by the shareholders requires the affirmative vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at a general meeting, while a special resolution requires the affirmative vote of at least two-thirds of the votes cast by the shareholders entitled to vote who are present in person or by proxy at a general meeting (except for certain types of winding up of the Company, in which case the required majority to pass a special resolution is 100%). Both ordinary resolutions and special resolutions may also be passed by a unanimous written resolution signed by all the shareholders of our Company, as permitted by the Cayman Companies Act and our articles. A special resolution is required for important matters such as a change of name and amendments to our articles. Our shareholders may effect certain changes by ordinary resolution, including increasing the amount of our authorized share capital, consolidating and dividing all or any of our share capital into shares of larger amounts than our existing shares and cancelling any authorized but unissued shares.
Proposals 1 through 19 of this Proxy Statement are all ordinary resolutions. The quorum required for the Annual Meeting to approve Proposals 1 through 19 shall consist of shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll. Approval of Proposals 1 through 19 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting.
BeiGene 2024 Proxy Statement :: 3

General Information
Persons who hold our ordinary shares directly on the Cayman Register on the record date (“Cayman record holders”) must either (1) return an executed form of proxy (a) by mail or by hand to the offices of the Cayman Registrar: Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, or (b) by email at BeiGene@mourant.com; or (2) attend the Annual Meeting in person to vote on the proposals.
Persons who hold our ordinary shares directly on the HK Register on the record date (“HK record holders,” and together with the Cayman record holders, “record holders”) must either (1) return an executed form of proxy by mail or by hand to the offices of the HK Registrar: Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong; or (2) attend the Annual Meeting in person to vote on the proposals.
Persons who hold our RMB shares listed on the STAR Market on the record date must either (1) vote through the online voting systems of the SSE; or (2) attend the Annual Meeting in person to vote on the proposals. For online voting arrangements, holders of our RMB shares as of the record date who wish to exercise their voting rights can vote either through (i) the voting platform of the SSE trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m. – 9:25 a.m., 9:30 a.m. – 11:30 a.m., and 1:00 p.m. – 3:00 p.m. Beijing Time) of the STAR Market on June 5, 2024; or (ii) the internet voting platform of the SSE (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on June 5, 2024. Further announcement will be made by the Company on the Shanghai Stock Exchange (“SSE”) website regarding the voting arrangements for holders of RMB shares listed on the STAR Market in accordance with the rules of the STAR Market.
Persons who own our ordinary shares indirectly on the record date through a brokerage firm, bank or other financial institution, including persons who own our ordinary shares in the form of ADSs through the Depositary (“beneficial owners”), must return a voting instruction form to have their shares or the shares underlying their ADSs voted on their behalf. Brokerage firms, banks or other financial institutions that do not receive voting instructions from beneficial owners may either vote these shares on behalf of the beneficial owners if permitted by applicable rules or return a proxy leaving these shares un-voted (a “broker non-vote”). Brokers, banks and other securities intermediaries may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under applicable stock exchange rules but not with respect to “non-routine” matters. Other than Proposal 4, all other proposals are considered to be “non-routine” under applicable stock exchange rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposal 4 is considered to be “routine” under applicable stock exchange rules and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposal 4.
ADS holders are not entitled to vote directly at the Annual Meeting, but the Deposit Agreement, dated as of February 5, 2016, as amended (the “Deposit Agreement”), by and among the Depositary, the Company and the holders of ADSs, permits registered holders of ADSs as of the record date to instruct the Depositary how to exercise their voting rights pertaining to the ordinary shares so represented. The Depositary has agreed that it will endeavor, insofar as practicable and permitted under applicable law and the provisions of the Deposit Agreement, to vote (in person or by delivery to the Company of a proxy) the ordinary shares registered in the name of the Depositary in accordance with the voting instructions received from the ADS holders. If the Depositary does not receive instructions from a holder, such holder shall be deemed, and the Depositary shall (unless otherwise specified in the notice distributed to holders of ADSs) deem such holder, to have instructed the Depositary to give a discretionary proxy to a person designated by us to vote the ordinary shares represented by such holders’ ADSs, provided that no such discretionary proxy may be given by the Depositary with respect to any matter to be voted upon that we inform the Depositary that (a) we do not wish such proxy to be given, (b) substantial opposition exists, or (c) the rights of holders of ordinary shares may be materially adversely affected. In the event that the instruction card is executed but does not specify the manner in which the ordinary shares represented are to be voted (i.e., by marking a vote “FOR,” “AGAINST” or any other option), the Depositary will vote in respect of each proposal as recommended by the Board of Directors as described in the Notice of Annual General Meeting. Instructions from the ADS holders must be sent to the Depositary so that the instructions are received by no later than 10:00 a.m. New York Time on May 24, 2024.
Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum but will not be counted for the purpose of determining the number of votes cast on a given proposal.
We have retained the Cayman Registrar to hold and maintain our Cayman Register and the HK Registrar to hold and maintain our HK Register. The Cayman Registrar and the HK Registrar will be engaged by us to take delivery of completed forms of proxy posted to them in accordance with the details above.
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General Information
We encourage you to vote by proxy by mailing, emailing or sending by hand an executed form of proxy in accordance with the instructions and deadlines above. Voting in advance of the Annual Meeting will ensure that your shares will be voted and reduce the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting. Any record holder of our ordinary shares may attend the Annual Meeting in person and may revoke the enclosed form of proxy at any time by:
•
executing and delivering to the Cayman Registrar or the HK Registrar, as applicable, a later-dated proxy by mail or email or by hand pursuant to the instructions above until 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on June 3, 2024; or

•
voting in person at the Annual Meeting.

Beneficial owners of our ordinary shares and ADSs representing our ordinary shares who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution or the Depositary, as applicable, for information on how to do so. Beneficial owners who wish to attend the Annual Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding our ordinary shares on their behalf in order to obtain a “legal proxy” which will allow them to both attend the meeting and vote in person. Without a legal proxy, beneficial owners cannot attend or vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf. Record holders of ADSs who wish to attend the Annual Meeting and vote in person should contact the Depositary (and beneficial owners wishing to do the same should contact their brokerage firm, bank or other financial institution holding their ADSs) to cause their ADSs to be cancelled and the underlying shares to be withdrawn in accordance with the terms and conditions of the Deposit Agreement so as to be recognized by us as a record holder of our ordinary shares.
No Appraisal Rights
Our shareholders have no rights under the Cayman Companies Act or under our articles to exercise dissenters’ or appraisal rights with respect to the proposals being voted on.
Expenses of Solicitation
We are making this solicitation and will pay the entire cost of preparing and distributing the proxy materials and soliciting votes. If you choose to access the proxy materials over the Internet, you are responsible for any Internet access charges that you may incur. Our officers, directors and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, emails or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies.
Procedure for Submitting Shareholder Proposals
The Cayman Companies Act provides shareholders with only limited rights to requisition a general meeting and does not provide shareholders with a right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. Our articles allow our shareholders holding in aggregate not less than one-tenth of the voting rights of issued shares and entitled to vote at general meetings to requisition an extraordinary general meeting of our shareholders, in which case the Board of Directors is obliged to convene an extraordinary general meeting and to submit the resolutions put forward to a vote at such meeting. Additionally, under our articles, at a properly requisitioned extraordinary general meeting, our shareholders will have the right to propose resolutions with respect to the election, appointment or removal of directors. Our articles provide no other right to put any proposals before annual general meetings or extraordinary general meetings. As a Cayman Islands exempted company, we are not obligated by law to call annual general meetings of shareholders. However, our corporate governance guidelines require us to call such meetings every year to the extent required by the listing rules of any stock exchange on which our ordinary shares, ADSs or RMB shares are traded.
BeiGene 2024 Proxy Statement :: 5

General Information
Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual general meeting of shareholders by submitting their proposals in writing to us in a timely manner. In order to be considered for inclusion in the proxy statement for the 2025 annual general meeting of shareholders, shareholder proposals must be received at our principal executive offices no later than January 1, 2025, and must otherwise comply with the requirements of Rule 14a-8 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). Any shareholder proposal for the annual general meeting of shareholders in 2025, which is submitted outside the processes of Rule 14a-8, shall be considered untimely unless received by the Company in writing no later than March 17, 2025. If the date of the annual general meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the U.S. Securities and Exchange Commission (“SEC”), and on the website of Hong Kong Exchange and Clearing Limited (www.hkexnews.hk) and the SSE website (www.sse.com.cn). A copy of all notices of proposals by shareholders should be sent to us at BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.
To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April 6, 2025. Any shareholder wishing to submit a director nominee for inclusion in the Company’s 2025 proxy statement should provide the nominee information within the timeframe set forth by our articles and SEC rules.
Results of Annual Meeting
Results of the Annual Meeting will be posted on the Company’s website (www.beigene.com), on the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk), on the SSE website (www.sse.com.cn) upon the conclusion of the Annual Meeting, and on the SEC website (www.sec.gov) in a Current Report on Form 8-K filed by us within four business days of the conclusion of the Annual Meeting.
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General Information
OVERVIEW OF PROPOSALS
This Proxy Statement contains the following 19 proposals requiring shareholder action:
Proposals 1 through 4 request the re-election of four directors;
Proposal 5 requests ratification of the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as our independent auditors for the fiscal year ending December 31, 2024;
Proposal 6 requests the authorization of the Board of Directors to fix the auditors’ compensation for the fiscal year ending December 31, 2024;
Proposal 7 requests the approval, within the parameters of the HK Listing Rules, of the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or ADSs not exceeding 20% of the total number of issued shares of the Company (excluding treasury shares) as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;
Proposal 8 requests the approval, within the parameters of the HK Listing Rules, of the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;
Proposal 9 requests the authorization of the Company and its underwriters, in their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Existing Shareholders, subject to the conditions described in this Proxy Statement;
Proposal 10 requests the authorization of the Company and its underwriters, in their sole discretion, to allocate to Amgen up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen, subject to the conditions described in this Proxy Statement;
Proposal 11 requests the approval of the grant of RSUs with a grant date fair value of US$6,000,000 to Mr. John V. Oyler under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;
Proposal 12 requests the approval of the grant of PSUs with a grant date fair value of US$6,000,000 to Mr. John V. Oyler under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;
Proposal 13 requests the approval of the grant of RSUs with a grant date fair value of US$1,333,333 to Dr. Xiaodong Wang under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;
Proposal 14 requests the approval of the grant of RSUs with a grant date fair value of US$200,000 to each of the independent non-executive directors, Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders and Mr. Qingqing Yi, under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;
Proposal 15 requests the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement;
BeiGene 2024 Proxy Statement :: 7

General Information
Proposal 16 requests the approval, on a non-binding, advisory basis, of the frequency of future advisory votes of the compensation of our named executive officers;
Proposals 17(a) and 17(b) request the approval of the Third Amended and Restated 2016 Share Option and Incentive Plan and the consultant sublimit set out therein;
Proposal 18 requests the approval of the Fourth Amended and Restated 2018 Employee Share Purchase Plan; and
Proposal 19 requests the approval of the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above (the “Adjournment Proposal”).
Proposals 6 through 14 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules and the majority of the amendments to the Company’s 2016 Share Option and Incentive Plan and the Company’s 2018 Employee Share Purchase Plan contained in Proposals 17 and 18 are to comply with the HK Listing Rules. Each of the proposals is discussed in more detail in the pages that follow.
8 :: BeiGene 2024 Proxy Statement

Proposals 1 — 4. Election of Directors
Our articles provide that persons standing for election as directors at a duly constituted general meeting of shareholders with a requisite quorum shall be elected by an ordinary resolution of our shareholders, which requires the affirmative vote of a simple majority of the votes cast on the resolution by the shareholders entitled to vote who are present in person or by proxy at the meeting. Our articles further provide that the Board of Directors will be divided into three groups designated as Class I, Class II and Class III with as nearly equal a number of directors in each group as possible, with each director serving a three-year term and until his or her successor is duly elected and qualified, subject to his or her earlier resignation or removal.
Upon the expiration of the term of each class, each director in that class, if nominated by the Board of Directors, shall be eligible for re-election at the annual general meeting to hold office for another three-year term and until such director’s successor has been duly elected. Our articles provide that, unless otherwise determined by shareholders in a general meeting, the Board of Directors will consist of not less than three directors. We have no provisions relating to retirement of directors upon reaching a specified age.
In the event of a vacancy arising from the resignation of a director or as an addition to the existing board, the Board of Directors may, by the affirmative vote of a simple majority of the remaining directors present and voting at a board meeting, appoint any person to be a director.
For so long as our ordinary shares or ADSs are listed on The Nasdaq Global Select Market (“Nasdaq”), and The Stock Exchange of Hong Kong Limited (“HKEx”), our directors are required to comply with the director nomination procedures of Nasdaq rules and the HK Listing Rules, and the Board of Directors is required to include at least such number of independent directors as required by Nasdaq rules and the HK Listing Rules.
The terms of the Class II directors are scheduled to expire on the date of the 2024 Annual Meeting. Our current Class II directors, Mr. Donald W. Glazer, Mr. Michael Goller and Dr. Corazon (Corsee) D. Sanders were most recently elected by the shareholders at the 2021 Annual Meeting. Additionally, on January 22, 2024, Mr. Thomas Malley resigned from the Board of Directors and Dr. Olivier Brandicourt was appointed to fill the vacancy left by Mr. Malley commencing on January 23, 2024. Dr. Brandicourt serves as a Class II director until the date of the Annual Meeting. Based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”), the Board of Directors’ nominees for re-election by the shareholders are Dr. Olivier Brandicourt, Mr. Donald W. Glazer, Mr. Michael Goller and Dr. Corazon (Corsee) D. Sanders, who are the current Class II members. If re-elected, each nominee of Class II members will serve as a director until the annual general meeting of shareholders in 2027, and until his or her successor is duly elected and qualified, subject to his or her earlier resignation or removal.
We have received from each of Dr. Olivier Brandicourt, Mr. Donald W. Glazer, Mr. Michael Goller and Dr. Corazon (Corsee) D. Sanders an annual confirmation of independence pursuant to Nasdaq rules and Rule 3.13 of the HK Listing Rules and consider each of them independent under Nasdaq rules and the HK Listing Rules.
Pursuant to the code provision B.2.3 of Corporate Governance Code as set out in Appendix C1 to the HK Listing Rules, any further appointment of an independent non-executive director serving more than nine years must be subject to a separate resolution and the Board of Directors must provide reasons why the Board of Directors believe such director is still independent and should be re-elected. Accordingly, please refer to the information set out below in relation to the continuing appointment of Mr. Donald W. Glazer and Mr. Michael Goller, both of whom have served more than nine years on our Board of Directors.
Mr. Donald W. Glazer has served as an independent non-executive director for more than 11 years since February 10, 2013. Mr. Glazer has also been serving as the chairman of the Nominating Committee for more than 8 years. As an independent non-executive director, Mr. Glazer has not engaged in the day-to-day management of the Company nor in any relationships which would interfere with the exercise of his independent judgment. With in-depth understanding of the Company’s operations and business, Mr. Glazer has continuously expressed objective views and given independent guidance to the Company during his time on the Board of Directors. The Nominating Committee (including all members other than Mr. Glazer) and the Board of Directors (including all members other than Mr. Glazer) believe that the long service of Mr. Glazer will not affect his exercise of independent judgement and are satisfied that Mr. Glazer has the required character, integrity and experience to continue fulfilling the role of an independent non-executive director. Furthermore, given Mr. Glazer’s extensive leadership, executive, managerial, business, and corporate legal experience, the Nominating Committee (including all members other than Mr. Glazer) and the Board of Directors (including all members other than Mr. Glazer) believe that the continuing appointment of Mr. Glazer as an independent non-executive director is in the best interests of the Company and its shareholders. Therefore, it is recommended that the shareholders re-elect Mr. Donald W. Glazer as a director.
BeiGene 2024 Proxy Statement :: 9

Proposals 1 — 4. Election of Directors
Mr. Michael Goller has served as an independent non-executive director for more than 9 years since April 15, 2015. Mr. Goller has also been serving as a member of the Nominating Committee for more than 8 years and as a member of the Scientific Advisory Committee for more than 4 years. As an independent non-executive director, Mr. Goller has not engaged in the day-to-day management of the Company nor in any relationships which would interfere with the exercise of his independent judgment. With extensive experience and knowledge of the Company’s operations and business, Mr. Goller has continuously expressed objective views and given independent guidance to the Company during his time on the Board of Directors. The Nominating Committee and the Board of Directors (including all members other than Mr. Goller) believe that the long service of Mr. Goller will not affect his exercise of independent judgement and are satisfied that Mr. Goller has the required character, integrity and experience to continue fulfilling the role of an independent non-executive director. Furthermore, given Mr. Goller’s extensive experience in the life sciences industry as well as his knowledge of financial and corporate development matters, the Nominating Committee and the Board of Directors (including all members other than Mr. Goller) believe that the continuing appointment of Mr. Goller as an independent non-executive director is in the best interests of the Company and its shareholders. Therefore, it is recommended that the shareholders re-elect Mr. Michael Goller as a director.
The names of and certain information about the directors in each of the three classes are set forth below. There are no family relationships among any of our directors or executive officers.
The proxy in the form presented will be voted, unless otherwise indicated, for the re-election of each of the Class II director nominees listed above to the Board of Directors. If any of the nominees should for any reason be unable or unwilling to serve at any time prior to the Annual Meeting, the proxies will be voted for the election of a substitute nominee designated by the Board of Directors.
Set forth below are the biographies of each director, as well as a discussion of the particular experience, qualifications, attributes, and skills that led the Board of Directors to conclude that each such person nominated to serve or currently serving on the Board of Directors should serve as a director. We do not enter into service contracts with our directors. Except as disclosed herein, there is no additional information required to be disclosed pursuant to Rule 13.51(2) of the HK Listing Rules and there are no other matters concerning the directors that need to be brought to the attention of the shareholders for purposes of the Annual Meeting.
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Proposals 1 — 4. Election of Directors
Nominees of Class II Directors for Election for a Three-Year Term Ending at the 2027 Annual General Meeting
The names of the nominees for Class II directors and certain information about each as of April 19, 2024 are set forth below.
Name	Position(s)	Director Since	Age
Dr. Olivier Brandicourt	Director	2024	68
Donald W. Glazer	Director	2013	79
Michael Goller	Director	2015	49
Dr. Corazon (Corsee) D. Sanders	Director	2020	67
Dr. Olivier Brandicourt

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 68 Director Since: Jan. 2024 Committees: Audit Committee Commercial and Medical Affairs Advisory Committee	Experience:
	2019-Present:	Blackstone Life Sciences (Senior Advisor)
	2015-2019:	Sanofi S.A. (Chief Executive Officer)
	Prior:	Bayer HealthCare AG (Chief Executive Officer) Pfizer Inc. (Executive Leadership Team Member and President and General Manager of the Emerging Markets and Established Products business unit)

Other Public Company Directorships:
2020-Present: Alnylam Pharmaceuticals, Inc.
2022-Present: BenevolentAI S.A.
Former Public Company Directorships:
Sanofi S.A.
Qualifications:
Dr. Brandicourt studied medicine in Paris, specializing in Infectious Diseases and Tropical Medicine at the University of Paris V. He holds an advanced degree in Cellular and Immunological Pathophysiology from Paris Descartes University and a Master’s Degree in Biology from the University of Paris XII.
We believe that Dr. Brandicourt’s extensive global operational, commercial and senior management experience in the healthcare sector qualifies him to serve as a member of the Board of Directors.
As of April 19, 2024, Dr. Brandicourt was interested in 27,794 ordinary shares of the Company within the meaning of Part XV of the Hong Kong Securities and Futures Ordinance (the “SFO”). The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeiGene 2024 Proxy Statement :: 11

Proposals 1 — 4. Election of Directors
Donald W. Glazer

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 79 Director Since: Feb. 2013 Committees: Nominating and Corporate Governance Committee (Chair)	Experience:
	2005-Present	GMO Trust (Chair of the Board of Trustees)
	2000-Present:	GMO Trust (Member of the Board of Trustees)
	1997-Present:	Goodwin Procter LLP (Advisory Counsel)
Prior:	Provant, Inc. (Co-Founder, Secretary and Vice Chair)
Mugar/Glazer Holdings (President)
New England Television Corp. and WHDH-TV, Inc. (Vice Chairman of Finance)
Ropes & Gray LLP, Emerging Companies Group (Partner and Chair, Emerging Companies Group)
Harvard Law School (Lecturer)

Other Public Company Directorships:
N/A
Former Public Company Directorships:
N/A
Qualifications:
Mr. Glazer received his A.B. from Dartmouth College in June 1966; J.D. from Harvard Law School in June 1969, where he was an editor of the Harvard Law Review; and L.L.M. from the University of Pennsylvania Law School in May 1970.
Additionally, Mr. Glazer is a co-author of both Glazer and FitzGibbon on Legal Opinions, Third Edition (Aspen Publishers) and Massachusetts Corporation Law & Practice, Second Edition (Aspen Publishers).
We believe that Mr. Glazer’s qualifications to serve on the Board of Directors include his extensive leadership, executive, managerial, business, and corporate legal experience.
As of April 19, 2024, Mr. Glazer was interested in 3,108,659 ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

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Proposals 1 — 4. Election of Directors
Michael Goller

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 49 Director Since: Apr. 2015 Committees: Nominating and Corporate Governance Committee Scientific Advisory Committee	Experience:
	2005-Present:	Baker Brothers Investments (Partner)
	Prior:	JPMorgan Partners, LLC (Associate) Merrill Lynch and Co. (Investment Banker)

Other Public Company Directorships:
2015-Present: DBV Technologies SA
Former Public Company Directorships:
N/A
Qualifications:
Mr. Goller received a B.S. in Molecular and Cell Biology from The Pennsylvania State University in May 1997, and Master’s Degrees in both Biotechnology (School of Engineered and Applied Sciences) and Business Administration (Wharton School) from the University of Pennsylvania in May 2005.
We believe that Mr. Goller is qualified to serve on the Board of Directors based on his experience in the life sciences industry and for his knowledge in financial and corporate development matters.
As of April 19, 2024, Mr. Goller was interested in 453,232 ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

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Proposals 1 — 4. Election of Directors
Dr. Corazon (Corsee) D. Sanders

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 67 Director Since: Aug. 2020 Committees: Audit Committee Commercial and Medical Affairs Advisory Committee Scientific Advisory Committee	Experience:
	2019-2020:	Bristol Myers Squibb Corporation (Transition Advisor)
	2018-2019:	Celgene Corporation (Strategic Advisor to the Chief Medical Officer)
Prior:	Juno Therapeutics Inc. (Member of the Executive Committee and Executive Vice President of Development Operations)
Genentech/Roche (Global Head Clinical Operations; Global Head of Biometrics Group; and Co-Chair of the Portfolio Management Committee)

Other Public Company Directorships:
2019-Present: Molecular Templates Inc.
2020-Present: Legend Biotech Corporation
2021-Present: Ultragenyx Pharmaceutical Inc.
Former Public Company Directorships:
N/A
Qualifications:
Dr. Sanders earned her B.S. and M.S. in statistics, graduating magna cum laude from the University of the Philippines, and her M.A. and Ph.D. in statistics from the Wharton Doctoral Program at the University of Pennsylvania.
We believe that Dr. Sanders’ extensive experience and knowledge in the healthcare sector and her scientific and leadership experience qualify her to serve on, and contribute to the diversity of, the Board of Directors.
As of April 19, 2024, Dr. Sanders was interested in 136,500 ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

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Proposals 1 — 4. Election of Directors
Nomination Policy and Procedure for Independent Non-Executive Directors
When nominating candidates for election to the Board of Directors, the Nominating Committee of the Board of Directors evaluates skills, knowledge and experience required by the Board of Directors, and identifies if there are any special requirements for the vacancy.
The Nominating Committee identifies appropriate candidates and discusses and votes in respect of the nominated directors and recommends candidates for directors to the Board of Directors. In reviewing the structure of the Board of Directors, the Nominating Committee will consider board diversity from a number of aspects, including but not limited to nationality, ethnicity, gender, age, skills, expertise, and industry and regional experience. All Board of Directors nominations will be based on meritocracy and candidates will be considered against criteria including talent, skills and experience as may be necessary for the operation of the Board of Directors as a whole, with a view to maintaining a sound balance of the Board of Directors’ composition, and where nomination of independent non-executive directors is under consideration, the requirements of Rule 3.13 of the HK Listing Rules shall be satisfied.
The Nominating Committee is of the view that the re-election of Dr. Olivier Brandicourt as an independent non-executive director will enrich the Company’s knowledge and experience in the biopharmaceutical industry and financial matters.
The Nominating Committee is of the view that the re-election of Mr. Donald W. Glazer as an independent non-executive director will bring to the Company a wealth of extensive leadership, executive, managerial, business, and corporate legal experience.
The Nominating Committee is of the view that the re-election of Mr. Michael Goller as an independent non-executive director will enrich the Company’s experience in the life sciences industry and knowledge of financial and corporate development matters.
The Nominating Committee is of the view that the re-election of Dr. Corazon (Corsee) D. Sanders as an independent non-executive director will enrich the Company’s knowledge and expertise in conducting business in the healthcare sector and in scientific and clinical development and promote diversity on the Board of Directors.
In view of the above, in April 2024, the Nominating Committee recommended to the Board of Directors that Dr. Olivier Brandicourt, Mr. Donald W. Glazer, Mr. Michael Goller and Dr. Corazon (Corsee) D. Sanders be nominated for election or re-election to the Board of Directors and the Board of Directors has recommended them to be elected by shareholders at the Annual Meeting.
The Board of Directors considers that each of the candidates for independent non-executive director has many years of experience working in various sectors globally and has made significant contributions. Their election will facilitate better supervision of the Company’s business operations. Moreover, each of the candidates for independent non-executive directors has confirmed his or her independence pursuant to Rule 3.13 of the HK Listing Rules. The Board of Directors also considers that each of Dr. Olivier Brandicourt, Mr. Donald W. Glazer, Mr. Michael Goller and Dr. Corazon (Corsee) D. Sanders meets the independence guidelines set out in Rule 3.13 of the HK Listing Rules and is independent in accordance with the terms of the guidelines.
BeiGene 2024 Proxy Statement :: 15

Proposals 1 — 4. Election of Directors
Directors Not Standing for Re-Election
The names of and certain information as of April 19, 2024 about the members of the Board of Directors who are not standing for re-election at the 2024 Annual Meeting are set forth below.
Name	Position(s)	Director Since	Age
Dr. Margaret Dugan	Director	2022	67
Anthony C. Hooper	Director	2020	69
Ranjeev Krishana	Director	2014	50
John V. Oyler	Director	2010	56
Dr. Alessandro Riva	Director	2022	63
Dr. Xiaodong Wang	Director	2016	61
Qingqing Yi	Director	2014	52
16 :: BeiGene 2024 Proxy Statement

Proposals 1 — 4. Election of Directors
Class III Directors Continuing in Office Until the 2025 Annual General Meeting
Anthony C. Hooper

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 69 Director Since: Jan. 2020 Committees: Audit Committee (Chair) Commercial and Medical Affairs Advisory Committee (Chair) Nominating and Corporate Governance Committee	Experience:
	2020-Present:	Amgen Inc. (Consultant)
	2011-2020:	Amgen Inc. (Executive Vice President and Executive Vice President, Global Commercial Operations)
Prior:	Bristol Myers Squibb Company (Senior Vice President, Commercial Operations and President, U.S., Japan and Intercontinental; President, Americas; and President, U.S. Pharmaceuticals, Worldwide Pharmaceuticals Group)
Wyeth Laboratories (Assistant Vice President of Global Marketing)

Other Public Company Directorships:
2020-Present: MannKind Corporation
Former Public Company Directorships:
N/A
Qualifications:
Mr. Hooper earned his law and MBA degrees from the University of South Africa in 1978 and 1988, respectively. We believe Mr. Hooper’s extensive experience and knowledge in the healthcare sector and broad international experience in pharmaceutical commercial operations qualify him to serve on the Board of Directors.

BeiGene 2024 Proxy Statement :: 17

Proposals 1 — 4. Election of Directors
Ranjeev Krishana

MEMBER and LEAD DIRECTOR OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 50 Director Since: Oct. 2014 Committees: Commercial and Medical Affairs Advisory Committee Compensation Committee	Experience:
	2011-Present:	Baker Bros. Advisors LP (Partner)
	Prior:	Pfizer, Inc. (various commercial, strategy and business development leadership roles) Pfizer China (Senior Director and Member of China Leadership Team) Accenture plc (Strategy Consultant)

Other Public Company Directorships:
N/A
Former Public Company Directorships:
N/A
Qualifications:
Mr. Krishana received an A.B. in Economics and Political Science from Brown University in May 1995, and a Master of Public Policy from Harvard University in June 2011. We believe Mr. Krishana’s knowledge of the healthcare sector across international markets qualifies him to serve on the Board of Directors.

18 :: BeiGene 2024 Proxy Statement

Proposals 1 — 4. Election of Directors
Dr. Xiaodong Wang

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 61 Director Since: Feb. 2016 Committees: Scientific Advisory Committee (Co-Chair)	Experience:
	2020-Present:	Tsinghua University (Chair Professor)
	2013-Present:	Chinese Academy of Sciences (Foreign Associate)
	2010-Present:	BeiGene, Ltd. (Co-Founder)
	2004-Present:	National Academy of Science, USA (Member)
	2003-Present:	National Institute of Biological Sciences in Beijing (Founding Co-Director; Director and Investigator)
Prior:	Joyant Pharmaceuticals, Inc. (Founder)
University of Texas Southwestern Medical Center (George L. MacGregor Distinguished Chair Professor in Biomedical Sciences)
Howard Hughes Medical Institute (Investigator)

Other Public Company Directorships:
2021-Present: Clover Biopharmaceutical Ltd. (Non-Executive Director and Member of the Compensation Committee)
Former Public Company Directorships:
N/A
Qualifications:
Dr. Wang received his B.S. in Biology from Beijing Normal University in July 1984 and his Ph.D. in Biochemistry from the University of Texas Southwestern Medical Center in May 1991. We believe that Dr. Wang’s extensive experience in cancer drug research, combined with his experience in the biotech industry, qualifies him to serve as a member of the Board of Directors.

BeiGene 2024 Proxy Statement :: 19

Proposals 1 — 4. Election of Directors
Class I Directors Continuing in Office Until the 2026 Annual General Meeting
Dr. Margaret Dugan

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 67 Director Since: Feb. 2022 Committees: Commercial and Medical Affairs Advisory Committee Compensation Committee (Chair) Scientific Advisory Committee	Experience:
	2023-Present:	Schrodinger, Inc. (Chief Medical Officer)
	2023-Present:	Dracen Pharmaceuticals (Medical Consultant)
	2021-Present:	SonALAsense Pharmaceuticals (Scientific Advisory Board Member)
	2021-2022	SonALAsense Pharmaceuticals (Senior Medical Consultant)
	2018-Present:	Salarius Pharmaceuticals (Senior Medical Advisor and Consultant)
Prior:	Novartis Pharmaceuticals Corp. (Senior Vice President of Clinical Development)
Dracen Pharmaceuticals (Chief Medical Officer)
Schering-Plough (Director, Oncology Clinical Research)
American Cyanamid (Deputy Director, Clinical Research, Oncology)
New York University Medical Center (Research Fellow, Hematology and Oncology Clinical Trials)

Other Public Company Directorships:
N/A
Former Public Company Directorships:
N/A
Qualifications:
Dr. Dugan received her B.A. from New York University in 1977 and her M.D. in hematology and oncology from New York University in 1981. We believe that Dr. Dugan’s extensive scientific and leadership experience in the healthcare sector qualifies her to serve on, and contribute to the diversity of, the Board of Directors.

20 :: BeiGene 2024 Proxy Statement

Proposals 1 — 4. Election of Directors
John V. Oyler

CHAIRMAN OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 56 Director Since: Oct. 2010 Committees: N/A	Experience:
	2010-Present:	BeiGene, Ltd. (Co-Founder, Chairman and Chief Executive Officer)
Prior:
BioDuro, LLC (President and Chief Executive Officer)
Galenea Corp. (Chief Executive Officer)
Telephia, Inc. (Founder and President)
Genta, Inc. (Co-Chief Executive Officer)
McKinsey & Company (Management Consultant)

Other Public Company Directorships:
N/A
Former Public Company Directorships:
N/A
Qualifications:
Mr. Oyler received his B.S. from the Massachusetts Institute of Technology in June 1990 and an MBA from Stanford University in January 1996. We believe that Mr. Oyler’s extensive leadership, executive, managerial, business and pharmaceutical and biotechnology company experience, along with his years of industry experience in the development of pharmaceutical products, qualifies him to serve as a member of the Board of Directors.

BeiGene 2024 Proxy Statement :: 21

Proposals 1 — 4. Election of Directors
Dr. Alessandro Riva

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 63 Director Since: Feb. 2022 Committees: Nominating and Corporate Governance Committee Scientific Advisory Committee (Co-Chair)	Experience:
	2023-Present:	Transgene S.A. (Chairman and Chief Executive Officer)
	2021-2023:	Intima Bioscience (Chief Executive Officer)
	2019-2021:	Ichnos Sciences (Chief Executive Officer)
	2017-2019:	Gilead Sciences (Executive Vice President and Global Head of Oncology Therapeutics and Cell & Gene Therapy)
Prior:	Novartis Pharmaceuticals (Executive Vice President and Global Head of Oncology Development and Medical Affairs)
Novartis Oncology (Interim President)
Breast Cancer International Research Group (Co-Founder)
Cancer International Research Group (Co-Founder and Chief Executive Officer)
Farmitalia Carlo Erba
Rhône-Poulenc Rorer
Aventis

Other Public Company Directorships:
2022-Present: Transgene SA (Chair)
2021-Present: Century Therapeutics
Former Public Company Directorships:
N/A
Qualifications:
Dr. Riva received his M.D. in medicine and surgery from the University of Milan and board certification in oncology and hematology from the same institution. We believe that Dr. Riva’s extensive scientific and management experience in the healthcare sector qualifies him to serve on the Board of Directors.

22 :: BeiGene 2024 Proxy Statement

Proposals 1 — 4. Election of Directors
Qingqing Yi

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 52 Director Since: Oct. 2014 Committees: Compensation Committee Scientific Advisory Committee	Experience:
	2005-Present:	Hillhouse Capital (Partner)
	Prior:	China International Capital Corporation (Equity Research Analyst)

Other Public Company Directorship:
2020-Present: JD Health International Inc.
Former Public Company Directorships:
N/A
Qualifications:
Mr. Yi received a B.S. degree in Engineering from Shanghai Maritime University in July 1995 and an MBA from the University of Southern California in May 2003. We believe Mr. Yi’s extensive experience in capital markets and knowledge of the healthcare sector qualify him to serve on the Board of Directors.

BeiGene 2024 Proxy Statement :: 23

Proposals 1 — 4. Election of Directors
Board Diversity Matrix
The following Board Diversity Matrix presents our Board of Directors diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. The Board of Directors satisfies the minimum objectives of Nasdaq Rule 5605(f)(3) by having at least one director who self-identifies as female and at least one director who self-identifies as an Underrepresented Minority (as defined by Nasdaq rules) or LGBTQIA+. Please refer to the Board Diversity Matrix in the section titled “Proposals 1 — 3. Election of Directors” of the Company’s 2023 Proxy Statement, filed with the SEC on April 27, 2023 for our Board Diversity Matrix as of April 17, 2023.
	As of April 26, 2024
Total Number of Directors	11
	Female	Male
Part I: Gender Identity
Directors	2	9
Part II: Demographic Background
Asian	1	3
White		6
Two or More Races or Ethnicities	1
LGBTQIA+	1
Vote Required and Board of Directors’ Recommendation
Each director nominated for election will be elected if a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy vote at the Annual Meeting in favor of such director. Broker non-votes and abstentions with respect to one or more Class II directors will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.
The proposals for the election of directors relate solely to the election of Class II directors nominated by the Board of Directors.
The Board of Directors recommends that shareholders vote FOR the election of each of the Class II director nominees listed above.
24 :: BeiGene 2024 Proxy Statement

Proposal 5. Ratification of Appointment of Independent Auditors
Pursuant to delegation by the Board of Directors, the Audit Committee of the Board of Directors (the “Audit Committee”) has appointed (a) Ernst & Young LLP, located in Boston, Massachusetts, United States, as the Company’s independent registered accounting firm for the audits of the Company’s financial statements and internal control over financial reporting for the fiscal year ending December 31, 2024 to be filed with the SEC, (b) Ernst & Young, located in Hong Kong, the People’s Republic of China (“PRC”), as the Company’s reporting accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2024 to be filed with the HKEx, and (c) Ernst & Young Hua Ming LLP, located in Beijing, PRC, as the Company’s reporting accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2024 to be filed with the SSE.
Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP are members of the global Ernst & Young firm. Ernst & Young LLP has audited our financial statements filed with the SEC and internal control over financial reporting for the fiscal year ended December 31, 2023 and 2022. Ernst & Young has audited our financial statements filed with the HKEx for the fiscal years ended December 31, 2023 and 2022. Ernst & Young Hua Ming LLP has audited our financial statements filed with the SSE for the fiscal years ended December 31, 2023 and 2022. We expect representatives of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP to be available at the Annual Meeting in person or via teleconference and available to respond to appropriate questions. They will have the opportunity to make a statement if they desire to do so. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider these appointments. The Board of Directors recommends that shareholders vote for ratification of these appointments.
Auditors’ Fees
The following table summarizes the fees of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP, our registered independent public accounting firms, billed to us for each of the last two fiscal years.
	2023 (US$)				2022 (US$)
Fee Category	Ernst & Young LLP	Ernst & Young	Ernst & Young Hua Ming LLP	Total	Ernst & Young LLP	Ernst & Young	Ernst & Young Hua Ming LLP	Total
Audit Fees	4,436,032(1)	843,443	1,777,497	7,056,972	3,250,000	749,194	3,038,019	7,037,213
Tax Fees	63,968	—	—	63,968	63,978	40,023	—	40,023
All Other Fees	—	—	—	—	—	16,834	—	16,834
Total Fees	4,500,000	843,443	1,777,497	7,120,940	3,250,000	806,051	3,038,019	7,094,070

(1)
Audit fees include US$300,000 of additional fees related to the 2022 audit of the Company’s financial statements that were billed after the Company’s Proxy Statement for the 2023 Annual Meeting was filed on April 27, 2023.

Audit Fees
Our aggregated audit fees were US$7,056,972 in 2023 and US$7,037,213 in 2022. Our audit fees for both 2023 and 2022 related primarily to the audits of our financial statements and internal control over financial reporting for SEC filings, quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, services related to the Company’s Hong Kong Stock Exchange filings, services related to the Company’s STAR Market annual report filings and other statutory and regulatory filings.
Tax Fees
Our aggregated fees for tax services were US$63,968 in 2023 and US$40,023 in 2022. In 2023 and 2022, tax fees related primarily to fees incurred for tax advisory services.
All Other Fees
We incurred no other fees for services from our auditors in 2023 and the other aggregated fees for 2022 were US$16,834. In 2022, these other fees related primarily to compliance related consulting services.
BeiGene 2024 Proxy Statement :: 25

Proposal 5. Ratification of Appointment of Independent Auditors
Pre-approval Policies
The Board of Directors has adopted policies and procedures for the pre-approval of audit and non-audit services by the Audit Committee for the purpose of maintaining the independence of our independent auditors. Specifically, the Audit Committee considers whether the services violate the SEC’s general standards of auditor independence, whether scope of services includes specific prohibited non-audit services or would create prohibited relationships between the Company and Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP and their affiliated entities. We may not engage our independent auditors to render any audit or non-audit service unless the service is approved in advance by the Audit Committee.
Pursuant to its pre-approval policy, the Audit Committee may delegate its authority to pre-approve services to the chairperson of the Audit Committee. The decisions of the chairperson to grant pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibilities to pre-approve services to management.
The Audit Committee has considered the services provided by Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as described above and believes that they are compatible with maintaining the firms’ independence as our external auditors. In accordance with Regulation S-X, Rule 2-01, paragraph (c)(7)(i), no fees for services in 2023 and 2022 were approved pursuant to any waivers of the pre-approval requirement.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 5 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 5 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

The Board of Directors recommends that shareholders vote FOR ratification of the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as our independent auditors for the fiscal year ending December 31, 2024.

26 :: BeiGene 2024 Proxy Statement

Proposal 6. Approval of Board Authority to Fix Auditor Compensation
The Board of Directors recommends shareholder approval of the Board of Directors’ authority to fix auditor compensation for 2024 in accordance with the HK Listing Rules. The Board of Directors notes, in this regard, that the annual amount of auditor compensation cannot fully be determined at the beginning of the year. This is because an auditor’s compensation for any given year may vary, on account of the scope and extent of the audit work undertaken during that year. As a result, the Board of Directors requests shareholder approval to delegate the authority to the Board of Directors to fix auditor compensation for the year ending December 31, 2024. If shareholder approval is obtained, the Board of Directors will further delegate the authority to fix auditor compensation to the Audit Committee.
If approved in accordance with the HK Listing Rules, the Board of Directors may delegate such responsibility to the Audit Committee. Auditor compensation will be approved in accordance with the policies and procedures described in Pre-Approval Policies set forth in Proposal 5.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 6 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 6 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR authorization to the Board of Directors to fix auditor compensation for the fiscal year ending December 31, 2024.
BeiGene 2024 Proxy Statement :: 27

Proposal 7. General Mandate to Issue Shares
In order to give the Company the flexibility to issue ordinary shares and/or ADSs (including any sale or transfer of treasury shares out of treasury) if and when appropriate and in accordance with the HK Listing Rules, the Company proposes an ordinary resolution at the Annual Meeting to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or ADSs not exceeding 20% of the total number of issued shares of the Company (excluding treasury shares) (i.e., a total of 1,359,076,324 ordinary shares as of April 19, 2024 on the basis that no further ordinary shares are issued or repurchased before the Annual Meeting) as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company (the “General Mandate to Issue Shares”). Under HK Listing Rules, for purposes of calculating the total number of ordinary shares outstanding to ascertain the scheme mandate limits, we exclude the ordinary shares issued to the Company’s depositary (i.e., a total of 448,045 ordinary shares as of April 19, 2024) in exchange for a corresponding amount of ADSs for the purpose of ensuring that the ADSs are readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time. The General Mandate to Issue Shares shall remain in force until:
(a)
the conclusion of the next annual general meeting of shareholders of the Company unless, by an ordinary resolution passed at that meeting, the General Mandate to Issue Shares is renewed, either unconditionally or subject to conditions; or

(b)
revoked or varied by an ordinary resolution of the shareholders in a general meeting,

whichever occurs first.
The Board of Directors does not have any current plan to issue any new shares pursuant to the General Mandate to Issue Shares and Proposal 7 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
The adoption of the General Mandate to Issue Shares is not conditioned on shareholder approval of the Connected Person Placing Authorization I and the Connected Person Placing Authorization II described in Proposals 9 and 10.
For the avoidance of doubt, subject to shareholders approving the General Mandate to Issue Shares, the Company will only become able to utilize the General Mandate to Issue Shares to resell and/or transfer treasury shares out of treasury after the proposed amendments to the HK Listing Rules in relation to treasury shares come into effect on June 11, 2024.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 7 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 7 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the General Mandate to Issue Shares.
28 :: BeiGene 2024 Proxy Statement

Proposal 8. General Mandate to Repurchase Shares
In order to give the Company the flexibility to repurchase ordinary shares (excluding RMB shares) and/or ADSs if and when appropriate and in accordance with the HK Listing Rules, the Company proposes an ordinary resolution at the Annual Meeting to approve the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of such ordinary resolution (i.e., a total of 1,359,076,324 ordinary shares as of April 19, 2024 on the basis that no further ordinary shares are issued or repurchased before the Annual Meeting) up to the next annual general meeting of shareholders of the Company (the “General Mandate to Repurchase Shares”). Under HK Listing Rules, for purposes of calculating the total number of ordinary shares outstanding to ascertain the scheme mandate limits, we exclude the ordinary shares issued to the Company’s depositary (i.e., a total of 448,045 ordinary shares as of April 19, 2024) in exchange for a corresponding amount of ADSs for the purpose of ensuring that the ADSs are readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time. The General Mandate to Repurchase Shares shall remain in force until:
(a)
the conclusion of the next annual general meeting of shareholders of the Company unless, by an ordinary resolution passed at that meeting, the General Mandate to Repurchase Shares is renewed, either unconditionally or subject to conditions; or

(b)
revoked or varied by an ordinary resolution of the shareholders in a general meeting,

whichever occurs first.
The Board of Directors does not have any current plan to repurchase shares pursuant to the General Mandate to Repurchase Shares and Proposal 8 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules. For the avoidance of doubt, no consent of shareholders is required for any repurchase of the RMB shares by the Company under the HK Listing Rules.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 8 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 8 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the General Mandate to Repurchase Shares.
BeiGene 2024 Proxy Statement :: 29

Explanatory Statement
This explanatory statement contains the information required pursuant to Rule 10.06(1)(b) of the HK Listing Rules. Neither this explanatory statement nor the General Mandate to Repurchase Shares has any unusual features.
INTRODUCTION
1. Issued Shares
As of April 19, 2024 (the “Latest Practicable Date”), for HK Listing Rule mandate limits, the total number of ordinary shares outstanding was calculated to be 1,359,076,324. Under HK Listing Rules, for purposes of calculating the total number of ordinary shares outstanding to ascertain the scheme mandate limits, we exclude the ordinary shares issued to the Company’s depositary (i.e., a total of 448,045 ordinary shares as of the Latest Practicable Date) in exchange for a corresponding amount of ADSs for the purpose of ensuring that the ADSs are readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time. Subject to the passing of Proposal 8 and on the basis that no further ordinary shares are issued or repurchased prior to the Annual Meeting, the Company would be allowed under the General Mandate to Repurchase Shares to repurchase a maximum of 124,402,106 ordinary shares, representing 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of Proposal 8.
2. Reasons for Repurchase
The Board of Directors believes that it is in the best interests of the Company and its shareholders as a whole to have a general authority from its shareholders to enable the Board of Directors to repurchase ordinary shares (excluding RMB shares and treasury shares) and/or ADSs. Such repurchases may, depending on specific circumstances, lead to an increase in net assets per share and/or earnings per share of the Company and will only be made when the Board of Directors has reason to believe that such a repurchase will generally benefit the Company and its shareholders as a whole. The Company may cancel such repurchased shares or hold them as treasury shares, subject to market conditions and the Company’s capital management needs at the relevant time of the repurchases.
For any treasury shares deposited with the Central Clearing and Settlement System (“CCASS”) pending resale on the HKEx, the Company shall (i) procure its broker not to give any instructions to The Hong Kong Securities Clearing Company Limited to vote at general meetings of the Company for the treasury shares deposited with CCASS; and (ii) in the case of dividends or distributions, withdraw the treasury shares from CCASS, and either re-register them in its own name as treasury shares or cancel them, in each case before the record date for the dividends or distributions, or take any other measures to ensure that it will not exercise any shareholders’ rights or receive any entitlements which would otherwise be suspended under the applicable laws if those shares were registered in its own name as treasury shares.
3. Funding of Repurchase
Repurchases of the ordinary shares (excluding RMB shares) and/or ADSs must be funded out of funds legally available for such purpose in accordance with our articles, the applicable listing rules of the stock exchanges on which our shares or ADSs are listed and all applicable laws and regulations of the Cayman Islands, including profits of the Company. In the event that the General Mandate to Repurchase Shares was to be exercised in full at any time during the proposed period within which the General Mandate to Repurchase Shares may be exercised, there might be a material adverse impact on the working capital and/or gearing position of the Company as compared with the position of the Company as disclosed in the audited financial statements for the year ended December 31, 2023 contained in the 2023 annual report of the Company filed with the HKEx. However, the Board of Directors does not propose to exercise the General Mandate to Repurchase Shares to such an extent as would, in the circumstances, have a material adverse effect on the working capital and/or the gearing position which in the opinion of the Board of Directors are from time to time appropriate for the Company.
30 :: BeiGene 2024 Proxy Statement

Explanatory Statement
4. Share Prices
The highest and lowest prices at which the shares were traded on the HKEx during each of the previous 12 months up to the Latest Practicable Date were as follows:
	Highest (HK$)	Lowest (HK$)
Apr-23	167.300	124.900
May-23	161.800	132.600
Jun-23	137.400	106.200
Jul-23	139.900	105.700
Aug-23	132.700	112.500
Sep-23	129.600	107.500
Oct-23	118.600	93.200
Nov-23	126.100	108.100
Dec-23	113.700	101.300
Jan-24	110.900	88.650
Feb-24	108.900	82.650
Mar-24	112.100	91.150
Apr-24 up to the Latest Practicable Date	95.150	75.450
5. Undertaking
The Board of Directors will exercise the power of the Company to make repurchases pursuant to the General Mandate to Repurchase Shares to be approved under Proposal 8 in accordance with the HK Listing Rules and the laws of the Cayman Islands. None of the directors nor, to the best of their knowledge having made all reasonable enquiries, their close associates, have any present intention to sell any shares or ADSs to the Company under the General Mandate to Repurchase Shares if such is approved by the shareholders. No core connected persons of the Company have notified the Company that they have a present intention to sell shares or ADSs to the Company, or have undertaken not to do so, in the event that the General Mandate to Repurchase Shares is approved by the shareholders.
6. Takeovers Code
If, on exercise of the power to repurchase ordinary shares (excluding RMB shares) and/or ADSs pursuant to the General Mandate to Repurchase Shares, a shareholder’s proportionate interest in the voting rights of the Company increases, such increase will be treated as an acquisition for the purposes of Rules 26 and 32 of the Takeovers Code of Hong Kong (the “Takeover Code”). As a result, a shareholder or group of shareholders acting in concert could obtain or consolidate control of the Company and become obliged to make a mandatory offer in accordance with Rules 26 and 32 of the Takeovers Code. The Board of Directors has no present intention to exercise the General Mandate to Repurchase Shares to such an extent as would result in any mandatory offer obligation arising.
7. Share Repurchase made by the Company
The Company did not repurchase any ordinary shares and/or ADSs in the six months preceding the Latest Practicable Date.
BeiGene 2024 Proxy Statement :: 31

Proposal 9. Connected Person Placing Authorization I
As a global oncology company, the Company believes that efficient access to capital on a continuing basis is essential to funding the Company’s business plans, and participation in capital raisings by biotech-focused funds with deep industry knowledge (such as the Company’s existing shareholders, Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”)), is often crucial to the success of capital raising transactions. In connection with the Company’s listing on the HKEx in August 2018, the Company therefore applied for, and the HKEx granted, a waiver (the “Waiver”) from strict compliance with Rule 13.36(1) of the HK Listing Rules and the independent shareholder approval requirements set out in Chapter 14A of the HK Listing Rules in respect of the Connected Person Placing Authorization I (as defined below).
In order to give the Company the flexibility to issue ordinary shares and/or ADSs to certain connected persons if and when appropriate and to comply with the HK Listing Rules, the Company proposes an ordinary resolution at the Annual Meeting to authorize the Company and its underwriters, in their sole discretion, to, in the Company’s securities offerings, allocate to each of the Existing Shareholders, up to a maximum amount of shares in order for each Existing Shareholder to maintain the same shareholding percentage (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted under the General Mandate to Issue Shares set forth in Proposal 7 for a period of five years, which period will be subject to an extension on a rolling basis each year, subject to the following conditions (the “Connected Person Placing Authorization I”):
(1)
the Company will put forward Proposals 7 and 9 to its shareholders in the next general meeting following the HKEx listing, which will be convened within four months after its listing (to clarify, this condition was satisfied in December 2018);

(2)
the Connected Person Placing Authorization I and the shareholder approval of the General Mandate to Issue Shares are not interdependent in that our shareholders may approve the General Mandate to Issue Shares without approving the Connected Person Placing Authorization I;

(3)
the Existing Shareholders shall abstain from voting on the Connected Person Placing Authorization I;

(4)
the Connected Person Placing Authorization I is only valid to the extent the Existing Shareholders individually hold less than 50% of the then-outstanding share capital of the Company;

(5)
any securities issued to the Existing Shareholders in an offering conducted pursuant to the General Mandate to Issue Shares shall be for cash consideration only and not as consideration for any acquisition;

(6)
none of the Existing Shareholders shall be entitled to have representatives on the committee of the Board of Directors responsible for determining the specific pricing of any offering;

(7)
apart from the potential pro rata allocation, the Existing Shareholders will subscribe for securities on the same terms and conditions as all other placees in any offering and none of the Existing Shareholders shall be entitled to any preferential treatment with respect to any offering conducted;

(8)
the Company will put forward Proposals 7 and 9 to its shareholders at each subsequent annual general meeting after its listing on the HKEx; and

(9)
the Company remains listed on Nasdaq.

Proposal 9 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
Subject to the conditions above, if the Connected Person Placing Authorization I is approved at the Annual Meeting, the Company and its underwriters will be able to place, in the Company’s securities offerings, a pro rata amount of securities to the Existing Shareholders in connection with issuances of the Company’s shares under a general mandate approved by the Company’s shareholders, during a five-year period after the Annual Meeting, with such five-year period subject to an extension on a rolling basis at each subsequent annual general meeting of shareholders of the Company. The Board of Directors does not have any current plan to issue any new shares to the Existing Shareholders pursuant to the Connected Person Placing Authorization I.
32 :: BeiGene 2024 Proxy Statement

Proposal 9. Connected Person Placing Authorization I
As of April 19, 2024 (the “Latest Practicable Date”), the Existing Shareholders had the following interests or short positions in the shares or underlying shares of the Company as recorded in the register required to be kept by the Company pursuant to Section 336 of the SFO. The beneficial ownership rules of the SFO and the HK Listing Rules differ from those of the SEC. For details regarding beneficial ownership calculated pursuant to SEC rules, please refer to the section titled “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.
Name of Shareholder	Capacity / Nature of Interest	Number of Shares/ Underlying Shares	Approximate Percentage of Holding(1)
Julian C. Baker(2)	Beneficial owner/Interest in controlled corporations/Person having a security interest in shares	138,757,831	10.21%
Felix J. Baker(2)	Beneficial owner/Interest in controlled corporations/Person having a security interest in shares	138,757,831	10.21%
Baker Bros. Advisors (GP) LLC(2)	Investment manager/Other	138,302,171	10.17%
Baker Bros. Advisors LP(2)	Investment manager/Other	138,302,171	10.17%
Baker Brothers Life Sciences Capital, L.P.(2)	Interest in controlled corporations/Other	126,893,311	9.33%
HHLR Advisors, Ltd.(3)	Investment manager	133,587,655	9.83%
HHLR Fund, L.P.(3)	Beneficial owner	129,433,059	9.52%

(1)
The calculation is based on the total number of 1,359,524,369 ordinary shares outstanding as of the Latest Practicable Date, which included ordinary shares issued to the depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that ADSs are readily available to satisfy the vesting of restricted share units and the exercise of share options under our equity incentive plans from time to time.

(2)
Julian C. Baker and Felix J. Baker are the managing members of Baker Bros. Advisors (GP) LLC. Baker Bros. Advisors (GP) LLC is the general partner of Baker Bros. Advisors LP (“BBA”). BBA is the manager for securities held by 667, L.P. and Baker Brothers Life Sciences, L.P. Also, Baker Brothers Life Sciences Capital, L.P. is the general partner of Baker Brothers Life Sciences, L.P. (the “Funds”). Unlisted derivatives include stock options and restricted stock received as compensation by two BBA employees (Michael Goller and Ranjeev Krishana) for their service on the Board of Directors of BeiGene, Ltd. and are controlled by BBA, with the Funds entitled to the pecuniary interest.

According to the corporate substantial shareholder notice for the date of relevant event of November 14, 2023 submitted by Baker Brothers Life Sciences Capital, L.P. to HKEx on November 15, 2023, 125,986,847 ordinary shares were held by Baker Brothers Life Sciences, L.P. directly. For the purposes of the SFO, Julian C. Baker, Felix J. Baker, Baker Bros. Advisors (GP) LLC and BBA are deemed to be interested in the 11,408,860 ordinary shares held by 667, L.P. and the 125,986,847 ordinary shares held by Baker Brothers Life Sciences, L.P., and 723,996 ordinary shares which unlisted derivatives are controlled by BBA, with the Funds entitled to the pecuniary interest. In addition, for the purposes of the SFO, Baker Brothers Life Sciences Capital, L.P. is deemed to be interested in the 125,986,847 ordinary shares held by Baker Brothers Life Sciences, L.P., and 723,996 ordinary shares which unlisted derivatives are controlled by BBA, with the Funds entitled to the pecuniary interest.
Outside the Funds, Julian C. Baker and Felix J. Baker further interest in (in the form of ADSs) 270,868 ordinary shares personally and 144,517 ordinary shares through FBB3 LLC, a controlled corporation.
(3)
(i) 133,587,655 ordinary shares are held by HHLR Fund, L.P. (formerly known as Gaoling Fund, L.P.) and YHG Investment, L.P.; and (ii) 13,447,603 ordinary shares are held by Hillhouse BGN Holdings Limited. HHLR Advisors, Ltd. acts as the sole general partner of YHG Investment, L.P. and the sole management company of HHLR Fund, L.P. Hillhouse Capital Management, Ltd. is the sole management company of Hillhouse Fund II, L.P., which owns Hillhouse BGN Holdings Limited. Under the SFO, HHLR Advisors, Ltd. is deemed to be interested in the 133,587,655 ordinary shares held by HHLR Fund, L.P. and YHG Investment, L.P. and Hillhouse Capital Management, Ltd. is deemed to be interested in the 13,447,603 ordinary shares held by Hillhouse BGN Holdings Limited. Under the SFO, Hillhouse Fund II, L.P. is deemed to be interested in the 13,447,603 ordinary shares held by Hillhouse BGN Holdings Limited. Qingqing Yi, a member of the Board of Directors, is a Partner at Hillhouse Capital, affiliates of which collectively hold more than 5% of our voting securities.

BeiGene 2024 Proxy Statement :: 33

Proposal 9. Connected Person Placing Authorization I
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 9 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding the Existing Shareholders, which are required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 9 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the Connected Person Placing Authorization I.
34 :: BeiGene 2024 Proxy Statement

Proposal 10. Connected Person Placing Authorization II
On October 31, 2019, the Company and its wholly-owned subsidiary BeiGene Switzerland GmbH entered into a Collaboration Agreement with Amgen to collaborate on the commercialization of certain products of Amgen in the PRC and the clinical development of certain pipeline products of Amgen (the “Collaboration Agreement”). On January 2, 2020, the Company issued 206,635,013 ordinary shares in the form of 15,895,001 ADSs of the Company, representing approximately 20.5% of the Company’s then outstanding share capital, to Amgen for aggregate gross proceeds of US$2.78 billion, or US$13.45 per ordinary share, or US$174.85 per ADS, pursuant to the Share Purchase Agreement dated October 31, 2019, as further amended, by and between the Company and Amgen.
The Company expects that the transaction with Amgen will continue to provide long-term financial benefits to the Company. Given the highly technical nature of the biotech industry, it is often difficult for retail (and even most institutional) investors to fully understand information released by biotech companies relating to the significant events after which offerings of securities are typically conducted. Many investors also look to increase their percentage holdings in companies as risk profiles go down through clinical development; ultimately, they often do this through participation in primarily follow-on financings. As such, participation by leading biotech companies is instrumental in giving retail and other institutional investors the assurance and comfort to make, and continue to make, investments into biotech companies.
In connection with the collaboration with Amgen, in 2019, the Company applied for, and the HKEx granted, a waiver (the “Amgen Waiver”) from strict compliance with Rule 13.36(1) of the HK Listing Rules and the independent shareholder approval requirements set out in Chapter 14A of the HK Listing Rules in respect of the Connected Person Placing Authorization II (as defined below).
In order to give the Company the flexibility to issue ordinary shares and/or ADSs to certain connected persons if and when appropriate and to comply with the HK Listing Rules, the Company proposes an ordinary resolution at the Annual Meeting to authorize the Company and its underwriters, in their sole discretion, to, in the Company’s securities offerings, allocate to Amgen, up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the General Mandate to Issue Shares set forth in Proposal 7 for a period of five years, which period will be subject to an extension on a rolling basis each year, subject to the following conditions (the “Connected Person Placing Authorization II”):
(1)
the Connected Person Placing Authorization II and the shareholder approval of the General Mandate to Issue Shares are not interdependent in that our shareholders may approve the General Mandate to Issue Shares without approving the Connected Person Placing Authorization II;

(2)
Amgen shall abstain from voting on the Connected Person Placing Authorization II;

(3)
the Connected Person Placing Authorization II is only valid to the extent Amgen individually holds less than 50% of the then-outstanding share capital of the Company;

(4)
any securities issued to Amgen in an offering conducted pursuant to the General Mandate to Issue Shares shall be for cash consideration only and not as consideration for any acquisition;

(5)
Amgen shall not be entitled to have representatives on the committee of the Board of Directors responsible for determining the specific pricing of any offering;

(6)
apart from the potential pro rata allocation, Amgen will subscribe for securities on the same terms and conditions as all other placees in any offering and Amgen shall not be entitled to any preferential treatment with respect to any offering conducted;

(7)
the Company will put forward Proposals 7 and 10 to its shareholders at each subsequent annual general meeting;

(8)
the Company shall disclose the Amgen Waiver in the proxy statement for each subsequent annual general meeting; and

(9)
the Company remains listed on Nasdaq.

Proposal 10 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
BeiGene 2024 Proxy Statement :: 35

Proposal 10. Connected Person Placing Authorization II
Subject to the conditions above, if the Connected Person Placing Authorization II is approved at the Annual Meeting, the Company and its underwriters will be able to place, in the Company’s securities offerings, a pro rata amount of securities to Amgen in connection with issuances of the Company’s shares under a general mandate approved by the Company’s shareholders, during a five-year period after the Annual Meeting, with such five-year period subject to an extension on a rolling basis at each subsequent annual general meeting of shareholders of the Company. The Board of Directors does not have any current plan to issue any new shares to Amgen pursuant to the Connected Person Placing Authorization II.
As of the Latest Practicable Date, Amgen had the following interests or short positions in the shares or underlying shares of the Company as recorded in the register required to be kept by the Company pursuant to Section 336 of the SFO. The beneficial ownership rules of the SFO and the HK Listing Rules differ from those of the SEC.
Name of Shareholder	Capacity / Nature of Interest	Number of Shares/ Underlying Shares	Approximate Percentage of Holding(1)
Amgen Inc.	Beneficial owner	246,269,426	18.11%

(1)
The calculation is based on the total number of 1,359,524,369 ordinary shares outstanding as of the Latest Practicable Date, which included ordinary shares issued to the depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that ADSs are readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time.

Vote Required and Board of Directors’ Recommendation
Approval of Proposal 10 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding Amgen, which is required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 10 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the Connected Person Placing Authorization II.
36 :: BeiGene 2024 Proxy Statement

Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
Proposals 11 through 14 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
LETTER FROM THE BOARD OF DIRECTORS
April 26, 2024
To the Shareholders
Dear Sir or Madam,
PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS
INTRODUCTION
Reference is made to the announcement of BeiGene, Ltd. (the “Company”) dated April 16, 2024 in relation to the proposed restricted share unit (“RSU”) grants to the named directors and executive (the “Proposed RSU Grants”) and the performance share unit (“PSU”) grant to the named executive (the “Proposed PSU Grant” and together with the Proposed RSU Grants, the “Proposed Equity Grants”).
The purpose of this letter is to provide you with (1) further information in relation to the Proposed Equity Grants; (2) letters from the Independent Board Committees; (3) a letter from the Independent Financial Adviser; and (4) other information as required under the HK Listing Rules.
THE PROPOSED EQUITY GRANTS
Subject to acceptance and the independent shareholders’ approval, the Board of Directors resolved that it will grant the following Proposed Equity Grants under the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”), on the date of the 2024 annual general meeting of shareholders (the “Annual Meeting”) (i.e., June 5, 2024):
•
RSUs with a grant date fair value of US$6,000,000 to Mr. John V. Oyler, entitling Mr. Oyler to receive a maximum of an estimated 602,212 ordinary shares (the “indicative number of Oyler RSUs”) upon full vesting, representing approximately 0.04% of the total number of issued shares as of April 19, 2024 (the “Latest Practicable Date”). The indicative number of Oyler RSUs is calculated for indicative purposes only using the closing price of US$129.52 per American Depositary Share of the Company (“ADS”) on Nasdaq (or US$9.96 per ordinary share) on the assumed grant date which is April 19, 2024 (the “Assumed Grant Date Price”). The actual number of shares to be issued will be calculated using the closing price on the grant date;

•
PSUs with a grant date fair value of US$6,000,000 to Mr. John V. Oyler, entitling Mr. Oyler to receive an estimated 602,212 ordinary shares (the “indicative number of Oyler PSUs”) upon target vesting of 100% (an estimated 1,204,424 ordinary shares upon maximum vesting of 200%), representing approximately 0.04% of the total number of issued shares as of the Latest Practicable Date. The indicative number of Oyler PSUs is calculated for indicative purposes only using the Assumed Grant Date Price. The actual number of shares to be issued will be calculated using the closing price on the grant date and will depend upon actual performance;

•
RSUs with a grant date fair value of US$1,333,333 to Dr. Xiaodong Wang, entitling Dr. Wang to receive a maximum of an estimated 133,822 ordinary shares (the “indicative number of Wang RSUs”) upon full vesting, representing approximately 0.01% of the total number of issued shares as of the Latest Practicable Date. The indicative number of Wang RSUs is calculated for indicative purposes only using the Assumed Grant Date Price. The actual number of shares to be issued will be calculated using the closing price on the grant date;

•
RSUs with a grant date fair value of US$200,000 to each of the independent non-executive directors, Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders and Mr. Qingqing Yi, each to receive a maximum of an estimated 20,072 ordinary shares (the

BeiGene 2024 Proxy Statement :: 37

Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
“indicative number of independent non-executive director RSUs”) upon full vesting, representing approximately 0.001% of the total number of issued shares as of the Latest Practicable Date. The indicative number of independent non-executive director RSUs is calculated for indicative purposes only using the Assumed Grant Date Price. The actual number of shares to be issued will be calculated using the closing price on the grant date; and
•
the final number of RSUs underlying each Proposed RSU Grant, which, for the avoidance of doubt, may be higher or lower than the indicative number of Oyler RSUs, the indicative number of Wang RSUs and the indicative number of independent non-executive director RSUs (collectively, the “indicative number of RSUs”) set forth above, and the final number of PSUs underlying the Proposed PSU Grant, which, for the avoidance of doubt, may be higher or lower than the indicative number of Oyler PSUs (the “indicative number of PSUs” and, together with the indicative number of RSUs, the “indicative number of shares”) shall be calculated by dividing the grant value by the closing price of the ADSs on Nasdaq or the accounting date fair value on the actual grant date which shall be the date of the Annual Meeting (i.e., June 5, 2024).

The remaining number of shares available for future equity grants under the 2016 Plan as of the Latest Practicable Date was 37,354,901 and the Proposed Equity Grants will be subject to such limit.
If the independent shareholders’ approval is not obtained by the date of the Annual Meeting, the respective Proposed Equity Grant shall be replaced by a share option grant with the same grant date value in accordance with Chapter 17 of the HK Listing Rules.
The Board of Directors resolved that it will grant the following share option grants under the 2016 Plan to Mr. Oyler, Dr. Wang and the independent non-executive directors on the date of the Annual Meeting (i.e., June 5, 2024), which are not subject to the independent shareholders’ approval but are subject to the relevant requirements under Chapter 17 of the HK Listing Rules:
•
share options with a grant date fair value of US$6,000,000 to Mr. Oyler. 25% of the ordinary shares subject to the share options shall become exercisable on the first anniversary of the grant date, and the balance shall become exercisable in 36 successive equal monthly installments thereafter, subject to continued service; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the option shall become exercisable for underlying shares as if he had remained employed for an additional 20 months; provided further that the option shall become exercisable for all underlying shares upon a change in control of the Company or death or disability; the share options do not have performance targets but are subject to a clawback mechanism which permits the Company to recover such share options in the event that Mr. Oyler’s employment terminates for cause, at which time, any portion of the share options granted that are outstanding on such termination date shall terminate immediately and be of no further force and effect, as well as being subject to our clawback policy;

•
share options with a grant date fair value of US$2,666,667 to Dr. Wang. 25% of the ordinary shares subject to the share options shall become exercisable on the first anniversary of the grant date, and the balance shall become exercisable in 36 successive equal monthly installments thereafter, subject to continued service; provided that upon death or disability the options will become exercisable in full; the share options do not have performance targets but are subject to a clawback mechanism which permits the Company to recover such share options in the event that Dr. Wang’s service relationship terminates for cause, at which time, any portion of the share options granted that are outstanding on such termination date shall terminate immediately and be of no further force and effect;

•
share options with a grant date fair value of US$200,000 to each of the independent non-executive directors. The share options shall vest in full on the earlier of the first anniversary of the grant date or the date of the next annual general meeting of shareholders; provided, however, that all vesting shall cease if the director resigns from the Board of Directors or otherwise ceases to serve as a director other than as set forth below or the Board of Directors determines that the circumstances warrant continuation of vesting. All options shall be exercisable for three years following cessation of service, and unvested options shall accelerate in full upon (i) death, (ii) disability, (iii) termination of service in connection with a change of control of the Company, or (iv) upon a change of control of the Company if the director’s service continues and the awards are not assumed by the acquiror at the time of the change of control; the share options do not have performance targets or a clawback mechanism; and

•
each share option will have an exercise price equal to the greater of  (i) the fair market value of the Company’s ordinary shares on the date of grant and (ii) the average fair market value of the Company’s ordinary shares over the five trading days preceding the grant date, in each case as determined in reference to the closing price of the Company’s ADSs on Nasdaq.

The Compensation Committee believes that including time-based equity incentives in executive and director compensation, such as the proposed grant of share options to Mr. Oyler, Dr. Wang and the independent non-executive directors, encourages them to focus on long-term Company performance and better aligns their interests with that of shareholders while promoting retention. Furthermore, the Compensation Committee believes that the proposed grant of share options to Mr. Oyler and Dr. Wang without performance
38 :: BeiGene 2024 Proxy Statement

Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
targets and the proposed grant of share options to independent non-executive directors without performance targets or a clawback mechanism is market competitive, consistent with the Company’s remuneration policy and aligns with the purpose of the 2016 Plan.
For the avoidance of doubt, the Proposed Equity Grants will be made under the 2016 Plan prior to the proposed adoption of the Amended 2016 Plan, further details of which are set out in the section titled "Proposal 17 — Approval of the Third Amended and Restated 2016 Share Option and Incentive Plan” in this Proxy Statement.
The Proposed RSU Grant to Mr. Oyler
The Proposed RSU Grant to Mr. Oyler will be made under the following terms:
•
each of the RSUs is granted for nil consideration;

•
each of the RSUs granted represents the right to receive one ordinary share on the date it vests; and

•
25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the RSUs shall become vested as if he had remained employed for an additional 20 months; provided further that the RSUs shall become fully vested for underlying shares upon a change in control of the Company or death or disability.

The Proposed PSU Grant to Mr. Oyler
The Proposed PSU Grant to Mr. Oyler will be made under the following terms:
•
each of the PSUs is granted for nil consideration;

•
each of the PSUs granted represents the right to receive one ordinary share to the extent the performance metric is met and all vesting criteria are achieved (e.g., continued employment);

•
performance metric used is yearly total revenue, with potential payout of 0-200% of target based on performance versus pre-set revenue goals for each of three equally-weighted one-year periods;

•
revenue targets are set prior to grants by the management team; and

•
the ordinary shares shall cliff vest at the end of the three-year performance period once the total revenue number for the third year is finalized to the extent the performance metrics are met, subject to continued service; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the PSUs with completed performance periods shall become vested and paid out based on actual performance while the awards for incomplete years will be paid out at target as if he had remained employed for an additional 20 months; provided further that the PSUs shall become fully vested for underlying shares upon a change in control of the Company or death or disability pursuant to the same formula.

The Proposed RSU Grant to Dr. Wang
The Proposed RSU Grant to Dr. Wang will be made under the following terms:
•
each of the RSUs is granted for nil consideration;

•
each of the RSUs granted represents the right to receive one ordinary share on the date it vests; and

•
25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service; provided that the RSUs shall become fully vested for underlying shares upon death or disability.

The Proposed RSU Grants to the Independent Non-Executive Directors
The Proposed RSU Grants to each of the independent non-executive directors will be made under the following terms:
BeiGene 2024 Proxy Statement :: 39

Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
•
each of the RSUs is granted for nil consideration;

•
each of the RSUs granted represents the right to receive one ordinary share on the date it vests;

•
100% of the ordinary shares shall vest upon the earlier to occur of the first anniversary of the grant date or the date of the next annual general meeting of shareholders; provided, however, that all vesting shall cease if the director resigns from the Board of Directors or otherwise ceases to serve as a director other than as set forth below or the Board of Directors determines that the circumstances warrant continuation of vesting. Unvested RSUs shall accelerate in full upon (i) death, (ii) disability, (iii) termination of service in connection with a change of control of the Company, or (iv) upon a change of control of the Company if the director’s service continues and the awards are not assumed by the acquiror at the time of the change of control. Subject to specific terms and conditions designed for compliance with applicable tax and other regulations, a director generally may elect to defer settlement of their RSUs until six months following the date that the director ceases to serve as a director;

•
notwithstanding the above, the number of RSUs to be vested on the vesting date shall not cause the total number of shares held legally or beneficially by each of the independent non-executive directors, together with the total number of shares which may be issued to each of them or their nominee upon the exercise of any outstanding share options, convertible securities and other rights (whether contractual or otherwise) to call for the issue of shares, to exceed 1% of the total number of issued shares at the vesting date after their vesting and issuance (the “1% threshold”); and

•
if the number of RSUs to be vested on the vesting date would cause the total number of shares held legally or beneficially by each of the independent non-executive directors, together with the total number of shares which may be issued to each of them or their nominee upon the exercise of any outstanding share options, convertible securities and other rights (whether contractual or otherwise) to call for the issue of shares, to exceed the 1% threshold, the final number of RSUs to be vested on the vesting date shall be the maximum number of shares that may be issued to the relevant grantee while keeping their respective shareholding below the 1% threshold.

HONG KONG LISTING RULES IMPLICATIONS
Mr. Oyler, Dr. Wang, Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi are directors. Therefore, they are connected persons of the Company, and each of the Proposed Equity Grants and transactions contemplated therein constitute non-exempt connected transactions of the Company under Chapter 14A of the HK Listing Rules and are subject to reporting, announcement and the independent shareholders’ approval requirements.
Mr. Oyler
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Oyler and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant and Proposed PSU Grant to Mr. Oyler and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Oyler and his associates is not interested in any shares except Mr. Oyler’s interest in a total of 74,229,026 shares or underlying shares, representing approximately 5.46% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant or the Proposed PSU Grant to Mr. Oyler and transactions contemplated therein. Accordingly, except for Mr. Oyler and any trustee, manager and director of the entities associated with him, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant or the Proposed PSU Grant to Mr. Oyler and transactions contemplated therein.
Except for Mr. Oyler, no other director is considered to have a material interest in the Proposed RSU Grant or the Proposed PSU Grant to Mr. Oyler. The relevant board resolution was approved by our independent non-executive directors and no independent non-executive director abstained from voting on the relevant board resolution.
40 :: BeiGene 2024 Proxy Statement

Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
Dr. Wang
Pursuant to Chapter 14A of the HK Listing Rules, each of Dr. Wang and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Dr. Wang and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Dr. Wang and his associates is not interested in any shares except Dr. Wang’s interest in a total of 20,313,993 shares or underlying shares, representing approximately 1.49% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Dr. Wang and transactions contemplated therein. Accordingly, except for Dr. Wang and any trustee and manager of the entities affiliated with him, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Dr. Wang and transactions contemplated therein.
Except for Dr. Wang, no other director is considered to have a material interest in the Proposed RSU Grant to Dr. Wang. The relevant board resolution was approved by our independent non-executive directors and no independent non-executive director abstained from voting on the relevant board resolution.
Dr. Brandicourt
Pursuant to Chapter 14A of the HK Listing Rules, each of Dr. Brandicourt and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Dr. Brandicourt and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Dr. Brandicourt and his associates is not interested in any shares except Dr. Brandicourt’s interest in a total of 27,794 shares or underlying shares, representing approximately 0.002% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Dr. Brandicourt and transactions contemplated therein. Accordingly, except for Dr. Brandicourt, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Dr. Brandicourt and transactions contemplated therein.
Except for Dr. Brandicourt, no other director is considered to have a material interest in the Proposed RSU Grant to Dr. Brandicourt. The relevant board resolution was approved by our independent non-executive directors and except for Dr. Brandicourt, no independent non-executive director abstained from voting on the relevant board resolution.
Dr. Dugan
Pursuant to Chapter 14A of the HK Listing Rules, each of Dr. Dugan and her associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Dr. Dugan and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Dr. Dugan and her associates is not interested in any shares except Dr. Dugan’s interest in a total of 113,815 shares or underlying shares, representing approximately 0.008% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Dr. Dugan and transactions contemplated therein. Accordingly, except for Dr. Dugan, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Dr. Dugan and transactions contemplated therein.
Except for Dr. Dugan, no other director is considered to have a material interest in the Proposed RSU Grant to Dr. Dugan. The relevant board resolution was approved by our independent non-executive directors and except for Dr. Dugan, no independent non-executive director abstained from voting on the relevant board resolution.
BeiGene 2024 Proxy Statement :: 41

Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
Mr. Glazer
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Glazer and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Glazer and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Glazer and his associates is not interested in any shares except Mr. Glazer’s interest in a total of 3,108,659 shares or underlying shares, representing approximately 0.23% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Glazer and transactions contemplated therein. Accordingly, except for Mr. Glazer, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Glazer and transactions contemplated therein.
Except for Mr. Glazer, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Glazer. The relevant board resolution was approved by our independent non-executive directors and except for Mr. Glazer, no independent non-executive director abstained from voting on the relevant board resolution.
Mr. Goller
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Goller and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Goller and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Goller and his associates is not interested in any shares except Mr. Goller’s interest in a total of 453,232 shares or underlying shares, representing approximately 0.03% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Goller and transactions contemplated therein. Accordingly, except for Mr. Goller, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Goller and transactions contemplated therein.
Except for Mr. Goller, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Goller. The relevant board resolution was approved by our independent non-executive directors and except for Mr. Goller, no independent non-executive director abstained from voting on the relevant board resolution.
Mr. Hooper
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Hooper and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Hooper and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Hooper and his associates is not interested in any shares except Mr. Hooper’s interest in a total of 183,885 shares or underlying shares, representing approximately 0.01% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Hooper and transactions contemplated therein. Accordingly, except for Mr. Hooper, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Hooper and transactions contemplated therein.
Except for Mr. Hooper, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Hooper. The relevant board resolution was approved by our independent non-executive directors and except for Mr. Hooper, no independent non-executive director abstained from voting on the relevant board resolution.
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Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
Mr. Krishana
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Krishana and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Krishana and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Krishana and his associates is not interested in any shares except Mr. Krishana’s interest in a total of 453,232 shares or underlying shares, representing approximately 0.03% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Krishana and transactions contemplated therein. Accordingly, except for Mr. Krishana, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Krishana and transactions contemplated therein.
Except for Mr. Krishana, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Krishana. The relevant board resolution was approved by our independent non-executive directors and except for Mr. Krishana, no independent non-executive director abstained from voting on the relevant board resolution.
Dr. Riva
Pursuant to Chapter 14A of the HK Listing Rules, each of Dr. Riva and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Dr. Riva and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Dr. Riva and his associates is not interested in any shares except Dr. Riva’s interest in a total of 113,815 shares or underlying shares, representing approximately 0.008% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Dr. Riva and transactions contemplated therein. Accordingly, except for Dr. Riva, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Dr. Riva and transactions contemplated therein.
Except for Dr. Riva, no other director is considered to have a material interest in the Proposed RSU Grant to Dr. Riva. The relevant board resolution was approved by our independent non-executive directors and except for Dr. Riva, no independent non-executive director abstained from voting on the relevant board resolution.
Dr. Sanders
Pursuant to Chapter 14A of the HK Listing Rules, each of Dr. Sanders and her associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Dr. Sanders and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Dr. Sanders and her associates is not interested in any shares except Dr. Sanders’ interest in a total of 136,500 shares or underlying shares, representing approximately 0.01% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Dr. Sanders and transactions contemplated therein. Accordingly, except for Dr. Sanders, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Dr. Sanders and transactions contemplated therein.
Except for Dr. Sanders, no other director is considered to have a material interest in the Proposed RSU Grant to Dr. Sanders. The relevant board resolution was approved by our independent non-executive directors and except for Dr. Sanders, no independent non-executive director abstained from voting on the relevant board resolution.
BeiGene 2024 Proxy Statement :: 43

Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
Mr. Yi
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Yi and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Yi and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Yi and his associates is not interested in any shares except Mr. Yi’s interest in a total of 436,150 shares or underlying shares, representing approximately 0.03% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Yi and transactions contemplated therein. Accordingly, except for Mr. Yi, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Yi and transactions contemplated therein.
Except for Mr. Yi, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Yi. The relevant board resolution was approved by our independent non-executive directors and except for Mr. Yi, no independent non-executive director abstained from voting on the relevant board resolution.
REASONS AND RATIONALE FOR THE PROPOSED EQUITY GRANTS
Purpose of the 2016 Plan and the Proposed Equity Grants
The 2016 Plan provides the Company with flexibility to use various equity-based incentives and other awards as compensation tools to motivate and reward the Company’s employees, directors and consultants. For further details of the 2016 Plan, please refer to the section titled “Proposal 17 — Approval of the Third Amended and Restated 2016 Share Option and Incentive Plan” in this Proxy Statement.
The Proposed RSU Grant to Mr. Oyler is part of the Company’s compensation program for employees, including executive officers. The purpose of such grant is to encourage executives and other employees to focus on long-term company performance and align their interests with shareholders, promote retention and reward outstanding company and individual performance. The Proposed RSU Grant to Mr. Oyler aims to provide sufficient incentive to retain and motivate Mr. Oyler to participate in the formulation of strategy and long-term development of the Company and to recognize his contribution to the growth of the Company. In this regard, the directors (including independent non-executive directors but excluding Mr. Oyler) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Mr. Oyler are fair and reasonable and in the best interests of the Company and the shareholders as a whole.
The Proposed PSU Grant to Mr. Oyler is part of the Company’s compensation program for employees with the title of senior vice president or above, including executive officers. The purpose of such grant is to further the Company’s pay-for-performance philosophy and to both incentivize and reward Mr. Oyler by providing goals that are quantifiable with objective criteria. The Proposed PSU Grant to Mr. Oyler aims to closely align pay with Company performance and ultimately shareholder interests. In this regard, the directors (including independent non-executive directors but excluding Mr. Oyler) and the Compensation Committee consider that the terms of the Proposed PSU Grant to Mr. Oyler are fair and reasonable and in the best interests of the Company and the shareholders as a whole.
The Proposed RSU Grant to Dr. Wang is part of the Company’s compensation package for Dr. Wang to serve as Chair of the Scientific Advisory Board. Dr. Wang’s consulting services include leading the Scientific Advisory Board and providing short- and long-term strategic advice to the Company in his areas of expertise, participating in our leadership team meetings from time to time, and interacting with our key stakeholders on behalf of the Company. Through these and other contributions, Dr. Wang has helped us make significant progress on our research, development and business goals. The Proposed RSU Grant to Dr. Wang aims to provide sufficient incentive to retain and motivate Dr. Wang to participate in the formulation of strategy and long-term development of the Company and to recognize his contribution to the growth of the Company. In this regard, the directors (including independent non-executive directors but excluding Dr. Wang) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Dr. Wang are fair and reasonable and in the best interests of the Company and the shareholders as a whole.
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Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
The Proposed RSU Grants to the independent non-executive directors are part of the Company’s compensation package to the independent non-executive directors. The Proposed RSU Grants to the independent non-executive directors aim to retain and motivate the independent non-executive directors to continue to provide their opinion and judgment to the Board of Directors in building the strategy and long-term development of the Company. In this regard, (i) the directors (including independent non-executive directors but excluding Dr. Brandicourt) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Dr. Brandicourt are fair and reasonable and in the best interests of the Company and the shareholders as a whole (ii) the directors (including independent non-executive directors but excluding Dr. Dugan) and the Compensation Committee (excluding Dr. Dugan) consider that the terms of the Proposed RSU Grant to Dr. Dugan are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (iii) the directors (including independent non-executive directors but excluding Mr. Glazer) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Mr. Glazer are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (iv) the directors (including independent non-executive directors but excluding Mr. Goller) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Mr. Goller are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (v) the directors (including independent non-executive directors but excluding Mr. Hooper) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Mr. Hooper are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (vi) the directors (including independent non-executive directors but excluding Mr. Krishana) and the Compensation Committee (excluding Mr. Krishana) consider that the terms of the Proposed RSU Grant to Mr. Krishana are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (vii) the directors (including independent non-executive directors but excluding Dr. Riva) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Dr. Riva are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (viii) the directors (including independent non-executive directors but excluding Dr. Sanders) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Dr. Sanders are fair and reasonable and in the best interests of the Company and the shareholders as a whole; and (ix) the directors (including independent non-executive directors but excluding Mr. Yi) and the Compensation Committee (excluding Mr. Yi) consider that the terms of the Proposed RSU Grant to Mr. Yi are fair and reasonable and in the best interests of the Company and the shareholders as a whole.
Rationale of the Proposed Equity Grants
The Proposed RSU Grant and PSU Grant to Mr. Oyler
Background and contribution of Mr. Oyler
The Board of Directors proposed to compensate Mr. Oyler with the Proposed RSU Grant and the Proposed PSU Grant after considering Mr. Oyler’s integral role as Co-Founder, Chairman of the Board of Directors and Chief Executive Officer, his extensive leadership, executive, managerial, business and biotechnology company experience, his years of industry experience in the development of pharmaceutical products and contribution to the rapid growth of the Company.
Mr. Oyler is our Co-Founder, Chairman of the Board of Directors and Chief Executive Officer. He has served as a member of the Board of Directors since October 2010. From 2005 to 2009, Mr. Oyler served as President and Chief Executive Officer of BioDuro, LLC, a drug discovery outsourcing company, which was acquired by Pharmaceutical Product Development Inc. From 2002 to 2004, Mr. Oyler served as Chief Executive Officer of Galenea Corp., a biopharmaceutical company dedicated to the discovery of novel therapies for central nervous system diseases, which initially were developed at Massachusetts Institute of Technology. From 1998 to 2002, Mr. Oyler was a Founder and the President of Telephia, Inc. which was bought by The Nielsen Company in 2007. From 1997 to 1998, Mr. Oyler served as Co-Chief Executive Officer of Genta Incorporated, an oncology-focused biopharmaceutical company that was listed on Nasdaq. Mr. Oyler began his career as a management consultant at McKinsey & Company. Mr. Oyler received his B.S. from the Massachusetts Institute of Technology in June 1990 and an MBA from Stanford University in January 1996.
Retention and recognition of Mr. Oyler
The Board of Directors considered the retention and motivation of Mr. Oyler are indispensable to the senior management of the Company. We maintain an industry-specific peer group of publicly traded companies in the biopharmaceutical and biotechnology industries that is selected based on a balance of criteria, such as the size of the company, the stage of development and data availability, for benchmarking pay. The value of RSUs and PSUs to be granted to Mr. Oyler was determined by the Board of Directors upon recommendation of the Compensation Committee by referencing the equity grant practices of our compensation peer group. As further discussed under the heading of  “Executive Compensation”, the Board of Directors and/or the Compensation Committee
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Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
generally positions our officers’ total cash compensation, including base salaries and target annual incentives at or below the 25th percentile and equity incentive awards above the median in order to link compensation more closely with corporate performance and the creation of shareholder value, as well as to recognize the Company’s above-median size relative to the peers.
The Proposed RSU Grant to Dr. Wang
Background and contribution of Dr. Wang
The Board of Directors proposed to compensate Dr. Wang with the Proposed RSU Grant after considering Dr. Wang’s critical role as Chair of the Scientific Advisory Board, his extensive experience in cancer drug research and in the biotechnology industry and contribution to the rapid growth of the Company.
Dr. Wang is our Co-Founder and has served as a member of the Board of Directors since February 2016. He has also served as the Chairman of our Scientific Advisory Board since 2011. Dr. Wang has served as the founding Director of the National Institute of Biological Sciences in Beijing since 2003 and became its Director and Investigator in 2010. In addition, Dr. Wang has served as a Chair Professor at Tsinghua University since 2020. Previously, he was a Howard Hughes Medical Institute Investigator from 1997 to 2010 and held the position of the George L. MacGregor Distinguished Chair Professor in Biomedical Sciences at the University of Texas Southwestern Medical Center in Dallas, Texas from 2001 to 2010. In 2004, Dr. Wang founded Joyant Pharmaceuticals, Inc., a venture capital-backed biotechnology company focused on the development of small molecule therapeutics for cancer. Dr. Wang received his B.S. in Biology from Beijing Normal University in July 1984 and his Ph.D. in Biochemistry from the University of Texas Southwestern Medical Center in May 1991. Dr. Wang has been a member of the National Academy of Sciences, USA since 2004 and a foreign associate of the Chinese Academy of Sciences since 2013.
Dr. Wang’s consulting services include leading the Scientific Advisory Board and providing short- and long-term strategic advice to our Company in his areas of expertise, participating in our leadership team meetings from time to time, and interacting with our key stakeholders on behalf of the Company.
Retention and recognition of Dr. Wang
The Board of Directors believes that Dr. Wang’s stature in scientific and biotechnology communities provides the Company with significant intangible benefits and access to key stakeholders in our industry. His scientific expertise and knowledge of oncology research and development and the Chinese market are highly valuable to the Company. The value of RSUs to be granted to Dr. Wang was determined by the Board of Directors upon recommendation of the Compensation Committee to reflect his major contributions to the Company.
The Proposed RSU Grants to the Independent Non-Executive Directors
Background and contribution of the independent non-executive directors
The Board of Directors proposed to compensate the independent non-executive directors with the Proposed RSU Grants to the independent non-executive directors in light of the continued progress of the Company and after considering each of the independent non-executive directors’ contribution to the Company through providing their opinion and judgment, as well as the background and experience of each of the independent non-executive directors. Please refer to the section headed “Proposals 1 — 4. Election of Directors” in this Proxy Statement for details regarding the biography and background of each of the independent non-executive director.
Rationale of the Proposed RSU Grants to the independent non-executive directors
The Proposed RSU Grants to the independent non-executive directors are part of the compensation package to the independent non-executive directors under the Amended Independent Director Compensation Policy and have been approved by the Board of Directors upon recommendation of the Compensation Committee. The Proposed RSU Grants are granted in light of the continued progress and performance of the Company and aim to retain and motivate the independent non-executive directors to continue to provide their opinion and judgment to the Board of Directors in building the strategy and long-term development of the Company. Please refer to the section headed “Director Compensation” in this Proxy Statement for details regarding the overall compensation arrangements of the independent non-executive directors.
The value of RSUs to be granted to the independent non-executive directors was determined by the Board of Directors upon recommendation of the Compensation Committee by referencing the equity grant practices of our compensation peer group.
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Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
Dilution effect
Assuming each of the directors becomes fully entitled to all shares underlying the Proposed Equity Grants and based on the indicative number of RSUs and PSUs set forth above, the total number of such underlying shares would amount to 1,518,894 ordinary shares, or approximately 0.11% of the total number of issued shares as of the Latest Practicable Date, and such shares will represent 0.11% of the total number of issued shares upon completion of issue.
The shareholding structure of the Company before and after each of the directors becomes fully entitled to all of the shares underlying the Proposed Equity Grants is summarized as follows (calculated assuming the indicative number of RSUs set forth above and based on the total number of issued shares as of the Latest Practicable Date):
	Latest Practicable Date(1)		Assuming full vesting or target vesting of the Proposed Equity Grants(2)
	No. of shares	%(3)	No. of shares	%
Mr. Oyler	74,229,026(4)	5.46%	75,433,450	5.54%
Dr. Wang	20,313,993(5)	1.49%	20,447,815	1.50%
Dr. Brandicourt	27,794(6)	0.002%	47,866	0.004%
Dr. Dugan	113,815(7)	0.008%	133,887	0.01%
Mr. Glazer	3,108,659(8)	0.23%	3,128,731	0.23%
Mr. Goller	453,232(9)	0.03%	473,304	0.03%
Mr. Hooper	183,885(10)	0.01%	203,957	0.01%
Mr. Krishana	453,232(11)	0.03%	473,304	0.03%
Dr. Riva	113,815(12)	0.008%	133,887	0.01%
Dr. Sanders	136,500(13)	0.01%	156,572	0.01%
Mr. Yi	436,150(14)	0.03%	456,222	0.03%
Other Shareholders	1,259,954,268	92.68%	1,259,954,268	92.57%
Total	1,359,524,369	100%	1,361,043,263	100%

(1)
Assuming that no shares are issued pursuant to any of the Proposed Equity Grants.

(2)
Without taking into account shares which may be repurchased or issued by the Company (except for the Proposed Equity Grants).

(3)
The calculation is based on the total number of 1,359,524,369 ordinary shares in issue as of the Latest Practicable Date, which included ordinary shares issued to the depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that ADSs are readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time.

(4)
Includes (i) 642,260 ordinary shares held by Mr. Oyler, (ii) Mr. Oyler’s entitlement to receive up to 24,849,647 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options, and (iii) Mr. Oyler’s entitlement to restricted share units equivalent to 679,294 ordinary shares, subject to vesting conditions; (iv) 9,545,000 ordinary shares held for the benefit of Mr. Oyler in a Roth IRA PENSCO trust account; (v) 102,188 ordinary shares held by The John Oyler Legacy Trust, of which Mr. Oyler’s father is a trustee, for the benefit of his minor child, in which Mr. Oyler is deemed to be interested for the purpose of the SFO; (vi) 7,727,927 ordinary shares held for the benefit of Mr. Oyler in a grantor retained annuity trust, of which Mr. Oyler’s father is a trustee, in which Mr. Oyler is deemed to be interested for the purpose of the SFO; (vii) 28,334,115 ordinary shares held by Oyler Investment LLC, 99% of the limited liability company interest owned by a grantor retain annuity trust, in which Mr. Oyler’s father is a trustee, in which Mr. Oyler is deemed to be interested for the purpose of the SFO; (viii) 510,941 ordinary shares held by The Oyler Family Legacy Trust for the benefit of Mr. Oyler’s family members, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor; (ix) 481,533 ordinary shares held by a trust, the beneficiaries of which include Mr. Oyler’s minor child and others, in which Mr. Oyler is deemed to be interested for the purpose of the SFO and (x) 1,356,121 ordinary shares held by a private foundation of which Mr. Oyler and the other(s) serve as directors, in which Mr. Oyler is deemed to be interested for the purpose of the SFO.

(5)
Includes (i) 5,291,082 ordinary shares held by Dr. Wang, (ii) Dr. Wang’s entitlement to receive up to 9,667,965 ordinary shares pursuant to the

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Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
exercise of options granted to him, subject to the conditions (including vesting conditions) of those options, and (iii) Dr. Wang’s entitlement to restricted share units equivalent to 168,356 ordinary shares, subject to vesting conditions; (iv) 50 ordinary shares held by Dr. Wang’s spouse; (v) 4,058,998 ordinary shares held by Wang Investment LLC, of which 99% of the limited liability company interest is owned by two grantor retained annuity trusts, of which Dr. Wang’s wife is a trustee, in which Dr. Wang is deemed to be interested for the purpose of the SFO and (vi) 1,127,542 ordinary shares held by a family trust which Dr. Wang’s family members are beneficiaries, in which Dr. Wang is deemed to be interested for the purpose of the SFO.
(6)
Includes Dr. Brandicourt’s entitlement to receive up to 27,794 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options.

(7)
Includes (i) 16,692 ordinary shares held by Dr. Dugan; (ii) Dr. Dugan’s entitlement to receive up to 84,201 ordinary shares pursuant to the exercise of options granted to her, subject to the conditions (including vesting conditions) of those options; and (iii) Dr. Dugan’s entitlement to restricted share units equivalent to 12,922 ordinary shares, subject to vesting conditions.

(8)
Includes (i) 2,672,509 ordinary shares held by Mr. Glazer; (ii) Mr. Glazer’s entitlement to receive up to 406,536 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Mr. Glazer’s entitlement to restricted share units equivalent to 29,614 ordinary shares, subject to vesting conditions.

(9)
Includes (i) 33,774 ordinary shares held by Mr. Goller; (ii) Mr. Goller’s entitlement to receive up to 406,536 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Mr. Goller’s entitlement to restricted share units equivalent to 12,922 ordinary shares, subject to vesting conditions.

(10)
Includes (i) 7,800 ordinary shares held by Mr. Hooper; (ii) Mr. Hooper’s entitlement to receive up to 146,471 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options; and (ii) Mr. Hooper’s entitlement to restricted share units equivalent to 29,614 ordinary shares, subject to vesting conditions.

(11)
Includes (i) 33,774 ordinary shares held by Mr. Krishana; (ii) Mr. Krishana’s entitlement to receive up to 406,536 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Mr. Krishana’s entitlement to restricted share units equivalent to 12,922 ordinary shares, subject to vesting conditions.

(12)
Includes (i) 16,692 ordinary shares held by Dr. Riva; (ii) Dr. Riva’s entitlement to receive up to 84,201 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Dr. Riva’s entitlement to restricted share units equivalent to 12,922 ordinary shares, subject to vesting conditions.

(13)
Includes (i) 16,978 ordinary shares held by Dr. Sanders; (ii) Dr. Sanders’ entitlement to receive up to 106,600 ordinary shares pursuant to the exercise of options granted to her, subject to the conditions (including vesting conditions) of those options and (iii) Dr. Sanders’ entitlement to restricted share units equivalent to 12,922 ordinary shares, subject to vesting conditions.

(14)
Includes (i) 16,692 ordinary shares held by Mr. Yi; (ii) Mr. Yi’s entitlement to receive up to 406,536 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (ii) Mr. Yi’s entitlement to restricted share units equivalent to 12,922 ordinary shares, subject to vesting conditions.

Board of Directors’ Views
Given that the directors believe that the Proposed Equity Grants will retain, motivate and incentivize the grantees and will benefit the long-term development of the Company, the directors consider that the terms of the Proposed Equity Grants are fair and reasonable and in the interests of the shareholders as a whole.
Independent Board Committees and Independent Financial Adviser
Independent Board Committee A, comprising Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed PSU Grant to Mr. Oyler and the Proposed RSU Grants to Mr. Oyler and Dr. Wang.
Independent Board Committee B, comprising Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Brandicourt.
Independent Board Committee C, comprising Dr. Brandicourt, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Dugan.
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Independent Board Committee D, comprising Dr. Brandicourt, Dr. Dugan, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Glazer.
Independent Board Committee E, comprising Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Goller.
Independent Board Committee F, comprising Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Hooper.
Independent Board Committee G, comprising Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Krishana.
Independent Board Committee H, comprising Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Riva.
Independent Board Committee I, comprising Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Sanders.
Independent Board Committee J, comprising Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva and Dr. Sanders, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Yi.
Anglo Chinese Corporate Finance, Limited has been appointed as the Independent Financial Adviser to advise the Independent Board Committees and the independent shareholders in relation to the above.
Listing Approval
HKEx has previously granted its approval of the listing of, and permission to deal in, new shares which may be issued pursuant to the vesting of Proposed Equity Grants which may be granted pursuant to the 2016 Plan.
Information about the Company
BeiGene is a global oncology company that is discovering and developing innovative treatments that are more affordable and accessible to cancer patients worldwide. We currently have three approved medicines that were internally discovered and developed, including BRUKINSA®(zanubrutinib), a small molecule inhibitor of Bruton’s tyrosine kinase for the treatment of various blood cancers; TEVIMBRA® (tislelizumab), an anti-PD-1 antibody immunotherapy for the treatment of various solid tumor and blood cancers; and PARTRUVIX® (pamiparib), a selective small molecule inhibitor of PARP1 and PARP2. We have obtained approvals to market BRUKINSA in the United States, the People’s Republic of China, the European Union, the United Kingdom, Canada, Australia and additional international markets; TEVIMBRA (tislelizumab) in the United States, European Union and China; and PARTRUVIX in China. By leveraging our strong commercial capabilities, we have in-licensed the rights to distribute an additional 14 approved medicines for the China market. Supported by our global clinical development and commercial capabilities, we have entered into collaborations with world-leading biopharmaceutical companies such as Amgen Inc. and Beijing Novartis Pharma Co., Ltd. to develop and commercialize innovative medicines.
Annual Meeting
A notice convening the Annual Meeting to be held on June 5, 2024 at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands is set out in this Proxy Statement. Ordinary resolutions will be proposed at the Annual Meeting for the independent shareholders to approve the Proposed Equity Grants.
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Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
A form of proxy for use at the Annual Meeting is enclosed with this Proxy Statement. Whether or not you intend to attend and vote at the Annual Meeting in person, you are requested to complete and return the accompanying form of proxy in accordance with the instructions printed thereon. Persons who hold our ordinary shares directly on our Cayman Islands register of members on the record date (i.e. at 5:00 a.m. Cayman Islands Time on April 19, 2024) must return a form of proxy (i) by mail or by hand to the offices of our Cayman Registrar: Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, or (ii) by email at BeiGene@mourant.com. Persons who hold our ordinary shares directly on our Hong Kong register of members on the record date must return a form of proxy by mail or by hand to the offices of our HK Registrar: Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong as soon as possible, but in any event no later than 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on June 3, 2024. Completion and return of the form of proxy will not preclude you from attending and voting in person at the Annual Meeting or any adjourned meeting. Holders of our RMB shares as of the record date who wish to exercise their voting rights can vote either through (i) the voting platform of the SSE trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m. – 9:25 a.m., 9:30 a.m. – 11:30 a.m., and 1:00 p.m. – 3:00 p.m. Beijing Time) of the STAR Market on June 5, 2024; or (ii) the internet voting platform of the SSE (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on June 5, 2024. Further announcement will be made by the Company on the SSE website regarding the voting arrangements for holders of RMB shares listed on the STAR Market in accordance with the rules of the STAR Market.
In accordance with Rule 13.39(4) of the HK Listing Rules, all votes of the independent shareholders at the Annual Meeting shall be taken by poll.
In order to qualify for the right to attend and vote at the Annual Meeting, all relevant share certificates and properly completed transfer forms must be lodged for registration with the Company’s Hong Kong Branch Share Registrar, Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong before 4:30 p.m. Hong Kong Time on April 19, 2024.
RECOMMENDATION
Anglo Chinese Corporate Finance, Limited has been appointed as the Independent Financial Adviser to advise the Independent Board Committees and the independent shareholders with regard to the Proposed Equity Grants and consider that each of the Proposed Equity Grants are fair and reasonable so far as the interests of the independent shareholders are concerned. Your attention is drawn to the letter of advice from Anglo Chinese Corporate Finance, Limited included in this Proxy Statement containing its recommendation and the principal factors it has taken into account.
Independent Board Committee A, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed PSU Grant to Mr. Oyler and the Proposed RSU Grants to Mr. Oyler and Dr. Wang fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee A recommends the independent shareholders to vote in favor of the resolutions relating to the Proposed PSU Grant to Mr. Oyler and the Proposed RSU Grants to Mr. Oyler and Dr. Wang. The full text of the letter from Independent Board Committee A is set out in this Proxy Statement.
Independent Board Committee B, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Dr. Brandicourt fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee B recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Dr. Brandicourt. The full text of the letter from Independent Board Committee B is set out in this Proxy Statement.
Independent Board Committee C, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Dr. Dugan fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee C recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Dr. Dugan. The full text of the letter from Independent Board Committee C is set out in this Proxy Statement.
Independent Board Committee D, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Mr. Glazer fair and reasonable so far as the independent shareholders are concerned. Accordingly,
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Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
Independent Board Committee D recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Mr. Glazer. The full text of the letter from Independent Board Committee D is set out in this Proxy Statement.
Independent Board Committee E, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Mr. Goller fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee E recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Mr. Goller. The full text of the letter from Independent Board Committee E is set out in this Proxy Statement.
Independent Board Committee F, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Mr. Hooper fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee F recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Mr. Hooper. The full text of the letter from Independent Board Committee F is set out in this Proxy Statement.
Independent Board Committee G, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Mr. Krishana fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee G recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Mr. Krishana. The full text of the letter from Independent Board Committee G is set out in this Proxy Statement.
Independent Board Committee H, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Dr. Riva fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee H recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Dr. Riva. The full text of the letter from Independent Board Committee H is set out in this Proxy Statement.
Independent Board Committee I, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Dr. Sanders fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee I recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Dr. Sanders. The full text of the letter from Independent Board Committee I is set out in this Proxy Statement.
Independent Board Committee J, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Mr. Yi fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee J recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Mr. Yi. The full text of the letter from Independent Board Committee J is set out in this Proxy Statement.
The directors are of the opinion that the Proposed RSU Grants are fair and reasonable and in the interests of the Company and the Shareholders as a whole. The directors recommend that all shareholders should vote in favor of the relevant resolutions to be proposed at the Annual Meeting.
By order of the Board of Directors
BeiGene, Ltd.
Mr. John V. Oyler
Chairman
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Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
LETTER FROM THE INDEPENDENT BOARD COMMITTEE A
April 26, 2024
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed PSU Grant to Mr. Oyler and the Proposed RSU Grants to Mr. Oyler and Dr. Wang, details of which are set out in the Proxy Statement dated April 26, 2024, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Oyler and Dr. Wang’s respective contributions to the Company and the terms of the Proposed PSU Grant and the Proposed RSU Grants, we are of the view that the terms of the Proposed PSU Grant and the Proposed RSU Grants are fair and reasonable so far as the independent shareholders are concerned. We are of the view that the Proposed PSU Grant and the Proposed RSU Grants are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolutions to be proposed at the Annual Meeting to approve the Proposed PSU Grant to Mr. Oyler and the Proposed RSU Grants to Mr. Oyler and Dr. Wang.
Yours faithfully,
For and on behalf of the
Independent Board Committee A
BeiGene, Ltd.
Dr. Olivier Brandicourt	Dr. Margaret Dugan	Mr. Donald W. Glazer
Mr. Michael Goller	Mr. Anthony C. Hooper	Mr. Ranjeev Krishana
Dr. Alessandro Riva	Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-Executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE B
April 26, 2024
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Dr. Brandicourt, details of which are set out in the Proxy Statement dated April 26, 2024, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Dr. Brandicourt’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Dr. Brandicourt.
Yours faithfully,
For and on behalf of the
Independent Board Committee B
BeiGene, Ltd.
Dr. Margaret Dugan	Mr. Donald W. Glazer	Mr. Michael Goller
Mr. Anthony C. Hooper	Mr. Ranjeev Krishana	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-Executive
Directors
BeiGene 2024 Proxy Statement :: 53

Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
LETTER FROM THE INDEPENDENT BOARD COMMITTEE C
April 26, 2024
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Dr. Dugan, details of which are set out in the Proxy Statement dated April 26, 2024, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Dr. Dugan’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Dr. Dugan.
Yours faithfully,
For and on behalf of the
Independent Board Committee C
BeiGene, Ltd.
Dr. Olivier Brandicourt	Mr. Donald W. Glazer	Mr. Michael Goller
Mr. Anthony C. Hooper	Mr. Ranjeev Krishana	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-Executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE D
April 26, 2024
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Mr. Glazer, details of which are set out in the Proxy Statement dated April 26, 2024, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Glazer’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Mr. Glazer.
Yours faithfully,
For and on behalf of the
Independent Board Committee D
BeiGene, Ltd.
Dr. Olivier Brandicourt	Dr. Margaret Dugan	Mr. Michael Goller
Mr. Anthony C. Hooper	Mr. Ranjeev Krishana	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-Executive
Directors
BeiGene 2024 Proxy Statement :: 55

Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
LETTER FROM THE INDEPENDENT BOARD COMMITTEE E
April 26, 2024
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Mr. Goller, details of which are set out in the Proxy Statement dated April 26, 2024, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Goller’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Mr. Goller.
Yours faithfully,
For and on behalf of the
Independent Board Committee E
BeiGene, Ltd.
Dr. Olivier Brandicourt	Dr. Margaret Dugan	Mr. Donald W. Glazer
Mr. Anthony C. Hooper	Mr. Ranjeev Krishana	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-Executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE F
April 26, 2024
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Mr. Hooper, details of which are set out in the Proxy Statement dated April 26, 2024, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Hooper’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Mr. Hooper.
Yours faithfully,
For and on behalf of the
Independent Board Committee F
BeiGene, Ltd.
Dr. Olivier Brandicourt	Dr. Margaret Dugan	Mr. Donald W. Glazer
Mr. Michael Goller	Mr. Ranjeev Krishana	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-Executive
Directors
BeiGene 2024 Proxy Statement :: 57

Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
LETTER FROM THE INDEPENDENT BOARD COMMITTEE G
April 26, 2024
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Mr. Krishana, details of which are set out in the Proxy Statement dated April 26, 2024, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Krishana’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Mr. Krishana.
Yours faithfully,
For and on behalf of the
Independent Board Committee G
BeiGene, Ltd.
Dr. Olivier Brandicourt	Dr. Margaret Dugan	Mr. Donald W. Glazer
Mr. Michael Goller	Mr. Anthony C. Hooper	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-Executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE H
April 26, 2024
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Dr. Riva, details of which are set out in the Proxy Statement dated April 26, 2024, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Dr. Riva’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Dr. Riva.
Yours faithfully,
For and on behalf of the
Independent Board Committee H
BeiGene, Ltd.
Dr. Olivier Brandicourt	Dr. Margaret Dugan	Mr. Donald W. Glazer
Mr. Michael Goller	Mr. Anthony C. Hooper	Mr. Ranjeev Krishana
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-Executive
Directors
BeiGene 2024 Proxy Statement :: 59

Proposals 11 – 14. Proposed Grants of Restricted Share Units and Performance Share Units
LETTER FROM THE INDEPENDENT BOARD COMMITTEE I
April 26, 2024
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Dr. Sanders, details of which are set out in the Proxy Statement dated April 26, 2024, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Dr. Sanders’ contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Dr. Sanders.
Yours faithfully,
For and on behalf of the
Independent Board Committee I
BeiGene, Ltd.
Dr. Olivier Brandicourt	Dr. Margaret Dugan	Mr. Donald W. Glazer
Mr. Michael Goller	Mr. Anthony C. Hooper	Mr. Ranjeev Krishana
Dr. Alessandro Riva	Mr. Qingqing Yi
Independent Non-Executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE J
April 26, 2024
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Mr. Yi, details of which are set out in the Proxy Statement dated April 26, 2024, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Yi’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Mr. Yi.
Yours faithfully,
For and on behalf of the
Independent Board Committee J
BeiGene, Ltd.
Dr. Olivier Brandicourt	Dr. Margaret Dugan	Mr. Donald W. Glazer
Mr. Michael Goller	Mr. Anthony C. Hooper	Mr. Ranjeev Krishana
Dr. Alessandro Riva	Dr. Corazon (Corsee) D. Sanders
Independent Non-Executive
Directors
BeiGene 2024 Proxy Statement :: 61

PROPOSALS 11 — 14. PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS

LETTER FROM THE INDEPENDENT FINANCIAL ADVISER
April 26, 2024
To: Independent Board Committees and the Independent Shareholders
Dear Sir or Madam,
PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE
SHARE UNITS
I.
INTRODUCTION

We refer to our appointment as the Independent Financial Adviser to advise the Independent Board Committees and the independent shareholders of the Company (the “Independent Shareholders”) on the fairness and reasonableness of the terms of the Proposed Equity Grants and whether the transactions contemplated thereunder are on normal commercial terms and in the ordinary course of business of the Company, and to make a recommendation to the Independent Shareholders in respect thereof. Details of the Proposed Equity Grants are set out in the letter from the Board of Directors (the “Letter from the Board”) in the proxy statement dated April 26, 2024 (the “Proxy Statement”) filed by BeiGene, Ltd. (the “Company”, together with its subsidiaries (the “Group”)), of which this letter forms part. Capitalized terms used in this letter shall have the same meanings as defined in the Proxy Statement unless the context requires otherwise.
As of the Latest Practicable Date, Mr. Oyler, Dr. Wang, Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders, and Mr. Yi are directors of the Company. Pursuant to Chapter 14A of the HK Listing Rules, they are connected persons of the Company, and each of the Proposed Equity Grants and transactions contemplated therein constitute non-exempt connected transactions of the Company that are subject to reporting, announcement and the independent shareholders’ approval requirements.
Independent Board Committee A, comprising Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed PSU Grant to Mr. Oyler and the Proposed RSU Grants to Mr. Oyler and Dr. Wang.
Independent Board Committee B, comprising Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Brandicourt.
Independent Board Committee C, comprising Dr. Brandicourt, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Dugan.

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Independent Board Committee D, comprising Dr. Brandicourt, Dr. Dugan, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Glazer.
Independent Board Committee E, comprising Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Goller.
Independent Board Committee F, comprising Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Hooper.
Independent Board Committee G, comprising Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Krishana.
Independent Board Committee H, comprising Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Riva.
Independent Board Committee I, comprising Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Sanders.
Independent Board Committee J, comprising Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva and Dr. Sanders, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Yi.
In formulating our opinion and recommendation, we have reviewed (i) the 2016 Plan; (ii) the Company’s prospectus dated July 30, 2018; (iii) the Company’s annual reports for the years ended December 31, 2021, 2022 and 2023; (iv) the Proxy Statement; (v) the findings on the review of the Company’s compensation programs prepared by an independent compensation consultant, Frederic W. Cook & Co., Inc.; (vi) the independent director compensation policy of the Company; and (vii) relevant regulatory filings issued by listed companies comparable to the Company.
We have relied on the accuracy of the information, facts, representations and opinions expressed by the Board, referred to in the Proxy Statement. We have assumed that the information, representations and opinions were true at the time they were made and continue to be true as of the date of the Proxy Statement and will continue to be true up to the time the Independent Shareholders vote on the resolutions to approve the Proposed Equity Grants. We consider that we have reviewed sufficient information to reach the conclusions set out in this letter and have no reason to believe any of the information provided to us by the management of the Company is inaccurate or that any material information has been omitted or withheld from the information supplied or the opinions expressed in the Proxy Statement. We have also assumed that all statements of belief and opinion of the Board as set out in the announcement of the Company dated April 16, 2024 (the “Announcement”) and the Proxy Statement were reasonably made after due and careful enquiry. We have not, however, carried out any independent verification on the information provided to us by the Company, nor have we conducted any form of independent in-depth investigation into the business and affairs or prospects of the Group or its associates.
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PROPOSALS 11 — 14. PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS
Apart from professional fees for our services to the Company in connection with the engagement described above, no arrangement exists whereby we will receive any fees or benefits from the Company, its subsidiaries, directors, chief executive, substantial shareholders or any associate of any of them. During the two-year period immediately preceding the Latest Practicable Date, we were appointed as an independent financial adviser to the Company to advise on the proposed grants of restricted share units to directors set out in the proxy statements of the Company dated April 30, 2021, April 29, 2022, and April 27, 2023, respectively. Given our independent role and normal professional fees received from the Company under the past engagements, we do not consider that our independence to act in present appointment is affected by them, and consider that we are independent pursuant to Rule 13.84 of the Listing Rules.
II.
PRINCIPAL FACTORS AND REASONS CONSIDERED

We have considered the following principal factors in arriving at our opinion on the Proposed Equity Grants:
(a)
Information of the Group

The Company is a global oncology company that is discovering and developing innovative treatments that are more affordable and accessible to cancer patients worldwide. The Company currently has three approved medicines that were internally discovered and developed, including BRUKINSA® (zanubrutinib), a small molecule inhibitor of Bruton’s Tyrosine Kinase for the treatment of various blood cancers; TEVIMBRA® (tislelizumab), an anti-PD-1 antibody immunotherapy for the treatment of various solid tumor and blood cancers; and PARTRUVIX® (pamiparib), a selective small molecule inhibitor of PARP1 and PARP2. The Company has obtained approvals to market BRUKINSA in the United States, China, the European Union, the United Kingdom, Canada, Australia and additional international markets; TEVIMBRA in the United States, European Union and China, and PARTRUVIX in China. By leveraging its strong commercial capabilities, the Company has in-licensed the rights to distribute an additional 14 approved medicines for the China market. Supported by its global clinical development and commercial capabilities, the Company has entered into collaborations with world-leading biopharmaceutical companies such as Amgen Inc. and Beijing Novartis Pharma Co., Ltd. (“Novartis”) to develop and commercialize innovative medicines. Please refer to the section headed “2023 Performance Highlights” in the Proxy Statement for the details of commercial operations, collaboration highlights and corporate development of the Group.
The tables below show the selected financial and business information of the Group extracted from the annual reports of the Company for the years ended December 31, 2021, 2022 and 2023.
Table 1 — Extract of consolidated statement of operations
	For the year ended December 31,
	2021 (US$’000)	2022 (US$’000)	2023 (US$’000)
	(audited)	(audited)	(audited)
Revenue
— Product revenue, net	633,987	1,254,612	2,189,852
— Collaboration revenue	542,296	161,309	268,927
	1,176,283	1,415,921	2,458,779
Research and development (“R&D”) costs	(1,459,239)	(1,640,508)	(1,778,594)
Net loss attributable to the Company	(1,457,816)	(2,003,815)	(881,708)
Table 2 — Extract of consolidated balance sheets
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PROPOSALS 11 — 14. PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS
	As of December 31,
	2021 (US$’000)	2022 (US$’000)	2023 (US$’000)
	(audited)	(audited)	(audited)
Total assets	8,535,525	6,379,290	5,805,275
Total liabilities	2,402,962	1,995,935	2,267,948
Net assets	6,132,563	4,383,355	3,537,327
Sources: Annual reports of the Company for the relevant years
Revenue
The Group’s revenue amounted to approximately US$1,416 million for the year ended December 31, 2022, representing an increase of approximately 20% as compared to US$1,176 million for the year ended December 31, 2021. However, the product revenue significantly increased by almost double from approximately US$634 million for the year ended December 31, 2021 to approximately US$1,255 million for the year ended December 31, 2022. This could be attributed primarily due to increases in sales of the Company’s internally developed products and in-licensed products, partially offset by a decrease in collaboration revenue, as the prior year period included the recognition of the majority of the US$650 million upfront payment from Novartis as license revenue.
The Group’s revenue amounted to approximately US$2,459 million for the year ended December 31, 2023, representing an increase of approximately 74% as compared to approximately US$1,416 million for the year ended December 31, 2022. In particular, the product revenue significantly increased by approximately 75% from approximately US$1,255 million for the year ended December 31, 2022 to approximately US$2,190 million for the year ended December 31, 2023. This could be attributed primarily due to increased global sales of BRUKINSA, tislelizumab and Amgen in-licensed products.
R&D costs
R&D activities are central to the Group’s business model. They are mainly related to (i) the clinical advancement of its internally-developed drug candidates, including BRUKINSA; TEVIMBRA (tislelizumab); PARTRUVIX; sonrotoclax (BGB-11417), a small molecule Bcl-2 inhibitor; and BGB-16673, a BTK-targeted CDAC; and (ii) in-licensed drug candidates, including Amgen pipeline assets under co-development.
The Group’s R&D costs amounted to approximately US$1,641 million for the year ended December 31, 2022, representing an increase of approximately 12% compared to approximately US$1,459 million for the year ended December 31, 2021. There was a decrease in external research and development expenses for the year ended December 31, 2022. This was primarily attributable to lower upfront license fees under collaboration agreements, lower external spending related to fees paid to contract research organizations as the Group internalized previously outsourced activities, and a decrease in the expense recognized on co-development fees to Amgen. However, internal research and development expenses increased US$220.9 million, or 28%, to US$1.0 billion. This was primarily attributable to the expansion of the Company’s global development organization and its clinical and preclinical drug candidates as well as its continued efforts to internalize research and clinical trial activities.
The Group’s R&D costs amounted to approximately US$1,779 million for the year ended December 31, 2023, representing an increase of approximately 8% compared to approximately US$1,641 million for the year ended December 31, 2022. This was primarily attributable to investing in new platforms and modalities to advance preclinical programs into the clinic and early clinical programs into late stage.
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PROPOSALS 11 — 14. PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS
As of February 14, 2024, the Group owned 63 issued U.S. patents, 46 issued China patents, a number of pending U.S. and China patent applications, and corresponding patents and patent applications internationally.
Net loss attributable to the Company
Based on the foregoing, the net loss attributable to the Company for the year ended December 31, 2021, 2022 and 2023 amounted to approximately US$1,458 million, US$2,004 million, and US$882 million respectively.
Financial position of the Group
Total assets of the Group amounted to approximately US$5,805 million as of December 31, 2023, representing a decrease of approximately 9%, as compared to US$6,379 million as of December 31, 2022.
Net assets of the Group decreased from approximately US$4,383 million as of December 31, 2022 to approximately US$3,537 million as of December 31, 2023.
The decrease in total assets and net assets as mentioned above were mainly attributable to (i) the decrease in cash, cash equivalents, restricted cash and short-term investments from approximately US$4,540 million as of December 31, 2022 to approximately US$3,189 million as of December 31, 2023; as well as (ii) increase in debt from approximately US$538 million as of December 31, 2022 to approximately US$886 million as of December 31, 2023.
(b)
Background of and reasons for the Proposed Equity Grants

The 2016 Plan was approved by the Board on November 7, 2018 and by the shareholders on December 7, 2018. The purpose of the plan is to provide the Company with flexibility to use various equity-based incentives and awards to motivate the Company’s workforce.
In June 2020, the shareholders approved an amendment to the 2016 Plan to increase the number of authorized shares of the Company available for issuance under the plan and to extend its term through 2030. In June 2022, the shareholders approved a further amendment to the 2016 Plan to increase the number of authorized shares of the Company available for issuance under the plan. In April 2024, the Board of Directors approved another amendment to increase the number of authorized shares available for issuance under the 2016 Plan, subject to shareholder approval. For further details on the 2016 Plan, please refer to the section titled “Proposal 17 — Approval of the Third Amended and Restated 2016 Share Option and Incentive Plan” of the Proxy Statement.
The details of Proposed Equity Grants to be approved at the Annual Meeting are as follows:
Table 3 — Summary of Proposed Equity Grants
	Executive director	Non-executive director	Independent non- executive directors
Grantees	Mr. Oyler (Chairman and Chief Executive Officer)	Dr. Wang (Chair of the Scientific Advisory Board)	Nine directors, namely Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders, and Mr. Yi
Grant date fair value
— Proposed RSU Grants	US$6,000,000	US$1,333,333	US$200,000 each, totaling US$1,800,000
— Proposed PSU Grant	US$6,000,000	—	—
Source: The Proxy Statement
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PROPOSALS 11 — 14. PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS
The table below sets out the outstanding numbers of RSUs, PSUs and share options, and the remaining numbers of RSUs, PSUs and share options available for future grants as of the Latest Practicable Date:
Table 4 — Outstanding numbers of RSUs, PSUs and share options
2016 Plan	Outstanding number	Available for future grants
RSUs	64,974,559	37,354,901
PSUs	0
Options	60,546,666
Source: The Proxy Statement
For further details of the Proposed Equity Grants and the corresponding outstanding amounts and amounts available for grants, please refer to the section headed “THE PROPOSED EQUITY GRANTS” in “Proposals 11 — 14. Proposed Grants of Restricted Share Units and Performance Share Units” of the Proxy Statement.
The Proposed RSU Grants are part of the Company’s compensation program for employees, including its Chief Executive Officer, Chair of the Scientific Advisory Board and the independent non-executive directors.
The purpose of the grants to (i) the Chief Executive Officer is to encourage him to focus on long-term Company performance and align his interests with shareholders, promote retention and reward outstanding company and individual performance; (ii) the Chair of the Scientific Advisory Board is to provide sufficient incentive to retain and motivate him to participate in the formulation of strategy and long-term development of the Company and to recognize his contribution to the growth of the Company; and (iii) the independent non-executive directors is to retain and motivate them to continue to provide their opinions and judgments to the Board of Directors in building the strategy and long-term development of the Company.
The Proposed PSU Grant is part of the Company’s compensation program for employees, with the title of senior vice president or above, including executive officers. The purpose of such grant is to further the Company’s pay-for-performance philosophy and to both incentivize and reward Mr. Oyler by providing goals that are quantifiable with objective criteria.
As discussed in the sub-section headed “(a) Information of the Group” above, the Group incurred a substantial amount of R&D expense for the past three years as it continued the development and advancement of its pipeline products and has been loss-making since its listing.
The Company’s success will depend on its ability to attract, retain and motivate key executives and qualified personnel to support the Group’s operations, research and development, manufacturing and commercialization of products. Dr. Wang as the Company’s Co-Founder, Chair of the Scientific Advisory Board and director, Mr. Oyler as the Company’s Co-Founder, Chairman of the Board and Chief Executive Officer, and the independent non-executive directors, are particularly valuable in that regard. Also, they are considered by the Board of Directors as vital for the Group to successfully implement its overall business strategy.
In the circumstances, we are of the view that the RSUs which involve the issue of shares upon vesting, and PSUs which involve the issue of shares upon vesting to the extent the performance metrics are met, are effective instruments for the Group to incentivize its employees, consultants and directors without incurring any significant cash outflows. Also, we note that it is a common compensation practice to provide equity rewards in addition to cash (as demonstrated by our analysis in the sub-section headed “(d) Assessment on the fairness and reasonableness of the Proposed Equity Grants — Comparison of the remuneration packages of the Grantees with those of the Comparable Companies” below).
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PROPOSALS 11 — 14. PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS
(c)
Principal terms of the Proposed Equity Grants

The Proposed Equity Grants to Mr. Oyler, Dr. Wang, Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders, and Mr. Yi (the “Grantees”) will be granted for nil consideration, with each of the RSU granted represents the right to receive one ordinary share of the Company on the date it vests. Further terms of the Proposed Equity Grants are set out below:
Table 5 — Principal terms of Proposed Equity Grants
	Executive director	Non-executive director	Independent non-executive directors
Grantees	Mr. Oyler (Chairman and Chief Executive Officer)	Dr. Wang (Chair of the Scientific Advisory Board)	Nine directors, namely Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders, and Mr. Yi
Grant date fair value
— Proposed RSU Grants	US$6,000,000	US$1,333,333	US$200,000 each, totaling US$1,800,000
— Proposed PSU Grant	US$6,000,000	—	—
Indicative number of units (based on the closing price of US$129.52 per ADS of the Company on Nasdaq (or US$9.96 per ordinary share) on the assumed grant date which is April 19, 2024
— RSUs	602,212	133,822	20,072 each, totaling 180,648
— PSUs	602,212	—	—
Vesting schedule
— Proposed RSU Grants	25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the RSUs shall become vested as if he had remained employed for an additional 20 months; provided further that the RSUs shall become fully vested for underlying shares upon a change in control of the Company or death or disability.	25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service; provided that the RSUs shall become fully vested for underlying shares upon death or disability	100% of the ordinary shares shall vest upon the earlier to occur of the first anniversary of the grant date or the date of the next annual general meeting of shareholders; provided, however, that all vesting shall cease if the director resigns from the Board or otherwise ceases to serve as a director other than as set forth below or the Board determines that the circumstances warrant continuation of vesting. Unvested RSUs shall accelerate in full upon (i) death, (ii) disability, (iii) termination of service in connection with a change of control of the Company, or (iv) upon a change of control of the Company if the director’s service continues and the awards are not assumed by
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PROPOSALS 11 — 14. PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS
	Executive director	Non-executive director	Independent non-executive directors
Grantees	Mr. Oyler (Chairman and Chief Executive Officer)	Dr. Wang (Chair of the Scientific Advisory Board)	Nine directors, namely Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders, and Mr. Yi
the acquiror at the time of the change of control. Subject to specific terms and conditions designed for compliance with applicable tax and other regulations, a director generally may elect to defer settlement of their RSUs until six months following the date that the director ceases to serve as a director.
— Proposed PSU Grant	The ordinary shares shall cliff vest at the end of a three-year performance period once the total revenue number for the third year is finalized to the extent the performance metrics are met, subject to continued service; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the PSUs with completed performance periods shall become vested and paid out based on actual performance while the awards for incomplete years will be paid out at target as if he had remained employed for an additional 20 months; provided further that the PSUs shall become fully vested for underlying shares upon a change in control of the Company or death or disability pursuant to the same formula.	—	—
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PROPOSALS 11 — 14. PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS
The final number of RSUs and PSUs underlying each Proposed Equity Grant shall be calculated by dividing the grant value by the closing price of the ADSs on Nasdaq or the accounting date fair value on the date of the Annual Meeting, i.e. June 5, 2024, as divided by 13. If the Independent Shareholders’ approval is not obtained by the date of the Annual Meeting, the respective Proposed Equity Grant shall be replaced by a share option grant with the same grant date value in accordance with Chapter 17 of the HK Listing Rules. Please refer to the section headed “THE PROPOSED EQUITY GRANTS” in “Proposals 11 — 14. Proposed Grants of Restricted Share Units and Performance Share Units” of the Proxy Statement for further details.
As understood from the Company, if an RSU or a PSU holder resigns before the vesting of the RSUs or PSUs granted under the 2016 Plan, the unvested RSUs or PSUs except any portion subject to acceleration will be forfeited. We consider that such vesting mechanism will serve the purpose of retaining the directors by providing them incentive to remain with the Group before the full vesting of the RSUs or the PSUs.
In addition to the Proposed Equity Grants, the Board of Directors will also grant the proposed share option grants under the 2016 Plan to Mr. Oyler, Dr. Wang and independent non-executive directors on the date of Annual Meeting. Details of such share option grants are set out below for illustrative purpose:
•
share options with a grant date fair value of US$6,000,000 to Mr. Oyler. 25% of the ordinary shares subject to the share options shall become exercisable on the first anniversary of the grant date, and the balance shall become exercisable in 36 successive equal monthly installments thereafter, subject to continued service; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the option shall become exercisable for underlying shares as if he had remained employed for an additional 20 months; provided further that the option shall become exercisable for all underlying shares upon a change in control of the Company or death or disability; the share options do not have performance targets but are subject to a clawback mechanism which permits the Company to recover such share options in the event that Mr. Oyler’s employment terminates for cause, at which time, any portion of the share options granted that are outstanding on such termination date shall terminate immediately and be of no further force and effect, as well as being subject to our clawback policy;

•
share options with a grant date fair value of US$2,666,667 to Dr. Wang. 25% of the ordinary shares subject to the share options shall become exercisable on the first anniversary of the grant date, and the balance shall become exercisable in 36 successive equal monthly installments thereafter, subject to continued service; provided that upon death or disability the options will become exercisable in full; the share options do not have performance targets but are subject to a clawback mechanism which permits the Company to recover such share options in the event that Dr. Wang’s service relationship terminates for cause, at which time, any portion of the share options granted that are outstanding on such termination date shall terminate immediately and be of no further force and effect;

•
share options with a grant date fair value of US$200,000 to each of the independent non-executive directors. The share options shall vest in full on the earlier of the first anniversary of the grant date or the date of the next annual general meeting of shareholders; provided, however, that all vesting shall cease if the director resigns from the Board or otherwise ceases to serve as a director other than as set forth below or the Board determines that the circumstances warrant continuation of vesting. All options shall be exercisable for three years following cessation of service, and unvested options shall accelerate in full upon (i) death, (ii) disability, (iii) termination of service in connection with a change of control of the Company, or (iv) upon a change of control of the Company if the director’s service continues and the awards are not assumed by the acquiror at the time of the change of control; the share options do not have performance targets or a clawback mechanism; and

•
each share option will have an exercise price equal to the greater of  (i) the fair market value of the Company’s ordinary shares on the date of grant and (ii) the average fair market value of the Company’s ordinary shares over the five trading days preceding the grant date, in each case as determined in reference to the closing price of the Company’s ADSs on Nasdaq.

The proposed share option grants for non-executive directors under the 2016 Plan do not have performance targets or a clawback mechanism. The proposed share option grants for Mr. Oyler and Dr. Wang under the 2016 Plan do not have performance targets but are subject to a clawback mechanism for termination for cause. Furthermore, Mr. Oyler’s proposed share option grant is subject to our clawback policy. The Compensation Committee believes that including a portion of time-based incentives in director compensation,
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such as the proposed grant of share options to Mr. Oyler, Dr. Wang, and the independent non-executive directors, encourages them to focus on long-term Company performance and better aligns the directors’ interests with that of shareholders while promoting retention.
We noted that the principal terms of the Proposed RSU Grants are substantially the same as that of the proposed RSU grants in 2023 (the “2023 RSU Grants”). In addition, the grant date fair value of the Proposed RSU Grants to each of Dr. Wang and the nine independent non-executive directors are identical as that of the 2023 RSU Grants.
As for the Proposed Equity Grants to Mr. Oyler, we noted that (i) the grant date fair value of RSUs increased from US$5,500,000 to US$6,000,000; (ii) there is an introduction of Proposed PSU Grant of US$6,000,000; and (iii) the grant date fair value of share options to Mr. Oyler decreased from US$11 million to US$6,000,000, resulting in an increase of approximately 9.1% in the total grant date fair value from US$16.5 million to US$18 million. We are of the view that the increase is modest compared with the overall improvement in performance of the Group, including the increase in revenue by approximately 73.7% and the decrease in net loss attributable to the Company by approximately 56.0%.
(d)
Assessment on the fairness and reasonableness of the Proposed Equity Grants

Comparable scheme
We have identified the following list of comparable share award schemes (the “Comparable Schemes”) adopted by biotechnology companies listed on the Main Board of the Stock Exchange in Hong Kong, Nasdaq, or the Science and Technology Innovation Board of the Shanghai Stock Exchange (the “STAR Market”) as the shares of the Company are listed on these three markets, and of comparable size to the Company with closing market capitalization of US$10 billion to US$40 billion as of the date of the Announcement (the “Comparable Company(ies)”) for our assessment of the fairness and reasonableness of the terms of the 2016 Plan and the Proposed Equity Grants. Notwithstanding the fact that only one of the Comparable Companies is listed in Hong Kong, their principal businesses, target markets and business scales are similar to those of the Company and there are no such comparable companies that we could identify on the STAR Market. In selecting these Comparable Companies, we focused on the biotechnology and pharmaceutical industries according to classifications of the Bloomberg Industry Classification Standard, Global Industry Classification Standard and Industry Classification Benchmark by Bloomberg, and also made reference to the findings on the review of the Company’s compensation programs prepared by the independent compensation consultant, Frederic W. Cook & Co., Inc.. We consider the Comparable Schemes to be fair and representative for our comparable analysis and are exhaustive based on our selection criteria outlined above so as to determine whether the terms of the 2016 Plan and the Proposed Equity Grants are in line with the market practice. We have not taken into consideration share award schemes of publicly traded companies operating in non-biotechnology or non-pharmaceutical industries which are, in our view, not comparable to the Company given their differences in the business nature, product life cycle and operational risks, which, individually or collectively, may impact significantly on their remuneration packages of directors and senior management.
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PROPOSALS 11 — 14. PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS
We have compared the background and the fundamentals of the Comparable Companies to that of the Group. Details of the comparison are set out below:
Table 6 — List of Comparable Companies
Comparable Companies	Headquarters	Stock code	Year of incorporation	Market capitalization as of the date of Announcement	Revenue (Note 1)	Research and development expenses (Note 1)	No. of employees (Note 3)	Description
					(US$ million) (Note 2)	(US$ million) (Note 2)
WuXi AppTec Co., Ltd.	China	2359 HK Equity 603259 Shanghai Stock Exchange (SSE) Equity	2000	HK$126.18 billion (equivalent to US$16.11 billion)	5,581	199	41,116
WuXi AppTec Co., Ltd.
manufactures medical products.
The Company produces
biological agents, antibodies,
biological diagnostic reagents,
and other products. WuXi
AppTec Co., Ltd. also provides
biological analysis, technical
study, and other services.

Alnylam Pharmaceuticals, Inc.	United States	ALNY US Equity	2002	US$18.48 billion (equivalent to HK$144.72 billion)	1,828	1,004	2,100
Alnylam Pharmaceuticals, Inc.
operates as an early-stage
therapeutics company. The
Company discovers and
develops drug and medicines
for the treatment of human
disease. Alnylam
Pharmaceuticals serves health
care sectors in the United States
and the United Kingdom.

Biogen Inc.	United States	BIIB US Equity	1978	US$28.37 billion (equivalent to HK$222.17 billion)	9,836	2,462	7,570
Biogen Inc. develops,
manufactures, and
commercializes therapies,
focusing on neurology,
oncology, and immunology. The
Company products address
diseases such as multiple
sclerosis, non-hodgkin’s
lymphoma, rheumatoid
arthritis, crohn’s disease, and
psoriasis.

Biomarin Pharmaceutical Inc.	United States	BMRN US Equity	1997	US$17.14 billion (equivalent to HK$134.28 billion)	2,419	747	3,401
BioMarin Pharmaceutical Inc.
develops and commercializes
therapeutic enzyme products.
The Company has applied its
proprietary enzyme technology
to develop products for
lysosomal storage diseases and
for the treatment of serious
burns. BioMarin Pharmaceutical
through its subsidiaries
provides analytical and
diagnostic products and
services in the area of
carbohydrate biology.

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Comparable Companies	Headquarters	Stock code	Year of incorporation	Market capitalization as of the date of Announcement	Revenue (Note 1)	Research and development expenses (Note 1)	No. of employees (Note 3)	Description
					(US$ million) (Note 2)	(US$ million) (Note 2)
Charles River Laboratories Inc	United States	CRL US Equity	1947	US$11.93 billion (equivalent to HK$93.44 billion)	4,129	36 (Note 4)	21,800
Charles River Laboratories
International, Inc. provides
research tools and support
services for drug discovery and
development. The Company
offers animal research models
in research and development for
new drugs, devices, and
therapies. Charles River
Laboratories International
serves pharmaceutical and
biotechnology companies,
hospitals, and academic
institutions worldwide.

Illumina, Inc.	United States	ILMN US Equity	1988	US$18.70 billion (equivalent to HK$146.46 billion)	4,504	1,354	10,670
Illumina, Inc. develops,
manufactures and markets
integrated systems for the large
scale analysis of genetic
variation and biological
function. The Company
provides a comprehensive line
of products and services that
currently serve the sequencing,
genotyping and gene expression
markets for genomic research
centers, pharmaceutical
companies, academic
institutions and biotechnology
companies.

Incyte Corporation	United States	INCY US Equity	2002	US$11.95 billion (equivalent to HK$93.59 billion)	3,696	1,628	2,524	Incyte Corporation is a biopharmaceutical company. The Company discovers, develops, and commercializes proprietary small molecule drugs, primarily used in oncology.
Moderna, Inc.	United States	MRNA US Equity	2010	US$39.74 billion (equivalent to HK$311.23 billion)	6,848	4,845	5,600
Moderna, Inc. operates as a
biotechnology company. The
Company focuses on the
discovery and development of
messenger RNA therapeutics
and vaccines. Moderna develops
mRNA medicines for infectious,
immuno-oncology, and
cardiovascular diseases.

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Comparable Companies	Headquarters	Stock code	Year of incorporation	Market capitalization as of the date of Announcement	Revenue (Note 1)	Research and development expenses (Note 1)	No. of employees (Note 3)	Description
					(US$ million) (Note 2)	(US$ million) (Note 2)
Neurocrine Biosciences, Inc.	United States	NBIX US Equity	1992	US$13.38 billion (equivalent to HK$104.76 billion)	1,887	565	1,400
Neurocrine Biosciences, Inc. is
focused on the discovery and
development of therapeutics for
neuropsychiatric,
neuroinflammatory, and
neurodegenerative diseases and
disorders. The Company is
developing therapeutic
interventions for anxiety,
depression, alzheimer’s disease,
insomnia, stroke, malignant
brain tumors, multiple sclerosis,
obesity, and diabetes.

The Company	China/United States/ Switzerland	BGNE (Nasdaq) 6160 (Main Board) 688235 (STAR Market)	2010	US$14.96 billion (equivalent to HK$117.13 billion)	2,459	1,779	10,708	The Company is a global oncology company that is discovering and developing innovative treatments that are more affordable and accessible to cancer patients worldwide.
Sources: Relevant regulatory publications of Comparable Companies
Notes:
(1)
The information is based on the latest available publications of the Comparable Companies as of the date of the Announcement.

(2)
According to Bloomberg, the exchange rate was US$1 to HK$7.8317 and US$1 to RMB7.2373 as of the date of the Announcement.

(3)
The number of employees includes all types of employment.

(4)
Due to the lack of available public information, the research and development expenses of Charles River Laboratories Inc refers to capitalized research and development expenditures.

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We have also compared the Comparable Schemes and their respective grantees to that of the Group. Details of the comparison are set out below:
Table 7 — List of Comparable Schemes
Company name (Plan name)	Latest year of adoption / restatement/ amendment	Participants	Type of award(Note 2)	Purpose of the grant	Accelerated vesting according to the respective latest publications	Vesting terms of the RSUs / PSUs according to the respective latest publications	Specific clawback terms for the RSUs / PSUs granted to non-employee directors according to the respective latest publications
WuXi AppTec Co., Ltd.	2022 (Note 1)	Directors, supervisor, senior management, mid-level manager, basic-level manager, backbone member of technicians, other technicians, who is a full-time PRC or non-PRC employee of any members of the group	H share award and trust scheme (PSU)	In order to attract, motivate and retain skilled and experienced personnel to strive for the future development and expansion of the group by providing them with the opportunity to be further incentivized by equity interests in the company, more directly associated with the equity performance of the company, modernize the company’s renumeration practices and to better align with the interests of the shareholders, while seeking a balanced approach in the operational and executive management oversight.	Yes, if there is an event of change in control (as defined under the Hong Kong Code on Takeovers and Mergers) of the company by way of a merger, a privatization of the company by way of a scheme or by way of an offer, change of actual control of the company involving reorganization of major assets, the company no longer exists after merger with another company, or division of the company.	The awarded H Shares have four vesting period, with (i) 0%, 25%, 25% and 50% or (ii) 25%, 25%, 25% and 25% of the awards within the year immediately following the first, second, third and fourth anniversary date of the grant date upon meeting certain annual performance conditions.	No specific clawback terms.
Alnylam Pharmaceuticals, Inc.	2022	Employees, officers and directors	Stock options, restricted stock and RSUs (together, restricted stock awards), stock appreciation rights and other	To advance the interests of the company’s stockholders by enhancing the company’s ability to attract, retain and motivate	Yes, the board may at any time provide that any award shall become immediately exercisable in full or in part, free of	RSUs granted to employees generally vest over a three-year period, with one-third of the shares vesting on each of the three successive	No specific clawback terms, provided the plan is subject to the company’s clawback policies in effect from time to time.
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Company name (Plan name)	Latest year of adoption / restatement/ amendment	Participants	Type of award(Note 2)	Purpose of the grant	Accelerated vesting according to the respective latest publications	Vesting terms of the RSUs / PSUs according to the respective latest publications	Specific clawback terms for the RSUs / PSUs granted to non-employee directors according to the respective latest publications
			stock-based awards, and has a fungible share pool	persons who are expected to make important contributions to the company by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the company’s stockholders.	some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.
anniversaries of the grant date.
PSUs granted in 2023 and 2022 will vest upon the later of the one-year anniversary of the date of grant and the achievement of specific clinical development, regulatory, commercial and/or financial performance events, as approved by our people, culture and compensation committee.

Biogen Inc.	2022 for non-employee directors equity plan; and 2017 for omnibus equity plan (collectively as one equity plan in this analysis)	Non-employee directors for non-employee directors equity plan; and employees for omnibus equity plan	Stock options, shares of restricted stock, RSUs, stock appreciation rights and other awards for non-employee directors equity plan; and stock options, shares of restricted stock, RSUs, performance shares, stock appreciation rights and other awards for omnibus equity plan	Non-employee directors equity plan is to provide an additional incentive to those directors to promote the success of the company and its affiliates for non-employee directors equity plan. Omnibus equity plan is to attract and retain employees of the company and its affiliates, to provide an incentive for them to generate stockholder value by contributing to the appreciation of the company’s stock price and to enable them to participate in the	Yes, for non-employee directors equity plan, the committee appointed to administer of the plan may (a) accelerate the date on which any award granted under the plan becomes exercisable or (b) accelerate the Vesting Date or waive or adjust any condition imposed hereunder with respect to the vesting or exercisability of an award, provided that the committee determines that such acceleration,
RSUs awarded to employees generally vest no sooner than one-third per year over three years on the anniversary of the date of grant, or upon the third anniversary of the date of the grant, provided the employee remains continuously employed with us, except as otherwise provided in the plan.
RSUs awarded to director for service on the board of directors vest on the first anniversary of the date of grant, provided in each case that the director continues to serve the board of directors through
No specific clawback terms for non-employee directors equity plan. For omnibus equity plan, the compensation committee may cancel, rescind, withhold, or otherwise limit or restrict awards if a participant is not in compliance with the provisions of the plan or engages in certain detrimental activities. In addition, the compensation committee may provide that awards and related proceeds are subject to forfeiture or
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Company name (Plan name)	Latest year of adoption / restatement/ amendment	Participants	Type of award(Note 2)	Purpose of the grant	Accelerated vesting according to the respective latest publications	Vesting terms of the RSUs / PSUs according to the respective latest publications	Specific clawback terms for the RSUs / PSUs granted to non-employee directors according to the respective latest publications
				growth of the company by granting awards with respect to the company’s stock.	waiver or other adjustment is necessary or desirable in light of extraordinary circumstances. For omnibus equity plan, accelerated vesting includes certain terminations of employment, certain transactions, including a corporate change in control, or in the participant’s award agreement.	the vesting date. PSUs awarded to employees have three performance periods and vest on the third anniversary of the grant date.	disgorgement to the extent required or permitted by applicable company policy, law or stock exchange listing standards.
Biomarin Pharmaceutical Inc.	2023	Employees, directors and consultants	Incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock awards, RSUs, performance stock awards, performance cash awards, and other stock awards	To help the company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the company and any affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the common stock.	Yes, the board will have power to accelerate the vesting in whole or in part. The plan may be subject to additional acceleration of vesting and exercisability upon or after a change in control.
RSUs granted to employees generally vest annually over a straight-line four-year period after the grant date.
RSUs with performance-based, which is a kind of PSUs in substance, the vesting conditions generally vest over a three-year period on a cliff basis three years after the grant date.
RSUs with market-based vesting conditions vest, if at all, in full following a three-year service period only if certain total shareholder return results relative to the Nasdaq Biotechnology Index
							The board may impose clawback terms, recovery or recoupment provisions as the board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of common stock or other cash or property upon the occurrence of an event constituting cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or
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Company name (Plan name)	Latest year of adoption / restatement/ amendment	Participants	Type of award(Note 2)	Purpose of the grant	Accelerated vesting according to the respective latest publications	Vesting terms of the RSUs / PSUs according to the respective latest publications	Specific clawback terms for the RSUs / PSUs granted to non-employee directors according to the respective latest publications
						comparative companies are achieved.	similar term). The plan will also be subject to recoupment in accordance with any clawback policy that the company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.
Charles River Laboratories Inc	2023	Key employees, directors and other individuals or entities providing services to the company or its affiliates who, in the opinion of the administrator, are in a position to make a significant contribution to the success of the company and its affiliates	Stock options, SARs, restricted stock, unrestricted stock, deferred stock, cash performance award, other performance awards	To reward performance and create incentives to meet long-term objectives. Because the committee particularly values long-term shareholder value creation, it targets long-term equity incentives to provide total compensation opportunities that, if achieved, would result in market competitive pay levels for the	Yes, the administrator shall have the authority unilaterally to accelerate or delay a payment upon the death of the participant or if an employee terminates due to death more than 12 months following the date of grant of a PSU, a pro rata portion of the PSU is deemed to immediately vest.
RSUs principally vest over 4 years and generally vest in instalments on or about the anniversary date in each of the four years following the date of grant, subject to continued employment. The instalments are generally equivalent in amount.
PSUs vest from zero to a specified maximum and typically vest over 3 years.
							The committee may determine that any award under the plan shall be subject to provisions for the forfeiture and/or reimbursement of all amounts received in connection with an award in the event of breach of noncompetition, nonsolicitation or confidentiality agreements. All awards granted under the plan are subject to recoupment, to
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Company name (Plan name)	Latest year of adoption / restatement/ amendment	Participants	Type of award(Note 2)	Purpose of the grant	Accelerated vesting according to the respective latest publications	Vesting terms of the RSUs / PSUs according to the respective latest publications	Specific clawback terms for the RSUs / PSUs granted to non-employee directors according to the respective latest publications
				executives.			the extent applicable, under the company’s corporate governance guidelines, as may be revised from time to time, and/or any other recoupment, clawback or similar policy that may be approved by the board or any committee thereof.
Illumina, Inc.	2023	Officers and inside directors for stock options, stock awards and cash awards	Stock options, stock awards, cash awards, stock appreciation rights	To attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to service providers, and to promote the success of the company’s business.	Yes, the administrator shall have the authority, in its discretion, accelerate the vesting in the event of a participant’s death or disability.
RSUs generally vest over a four-year period with equal vesting annually.
PSUs generally vest over a three-year performance period is based on the company’s performance relative to specified earnings per share targets and continued employment through the vesting period.
							All awards granted under the plan will be subject to recoupment in accordance with any clawback policy adopted by company or as the administrator determines necessary or appropriate. The plan will also be subject to recoupment in accordance with any clawback policy that the company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the company’s securities are listed or as is otherwise required by the
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Company name (Plan name)	Latest year of adoption / restatement/ amendment	Participants	Type of award(Note 2)	Purpose of the grant	Accelerated vesting according to the respective latest publications	Vesting terms of the RSUs / PSUs according to the respective latest publications	Specific clawback terms for the RSUs / PSUs granted to non-employee directors according to the respective latest publications
							Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws.
Incyte Corporation	2023	Employees, non-employee directors, consultants and scientific advisors	Stock options, RSUs and PSUs	To promote the long-term success of the corporation and the creation of stockholder value by (a) encouraging employees, outside directors and consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of employees, outside directors and consultants with exceptional qualifications and (c) linking employees, outside directors and consultants directly to stockholder interests through increased stock ownership.	Yes, in the event of the participant’s death, total and permanent disability or retirement or other events.
RSUs granted to employees generally vest annually over a straight-line four-year period after the grant date.
PSUs granted to employees generally vest with performance and/or service-based milestones with graded and/or cliff vesting over three to four years.
							No specific clawback terms.
Moderna, Inc.	2018	Officers, employees, non-employee directors and consultants	Stock options, RSUs and PSUs	To encourage and enable the participants to acquire a proprietary interest in the company.	Yes, the administrator may at any time accelerate the vesting schedule specified.	RSUs are service based awards that generally vest over a four-year period, with the first 25% of such awards vesting following twelve months of continued employment or service. The remaining awards	No specific clawback terms provided the plan is subject to the company’s clawback policies ineffect from time to time.
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Company name (Plan name)	Latest year of adoption / restatement/ amendment	Participants	Type of award(Note 2)	Purpose of the grant	Accelerated vesting according to the respective latest publications	Vesting terms of the RSUs / PSUs according to the respective latest publications	Specific clawback terms for the RSUs / PSUs granted to non-employee directors according to the respective latest publications
						vest in twelve quarterly instalments over the following twelve quarters. PSUs are contingent upon the achievement of specified preestablished goals over the performance period, generally three years.
Neurocrine Biosciences, Inc.	2023	Employees, directors and consultants	Incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, and other awards.	To secure and retain the services of employees, directors and consultants, to provide incentives for such persons to exert maximum efforts for the success of the company and its affiliates, and to provide a means by which such persons may be given an opportunity to benefit from increases in the value of the company’s common stock.	Yes, in the event a transaction in which the acquiring entity does not assume or continue outstanding awards or substitute similar awards for outstanding awards.
RSUs typically vest over a four-year period and may be subject to a deferred delivery arrangement at the election of eligible employees.
Performance-based restricted stock units (PRSUs) vest based on the achievement of certain predefined company-specific performance criteria. Any unvested PRSUs will expire if it is determined the related performance criteria has not been met during the applicable three to four-year performance period.
							The board may impose clawback terms, recovery or recoupment provisions as the board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of common stock or other cash or property upon the occurrence of an event constituting cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term). The plan will also be subject to recoupment in accordance with
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Company name (Plan name)	Latest year of adoption / restatement/ amendment	Participants	Type of award(Note 2)	Purpose of the grant	Accelerated vesting according to the respective latest publications	Vesting terms of the RSUs / PSUs according to the respective latest publications	Specific clawback terms for the RSUs / PSUs granted to non-employee directors according to the respective latest publications any clawback policy that the company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.
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Company name (Plan name)	Latest year of adoption / restatement/ amendment	Participants	Type of award(Note 2)	Purpose of the grant	Accelerated vesting according to the respective latest publications	Vesting terms of the RSUs / PSUs according to the respective latest publications	Specific clawback terms for the RSUs / PSUs granted to non-employee directors according to the respective latest publications
The Company (2016 Plan)	2022	Officers, employees, non-employee directors and consultants of the Company	Share options, RSUs, PSUs and other incentive awards	To encourage and enable the officers, employees, nonemployee directors and consultants of the Group upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company	Yes, the administrator has the authority to accelerate vesting in circumstances involving death, disability, retirement, termination or a change in control.
With regards to RSUs, 25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service for executive director and certain non-executive directors; and 100% of the ordinary shares shall vest upon the earlier to occur of the first anniversary of the grant date and the next annual general meeting for certain non-executive directors.
With regards to PSUs, the ordinary shares shall cliff vest at the end of the three-year performance period once the total revenue number for the third year is finalized to the extent the performance metrics are met, subject to continued service; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the PSUs with completed
							No specific clawback terms, provided Mr. Oyler’s RSU and PSU grants are subject to the Company’s clawback policy.
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Company name (Plan name)	Latest year of adoption / restatement/ amendment	Participants	Type of award(Note 2)	Purpose of the grant	Accelerated vesting according to the respective latest publications	Vesting terms of the RSUs / PSUs according to the respective latest publications	Specific clawback terms for the RSUs / PSUs granted to non-employee directors according to the respective latest publications performance periods shall become vested and paid out based on actual performance while the awards for incomplete years will be paid out at target as if he had remained employed for an additional 20 months; provided further that the PSUs shall become fully vested for underlying shares upon a change in control of the Company pursuant to the same formula.
Sources: the regulatory filings of the Comparable Companies
Notes:
(1)
The 2019 A share incentive scheme is not included in the table as the latest grants occurred in 2019, which is less relevant to the Proposed RSU Grants.

(2)
Employee stock purchase plans are not included in the analysis as the nature is not comparable to RSU or PSU grants.

We consider that the 9 Comparable Schemes adopted by the Comparable Companies demonstrate that the alignment of interests of selected employees and non-employee directors by way of grant and ownership of award shares is a market practice. We also consider the purposes of the Comparable Schemes are similar to that of the 2016 Plan and the Proposed Equity Grants. From the table above, we see that all of the Comparable Schemes permit both employees and directors to participate.
With regards to RSUs, we note that the RSUs awarded under all of the Comparable Schemes for employees will be vested in multiple tranches from three to four years and are subject to accelerated vesting. In particular, the RSUs granted under the Comparable Schemes of BioMarin Pharmaceutical Inc., Charles River Laboratories, Illumina Inc and Incyte Corp will be vested 25% each year. In addition, the majority of Comparable Schemes do not have specific clawback terms other than being subject to the applicable Comparable Company’s clawback policy. As such, it is believed that such practice for Proposed RSUs Grants for independent non-executive directors is generally in line with the market practice. In addition, based on further discussions with the management of the Group, we understood that Mr. Oyler and Dr. Wang, as the founders and directors of the Group, have important roles in the Company’s development and operations that the Proposed RSU Grants without specific performance target or a specific clawback mechanism for them are in line with the purposes to promote long-term retentions.
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With regards to PSUs, we note that the PSUs awarded under the majority of the Comparable Schemes generally vest in three years upon achievement of certain predefined company-specific performance criteria and the majority of them do not have specific clawback terms other than being subject to a clawback policy. Based on the review of the Company’s compensation programs prepared by Frederic W. Cook & Co., Inc., the Proposed PSU Grant to Mr. Oyler is able to further incentivize based on the quantifiable revenue goals that the payout is contingent upon the percentage of target achieved. As such, the PSUs are further aligned with the Company’s performance and Shareholder’s interests.
Please refer to the subsections headed “Rationale for the Proposed Equity Grants — (i) Mr. Oyler” and “— (ii) Dr. Wang” below for further details. Such practice is also consistent with the Company’s remuneration policy and the purpose of the 2016 Plan, inter alia, to enable the Grantees to acquire proprietary interest in the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. Please refer to the sections headed “Executive Compensation” and “Director Compensation” of the Proxy Statement for the details of remuneration policies of the Company.
Despite there being no specific clawback mechanism for the RSUs and PSUs, the Company adopted its compensation recover policy on November 21, 2023, which is in line with the majority of Comparable Schemes that are also subject to the respective company’s clawback policies. The policy allows the Company to recover erroneously awarded incentive-based compensation tied to a financial reporting measure from executive officers and other certain employees in the event the company is required to prepare a restatement of previously issued financials due to material noncompliance with any financial reporting requirement under securities laws. The policy further permits the Company to recover all equity-based compensation, even that not tied to a financial reporting measure, to the extent the restatement is on account of such person’s gross negligence, willful misconduct or fraud. Please refer to the section headed “Compensation Policies and Practices — Clawback Policy” in the “Proposal 19. Adjournment Proposal” of the Proxy Statement for further details.
Rationale for the Proposed Equity Grants
We have reviewed the background and work experience of Mr. Oyler, Dr. Wang and the nine independent non-executive directors, and noted that their expertise and experience are relevant to the Group’s operations. Details of the Grantees are set out below:
(i) Mr. Oyler
Mr. Oyler is the Company’s Co-Founder, Chairman of the Board and Chief Executive Officer. He has served as a member of the Board of Directors since October 2010. From 2005 to 2009, Mr. Oyler served as President and Chief Executive Officer of BioDuro, LLC, a drug discovery outsourcing company, which was acquired by Pharmaceutical Product Development Inc. From 2002 to 2004, Mr. Oyler served as Chief Executive Officer of Galenea Corp., a biopharmaceutical company dedicated to the discovery of novel therapies for central nervous system diseases, which initially were developed at Massachusetts Institute of Technology. From 1998 to 2002, Mr. Oyler was a Founder and the President of Telephia, Inc. which was bought by The Nielsen Company in 2007. From 1997 to 1998, Mr. Oyler served as Co-Chief Executive Officer of Genta Incorporated, an oncology-focused biopharmaceutical company that was listed on Nasdaq. Mr. Oyler began his career as a management consultant at McKinsey & Company. Mr. Oyler received his B.S. from the Massachusetts Institute of Technology in June 1990 and an MBA from Stanford University in January 1996.
The Proposed Equity Grants to Mr. Oyler is part of the Company’s compensation program for employees, including executive officers. The purpose of such grant is to encourage executives and other employees to focus on long-term company performance and align their interests with shareholders, promote retention and reward outstanding company and individual performance. The Board of Directors proposed to compensate Mr. Oyler with the Proposed Equity Grants after considering Mr. Oyler’s integral role as Co-Founder, Chairman of the Board and Chief Executive Officer, his extensive leadership, executive, managerial, business and biotechnology company experience, his years of industry experience in the development of pharmaceutical products and contribution to the rapid growth of the Company.
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PROPOSALS 11 — 14. PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS
The Board of Directors considered the retention and motivation of Mr. Oyler are indispensable to the senior management of the Company. The Company maintains an industry-specific peer group of publicly traded companies in the biopharmaceutical and biotechnology industries that is selected based on a balance of criteria, such as the size of the company, the stage of development and data availability, for benchmarking pay. The value of RSUs and PSUs to be granted to Mr. Oyler was determined by the Board of Directors upon recommendation of the Compensation Committee by referencing the equity grant practices of the Company’s compensation peer group. As further discussed under the heading of  “Executive Compensation”, the Board of Directors and/or the Compensation Committee generally positions the total cash compensation for the officers of the Company, including base salaries and target annual incentives at or below the 25th percentile and equity incentive awards above the median in order to link compensation more closely with corporate performance and the creation of shareholder value, as well as to recognize the Company’s above-median size relative to the peers.
(ii) Dr. Wang
Dr. Wang is the Company’s Co-Founder and has served as a member of the Board of Directors since February 2016. He has also served as the Chairman of the Company’s Scientific Advisory Board since 2011. Dr. Wang has served as the founding Director of the National Institute of Biological Sciences in Beijing since 2003 and became its Director and Investigator in 2010. In addition, Dr. Wang has served as a Chair Professor at Tsinghua University since 2020. Previously, he was a Howard Hughes Medical Institute Investigator from 1997 to 2010 and held the position of the George L. MacGregor Distinguished Chair Professor in Biomedical Sciences at the University of Texas Southwestern Medical Center in Dallas, Texas from 2001 to 2010. In 2004, Dr. Wang founded Joyant Pharmaceuticals, Inc., a venture capital-backed biotechnology company focused on the development of small molecule therapeutics for cancer. Dr. Wang serves as a non-executive director and member of the compensation committee of Clover Biopharmaceutical Ltd. (HKEx: 2197). Dr. Wang received his B.S. in Biology from Beijing Normal University in July 1984 and his Ph.D. in Biochemistry from the University of Texas Southwestern Medical Center in May 1991. Dr. Wang has been a member of the National Academy of Sciences, USA since 2004 and a foreign associate of the Chinese Academy of Sciences since 2013.
Dr. Wang’s consulting services include leading the Scientific Advisory Board and providing short- and long-term strategic advice to the Company in his areas of expertise, participating in the Company’s leadership team meetings from time to time, and interacting with the Company’s key stakeholders on behalf of the Company.
The Board of Directors believes that Dr. Wang’s stature in the Chinese scientific and biotechnology communities provides the Company with significant intangible benefits and access to key stakeholders in the Company’s industry. His scientific expertise and knowledge of oncology research and development and the Chinese market are highly valuable to the Company. The value of RSUs to be granted to Dr. Wang was determined by the Board of Directors upon recommendation of the Compensation Committee to reflect his major contributions to the Company.
(iii) nine independent non-executive directors
The Proposed RSU Grants to independent non-executive directors, namely Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi, are part of the Company’s compensation package to the independent non-executive directors. The Proposed RSU Grants to the independent non-executive directors aim to retain and motivate them to continue to provide their opinion and judgment to the Board of Directors in building the strategy and long-term development of the Company.
We have reviewed each of the Grantees’ qualifications and experience in the biotechnology industry and noted that in the year ended December 31, 2023, save for Mr. Hooper and Mr. Yi who recused themselves from a meeting, each of them attended all 5 board meetings held by the Company and the average director attended approximately 14 committee meetings.
We are of the view that the Grantees’ extensive experience in the biotechnology industry and their contributions to the Company, as described above, are contributory to the management, operation and development of the Company.
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PROPOSALS 11 — 14. PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS
Comparison of the remuneration packages of the Grantees with those of the Comparable Companies
The Compensation Committee takes into consideration factors such as compensation paid by comparable companies, and time commitment and responsibilities of the directors and senior management in making recommendations to the Board of Directors regarding the remuneration packages of the directors and senior management. Set out below is an illustration of the Grantees’ remunerations in U.S. dollars when the Proposed Equity Grants and share option grants are added on their actual non-equity remunerations for the year ended December 31, 2023 (the “Illustrative Remuneration”):
Table 8 — List of the illustrative remuneration packages of the directors of the Company
Grantee	Position(s)	Total cash and other non-equity emoluments for the year ended December 31, 2023 (Note 1) (US$)	Total grant date fair value of RSU and PSU grants (Note 2) (US$)	Total grant date fair value of share option grants (Note 2) (US$)	Aggregate remuneration (US$)
Mr. Oyler	Chairman, Executive Director and Chief Executive Officer	2,406,992	12,000,000	6,000,000	20,406,992
Dr. Wang	Non-executive Director	416,937	1,333,333	2,666,667	4,416,937
Mr. Dugan	Independent Non-executive Director	110,750	200,000	200,000	510,750
Dr. Glazer	Independent Non-executive Director	81,000	200,000	200,000	481,000
Mr. Goller	Independent Non-executive Director	82,125	200,000	200,000	482,125
Mr. Hooper	Independent Non-executive Director	113,356	200,000	200,000	513,356
Mr. Krishana	Independent Non-executive Director	84,250	200,000	200,000	484,250
Dr. Riva	Independent Non-executive Director	91,875	200,000	200,000	491,875
Dr. Sanders	Independent Non-executive Director	101,750	200,000	200,000	501,750
Mr. Yi	Independent Non-executive Director	87,250	200,000	200,000	487,250
Notes:
(1)
Comprised of salaries and other benefits, performance bonus and/or retirement benefit scheme contributions as disclosed in the Proxy Statement.

(2)
The grant date fair values of the RSUs to be granted to (i) Mr. Oyler, (ii) Dr. Wang; and (iii) independent non-executive directors are US$6,000,000, US$1,333,333 and US$200,000, respectively. Also, the grant date fair value of the PSUs to be granted to Mr. Oyler is US$6,000,000. In addition, the grant date fair value of the share options to be granted to Mr. Oyler, Dr. Wang and each of independent non-executive directors are US$6,000,000, US$2,666,667 and US$200,000, respectively.

As set out in the table above, assuming that the value of the RSUs and PSUs(under the Proposed Equity Grants) and share options (under the share option grants) is the grant date fair value, the Illustrative Remuneration of Mr. Oyler, Dr. Wang, and nine independent non-executive directors will then amount to approximately US$20.4 million, US$4.4 million, and US$0.5 million, respectively.
BeiGene 2024 Proxy Statement :: 87

PROPOSALS 11 — 14. PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS
In assessing the fairness and reasonableness of the Illustrative Remuneration of the Grantees, we have compared the remuneration packages of Comparable Companies’ directors based on their latest available filings.
Table 9 — List of remuneration packages of the directors of the Company and Comparable Companies
Comparable Companies	Stock code	Market Capitalization as of the date of Announcement (Note)	Total Remunerations (US$’000)
			Executive and non-executive directors		Independent directors
			Minimum	Maximum	Minimum	Maximum
WuXi AppTec Co., Ltd.	2359 HK Equity	HK$126.18 billion (equivalent to US$16.11 billion)	731	7,776	56	56
Alnylam Pharmaceuticals, Inc.	ALNY US Equity	US$18.48 billion (equivalent to HK$144.72 billion)	2,422	5,408	474	620
Biogen Inc.	BIIB US Equity	US$28.37 billion (equivalent to HK$222.17 billion)	4,930	30,489	272	667
Biomarin Pharmaceutical Inc.	BMRN US Equity	US$17.14 billion (equivalent to HK$134.28 billion)	5,189	18,352	405	500
Charles River Laboratories Inc	CRL US Equity	US$11.93 billion (equivalent to HK$93.44 billion)	5,107	18,352	319	369
Illumina, Inc.	ILMN US Equity	US$18.70 billion (equivalent to HK$146.46 billion)	3,538	26,752	311	465
Incyte Corporation	INCY US Equity	US$11.95 billion (equivalent to HK$93.59 billion)	4,625	16,669	295	495
Moderna, Inc.	MRNA US Equity	US$39.74 billion (equivalent to HK$311.23 billion)	6,074	19,364	453	534
Neurocrine Biosciences, Inc.	NBIX US Equity	US$13.38 billion (equivalent to HK$104.76 billion)	4,924	11,903	460	497
The Company	BGNE (Nasdaq) 6160 (Main Board) 688235 (STAR Market) 6160 HK Equity	US$14.96 billion (equivalent to HK$117.13 billion)	4,049	20,407	481	513
Sources: Regulatory filings of the Comparable Companies and the Proxy Statement
Note: According to Bloomberg, the exchange rate was US$1 to HK$7.8317 as of the date of the Announcement.
Although details with respect to each Comparable Company and its director(s) such as responsibilities, experience and years of service of each director as well as product type, stage of clinical development and commercialization and scale of each company may
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PROPOSALS 11 — 14. PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS
vary, we consider that the Comparable Companies serve as a general reference to indicate common market practice in determining the remuneration packages of directors of biotechnology companies.
As shown in the table above, the remuneration of the Comparable Companies’ (i) executive and non-executive directors ranged from approximately US$0.7 million to approximately US$30.5 million; and (ii) independent directors ranged from approximately US$56,000 to approximately US$667,000. The Illustrative Remunerations appear to be in line with these ranges.
In addition, we have analyzed the share awards components of the remuneration packages of the Comparable Companies’ directors. A summary of such analysis is set out below:
Table 10 — Analysis on the portion of share awards components of the remuneration package of the directors and senior management of the Company and Comparable Companies
Company	Executive and non-executive directors RSU and PSU grants (% Total)	Independent non-executive directors RSU and PSU grants (% Total)
Wuxi AppTec Co., Ltd.	35.3%	0.0%
Alnylam Pharmaceuticals, Inc.	11.9%	83.0%
Biogen Inc.	64.2%	64.1%
Biomarin Pharmaceutical Inc.	71.1%	82.6%
Charles River Laboratories Inc	66.8%	37.6%
Illumina, Inc.	51.9%	4.6%
Incyte Corporation	60.8%	43.2%
Moderna, Inc.	29.6%	7.5%
Neurocrine Biosciences, Inc.	45.3%	0.0%
Maximum	71.1%	83.0%
Minimum	11.9%	0.0%
Median	51.9%	37.6%
Average	48.5%	35.8%
The Company (Note)	48.3%	40.4%
Sources: Regulatory filings of the Comparable Companies and the Proxy Statement.
Note: As Dr. Brandicourt was appointed to the board of directors on January 23, 2024, he was excluded from this analysis.
In respect of the Comparable Companies’ executive directors and non-executive directors, approximately 11.9% to 71.1% of their total remunerations were paid by way of share awards. For the Illustrative Remuneration of the Company’s executive and non-executive directors, the ratio of the share awards component of 48.3% is within the range and close to the average of the Comparable Companies.
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PROPOSALS 11 — 14. PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS
In respect of the Comparable Companies’ independent non-executive directors, approximately 0% to 83.0% of their total remunerations were paid by way of share awards. For the Illustrative Remuneration of the Company’s independent non-executive directors, we note that the ratio of share awards component of 40.4% is within the range and close to the average of the Comparable Companies.
Based on the above analysis, we are of the view that the ratios of the share awards component of the Illustrative Remuneration of the Company’s executive director, non-executive director, and independent non-executive directors resonate with the market practice as they are generally within range of the Comparable Companies.
We therefore consider the Proposed Equity Grants, being part of the equity component, are fair and reasonable.
Dilution effect
Assuming each of the directors becomes fully entitled to all shares underlying the Proposed Equity Grants and based on the indicative number of RSUs and PSUs set forth above, the total number of such underlying shares would amount to 1,518,894 ordinary shares, or approximately 0.11% of the total number of issued shares as of the Latest Practicable Date, and such shares will represent 0.11% of the total number of issued shares upon completion of issue.
The shareholding structure of the Company before and after each of the directors becomes fully entitled to all of the shares underlying the Proposed Equity Grants is summarized as follows (calculated assuming the indicative number of RSUs and PSUs set forth above and based on the total number of issued shares as of the Latest Practicable Date):
Table 11 — Shareholding structure before and after full vesting or target vesting of the Proposed Equity Grants
	Latest Practicable Date		Assuming full vesting or target vesting of the Proposed Equity Grants
	No. of shares	%	No. of shares	%
Mr. Oyler	74,229,026	5.46%	75,433,450	5.54%
Dr. Wang	20,313,993	1.49%	20,447,815	1.50%
Dr. Brandicourt	27,794	0.002%	47,866	0.004%
Dr. Dugan	113,815	0.008%	133,887	0.01%
Mr. Glazer	3,108,659	0.23%	3,128,731	0.23%
Mr. Goller	453,232	0.03%	473,304	0.03%
Mr. Hooper	183,885	0.01%	203,957	0.01%
Mr. Krishana	453,232	0.03%	473,304	0.03%
Dr. Riva	113,815	0.008%	133,887	0.01%
Dr. Sanders	136,500	0.01%	156,572	0.01%
Mr. Yi	436,150	0.03%	456,222	0.03%
Other Shareholders	1,259,954,268	92.68%	1,259,954,268	92.57%
Total	1,359,524,369	100.00%	1,361,043,263	100.00%
For further details, please refer to the section headed “Dilution effect” in “Proposals 11 — 14. Proposed Grants of Restricted Share Units and Performance Share Units” of the Proxy Statement.
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PROPOSALS 11 — 14. PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS
As set out in the table above, there will be dilution effects on the interests of the existing public Shareholders upon granting of the Proposed Equity Grants. In our opinion, such dilution is immaterial and acceptable to the Independent Shareholders taking into the reasons and benefits of the Proposed Equity Grant as discussed in the sub-section headed “(b) Background of and reasons for the Proposed Equity Grants” above.
Financial effects of the Proposed Equity Grants
Under the 2016 Plan, the Grantees only receive shares when the RSUs and PSUs are vested, and no funds will be raised by the Company as a result of the Proposed Equity Grants.
In accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 718, Compensation-Stock Compensation, all the Company’s grants of share-based awards to employees were classified as equity awards and are recognized in the financial statements based on their grant date fair values. The fair value of restricted shares and restricted share units are based on the closing market price of the Company’s ADSs on the Nasdaq Global Select Market on the date of grant. The Company has elected to recognize compensation expense using the straight-line method for all employee equity awards granted with graded vesting based on service conditions.
For awards granted to non-employees, the Company has accounted for equity instruments issued to non-employees in accordance with the provisions of ASC 718 and ASC 505, Equity. All transactions in which goods or services are received in exchange for equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The grant date is the measurement date of the fair value of the equity instrument issued. The expense is recognized in the same manner as if the Company had paid cash for the services provided by the non-employees in accordance with ASC 505-50, Equity-based payments to non-employees. The Company estimated the fair value of share options granted to non-employees using the same method as employees.
III.
RECOMMENDATION

Having considered that (i) the Proposed Equity Grants aim to align the interests of the Grantees and the Company’s shareholders as a whole for the betterment of the Group’s future development and expansion; (ii) it is the market practice for listed biotechnology companies of sizes similar to the Company’s to grant restricted share units/share awards to their directors and senior management; and (iii) the experience and background of the relevant directors, we consider that (a) the terms of the Proposed Equity Grants are on normal commercial terms and fair and reasonable so far as the Independent Shareholders are concerned; and (b) the Proposed Equity Grants are conducted under the ordinary and usual course of business of the Company and in the interests of the Company and the shareholders as a whole. Accordingly, we advise the Independent Board Committees to recommend, and we recommend, that the Independent Shareholders vote in favor of the resolutions to be proposed at the Annual Meeting to approve the Proposed Equity Grants.
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PROPOSALS 11 — 14. PROPOSED GRANTS OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS
Yours faithfully,
For and on behalf of
Anglo Chinese Corporate Finance, Limited
Brandon Li	Karl Chan
Director	Director

(1)
Mr. Brandon Li is a licensed person registered with the Securities and Futures Commission and as a responsible officer of Anglo Chinese Corporate Finance, Limited to carry out Type 6 (advising on corporate finance) regulated activities under the SFO. He has over 10 years of experience in corporate finance.

(2)
Mr. Karl Chan is a licensed person registered with the Securities and Futures Commission and as a responsible officer of Anglo Chinese Corporate Finance, Limited to carry out Type 6 (advising on corporate finance) regulated activities under the SFO. He has over 7 years of experience in corporate finance.

92 :: BeiGene 2024 Proxy Statement

Proposal 11. Approval of the RSU Grant to Mr. Oyler
The Company proposes an ordinary resolution at the Annual Meeting to approve the grant of RSUs with a grant date fair value of US$6,000,000 to Mr. John V. Oyler under the 2016 Plan. The grant date will be date of the Annual Meeting. The Proposed RSU Grant to Mr. Oyler will be made under the following terms:
•
each of the RSUs is granted for nil consideration;

•
each of the RSUs granted represents the right to receive one ordinary share on the date it vests;

•
25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the RSUs shall become vested as if he had remained employed for an additional 20 months; provided further that the RSUs shall become fully vested for underlying shares upon a change in control of the Company or death or disability; and

•
the number of shares under the RSUs will be calculated by dividing the grant value by the closing price of the ADSs on Nasdaq on the grant date as divided by 13.

The RSUs do not have performance targets but are subject to our clawback policy. The Compensation Committee believes that including a portion of time-based incentives in executive compensation, such as the Proposed RSU Grant to Mr. Oyler, encourages executives to focus on long-term Company performance and better aligns the executives’ interests with that of shareholders while promoting retention. Furthermore, the Compensation Committee believes that the Proposed RSU Grant to Mr. Oyler without performance targets is market competitive, consistent with the Company’s remuneration policy and aligns with the purpose of the 2016 Plan.
If the independent shareholders’ approval is not obtained at the Annual Meeting, the Proposed RSU Grant to Mr. Oyler shall be replaced by a share option grant with the same grant date fair value.
Why We Need Shareholder Approval
We are seeking shareholder approval in order to comply with Chapter 14A of the HK Listing Rules. Mr. Oyler as a director is a connected person of the Company under Chapter 14A of the HK Listing Rules. As a result, the Proposed RSU Grant to Mr. Oyler and transactions contemplated therein constitute non-exempt connected transactions of the Company under Chapter 14A of the HK Listing Rules and are subject to reporting, announcement and the independent shareholders’ approval requirements.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 11 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding Mr. Oyler and his associates, who are required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 11 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR approval of the Proposed RSU Grant to Mr. Oyler and transactions contemplated therein.
BeiGene 2024 Proxy Statement :: 93

Proposal 12. Approval of the PSU Grant to Mr. Oyler
The Company proposes an ordinary resolution at the Annual Meeting to approve the grant of PSUs with a grant date fair value of US$6,000,000 to Mr. John V. Oyler under the 2016 Plan. The grant date will be date of the Annual Meeting. The Proposed PSU Grant to Mr. Oyler will be made under the following terms:
•
each of the PSUs is granted for nil consideration;

•
each of the PSUs granted represents the right to receive one ordinary share to the extent the performance metric is met and all vesting criteria are achieved (e.g., continued employment);

•
performance metric used is yearly total revenue, with potential payout of 0-200% of target based on performance versus pre-set revenue goals for each of three equally-weighted one-year periods;

•
revenue targets are set prior to grants by the management team; and

•
the ordinary shares shall cliff vest at the end of the three-year performance period once the total revenue number for the third year is finalized to the extent the performance metrics are met, subject to continued service; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the PSUs with completed performance periods shall become vested and paid out based on actual performance while the awards for incomplete years will be paid out at target as if he had remained employed for an additional 20 months; provided further that the PSUs shall become fully vested for underlying shares upon a change in control of the Company or death or disability pursuant to the same formula.

The PSUs are subject to our clawback policy. The Compensation Committee believes that including a portion of performance-based incentives in executive compensation, such as the Proposed PSU Grant to Mr. Oyler, furthers the Company’s pay-for-performance philosophy to both incentivize and reward Mr. Oyler by providing goals that are quantifiable with objective criteria. The Proposed PSU Grant to Mr. Oyler aims to closely align pay with Company performance and ultimately shareholder interests. Furthermore, the Compensation Committee believes that the Proposed PSU Grant to Mr. Oyler is market competitive, consistent with the Company’s remuneration policy and aligns with the purpose of the 2016 Plan.
If the independent shareholders’ approval is not obtained at the Annual Meeting, the Proposed PSU Grant to Mr. Oyler shall be replaced by a share option grant with the same grant date fair value.
Why We Need Shareholder Approval
We are seeking shareholder approval in order to comply with Chapter 14A of the HK Listing Rules. Mr. Oyler as a director is a connected person of the Company under Chapter 14A of the HK Listing Rules. As a result, the Proposed PSU Grant to Mr. Oyler and transactions contemplated therein constitute non-exempt connected transactions of the Company under Chapter 14A of the HK Listing Rules and are subject to reporting, announcement and the independent shareholders’ approval requirements.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 12 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding Mr. Oyler and his associates, who are required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 12 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR approval of the Proposed PSU Grant to Mr. Oyler and transactions contemplated therein.
94 :: BeiGene 2024 Proxy Statement

Proposal 13. Approval of the RSU Grants to Dr. Wang
The Company proposes an ordinary resolution at the Annual Meeting to approve the grant of RSUs with a grant date fair value of US$1,333,333 to Dr. Xiaodong Wang under the 2016 Plan. The grant date will be date of the Annual Meeting. The Proposed RSU Grant to Dr. Wang will be made under the following terms:
•
each of the RSU is granted for nil consideration;

•
each of the RSU granted represents the right to receive one ordinary share on the date it vests;

•
25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service; provided that the RSUs shall become fully vested for underlying shares upon death or disability; and

•
the number of shares under the RSUs will be calculated by dividing the grant value by the closing price of the ADSs on Nasdaq on the grant date as divided by 13.

The RSUs do not have performance targets or a clawback mechanism. The Compensation Committee believes that including a portion of time-based incentives in Dr. Wang’s compensation encourages him to focus on long-term Company performance and better aligns his interests with that of shareholders while promoting retention. Furthermore, the Compensation Committee believes that the Proposed RSU Grant to Dr. Wang without performance targets or a clawback mechanism is market competitive, consistent with the Company’s remuneration policy and aligns with the purpose of the 2016 Plan.
If the independent shareholders’ approval is not obtained at the Annual Meeting, the Proposed RSU Grant to Dr. Wang shall be replaced by a share option grant with the same grant date fair value.
Why We Need Shareholder Approval
We are seeking shareholder approval in order to comply with Chapter 14A of the HK Listing Rules. Dr. Wang as a director is a connected person of the Company under Chapter 14A of the HK Listing Rules. As a result, the Proposed RSU Grant to Dr. Wang and transactions contemplated therein constitute non-exempt connected transactions of the Company under Chapter 14A of the HK Listing Rules and are subject to reporting, announcement and the independent shareholders’ approval requirements.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 13 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding Dr. Wang and his associates, who are required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 13 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR approval of the Proposed RSU Grant to Dr. Wang and transactions contemplated therein.
BeiGene 2024 Proxy Statement :: 95

Proposal 14. Approval of the RSU Grants to the Independent Non-Executive Directors
The Company proposes an ordinary resolution at the Annual Meeting to approve the grant of RSUs with a grant date fair value of US$200,000 to each of the independent non-executive directors, Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders and Mr. Qingqing Yi, under the 2016 Plan. The grant date will be date of the Annual Meeting. The Proposed RSU Grants to these independent non-executive directors will be made under the following terms:
•
each of the RSUs is granted for nil consideration;

•
each of the RSUs granted represents the right to receive one ordinary share on the date it vests;

•
100% of the ordinary shares shall vest upon the earlier to occur of the first anniversary of the grant date or the date of the next annual general meeting of shareholders; provided, however, that all vesting shall cease if the director resigns from the Board of Directors or otherwise ceases to serve as a director other than as set forth below or the Board of Directors determines that the circumstances warrant continuation of vesting. Unvested RSUs shall accelerate in full upon (i) death, (ii) disability, (iii) termination of service in connection with a change of control of the Company, or (iv) upon a change of control of the Company if the director’s service continues and the awards are not assumed by the acquiror at the time of the change of control. Subject to specific terms and conditions designed for compliance with applicable tax and other regulations, a director generally may elect to defer settlement of their RSUs until six months following the date that the director ceases to serve as a director;

•
notwithstanding the above, the number of RSUs to be vested on the vesting date shall not cause the total number of shares held legally or beneficially by each of the independent non-executive directors, together with the total number of shares which may be issued to each of them or their nominee upon the exercise of any outstanding share options, convertible securities and other rights (whether contractual or otherwise) to call for the issue of shares, to exceed 1% of the total number of issued shares as of the vesting date after their vesting and issuance (the “1% threshold”);

•
if the number of RSUs to be vested on the vesting date would cause the total number of shares held legally or beneficially by each of the independent non-executive directors, together with the total number of shares which may be issued to each of them or their nominee upon the exercise of any outstanding share options, convertible securities and other rights (whether contractual or otherwise) to call for the issue of shares, to exceed the 1% threshold, the final number of RSUs to be vested on the vesting date shall be the maximum number of shares that may be issued to the relevant grantee while keeping their respective shareholding below the 1% threshold; and

•
the number of shares under the RSUs will be calculated by dividing the grant value by the closing price of the ADSs on Nasdaq on the grant date as divided by 13.

The RSUs do not have performance targets or a clawback mechanism. The Compensation Committee believes that including a portion of time-based incentives in director compensation, such as the Proposed RSU Grants to the independent non-executive directors, encourages directors to focus on long-term Company performance and better aligns the directors’ interests with that of shareholders while promoting retention. Furthermore, the Compensation Committee believes that the Proposed RSU Grants to the independent non-executive directors without performance targets or a clawback mechanism is market competitive, consistent with the Company’s remuneration policy and aligns with the purpose of the 2016 Plan.
If the independent shareholders’ approval is not obtained at the Annual Meeting, each of the Proposed RSU Grants to Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi shall be replaced by a share option grant with the same grant date fair value.
Why We Need Shareholder Approval
We are seeking shareholder approval in order to comply with Chapter 14A of the HK Listing Rules. Each of Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi as a director is a connected person of the Company under Chapter 14A of the HK Listing Rules. As a result, the Proposed RSU Grants to these independent non-executive directors and transactions contemplated therein constitute non-exempt connected transactions of the Company under Chapter 14A of the HK Listing Rules and are subject to reporting, announcement and the independent shareholders’ approval requirements.
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Proposal 14. Approval of the RSU Grants to the Independent Non-Executive Directors
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 14 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi and their respective associates, who are required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 14 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

The Board of Directors recommends that shareholders vote FOR approval of the Proposed RSU Grants to Dr. Brandicourt, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi and transactions contemplated therein.

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Proposal 15. Non-Binding, Advisory Vote on Executive Compensation
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are conducting a shareholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as a “say-on-pay” vote, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory and therefore not binding on the Board of Directors, the Compensation Committee, or our Company. Nevertheless, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.
As described in detail in the section of this Proxy Statement titled “Executive Compensation — Compensation Discussion and Analysis,” our executive compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success. The Board of Directors believes that our executive compensation program is well-tailored to retain and motivate key executives while recognizing the need to align the program with the interests of our shareholders and our “pay-for-performance” philosophy. We believe that philosophy is working given the Company’s performance in 2023, which is discussed in more detail in the “Executive Compensation — Compensation Discussion and Analysis” section. During 2023, we made significant progress on our business and operational goals, including the expansion of our commercial and clinical stage portfolio and our rapid global growth of revenue, among other things. We encourage our shareholders to read the “Executive Compensation — Compensation Discussion and Analysis” section as well as the table in the section below of this Proxy Statement titled “Executive Compensation —  Summary Compensation Table” and other related compensation tables and narrative disclosures in this Proxy Statement, which describe our executive compensation philosophy, programs, and practices and the 2023 compensation of our named executive officers.
We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers and our executive compensation philosophy, programs, and practices as described in this Proxy Statement.
Accordingly, we ask our shareholders to vote “FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as described in this Proxy Statement.
Vote Required and Board of Directors’ Recommendation
Advisory approval of Proposal 15 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 15 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote. The say-on-pay vote is advisory and therefore not binding on the Board of Directors, the Compensation Committee or our Company. However, the Board of Directors and the Compensation Committee value the opinion of our shareholders, and to the extent there is a significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
The Board of Directors recommends that shareholders vote FOR approval, on a non-binding, advisory basis, of the compensation of our named executive officers.
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Proposal 16. Non-Binding, Advisory Vote on the Frequency of Advisory Votes on Executive Compensation
Pursuant to the Dodd-Frank Act and Section 14A of the Exchange Act, we are also asking our shareholders to cast a non-binding, advisory vote regarding the frequency of future executive compensation advisory votes. Shareholders may vote for a frequency of every one, two, or three years, or they may choose to abstain from voting on this proposal.
Our Board of Directors intends to consider carefully the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board of Directors may decide that it is in the best interests of our shareholders and the Company to hold the advisory vote to approve executive compensation more or less frequently, but no less frequently than once every three years, as required by the Dodd-Frank Act. In the future, we will propose a non-binding, advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years as required by the Dodd-Frank Act.
After careful consideration, the Board of Directors believes that an executive compensation advisory vote should be held every year, and therefore our Board of Directors recommends that you vote for a frequency of every year for future executive compensation advisory votes. The Board of Directors believes that an annual executive compensation advisory vote will facilitate more direct shareholder input about executive compensation. An annual executive compensation advisory vote is consistent with our policy of reviewing our compensation program annually, as well as seeking regular input from our shareholders on corporate governance and executive compensation matters. Additionally, the administrative process of submitting a non-binding, advisory say-on-pay vote to shareholders on an annual basis is not expected to impose any substantial additional costs on our Company. We believe that an annual vote would be the best governance practice for our Company at this time.
Vote Required and Board of Directors’ Recommendation
For the reasons discussed above, the Board of Directors recommends that shareholders vote to hold the advisory vote on executive compensation every year. Shareholders are not voting, however, to approve or disapprove of this particular recommendation. The proxy card provides for four choices and shareholders are entitled to vote on whether the advisory vote on executive compensation should be held every one, two, or three years or to abstain from voting on this proposal.
Advisory approval of Proposal 16 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy. Broker non-votes and abstentions with respect to Proposal 16 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote. With respect to this proposal, if none of the frequency options (one year, two years or three years) receive a majority vote, we will consider the frequency that receives the highest number of votes cast by shareholders to be the frequency that has been recommended by shareholders. Proposal 16 is nonbinding. Because this vote is advisory and not binding on us or our Board of Directors, our Board of Directors may decide that it is in our and our shareholders’ best interests to hold a non-binding, advisory vote on executive compensation more or less frequently than the alternative approved by our shareholders. However, the Board of Directors does intend to take the results of the vote on this proposal into account in its decision regarding the frequency with which our Company submits say-on-pay proposals in the future.

The Board of Directors recommends that shareholders vote FOR approval, on a non-binding, advisory basis, of the holding of an advisory vote on the compensation of our named executive officers every year.

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Proposal 17. Approval of the Third Amended and Restated 2016 Share Option and Incentive Plan
Overview
Our Board of Directors believes that share-based incentive awards play an important role in our success by attracting, retaining and motivating our (and our subsidiaries’) employees, officers, non-employee directors and consultants upon whose judgement, initiative and efforts we largely depend for the successful conduct of our business. Our Board of Directors anticipates that providing such persons with a direct equity stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its shareholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with the Company.
On December 7, 2018, the Company’s shareholders approved the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”). In 2020 and 2022, the shareholders of the Company approved amendments to the 2016 Plan to increase the number of authorized shares available for issuance under the 2016 Plan in order to continue to provide incentive opportunities.
To comply with certain amendments of Chapter 17 of the HK Listing Rules and to further increase the number of authorized shares available for issuance under the 2016 Plan, our Board of Directors approved, subject to shareholder approval, the Third Amended and Restated 2016 Share Option and Incentive Plan (the “Amended 2016 Plan”). The Amended 2016 Plan increases the aggregate number of shares authorized for issuance under the 2016 Plan by 92,820,000 ordinary shares, or 6.8% of the Company’s outstanding shares as of March 31, 2024, from 283,323,772 ordinary shares to an overall total amount of 376,143,772 ordinary shares authorized over the life of the Amended 2016 Plan with 255,749,634 ordinary shares currently available (of which 36,894,454 shares were reserved and remained available for issuance and 126,035,180 shares were subject to outstanding equity awards as of March 31, 2024), subject to the conditions that the number of ordinary shares that may be issued under the Amended 2016 Plan and the Fourth Amended and Restated 2018 Employee Share Purchase Plan (to the extent approved by shareholders) (the “Amended 2018 ESPP”) shall not exceed 10% of the issued share capital as of the date of the shareholders’ resolution approving the Amended 2016 Plan and the Amended 2018 ESPP (the “Effective Date”), and such approved increase in the number of authorized shares available for issuance shall be reduced to the extent necessary such that the 10% limit is not exceeded. For HK Listing Rule mandate limits, the total number of ordinary shares outstanding was calculated to be 1,358,374,143 as of March 31, 2024. Under HK Listing Rules, for purposes of calculating the total number of ordinary shares outstanding to ascertain the scheme mandate limits, we exclude 1,150,226 ordinary shares issued to the Company’s depositary in exchange for a corresponding amount of ADSs for the purpose of ensuring that the ADSs are readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time. The additional ordinary shares to be issued under the Amended 2016 Plan are not subject to any specific allocation arrangement among the types of the equity awards and can be granted for share options, RSUs or other types of equity awards pursuant to the Amended 2016 Plan.
Scheme Mandate Limit
For the purpose of Chapter 17 of the HK Listing Rules, on the Effective Date, assuming no new equity awards are granted except for the equity awards proposed to be granted to the directors as set out in Proposals 11 to 14 and there is no other change to the issued share capital of the Company after March 31, 2024, the scheme mandate limit (as defined in Chapter 17 of the HK Listing Rules) for which the Company is seeking shareholders’ approval is comprised of  (i) 92,820,000 shares proposed to be added in the Amended 2016 Plan to be reserved and available for issuance for equity awards yet to be granted under the Amended 2016 Plan; (ii) 35,169,094 shares reserved and available for issuance for equity awards yet to be granted under the Amended 2016 Plan, which number takes into account as issued the Proposed Equity Grants set out in Proposals 11 to 14 at maximum vesting as of March 31, 2024; (iii) 5,070,000 shares proposed to be added in the Amended 2018 ESPP to be available for issuance pursuant to options to be granted under the Amended 2018 ESPP; and (iv) 919,678 shares available for future issuance pursuant to options to be granted under the Amended 2018 ESPP. If the Amended 2016 Plan and the Amended 2018 ESPP are approved by our shareholders, the Company will apply for approval from the Listing Committee for the listing of, and permission to deal in, the shares to be issued under the Scheme Mandate Limit.
Additional Information about the 2011 Plan, the 2016 Plan and the 2018 ESPP
The Company has obtained approval from the Listing Committee for the listing of, and permission to deal in, such shares which may be issued under the 2011 Plan, the 2016 Plan and the 2018 ESPP. From time to time, the Company issues and deposits a small portion of its ordinary shares to its depositary bank in exchange for a corresponding amount of ADSs for the purpose of settling the
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Proposal 17. Approval of the Third Amended and Restated 2016 Share Option and Incentive Plan
exercised and/or vested options and awards under the 2011 Plan, the 2016 Plan and the 2018 ESPP set out above. Further details about the utilization of the 2011 Plan, the 2016 Plan and the 2018 ESPP are set out below.
2011 Plan
For the avoidance of doubt, (i) no further options have been granted under the 2011 Plan since the existing 2016 Plan became effective on February 2, 2016; and (ii) any granted and unexercised options made under the 2011 Plan shall continue to be valid and exercisable in accordance with the terms of the grant and the 2011 Plan rules.
The overall limit on the number of underlying shares pursuant to the 2011 Plan is 43,560,432 shares. As of December 31, 2023 and March 31, 2024, the number of options outstanding under the 2011 Plan was 1,427,686 and 1,357,739, respectively.
2016 Plan
As of December 31, 2023, we have granted options, RSUs and restricted shares covering 298,925,722 ordinary shares under the 2016 Plan, of which 24,496,026 share options, 24,496,026 RSUs and 268,750 restricted shares have expired, terminated or forfeited, and of which 72,138,039 options have been exercised, 50,053,055 ordinary shares were issued upon settlement of vested RSUs and 806,250 restricted shares were vested. As of December 31, 2023, the number of options and RSUs outstanding under the 2016 Plan was 61,516,760 and 66,401,023, respectively, and there were 37,575,472 ordinary shares available for grant under the 2016 Plan, not including any shares that might in the future be added back to the shares available for issuance under the 2016 Plan as a result of forfeiture, cancelation, hold-back, reacquisition, expiration or other termination (other than by exercise), subject to specified conditions.
As of March 31, 2024, we have granted options, RSUs and restricted shares covering 301,963,592 ordinary shares under the 2016 Plan, of which 24,716,137 share options, 25,282,569 RSUs and 268,750 restricted shares have expired or terminated, and of which 72,977,540 options have been exercised, 51,777,167 ordinary shares were issued upon settlement of vested RSUs and 806,250 restricted shares were vested. The number of options and RSUs outstanding under the 2016 Plan as of March 31, 2024 was 60,637,471 and 65,397,709, respectively, and there were 36,894,454 ordinary shares available for grant under the 2016 Plan, not including any shares that might in the future be added back to the shares available for issuance under 2016 Plan as a result of forfeiture, cancelation, hold-back, reacquisition, expiration or other termination (other than by exercise), subject to specified conditions. A total of 126,035,180 ordinary shares were outstanding as of March 31, 2024. The weighted average exercise price of all share options outstanding as of March 31, 2024 under the 2016 Plan was US$11.15 (equivalent to US$144.97 per ADS). The weighted-average remaining life of all share options outstanding as of March 31, 2024 under the 2016 Plan was 5.82 years.
2018 ESPP
A maximum of 7,355,315 shares were authorized for purchase and issue under the 2018 ESPP. As of December 31, 2023 and March 31, 2024, 1,941,075 shares and 919,678 shares were available for purchase and issue under the 2018 ESPP, respectively.
Summary of the Material Features and Principal Terms of the Amended 2016 Plan
While our Board of Directors is aware of and has considered the potential dilutive effect of additional awards and option grants, it also recognizes the performance and motivational benefits of equity compensation and believes that the Amended 2016 Plan, including the increase in available shares contemplated by the Amended 2016 Plan, is consistent with our executive compensation philosophy and the compensatory practices of other companies in our peer group. Furthermore, since our Board of Directors and/or the Compensation Committee typically grants awards to employees that vest over a four-year period, employees must generally remain with our Company in order to reap the potential benefits of their awards.
The following is a summary of the material features and principal terms of the Amended 2016 Plan which is subject to the specific provisions contained in the full text of the Amended 2016 Plan set forth in Appendix A to this Proxy Statement and incorporated herein by reference.
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Purpose. The purpose of the Amended 2016 Plan is to encourage and enable our officers, employees, non-employee directors and consultants upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company

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Proposal 17. Approval of the Third Amended and Restated 2016 Share Option and Incentive Plan
will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
•
Broad-based eligibility for equity awards.

(a)
General eligibility. Grantees under the Amended 2016 Plan will be such full- or part-time officers and other employees, non-employee directors and consultants of the Company and its subsidiaries (the “Group”) as are selected from time to time by the administrator in its sole discretion.

(b)
Consultant eligibility. To be grantees under the Amended 2016 Plan, consultants must be persons who provide services to the Group on a continuing or recurring basis in its ordinary and usual course of business (including but not limited to services in research, development, manufacturing, commercial, medical affairs, business development, strategy and operations) which are in the interests of the long-term growth of the Group. For the avoidance of doubt, consultants exclude placing agents or financial advisers providing advisory services for fundraising, mergers or acquisitions for the Group, and also exclude professional service providers such as auditors or valuers who provide assurance or are required to perform their services with impartiality and objectivity for the Group.

To determine if a grantee is eligible to be a consultant, the administrator shall consider (i) the length (being the period of engagement or service), recurrences and regularity of such services; (ii) the type of services provided (such as services in research, development, manufacturing, commercial, medical affairs, business development, strategy and operations); (iii) the expertise, professional qualifications and industry experience of the Consultant; (iv) the quality of such services; (v) whether such services form part of or are directly ancillary to the businesses conducted by the Group; (vi) the remuneration packages of comparable listed peers for similar service providers based on available information in the industry; and (vii) the prevailing market fees chargeable by other services
The Board of Directors (including the independent non-executive directors of the Company), having considered the basis of the consultant eligibility above, are of the view that the consultants possess industry-specific knowledge or expertise or valuable experience or specialized skill or deep understanding or insight in the technology, business, financial or commercial areas of the Group and are valuable human resources to the Group who can provide consulting and advisory services to the Group on a continuing and recurring basis on areas relating to, or ancillary to, the Group’s principal business to help maintain or enhance the competitiveness of the Group. The Board of Directors (including the independent non-executive directors of the Company) consider the proposed categories of the consultants to be in line with industry norms and that the inclusion of the consultants as grantees of the Amended 2016 Plan will align the interests of the consultants with the interests of the Company and the shareholders, motivate the consultants to contribute to the Company’s growth, and strengthen consultants’ service commitment to the Company, and therefore serves the purposes of the Amended 2016 Plan.
•
Maximum number of shares. Including the 92,820,000 ordinary shares to be added in the Amended 2016 Plan, the maximum number of ordinary shares to be issued under the Amended 2016 Plan was 255,749,634 as of March 31, 2024 (of which 36,894,454 shares were reserved and remained available for issuance and 126,035,180 were subject to outstanding equity awards as of March 31, 2024, and 92,820,000 shares were reserved and remained available for issuance pursuant to the Amended 2016 Plan), plus such additional shares as may be carried over from the 2011 Option Plan (the “2011 Plan”) pursuant to the terms of the Amended 2016 Plan. Over the lifetime of the Amended 2016 Plan, a total of 376,143,772 ordinary shares will have been authorized. Notwithstanding the foregoing, in accordance with the HK Listing Rules and the terms of the Amended 2016 Plan, the maximum number of ordinary shares that may be issued under the Amended 2016 Plan and the Amended 2018 ESPP may not exceed 10% of the issued share capital as of the Effective Date. The Company will comply with the relevant requirements under Rule 17.03C of the HK Listing Rules in respect of any additional increase to the maximum number of shares reserved under the Amended 2016 Plan. As of March 31, 2024, for HK Listing Rule mandate limits, the total number of issued shares of the Company was calculated to be 1,358,374,143 ordinary shares. Under HK Listing Rules, for purposes of calculating the total number of ordinary shares outstanding to ascertain the scheme mandate limits, we exclude 1,150,226 ordinary shares issued to the Company’s depositary in exchange for a corresponding amount of ADSs for the purpose of ensuring that the ADSs are readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time. Upon the Effective Date, assuming no new equity awards are granted or no other change after March 31, 2024, the total number of shares to be reserved and to remain available for issuance for equity awards yet to be granted amounts to the sum of 36,894,454 shares under the Amended 2016 Plan and the additional 92,820,000 shares, equating to 129,714,454 shares. Assuming the total issued number of shares of the Company does not change after March 31, 2024, the total number of shares to be reserved and to remain available for issuance for equity awards yet to be granted under all the share schemes of the Company will be less than 10% of 1,358,374,143 shares. In any event, the Company will ensure that the number of ordinary shares that may be issued under the Amended 2016 Plan and the Amended 2018 ESPP shall not exceed 10% of the issued share capital as of the date of the shareholders’ resolution

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Proposal 17. Approval of the Third Amended and Restated 2016 Share Option and Incentive Plan
approving the Amended 2016 Plan, and the approved increase in number of authorized shares available for issuance shall be reduced to the extent necessary such that the 10% limit is not exceeded. In addition, unless otherwise approved by the Company’s shareholders in general meeting, shares underlying Awards granted to Consultants may not exceed 1.5% of the total issued and outstanding shares of the Company as of the Effective Date, being 20,375,612 shares (assuming there is no change to the total number of issued shares of the Company from March 31, 2024 until the Effective Date) (the “Consultant Sublimit”).
The Consultant Sublimit is determined based on the maximum possible number of new shares that the Company intends to grant to consultants and the Group’s historical practice of granting awards to similar consultants and our Company’s future business and development plan. The Board of Directors (including the independent non-executive directors of the Company) are of the view that the Consultant Sublimit is appropriate and reasonable given the nature of the Group’s business needs, and such limit provides the Group with flexibility to provide equity incentives (instead of expending cash resources in the form of monetary consideration) to reward and collaborate with persons who are not employees of the Group, but who may have exceptional expertise in their field or who may be able to provide valuable expertise and services to the Group, which is in line with the purpose of the Amended 2016 Plan. For the avoidance of doubt, the Consultant Sublimit is a sublimit within the overall 10% and only sets the maximum number of shares which may be issued for satisfying awards to be granted to consultants (if any); the Consultant Sublimit is not a separate pool of shares exclusively reserved for consultant grantees (if any).
•
Share option term and lapse. The term of each share option shall be fixed by the administrator, but no share option shall be exercisable more than ten years after the date the share option is granted. Any share option granted but not exercised by the end of its option term will automatically lapse.

•
Circumstances under which options will lapse or otherwise be terminated. Share options granted under the Amended 2016 Plan and the forms of award agreements used thereunder will generally lapse or otherwise be terminated in accordance with their terms in any the following circumstances: upon the earlier of the expiration date of the option or (i) in the case of the grantee being a consultant of the Company, upon the grantee’s ceasing to be a consultant of the Company for any unvested options and three months after cessation of service for any vested options; (ii) in the case of the grantee being a non-employee director, upon the grantee’s ceasing to be a non-employee director for any unvested options and three years after cessation of service for any vested options; or (iii) in the case of the grantee being an employee of the Company or a subsidiary, upon the grantee’s employment being terminated for cause or for any other reason for any unvested options, and for any vested options the date which is (x) 12 months following the employee’s death or disability, (y) the date of termination of employment, if for cause, and (z) unless otherwise determined by the administrator, three months following termination of employment for any other reason, each subject to accelerated vesting upon death or disability.

•
Flexibility in designing equity compensation schemes. The Amended 2016 Plan allows us to provide a broad array of equity incentives, including awards of share options, share appreciation rights, restricted shares, restricted share units, unrestricted shares, dividend equivalent rights, performance-based awards and cash-based awards. The Company will comply with the relevant requirements under Chapter 17 of the HK Listing Rules in respect of the equity incentives involving issuance of new Shares to be granted under the Amended 2016 Plan.

•
Maximum individual limit. There is no specific maximum entitlement for each grantee under the Amended 2016 Plan. Unless approved by the Company’s shareholders, in accordance with the HK Listing Rules and the terms of the Amended 2016 Plan, the total number of ordinary shares issued and to be issued upon the exercise of share options or other awards granted under the Amended 2016 Plan and any other plan of the Company to an individual grantee within any 12-month period shall not exceed 1% of the ordinary shares in issue at the date of any such grant. For the avoidance of doubt, the Company will comply with the relevant requirements under Rule 17.04 of the HK Listing Rules as necessary.

•
Vesting period. The administrator shall have the power and authority to determine the vesting period of any award (including share options), which shall not be less than 12 months, except that any award (including share options) granted to employees and non-employee directors may be subject to a shorter vesting period, including:

(a)
grants of a “make whole” award to a new employee or a non-employee director to replace awards or options such employee or non-employee director forfeited when leaving his/her previous employer;

(b)
grants of an option or award to an employee or a non-employee director whose employment or appointment is terminated due to death or disability or occurrence of any out of control event;

(c)
initial or annual grants of an option or award to a non-employee director, the vesting of which shall occur at the earlier of the first anniversary of the grant date or the date of the next annual general meeting of shareholders;

(d)
grants of an option or award which is subject to the fulfilment of performance targets as determined in the conditions of the grant;

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Proposal 17. Approval of the Third Amended and Restated 2016 Share Option and Incentive Plan
(e)
grants of an option or award, the timing of which is determined by administrative or compliance requirements not connected with the performance of the relevant employee or non-employee director, in which case the vesting period may be shorter to take account of the time from which the option or award would have been granted if not for such administrative or compliance requirements;

(f)
grants of an option or award with a mixed or accelerated vesting schedule; or

(g)
grants of an option or award with a total vesting and holding period of more than 12 months.

The Board of Directors and the Compensation Committee are of the view that the vesting period (including the circumstances in which a shorter vesting period may apply), as detailed above, enables the Company to offer competitive remuneration and reward packages to the grantees, on an ad hoc basis, in such circumstances that would be justified and reasonable, which is also consistent with the HK Listing Rules and the existing practice of the Company and peer companies in the Group’s industry. Providing annual grants to non-employee directors that may be subject to a shorter vesting period has been the past practice of the Company and is also consistent with peer companies in the Group’s industry. Accordingly, the above vesting period is considered appropriate and aligns with the purpose of the Amended 2016 Plan.
•
Limited vesting acceleration. Subject to limited exceptions, the Amended 2016 Plan provides that the vesting of awards may only be accelerated upon death, disability, retirement, termination of employment or a change in control (including a sale event).

•
Performance targets. The administrator shall have the power and authority to determine and modify from time to time and on a case-by-case basis the performance targets which may be stipulated in the terms of any award, including the method of assessing how such targets are satisfied. The performance targets may be based on transaction milestones, business and/or financial performance results, individual performance appraisal and/or contribution to the Group, and as evaluated by the Group over a specified evaluation period, and may vary among individual awards and grantees. Details of any such performance targets, criteria or conditions shall be set out in the award certificates.

The Board of Directors consider that it is not practicable to expressly set out a generic set of performance targets in the Amended 2016 Plan, since each grantee has a different position/role with respect to the Group and will contribute differently to the Group in both nature, duration and significance. The administrator will have regard to the purpose of the Amended 2016 Plan in making such determinations, with performance targets generally being in line with common key performance indicators in the industry of the Group, such as quantitative performance targets to be achieved, the grantee’s background/experience, qualitative contributions made or potentially to be made to the Group, and broader audit result trends, subject to amendments or adjustments as the administrator deem appropriate.
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Acceptance. The administrator shall have the power and authority to determine the amount (if any) payable on application or acceptance of an award and the period within which any such payments must be made, which amounts (if any) and periods shall be set out in the award certificate.

•
Repricing is not allowed. The exercise price of share options and share appreciation rights will not be decreased in any manner without shareholder approval.

•
Exercise price. Subject to the waiver from strict compliance with Rule 17.03E of the Listing Rules as described below, the exercise price of any share option grants under the Amended 2016 Plan shall be determined by the administrator at the time of grant but shall not be less than the higher of  (x) the fair market value of our ordinary shares on the close of business on the date such option is granted, based on the closing price of our ADSs on the Nasdaq, and (y) the average closing price of our ordinary shares over the preceding five trading days, based on the closing price of our ADSs on the Nasdaq.

Since the listing of the Company’s ADSs on the Nasdaq, it has been the Company’s practice to issue options exercisable into ADSs (which represents underlying ordinary shares) denominated in U.S. dollars under its equity plans and the Company will continue to issue options exercisable into ADSs under the Amended 2016 Plan, which is aligned with the purpose of the Amended 2016 Plan.
•
Shareholder approval is required for additional shares. Any additional increase to the maximum share reserve in the Amended 2016 Plan is subject to approval by our shareholders, allowing our shareholders the ability to have a say on our equity compensation programs.

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Proposal 17. Approval of the Third Amended and Restated 2016 Share Option and Incentive Plan
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Rights of a shareholder. The Amended 2016 Plan provides the Company with flexibility to use various equity-based incentive and other awards as compensation tools to motivate our workforce. These tools include share options, share appreciation rights, restricted shares, restricted share units, unrestricted shares, and dividend equivalent rights. Below are the two types of most commonly used tools:

(a)
Share options. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a share option and not as to unexercised share options. Accordingly, an optionee shall not have any voting rights, or rights to participate in any dividends or distributions (including those arising on a liquidation of the Company) declared or recommended or resolved to be paid to the shareholders on the register of members of the Company on a date prior to the name of such optionee being registered on such register.

(b)
Restricted share units. A grantee shall have the rights as a shareholder only as to shares acquired by the grantee upon settlement of restricted share units; provided, however, that the grantee may be credited with dividend equivalent rights with respect to the share units underlying his restricted share units, subject to the provisions of section 10 of the Amended 2016 Plan and such terms and conditions as the administrator may determine. Cash dividends, shares and any other property (other than cash) distributed as a dividend or otherwise with respect to any restricted share unit that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the restricted share units with respect to which such cash, share or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

•
No current dividends paid for unearned performance-based awards. Dividends or dividend equivalents payable in connection with performance-based awards are subject to the same restrictions and risk of forfeiture as the underlying award (noting that we currently do not pay dividends and do not anticipate doing so in the foreseeable future).

•
Changes in shares. Subject to section 3(e) of the Amended 2016 Plan, in the event any capitalization issue, rights issue, subdivision of shares, share split, consolidation of shares, reverse share split, or reduction of the share capital of the Company, the administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Amended 2016 Plan, (ii) the number of shares or other securities subject to any then outstanding awards under the Amended 2016 Plan, (iii) the repurchase price, if any, per share subject to each outstanding restricted share award, and (iv) the exercise price for each share subject to any then outstanding share options and share appreciation rights under the Amended 2016 Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of share options and share appreciation rights) as to which such share options and share appreciation rights remain exercisable. Any such adjustment made under the Amended 2016 Plan will be subject to applicable law and provisions of the HK Listing Rules (including but not limited to Rule 17.03(13) of the HK Listing Rules), and the adjustment by the administrator shall be final, binding and conclusive. No fractional shares shall be issued under the Amended 2016 Plan resulting from any such adjustment, but the administrator in its discretion may make a cash payment in lieu of fractional shares. With respect to options held by any grantee subject to U.S. income tax, any such adjustment shall be in compliance with Section 409A and 424 of the Internal Revenue Code, as amended (the “Code”).

•
Plan expiration. The Amended 2016 Plan will expire on April 13, 2030.

•
Termination. In the event that the Amend 2016 Plan is terminated while any share option or award remains outstanding and/or unexercised, the provisions of this Amend 2016 Plan shall remain in full force to the extent necessary to give effect to the exercise of any such share option.

•
Transferability of awards. During a grantee’s lifetime, his or her awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation of this section shall be null and void. Notwithstanding the foregoing and subject to applicable rules of HKEx, the administrator, in its discretion, may permit either in the award certificate for a given award or by subsequent written approval the grantee to transfer non-qualified share options to the grantee’s immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Amended 2016 Plan and the applicable award. In no event may an award be transferred by a grantee for value. In the event of any transfer of awards, the Company will comply with the applicable provisions of Chapter 17 of the HK Listing Rules (including applying to the Hong Kong Stock Exchange for a waiver) before such transfer of awards.

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Proposal 17. Approval of the Third Amended and Restated 2016 Share Option and Incentive Plan
•
Amendment. The Board of Directors may, at any time, amend or discontinue the Amended 2016 Plan and the administrator may, at any time, amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding award without the holder’s consent. To the extent required under the rules of any securities exchange or market system on which the shares are listed, amendments to the Amended 2016 Plan shall be subject to approval by the Company’s shareholders entitled to vote at a meeting of shareholders.

•
Clawback Policy. The Company has adopted a compensation recovery policy (the “Clawback Policy”) which sets forth the circumstances and procedures under which the Company can recover compensation from specified grantees that has been granted, earned or vested based on attainment of any financial reporting measure. Awards under the Amended 2016 Plan shall be subject to the Clawback Policy, as in effect from time to time, which may allow the Company to recover remuneration (which may include any share options or awards granted) to grantee in the event of a material misstatement in the Company’s financial statements, related intentional misconduct or other circumstances as described in the Clawback Policy.

The Board of Directors are of the view that the above clawback mechanism enables the Company to clawback awards (or the award shares underlying such awards) received by the specified grantees in the event of, for example, a material misstatement in the Company’s financial statements or related intentional misconduct. In these circumstances, the Company would not consider it in the Company or shareholders’ best interests to incentivize them with proprietary interests of the Company under the Amended 2016 Plan, nor would the Company consider such grantees benefiting under the Amended 2016 Plan to align with the purpose of the Amended 2016 Plan. As such, the Company considers this clawback mechanism appropriate and reasonable.
Based solely on the closing price of our ADSs as reported by Nasdaq on March 31, 2024 and the maximum number of ordinary shares that would have been available for future awards under the Amended 2016 Plan as of such date, taking into account the proposed increase described herein, the maximum aggregate market value of the ordinary shares that could potentially be issued under the Amended 2016 Plan is US$1,560,464,882. The ordinary shares underlying any awards under the Amended 2016 Plan or the 2011 Plan that are forfeited, cancelled, held back upon exercise or settlement to satisfy the exercise price or tax withholding, reacquired prior to vesting, or are otherwise terminated (other than by exercise) are added back to the ordinary shares available for issuance under the Amended 2016 Plan.
Waiver from strict compliance with Rule 17.03E of the HK Listing Rules regarding exercise price of options to be granted pursuant to the Amended 2016 Plan
Rule 17.03E of the HK Listing Rules states that the exercise price of an option must be at least the higher of: (i) the closing price of the shares as stated in HKEx’s daily quotations sheet on the date of grant, which must be a business day; and (ii) the average closing price of the shares as stated in the HKEx’s daily quotations sheets for the five business days immediately preceding the date of grant.
Since the listing of the Company’s ADSs on the Nasdaq, it has been the Company’s practice to issue options exercisable into ADSs (which represents underlying ordinary shares) denominated in U.S. dollars under its equity plans and the Company will continue to issue options exercisable into ADSs under the Amended 2016 Plan. By definition, ADSs are denominated in U.S. dollars, and the exercise price for options with respect to ADSs will necessarily be presented in U.S. dollars.
On the basis that: (i) the method for determining the exercise price of options covering ADSs replicates the requirement in Rule 17.03E of the HK Listing Rules; (ii) the majority of the trading volume in the Company’s securities has been on the Nasdaq, (iii) it has been the Company’s practice to issue options over ADSs with exercise prices that are denominated in US dollars; and (iv) it would be impracticable for the Company to strictly comply with Rule 17.03E of the HK Listing Rules, the Company has applied for, and the HKEx has granted, a waiver from strict compliance with Rule 17.03E of the HK Listing Rules such that the Company will be able to determine the exercise price for options to be granted under its share schemes based on the higher of: (i) the per-share closing price of the Company’s ADSs on the Nasdaq on the date of grant, which must be a Nasdaq trading day; and (ii) the average per-share closing price of the Company’s ADSs on the Nasdaq for the five Nasdaq trading days immediately preceding the date of grant, on the condition that the Company shall not issue any share options with an exercise price denominated in Hong Kong dollars unless such exercise price complies with Rule 17.03E of the HK Listing Rules.
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Proposal 17. Approval of the Third Amended and Restated 2016 Share Option and Incentive Plan
Rationale for Share Increase
Our equity incentive program is broad-based and equity incentive awards are also an important component of our executive and non-executive employees’ compensation. We operate in an industry and in geographies where there is an incredibly competitive market for the hiring and retention of a talented workforce, which we believe is critical for our success. The Compensation Committee and the Board of Directors believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success. The share increase contemplated by the Amended 2016 Plan is critical to our ongoing effort to build shareholder value. We currently anticipate that we may exhaust all of the shares available for issuance under our 2016 Plan shortly after the 2024 annual general meeting of shareholders if the Amended 2016 Plan is not approved.
We attempt to manage our long-term shareholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee carefully monitors our annual net burn rate, total dilution, and equity expense in order to maximize shareholder value by granting only the appropriate number of equity incentive awards that it believes is necessary to attract, reward, and retain employees. Our “burn rate”, as detailed below, has been higher than some of our peers in recent years due to the tremendous growth in our employee workforce, which increased from approximately 3,300 employees at the beginning of 2020 to approximately 10,708 employees as of March 31, 2024. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. By doing so, we link employee interests with shareholder interests throughout the organization and motivate our employees to act as owners of the business.
Employee Growth
Since the beginning of 2022, our employee workforce has increased by approximately 33.3%, from approximately 8,033 employees at January 1, 2022 to approximately 10,708 employees as of March 31, 2024. Given that we grant equity awards to substantially all of our employees, this has stressed the availability of shares under our equity plans. The following table sets forth the increase in the number of employees for each of the last two fiscal years:
	2023	2022
Number of Employees (beginning of year)	9,212	8,033
Number of Employees (end of year)	10,473	9,212
Total Number of New Employees (net)	1,261	1,179
Percentage Increase	13.69%	14.68%
Burn Rate
The following table sets forth information regarding historical awards granted and earned for the 2023 and 2022 period, and the corresponding burn rate, which is defined as the number of shares subject to certain equity-based awards granted in a year divided by the weighted-average ordinary shares outstanding for that year, for each of the last two fiscal years:
	2023	2022
Share Options Granted	9,817,925	12,516,816
Time-Based Full Value Shares and Units Granted	34,573,994	38,707,669
Total Awards Granted(1)	44,391,919	51,224,485
Weighted-Average Ordinary Shares Outstanding During the Fiscal Year	1,357,034,547	1,340,729,572
Annual Burn Rate	3.3%	3.8%
Two-Year Average Burn Rate	3.5%
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Proposal 17. Approval of the Third Amended and Restated 2016 Share Option and Incentive Plan
(1)
Total Awards Granted represents the sum of Share Options Granted and Time-Based Full-Value Shares and Units Granted.

If the request to increase the share reserve by an additional 92,820,000 ordinary shares is approved by shareholders, we will have approximately 129,714,454 ordinary shares available for grant after the Annual Meeting, which is based on 36,894,454 ordinary shares available for grant under the 2016 Plan on March 31, 2024 and the 92,820,000 ordinary shares subject to this proposal. The Compensation Committee determined the size of the requested share increase based on projected equity awards to anticipated new hires, projected annual equity awards in 2024 to existing employees, and an assessment of the magnitude of increase that our shareholders would likely find acceptable. We anticipate that if our request to increase the share reserve is approved by shareholders, it will be sufficient to provide equity incentives to attract, retain and motivate our employees through 2026, although it is possible that we will exhaust the share pool sooner if we continue to expand our workforce to support our growing business at a rate higher than we currently expect.
Summary of the Amended 2016 Plan
The ordinary shares we issue pursuant to awards granted under the Amended 2016 Plan are authorized but unissued ordinary shares or ordinary shares that we reacquire. The ordinary shares underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of ordinary shares, or are otherwise terminated (other than by exercise) under the Amended 2016 Plan (including any grants made prior to the Effective Date) and the 2011 Plan will be added back to the ordinary shares available for issuance under the Amended 2016 Plan; provided that (i) the shares reserved and remaining available for issuance under the Amended 2016 Plan and the Amended 2018 ESPP shall not exceed 10% of the issued share capital of the Company as of the Effective Date, (ii) if the Company cancels an option and issues a new option to the same grantee, the issue of such new option shall be made only to the extent that shares are reserved and available for issuance excluding the cancelled option, and (iii) notwithstanding the foregoing, no shares underlying any options granted under the Amended 2016 Plan or the 2011 Plan (including any grants made prior to the Effective Date) shall be added back to the shares available for issuance under the Amended 2016 Plan unless such options have lapsed or otherwise been terminated in accordance with the terms of the Amended 2016 Plan or the 2011 Plan. For HK Listing Rule mandate limits, the total number of ordinary shares outstanding was calculated to be 1,358,374,143 as of March 31, 2024. Under HK Listing Rules, for purposes of calculating the total number of ordinary shares outstanding to ascertain the scheme mandate limits, we exclude 1,150,226 ordinary shares issued to the Company’s depositary in exchange for a corresponding amount of ADSs for the purpose of ensuring that the ADSs are readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time.
The Amended 2016 Plan is administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to grantees, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended 2016 Plan. Full and part-time officers, employees, non-employee directors and other key persons (including consultants) as selected from time to time by the Compensation Committee are eligible to participate in the Amended 2016 Plan. As of March 31, 2024, approximately 10,720 individuals were eligible to participate in the Amended 2016 Plan, which included five executive officers, 10,702 employees who are not executive officers, nine non-employee directors and four consultants. The Compensation Committee may delegate to the chairman of the Compensation Committee all or part of the Compensation Committee’s authority and duties with respect to granting awards and to our Chief Executive Officer or Chief Financial Officer the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.
The Amended 2016 Plan permits the granting of options to purchase ordinary shares that are not intended to qualify as incentive share options under Section 422 of the Code. The exercise price of each share option will be determined by the Compensation Committee but may not be less than the higher of   (i) the fair market value of our ordinary shares on the date of grant and (ii) the average fair market value of the ordinary shares for the five business days immediately preceding the date of grant, each as determined by reference to the closing price of our ADSs on the Nasdaq. The term of each share option will be fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised.
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Proposal 17. Approval of the Third Amended and Restated 2016 Share Option and Incentive Plan
The Compensation Committee may award share appreciation rights subject to such conditions and restrictions as it may determine. Share appreciation rights entitle the recipient to ordinary shares, or cash, equal to the value of the appreciation in our share price over the exercise price. The exercise price of each share appreciation right may not be less than 100% of fair market value of the shares on the date of grant to a grantee who is subject to U.S. tax.
The Compensation Committee may award restricted shares or restricted share units to grantees subject to such conditions and restrictions as it may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment or service with us through a specified vesting period. The Compensation Committee may also grant ordinary shares that are free from any restrictions under the Amended 2016 Plan. Unrestricted ordinary shares may be granted to grantees in recognition of past services or for other valid consideration and may be issued in lieu of cash compensation due to such grantee.
The Compensation Committee may grant dividend equivalent rights to grantees that entitle the recipient to receive credits for dividends that would be paid if the recipient held a specified number of ordinary shares.
The Amended 2016 Plan provides that, upon the effectiveness, of a “sale event,” as defined in the Amended 2016 Plan, the successor entity may assume, continue or substitute for outstanding awards, as appropriately adjusted. To the extent that awards are not assumed or continued or substituted by the successor entity, all awards granted under the Amended 2016 Plan shall terminate. In connection with such termination, all options and share appreciation rights shall become fully exercisable and all other awards with time-based vesting conditions will become fully vested and all awards with performance conditions may become fully vested in the administrator’s discretion or to the extent set forth in the relevant award certificate. In addition, in connection with the termination of the Amended 2016 Plan upon a sale event, we may make or provide for a cash payment to grantees holding options and share appreciation rights, equal to the difference between the per share cash consideration payable to shareholders in the sale event and the exercise price of the options or share appreciation rights and we may make or provide for a similar payment to grantees under other awards.
The Board of Directors may amend or discontinue the Amended 2016 Plan and the Compensation Committee may amend or cancel outstanding awards for purposes of satisfying changes in law or any other lawful purpose, but no such action may adversely affect rights under an award without the holder’s consent. Certain amendments to the Amended 2016 Plan, such as any increase to the number of ordinary shares that may be made available for awards, may require the approval of our shareholders.
The Board of Directors approved the Amended 2016 Plan on April 15, 2024, and the Amended 2016 Plan shall be effective on the date it is approved by shareholders. No awards may be granted under the 2016 Plan after April 13, 2030. If the Amended 2016 Plan is not approved by shareholders, the 2016 Plan will continue in effect until it expires, and awards may be granted thereunder, in accordance with its terms.
New Plan Benefits
Because the grant of awards under the Amended 2016 Plan is within the discretion of the Compensation Committee, we cannot determine the dollar value or number of ordinary shares that will in the future be received by or allocated to any participant in the Amended 2016 Plan, except as set forth below. The following table sets forth the awards to be granted under the Amended 2016 Plan, to the extent currently determinable, to the extent shareholder approval is obtained at the Annual Meeting:
	Share Awards (RSUs/PSUs)		Options
Name and Position	Dollar Value (US$)	Number of Ordinary Shares	Dollar Value (US$)	Number of Ordinary Shares
John V. Oyler, Co-Founder, Chairman and Chief Executive Officer	$12,000,000	(1)	$6,000,000	(1)
Dr. Xiaobin Wu, President, Chief Operating Officer and General Manager of China	—	—	—	—
Julia Wang, Chief Financial Officer	—	—	—	—
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Proposal 17. Approval of the Third Amended and Restated 2016 Share Option and Incentive Plan
	Share Awards (RSUs/PSUs)		Options
Name and Position	Dollar Value (US$)	Number of Ordinary Shares	Dollar Value (US$)	Number of Ordinary Shares
Dr. Lai Wang, Global Head of R&D	—	—	—	—
Chan Lee, Senior Vice President, General Counsel and Assistant Secretary	—	—	—	—
All current executive officers, as a group	$12,000,000	(1)	$6,000,000	(1)
All current non-employee directors, as a group	$1,800,000	(1)	$1,800,000	(1)
All employees who are not executive officers, as a group	$1,333,333	(1)	$2,666,667	(1)

(1)
The number of shares will be awarded based on the closing price per ADS of the Company on Nasdaq on the grant date.

Equity Compensation Plan Information
The following table contains information about our equity compensation plans as of December 31, 2023.
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#Ordinary Shares)		Weighted-average Exercise Price of Outstanding Option, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (#Ordinary Shares)
Equity compensation plans approved by security holders	127,917,783	(2)	US$11.36	39,516,547	(3)
Equity compensation plans not approved by security holders	16,628,353	(4)	US$0.55	—
Total	144,546,136		—	39,516,547

(1)
Since RSUs do not have any exercise price, such units are not included in the weighted average exercise price calculations.

(2)
Reflects shares to be issued pursuant to outstanding awards under the 2016 Plan.

(3)
As of December 31, 2023, 37,575,472 ordinary shares were available for grant under the 2016 Plan and 1,941,075 ordinary shares were available for grant under the Second Amended and Restated 2018 Employee Share Purchase Plan (the “2018 ESPP”). As of December 31, 2023, 1,941,075 ordinary shares remained available for issuance under the 2018 ESPP and the number of shares issuable with respect to the then current offering period which ended February 29, 2024 was not determinable until the end of the period. In March 2024, 1,021,397 ordinary shares were issued under the 2018 ESPP for the offering period ended on February 29, 2024. The number of ordinary shares reserved for issuance under the 2016 Plan will be increased from time to time by the number of ordinary shares underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of any award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of ordinary shares, expire or otherwise terminated (other than by exercise) under the 2011 Plan and 2016 Plan, subject to specified conditions.

(4)
Reflects (i) 1,427,686 ordinary shares to be issued pursuant to outstanding options under our 2011 Plan and (ii) 15,200,667 ordinary shares to be issued pursuant to outstanding options granted outside of our equity incentive plans prior to our initial public offering on Nasdaq.

Please see Note 15 to our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 26, 2024 for additional information regarding the 2011 Plan, the 2016 Plan and the 2018 ESPP.
Additional ordinary shares and/or ADSs are issued from time to time to settle the vesting of restricted share units and the exercise of share options. In connection with the upcoming vesting of equity grants including the annual equity grants in June, we expect that a large number of additional shares will be issued in the near future in connection therewith.
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Proposal 17. Approval of the Third Amended and Restated 2016 Share Option and Incentive Plan
Tax Aspects Under the U.S. Code
The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the 2016 Plan. It describes the consequences based on U.S. federal laws in effect as of the date of mailing of this proxy statement. This summary does not describe all U.S. federal tax consequences under the Amended 2016 Plan, nor does it describe foreign, state or local tax consequences.
Share Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the ordinary shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the ordinary shares have been held. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2016 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.
Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on Deductions. Under Section 162(m) of the Code, assuming that such section were applicable, the Company’s deduction for certain awards under the 2016 Plan may be limited to the extent that any “covered employee” (within the meaning of Section 162(m) of the Code) receives compensation in excess of US$1 million a year.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 17(a) and Proposal 17(b) each requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 17(a) or Proposal 17(b) will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote. The ordinary resolution in Proposal 17(a) is not conditional upon the passing of the ordinary resolution in Proposal 17(b), but the ordinary resolution in Proposal 17(b) is conditional upon the passing of the ordinary resolution in Proposal 17(a). In the event that the ordinary resolution in Proposal 17(a) is passed but the ordinary resolution in Proposal 17(b) is not passed, the Company will adopt the Third Amended and Restated 2016 Share Option and Incentive Plan but the Directors shall alter the Third Amended and Restated 2016 Share Option and Incentive Plan to remove references to the grant of awards to consultants. In the event that the ordinary resolution in Proposal 17(b) is passed but the ordinary resolution in Proposal 17(a) is not passed, the Third Amended and Restated 2016 Share Option and Incentive Plan will not be adopted.

The Board of Directors recommends that shareholders vote FOR (a) the approval of the Third Amended and Restated 2016 Share Option and Incentive Plan and (b) conditional upon the passing of  (a), the approval of the consultant sublimit set out therein.

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Proposal 18. Approval of the Fourth Amended and Restated 2018 Employee Share Purchase Plan
General
In June 2018, the shareholders of the Company approved the 2018 Employee Share Purchase Plan (the “2018 ESPP”). Initially 3,500,000 ordinary shares of the Company were reserved for issuance under the 2018 ESPP. In August 2018, in connection with the Company’s listing on the Hong Kong Stock Exchange, the Board of Directors approved an amended and restated ESPP to remove an “evergreen” share replenishment provision originally included in the plan and implement other changes required by the HK Listing Rules. In December 2018, the shareholders of the Company approved a second amended and restated 2018 ESPP to increase the number of shares authorized for issuance by 3,855,315 ordinary shares to 7,355,315 ordinary shares. In June 2019, the Board of Directors adopted an amendment to revise the eligibility criteria for enrollment in the plan. In June 2021, the Board of Directors adopted the Third Amended and Restated 2018 ESPP to include some technical amendments under U.S. tax rules and to consolidate the changes in the prior amendment, effective as of September 1, 2021.
The Amended 2018 ESPP is a discretionary employee share purchase scheme and does not, and did not, constitute a share option scheme under the Chapter 17 of the Listing Rules in effect prior to January 1, 2023 or the current Chapter 17 of the HK Listing Rules. The Company considers that the Amended 2018 ESPP constitutes a share award scheme under Chapter 17 of the HK Listing Rules and will comply with the relevant provisions of Chapter 17 of the HK Listing Rules accordingly. On April 15, 2024, the Board of Directors approved the fourth amended and restated 2018 ESPP (the “Amended 2018 ESPP”) to increase the maximum number of ordinary shares that will be made available for sale thereunder by 5,070,000 shares, or 0.37% of our outstanding shares as of March 31, 2024 and to comply with certain amendments to Chapter 17 of the HK Listing Rules. As of March 31, 2024, 919,678 ordinary shares remained available for future issuance under the 2018 ESPP.
The Amended 2018 ESPP allows eligible employees to purchase our ordinary shares (including in the form of ADSs) at a 15% discount to the market price of our ordinary shares or ADSs. Employees purchase our ordinary shares or ADSs at the end of an offering period using funds deducted from their payroll during the offering period. The Amended 2018 ESPP is an important component of the benefits package that we offer to our employees. We believe that it is a key factor in retaining existing employees, recruiting and retaining new employees and aligning and increasing the interest of all employees in our success.
Our Board of Directors believes it is in the best interest of the Company and our shareholders that the Amended 2018 ESPP be approved. If the Amended 2018 ESPP is not approved by shareholders, it is possible that we would need to terminate the 2018 ESPP if additional shares are not authorized by shareholders prior to exhausting the current authorization.
If the Amended 2018 ESPP is approved by our shareholders, the Company will make an application to the HKEx for the listing of the additional shares that will be issued under the Amended 2018 ESPP.
The following summary of certain major features of the Amended 2018 ESPP is subject to the specific provisions contained in the full text of the Amended 2018 ESPP set forth in Appendix B to this Proxy Statement and is incorporated herein by reference.
Summary of the Amended 2018 ESPP
Purpose. The purpose of the Amended 2018 ESPP is to provide the participants with opportunities to purchase shares either in the form of ordinary shares or ADSs.
Administration. The Amended 2018 ESPP is administered under the direction of the Compensation Committee, which has authority to interpret the provisions of the Amended 2018 ESPP and to make all other determinations necessary or advisable in administering it.
Scheme mandate limit. The maximum number of shares which may be issued pursuant to all options to be granted under the Amended 2018 ESPP shall be 5,989,678 shares, being approximately 0.44% of the issued share capital of the Company on the effective date. Over the lifetime of the Amended 2018 ESPP, a total of 12,425,315 ordinary shares have been authorized. The Company will ensure that the number of ordinary shares that may be issued under the Amended 2016 Plan and the Amended 2018 ESPP shall not exceed 10% of the issued share capital as of the date of the shareholders’ resolution approving the Amended 2018 ESPP. The Company will comply with the relevant requirements under Rule 17.03C of the HK Listing Rules in respect of any additional increase to the maximum number of shares reserved under the Amended 2018 ESPP.
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Proposal 18. Approval of the Fourth Amended and Restated 2018 Employee Share Purchase Plan
Eligibility. All employees of the Company and participating subsidiaries who are employed as of the beginning of each offering period are eligible to participate in the Amended 2018 ESPP, other than employees who would own 5% or more of the voting power of our ordinary shares after exercising their rights to purchase shares under the Amended 2018 ESPP. As of March 31, 2024, approximately 10,522 employees would have been eligible to participate in the Amended 2018 ESPP. For the avoidance of doubt, the Company will comply with the relevant requirements under Rule 17.04 of the HK Listing Rules as necessary.
Participation. To participate in the Amended 2018 ESPP, an eligible employee submits an enrollment form to the Company before the offering date, which (a) authorizes payroll deductions in an amount not less than 1% nor greater than 10% of his or her after-tax compensation (i.e., gross cash compensation, including regular base pay (including overtime pay and commissions, to the extent determined by the Compensation Committee), but excluding incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gain on the exercise of share options, and similar items) for each full payroll period in the offering period, (b) authorizes the purchase of shares in each offering in accordance with the terms of the plan, (c) specifies the exact name or names in which shares purchased for such individual are to be issued, and (d) provides such other terms as required by the Company. To ensure that U.S. Internal Revenue Service share limitations are not exceeded, no individual participant may be granted the right under the Amended 2018 ESPP to purchase ordinary shares (including in the form of ADSs) that accrues at a rate which exceeds US$25,000 of fair market value of such shares for any calendar year, determined as of the grant date.
Purchases. Eligible employees enroll in an offering period (which generally will begin on each March 1 and September 1 and last for six months unless otherwise determined by our Compensation Committee in advance) during the open enrollment period prior to the start of that offering period. For the purpose of Chapter 17 of the HK Listing Rules, the offering period is considered to be the vesting period.
The Board of Directors and the Compensation Committee are of the view that the offering period detailed above provides an opportunity for employees to acquire an ownership interest in the Company, encouraging them to remain in the Company’s employment and more closely aligning their interests with those of Shareholders. Such shorter vesting period arrangement is justified and reasonable taking into account that such flexible compensation package provides employees with an opportunity to acquire an equity interest in the Company at a favorable price with cash from their own payroll. Such arrangement is also consistent with the existing practice of the Company and peer companies in the Group’s industry in respect of discretionary employee share purchase schemes. Accordingly, the above vesting period is considered appropriate and aligns with the purpose of the Amended 2018 ESPP.
Shares are purchased at a price equal to 85% of the fair market value of our ordinary shares on either the first business day of the offering period or the last business day of the offering period, whichever is lower. The closing price of our ADSs on April 19, 2024, as quoted on the Nasdaq was US$129.52 per ADS, or US$9.96 per ordinary share.
Performance targets. Participation of the Amended 2018 ESPP shall not otherwise be subject to any minimum performance targets.
Optionees not shareholders. Neither the granting of an option to a participant nor the deductions from his or her pay shall constitute such participant a holder of the shares covered by an option under the Amended 2018 ESPP until such shares have been purchased by and issued to him or her. Accordingly, participants shall not have any voting rights, or rights to participate in any dividends or distributions (including those arising on a liquidation of the Company) declared or recommended or resolved to be paid to the shareholders on the register on a date prior to such shares having been purchased by and issued to him or her.
Lapse of options. Any option granted but not exercised by the end of an offering will automatically lapse. In the event that the Amended 2018 ESPP is terminated while any option remains outstanding and unexercised, then any such options shall lapse.
Participation adjustment. If the number of unsold shares that are available for purchase under the Amended 2018 ESPP is insufficient to permit exercise of all rights deemed exercised by all participating employees, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately.
Adjustment in case of changes affecting shares. In the event of a capitalization issue, rights issue, subdivision of shares, share split, consolidation of shares, reverse share split, or reduction of the share capital of the Company, the number of shares approved for the Amended 2018 ESPP and the share limitation set forth in the Amended 2018 ESPP shall be equitably or proportionately adjusted to give proper effect to such event. Any such adjustment under the Amended 2018 ESPP will be made in accordance with Rule 17.03(13) of the HK Listing Rules.
BeiGene 2024 Proxy Statement :: 113

Proposal 18. Approval of the Fourth Amended and Restated 2018 Employee Share Purchase Plan
Rights not transferable. Rights under the Amended 2018 ESPP are not transferable by a participant other than by will or the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. In the event of any transfer of options, the Company will comply with the applicable provisions of Chapter 17 of the HK Listing Rules (including applying to the Hong Kong Stock Exchange for a waiver) before such transfer of options.
Amendment. Our Board of Directors may amend the Amended 2018 ESPP at any time and in any respect provided that the terms of the Amended 2018 ESPP or options so altered must comply with the applicable rules of any stock exchange on which the shares are listed. However, without the approval of our shareholders, no amendment may (i) increase the number of ordinary shares that may be issued under the Amended 2018 ESPP, (ii) make any other change that would require shareholder approval in order for the 423 component of the plan to qualify as an “employee stock purchase plan” under Section 423(b) of the Internal Revenue Code, or (iii) make any other material changes that would require shareholder approval in order to comply with applicable rules of any stock exchange on which the shares are listed.
Term. The Amended 2018 ESPP shall take effect on the Effective Date and shall remain in effect until December 7, 2028 unless terminated earlier by the Board of Directors.
Termination. Our Board of Directors may terminate the Amended 2018 ESPP at any time and for any reason or for no reason. Upon termination of the Amended 2018 ESPP, all amounts in the accounts of participants shall be promptly refunded.
Clawback Policy. Options under the Amended 2018 ESPP shall be subject to the Company’s clawback policy, as in effect from time to time, which may allow the Company to recover remuneration (which may include any options granted) to a participant in the event of a material misstatement in the Company’s financial statements, related intentional misconduct or other circumstances as described in the clawback policy.
The Board of Directors consider that the proposed terms relating to the scope of eligible participants, the offering period (which is considered to be the vesting period for the purpose of HK Listing Rules), the performance targets, the purchase price and Clawback Policy are in line with the purpose of the Amended 2018 ESPP as it provide our employees with the opportunity to acquire an ownership interest in the Company and incentivize our employees to maintain long-term relationship with the Company, aligning their interests with the Company and its shareholders.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 18 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 18 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the Fourth Amended and Restated 2018 Employee Share Purchase Plan.
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Proposal 19. Adjournment Proposal
General
If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve any one or more of Proposals 1 through 18, the chairman of the meeting may move to adjourn the Annual Meeting at that time in order to enable the Board of Directors to solicit additional proxies in favor of such proposal(s).
In the Adjournment Proposal, we are asking our shareholders to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of adjourning the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve any one or more of Proposals 1 through 18. If our shareholders approve this proposal, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our shareholders that have previously voted. Among other things, approval of the Adjournment Proposal could mean that, even if we receive proxies representing a sufficient number of votes to defeat any of Proposals 1 through 18, we could adjourn the Annual Meeting without a vote on such proposal(s) and seek to convince our shareholders to change their votes in favor of such proposal(s).
If it is necessary to adjourn the Annual Meeting, no notice of the adjournment or the business to be transacted at the adjourned meeting is required to be given to our shareholders, so long as the meeting is adjourned for less than 14 days. At the adjourned meeting, no business shall be transacted other than the business left unfinished at the meeting from which the adjournment took place.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 19 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 19 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the Adjournment Proposal, if necessary, to solicit additional proxies.
BeiGene 2024 Proxy Statement :: 115

Transaction of Other Business
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting as of the date of this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the person(s) named in the accompanying proxy intend to vote on such matters in accordance with their best judgment.
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Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information known to us regarding beneficial ownership of our share capital as of April 19, 2024 by:
•
each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•
each of our named executive officers;

•
each of our directors; and

•
all of our current executive officers and directors as a group.

Beneficial ownership set forth below is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities, except as otherwise provided. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them.
The table lists applicable ownership based on 1,359,524,369 ordinary shares outstanding as of April 19, 2024 and also lists applicable percentage ownership. Any options to purchase ordinary shares that are exercisable and restricted share units (“RSUs”) that will vest within 60 days of April 19, 2024 are deemed to be beneficially owned by the persons holding these options and RSUs for the purpose of computing percentage ownership of such persons, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Beneficial ownership representing less than 1% is denoted with an asterisk (*).
Unless otherwise noted below, the address of each person listed on the table is: c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.
Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares Beneficially Owned
5% or Greater Shareholders
Amgen Inc.(1)	246,269,426	18.11%
Entities affiliated with Baker Bros. Advisors LP(2)	138,678,037	10.20%
Entities affiliated with HHLR Advisors, Ltd.(3)	142,888,241	10.51%
Entities affiliated with Capital International Investors(4)	103,421,157	7.61%
Named Executive Officers and Directors
John V. Oyler(5)	70,884,540	5.13%
Dr. Xiaobin Wu(6)	4,061,018	*
Julia Wang(7)	725,777	*
Dr. Lai Wang(8)	3,595,753	*
Chan Lee(9)	183,833	*
Dr. Olivier Brandicourt(10)	27,794	*
Dr. Margaret Dugan(11)	113,815	*
Donald W. Glazer(12)	3,099,411	*
BeiGene 2024 Proxy Statement :: 117

Security Ownership of Certain Beneficial Owners and Management
Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares Beneficially Owned
Michael Goller(13)	453,232	*
Anthony C. Hooper(14)	183,885	*
Ranjeev Krishana(15)	453,232	*
Dr. Alessandro Riva(16)	113,815	*
Dr. Corazon (Corsee) D. Sanders(17)	136,500	*
Dr. Xiaodong Wang(18)	19,608,106	1.43%
Qingqing Yi(19)	436,150	*
All Directors and Executive Officers as a Group (15 persons)	104,076,861	7.43%

(1)
Based solely on a Form 4 filed with the SEC by Amgen on September 13, 2021. The address of Amgen’s principal place of business is One Amgen Center Drive, Thousand Oaks, California 91320.

(2)
Based solely on a Schedule 13D/A jointly filed with the SEC by Baker Bros. Advisors LP, Baker Bros. Advisors (GP) LLC, Felix J. Baker, Julian C. Baker and FBB3 LLC on November 14, 2023 in which they reported that they have shared voting power of ordinary shares, including 137,395,661 ordinary shares beneficially owned through ADSs, 67,548 ordinary shares received from vested restricted stock units and 759,122 ordinary shares underlying 759,122 options to purchase ordinary shares. Baker Bros. Advisors LP is the investment advisor to 667, L.P. and Baker Brothers Life Sciences, L.P. (together, the “Baker Funds”) and has sole voting and investment power with respect to the shares held by Baker Funds. Baker Bros. Advisors (GP) LLC is the sole general partner of Baker Bros. Advisors LP. The managing members of Baker Bros. Advisors (GP) LLC are Julian C. Baker and Felix J. Baker. Julian C. Baker and Felix J. Baker disclaim beneficial ownership of all shares except to the extent of their pecuniary interest. The address for each of these entities is 860 Washington Street, 3rd Floor, New York, NY 10014.

(3)
Based solely on a Form 4 jointly filed with the SEC by HHLR Advisors, Ltd. (“HHLR”) and Hillhouse Investment Management, Ltd. (“HIM”) on June 15, 2023 in which HHLR reported that it has shared voting power of 142,888,241 ordinary shares consisting of  (i) 129,439,923 ordinary shares held by funds managed by HHLR, of which 53,853,800 ordinary shares are held in the form of 4,142,600 ADSs and (ii) 13,448,318 ordinary shares held by a fund managed by HIM, of which 13,445,978 ordinary shares are held in the form of 1,034,306 ADSs. The securities to which such Form 4 relates are held by HHLR Fund, L.P. (“HHLR Fund”), YHG Investment, L.P. (“YHG”), and BGN Holdings Limited (“BGN”). HHLR acts as the sole management company of HHLR Fund and the sole investment manager of YHG. HIM acts as the sole management company of Hillhouse Fund II, L.P. (“Fund II”). BGN is wholly owned by Fund II. The registered address of HHLR and HIM is Office #122, Windward 3 Building, Regatta Office Park, West Bay Road, Grand Cayman, Cayman Islands, KY1-9006.

(4)
Based solely on a Schedule 13G/A filed with the SEC by Capital International Investors (“CII”) on February 9, 2024 in which CII reported that it has sole voting power of 102,038,345 ordinary shares and sole dispositive power of 103,421,157 shares. CII is a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the “investment management entities”). CII’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital International Investors.” The registered address of CII is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.

(5)
Consists of  (i) 642,262 ordinary shares held directly by Mr. Oyler; (ii) 9,545,000 ordinary shares held for the benefit of Mr. Oyler in a Roth IRA PENSCO trust account; (iii) 102,188 ordinary shares held by The John Oyler Legacy Trust, of which Mr. Oyler’s father is a trustee, for the benefit of his minor child, for which Mr. Oyler disclaims beneficial ownership; (iv) 7,727,927 ordinary shares held in a grantor retained annuity trust, of which Mr. Oyler’s father is a trustee, for which Mr. Oyler disclaims beneficial ownership; (v) 28,334,115 ordinary shares held by Oyler Investment LLC, 99% of the limited liability company interest owned by a grantor retained annuity trust, of which Mr. Oyler’s father is a trustee, for which Mr. Oyler disclaims beneficial ownership; (vi) 481,533 ordinary shares held by the P&O Trust, the beneficiaries of which include Mr. Oyler’s minor child and others, for which Mr. Oyler disclaims beneficial ownership; (vii) 1,356,121 ordinary shares held by a private foundation of which Mr. Oyler, Victoria Pan and the other(s) serve as directors, for which Mr. Oyler disclaims beneficial ownership; and (viii) 22,695,394 ordinary shares issuable to Mr. Oyler upon exercise of share options or restricted share units exercisable or vesting within 60 days after April 19, 2024.

(6)
Consists of  (i) 601,510 ordinary shares held directly by Dr. Wu; and (ii) 3,459,508 ordinary shares issuable to Dr. Wu upon exercise of share options exercisable or RSUs vesting within 60 days after April 19, 2024.

(7)
Consists of  (i) 74,971 ordinary shares held directly by Ms. Wang; and (ii) 650,806 ordinary shares issuable to Ms. Wang upon exercise of share options exercisable or RSUs vesting within 60 days after April 19, 2024.

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Security Ownership of Certain Beneficial Owners and Management
(8)
Consists of  (i) 518,544 ordinary shares held directly by Dr. Wang; (ii) 861,965 ordinary shares held directly by Wang Holdings LLC, the limited liability company interests of which are owned by Dr. Wang, his spouse and a trust created by Dr. Wang for the benefit of his spouse and children, for which Dr. Wang disclaims beneficial ownership; and (iii) 2,215,244 ordinary shares issuable to Dr. Wang upon exercise of share options exercisable or RSUs vesting within 60 days after April 19, 2024.

(9)
Consists of  (i) 18,720 ordinary shares held directly by Mr. Lee; and (ii) 165,113 ordinary shares issuable to Mr. Lee upon exercise of share options exercisable or RSUs vesting within 60 days after April 19, 2024.

(10)
Consists of 27,794 ordinary shares issuable to Dr. Brandicourt upon exercise of share options exercisable within 60 days after April 19, 2024.

(11)
Consists of  (i) 16,692 ordinary shares held directly by Dr. Dugan; and (ii) 97,123 ordinary shares issuable to Dr. Dugan upon exercise of share options exercisable within 60 days after April 19, 2024.

(12)
Consists of  (i) 2,663,261 ordinary shares held directly by Mr. Glazer; and (ii) 436,150 ordinary shares issuable to Mr. Glazer upon exercise of share options exercisable or RSUs vesting within 60 days after April 19, 2024.

(13)
Consists of  (i) 33,774 ordinary shares held directly by Mr. Goller; and (ii) 419,458 ordinary shares issuable to Mr. Goller upon exercise of share options exercisable within 60 days after April 19, 2024.

(14)
Consists of  (i) 7,800 ordinary shares directly held by Mr. Hooper; and (ii) 176,085 ordinary shares issuable to Mr. Hooper upon exercise of share options exercisable or RSUs vesting within 60 days after April 19, 2024.

(15)
Consists of  (i) 33,774 ordinary shares held directly by Mr. Krishana; and (ii) 419,458 ordinary shares issuable to Mr. Krishana upon exercise of share options exercisable or RSUs vesting within 60 days after April 19, 2024.

(16)
Consists of  (i) 16,692 ordinary shares held directly by Dr. Riva; and (ii) 97,123 ordinary shares issuable to Dr. Riva upon exercise of share options exercisable within 60 days after April 19, 2024.

(17)
Consists of  (i) 16,978 ordinary shares held directly by Dr. Sanders and (ii) 119,522 ordinary shares issuable to Dr. Sanders upon exercise of share options exercisable or RSUs vesting within 60 days after April 19, 2024.

(18)
Consists of  (i) 5,291,082 ordinary shares held directly by Dr. Wang; (ii) 50 ordinary shares held by Dr. Wang’s spouse; (iii) 4,058,998 ordinary shares held by Wang Investment LLC, of which 99% of the limited liability company interest is owned by two grantor retained annuity trusts, of which Dr. Wang’s wife is a trustee, for which Dr. Wang disclaims beneficial ownership; (iv) 1,127,542 ordinary shares held by a family trust, the beneficiaries of which are Dr. Wang’s family members, for which Dr. Wang disclaims beneficial ownership; and (v) 9,130,434 ordinary shares issuable to Dr. Wang upon exercise of share options exercisable or RSUs vesting within 60 days after April 19, 2024.

(19)
Consists of  (i) 16,692 ordinary shares held directly by Mr. Yi; and (ii) 419,458 ordinary shares issuable to Mr. Yi upon exercise of share options exercisable or RSUs vesting within 60 days after April 19, 2024.

BeiGene 2024 Proxy Statement :: 119

Executive Officers
The following table sets forth the name, age and position of each of our executive officers as of April 19, 2024:
Name	Age	Position(s)
John V. Oyler	56	Co-Founder, Chairman and Chief Executive Officer
Dr. Xiaobin Wu	62	President, Chief Operating Officer and General Manager, China
Julia Wang	53	Chief Financial Officer
Dr. Lai Wang	47	Global Head of R&D
Chan Lee	56	Senior Vice President, General Counsel and Assistant Secretary
Please refer to “Proposals 1 — 4. Election of Directors” above for information about our Co-Founder, Chairman and Chief Executive Officer, John V. Oyler. Biographical information for our other executive officers, as of April 19, 2024, is set forth below.
Dr. Xiaobin Wu

PRESIDENT, CHIEF OPERATING OFFICER, AND GENERAL MANAGER, CHINA OF BEIGENE, LTD.

Age: 62 Key Executive Since: April 2018	Experience:
	2021-Present:	BeiGene, Ltd. (Chief Operating Officer)
	2018-Present:	BeiGene, Ltd. (President and General Manager, China)
Prior:	Pfizer China (Country Manager)
Pfizer Essential Health, Greater China Region (Regional President)
Wyeth China and Hong Kong (President and Managing Director)
Bayer Healthcare, China (General Manager)
Bayer, Germany (Sales and Marketing)
China National Association of Industry & Commerce (Vice Chairman of Pharmaceutical Chamber of Commerce)
Research Center of National Drug Policy and Ecosystem of China Pharmaceutical University (Research Fellow)
Pharmaceutical Association Committee, China (Vice Chairman)
Qualifications: Dr. Wu earned a Ph.D. in Biochemistry and Pharmacology and a Diploma in Biology in April 1993 and January 1990, respectively, from the University of Konstanz in Germany.

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Executive Officers
Julia Wang

CHIEF FINANCIAL OFFICER OF BEIGENE, LTD.

Age: 53 Key Executive Since: June 2021	Experience:
	2021-Present:	BeiGene, Ltd. (Chief Financial Officer)
	2020-2021:	BeiGene, Ltd. (Senior Vice President, Enterprise Optimization and Deputy Chief Financial Officer)
	2018-2020:	Alexion Pharmaceuticals (Senior Vice President of Global Business Finance and Corporate Planning)
	2015-2018:	Quest Diagnostics (Vice President of U.S. Regional Finance and Enterprise Commercial; Vice President of Finance, Value Creation)
	Prior:	Johnson and Johnson (J&J) (Chief Financial Officer of various operating businesses) PepsiCo (Finance Initiatives Leader)
Qualifications: Ms. Wang received her B.A. in British Language and Literature from Shandong Normal University in 1992 and an MBA from Fuqua School of Business at Duke University in 1999.

Dr. Lai Wang

GLOBAL HEAD OF R&D OF BEIGENE, LTD.

Age: 47 Key Executive Since: April 2021	Experience:
	2011-Present:	BeiGene, Ltd. (Global Head of R&D since 2021)
	Prior:	Joyant Pharmaceuticals (Director of Research)
Qualifications: Dr. Wang received his B.S. from Fudan University in 1996 and a Ph.D. from the University of Texas Health Science Center at San Antonio in 2001.

BeiGene 2024 Proxy Statement :: 121

Executive Officers
Chan Lee

SENIOR VICE PRESIDENT, GENERAL COUNSEL AND ASSISTANT SECRETARY OF BEIGENE, LTD.

Age: 56 Key Executive Since: June 2023	Experience:
	2022-Present:	BeiGene, Ltd. (Senior Vice President, General Counsel and Assistant Secretary)
	2016-2022:	Sanofi SA (General Counsel North America, Head of Legal for General Medicines Global Business)
	Prior:	Pfizer Inc. (Chief Counsel Innovative Health Global Business, Chief Counsel Vaccines, Oncology and Consumer Health Global Business and Assistant General Counsel for Asia)
Qualifications: Mr. Lee earned his B.S. in Applied Economics from Cornell University and a J.D. from the University of California at Berkeley.

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Certain Relationships and Related-Party Transactions
Other than compensation arrangements, we describe below any transactions and series of similar transactions, since January 1, 2023 to which we were a party or will be a party, in which:
•
the amounts involved exceeded or will exceed US$120,000; and

•
any of our directors, executive officers or holders of more than 5% of our share capital, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

We have a written related party transactions policy adopted in accordance with the rules of the SEC that requires transactions between us and any director, executive officer, holder of 5% or more of any class of our capital shares or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than US$120,000, be approved in advance by our Audit Committee. Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.
We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. Compensation arrangements for our directors and named executive officers are described in the sections of this Proxy Statement titled “Director Compensation” and “Executive Compensation.”
Amgen Collaboration
Collaboration Agreement
On October 31, 2019, our wholly-owned subsidiary, BeiGene Switzerland GmbH (“BeiGene Switzerland”), entered into a Collaboration Agreement with Amgen, which became effective on January 2, 2020 (the “Collaboration Agreement”). Pursuant to the Collaboration Agreement, we are responsible for commercializing Amgen’s oncology products XGEVA® (denosumab), BLINCYTO® (blinatumomab), and KYPROLIS® (carfilzomib) in China (excluding Hong Kong, Macao and Taiwan) for a period of five or seven years following each product’s regulatory approval in China, with the commercialization period for XGEVA® commencing following the transition of operational responsibilities for the product. In addition, we have the option to retain one of the three products to commercialize for as long as the product is sold in China. The parties have agreed to equally share profits and losses for the products in China during each product’s commercialization period. After expiration of the commercialization period for each product, the products not retained will be transitioned back to Amgen and we will be eligible to receive tiered mid-single to low-double digit royalties on net sales in China of each product for an additional five years.
Additionally, pursuant to the Collaboration Agreement, we and Amgen have agreed to collaborate on the global development and commercialization of a portfolio of Amgen clinical- and late-preclinical-stage oncology pipeline products. Starting from the commencement of the Collaboration Agreement, we and Amgen will co-fund global development costs, with BeiGene Switzerland contributing up to US$1.25 billion worth of development services and cash over the term of the collaboration. We will be eligible to receive tiered mid-single digit royalties on net sales of each product globally outside of China on a product-by-product and country-by-country basis, until the latest of the expiration of the last valid patent claim, the expiration of regulatory exclusivity, or the earlier of eight years after the first commercial sale of such product in the country of sale and 20 years from the date of first commercial sale of such product anywhere in the world.
For each pipeline product that is approved in China, we will have the right to commercialize the product for seven years, with the parties sharing profits and losses for the product in China equally. In addition, we will have the right to retain approximately one of every three approved products, up to a total of six, to commercialize for as long as each such product is sold in China. After the expiration of the seven-year commercialization period, each product will be transitioned back to Amgen and we will be eligible to receive tiered mid-single to low-double digit royalties on net sales in China for an additional five years. The parties are subject to specified exclusivity requirements in China and the rest of the world.
BeiGene 2024 Proxy Statement :: 123

Certain Relationships and Related-Party Transactions
In connection with our ongoing assessment of the Collaboration Agreement cost-share contributions, we determined that our further investment in the development of LUMAKRAS (sotorasib) (“AMG 510”) was no longer commercially viable for BeiGene. As a result, in February 2023, we entered into an amendment to the Collaboration Agreement to (i) stop sharing costs with Amgen for the further development of AMG 510 during the period starting January 1, 2023 and ending August 31, 2023; and (ii) cooperate in good faith to prepare a transition plan with the anticipated termination of AMG 510 from the Collaboration Agreement.
BeiGene, Ltd. has guaranteed certain obligations of BeiGene Switzerland under the Collaboration Agreement pursuant to the terms of a separate Guarantee Agreement, and the Collaboration Agreement provides that each party may perform the activities designated to it by itself or through any of its affiliates.
The Collaboration Agreement contains customary representations, warranties and covenants by the parties. The agreement will continue in effect on a product-by-product basis unless terminated by either party pursuant to its terms. The agreement may be terminated by mutual written consent of the parties, or by either party upon the other party’s uncured material breach, insolvency, failure to comply with specified compliance provisions, or subject to a specified negotiation mechanism, certain adverse economic impacts or the failure to meet commercial objectives. In addition, Amgen may terminate the agreement with respect to a pipeline product in the event that it suspends development of such pipeline product on specified terms, subject to the parties determining whether to continue development of the pipeline product in China.
Share Purchase Agreement
In connection with the Collaboration Agreement, pursuant to a Share Purchase Agreement dated October 31, 2019, by and between the Company and Amgen (as amended, the “Share Purchase Agreement”), we issued 206,635,013 ordinary shares in the form of 15,895,001 ADSs on January 2, 2020, representing approximately 20.5% of our then outstanding shares to Amgen, for an aggregate purchase price of US$2.78 billion, or US$13.45 per ordinary share, or US$174.85 per ADS.
Pursuant to the Share Purchase Agreement, Amgen agreed to (i) a lock-up on sales of its shares until the earliest of  (a) the fourth anniversary of the closing (January 2, 2024), (b) the expiration or termination of the Collaboration Agreement and (c) a change of control of BeiGene, Ltd., (ii) a standstill until the date on which it holds less than 5% of our then outstanding shares, and (iii) a voting agreement to vote its shares on certain matters presented for shareholder approval until the later of  (a) the fifth anniversary of the closing (January 2, 2025) and (b) the expiration of the standstill period, all under specified circumstances and as set forth in the agreement. Following the later of  (i) the expiration of the lock-up period and (ii) the expiration of the standstill period, Amgen has agreed not to sell shares representing more than 5% of our then outstanding shares in any rolling 12-month period. The lock-up has since expired and under the terms of the Share Purchase Agreement, Amgen now has specified registration rights. Additionally, we have agreed to use reasonable best efforts to provide Amgen with an opportunity to participate in subsequent new securities offerings upon the same terms and conditions as other purchasers in the offering in an amount needed to allow Amgen to hold up to 20.6% of our shares, subject to applicable law and HKEx rules and other specified conditions.
On March 17, 2020, BeiGene, Ltd. and Amgen entered into an Amendment No. 2 to the Share Purchase Agreement in order to account for periodic dilution from the issuance of shares by us, which agreement was restated in its entirety on September 24, 2020 (the “Restated Second Amendment”). Pursuant to the Restated Second Amendment, Amgen had an option (the “Direct Purchase Option”) to subscribe for additional ADSs in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of our outstanding shares. The Direct Purchase Option was exercisable on a monthly basis, but only if Amgen’s interest in our outstanding shares at the monthly reference date was less than 20.4%. The Direct Purchase Option (i) was exercisable by Amgen solely as a result of dilution arising from issuance of new shares by us under our equity incentive plans from time to time, and (ii) was subject to annual approval by our independent shareholders each year during the term of the Restated Second Amendment. The exercise period of the Direct Purchase Option commenced on December 1, 2020 and terminated on December 1, 2023.
On January 30, 2023, BeiGene, Ltd. and Amgen entered into an Amendment No. 3 to the Share Purchase Agreement, pursuant to which Amgen elected to relinquish its right to appoint a designated director to the Company’s board of directors on account of the Company’s global growth. Anthony C. Hooper, who was Amgen’s director designee, was most recently re-elected by shareholders in 2022 to serve a three-year term ending 2025.
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Certain Relationships and Related-Party Transactions
Based solely on a Form 4 filed by Amgen on September 13, 2021, Amgen owns approximately 18.11% of the Company’s outstanding share capital as of April 19, 2024.
Seagen Collaboration
In November 2019, we entered into a license agreement with Seagen, Inc. (“Seagen”, formerly known as Seattle Genetics, Inc.) for an advanced pre-clinical product candidate for treating cancer. The agent utilizes a proprietary Seagen antibody-based technology. Under the terms of the agreement, Seagen retains rights to the product candidate in the Americas (United States, Canada and Latin American countries), Europe and Japan. We have been granted exclusive rights to develop and commercialize the product candidate in Asia (except Japan) and the rest of the world. Seagen will lead global development and BeiGene will fund and operationalize the portion of global clinical trials attributable to its territories. BeiGene will also be responsible for all clinical development and regulatory submissions specific to its territories. Seagen received an upfront payment of US$20 million and is eligible to receive progress-dependent milestones of up to US$160 million and tiered royalties on any product sales. Seagen may be deemed to be a related party under Item 404 of Reg. S-K due to Baker Bros. Advisors LP being a significant shareholder of both BeiGene and Seagen during 2023. At the end of 2023, Pfizer, Inc. completed its acquisition of Seagen and, as a result, we do not expect this transaction to be considered a related party transaction going forward.
Luye License Agreement
In December 2022, we entered into an exclusive license agreement with Shandong Luye Pharmaceutical Co., Ltd. (“Luye”) to develop (exclusive of indications for which Luye has submitted the drug marketing authorization application to the China National Medical Products Administration) and commercialize BAITUOWEI®, the world’s first and only approved microsphere formulation of Goserelin, in mainland China. Under the terms of the agreement, BeiGene paid Luye an upfront license payment of US$48,665,000, exclusive of VAT, and a prepayment of US$30,000,000 to be applied toward future supply purchases in December 2022. Luye is also eligible to receive future milestone payments upon achievement of certain regulatory milestones, as well as tiered royalties on net sales. Luye may be deemed to be a related party under Item 404 of Reg. S-K due to Hillhouse Capital Management, Ltd. and related entities being a significant shareholder of both BeiGene and Luye.
Shanghai Campus Agreements
In August 2023, our wholly-owned subsidiary, BeiGene (Hong Kong) Co., Limited (“BeiGene HK”), entered into a subscription and shareholders’ agreement with GaoYue Centurion II Holdings Limited (“Cayman Gaoyue”) whereby BeiGene HK and Cayman Gaoyue entered into a joint venture through BeiGene Shanghai, whereby BeiGene HK and Cayman Gaoyue may bid together on and acquire certain properties. BeiGene HK owns 95% of BeiGene Shanghai while Cayman Gaoyue owns 5%. The Company’s total capital contribution to BeiGene Shanghai amounted to US$57,000,000, while Cayman Gaoyue contributed US$3,000,000. Cayman Gaoyue may be deemed to be a related party under Item 404 of Reg. S-K due to Hillhouse Capital Management, Ltd. and related entities being a significant shareholder of both BeiGene and Cayman Gaoyue.
In July 2023, we entered into a service agreement with Shanghai Gaoyue Management Consulting Co., Ltd. (“Shanghai Gaoyue”) pursuant to which Shanghai Gaoyue, jointly with an independent third-party contractor, Lendlease, agreed to provide certain construction project due diligence and project management services. Under the terms of the agreement, BeiGene will pay Shanghai Gaoyue RMB 3,660,000 for such services. Shanghai Gaoyue may be deemed to be a related party under Item 404 of Reg. S-K due to Hillhouse Capital Management, Ltd. and related entities being a significant shareholder of both BeiGene and Shanghai Gaoyue.
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Certain Relationships and Related-Party Transactions
Consulting Agreement
Dr. Xiaodong Wang, our Co-Founder, Chair of our Scientific Advisory Board and director, has been providing scientific and strategic advisory services to us since our founding in 2010. We initially entered into a consulting agreement with Dr. Wang for a term of three years in 2018. On February 24, 2021, we entered into a new consulting agreement on substantially the same terms and conditions (the “2021 Consulting Agreement”) for services to be performed during the period starting on January 1, 2021 and ending on December 31, 2023. On December 7, 2023 we entered into a new consulting agreement (the “2023 Consulting Agreement”) with Dr. Wang, effective January 1, 2024 through December 31, 2026 with substantially the same terms as the 2021 Consulting Agreement.
Dr. Wang’s consulting services include leading our Scientific Advisory Board and providing short- and long-term strategic advice to our Company in his areas of expertise, participating in our leadership team meetings from time to time, and interacting with our key stakeholders on behalf of the Company. Through these and other contributions, Dr. Wang has helped us make significant progress on our research, development and business goals. For example, during 2023, Dr. Wang:
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Provided strategic advice to our CEO, COO and other senior management team in the significant expansion of our global operations and commercial portfolio;

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Provided strategic consultation on key regulatory filings;

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Attended meetings of our research team and provided strategic direction on critical projects that help advance our discovery efforts and new product pipeline;

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Provided strategic direction to assist in the continued development of our commercial-stage manufacturing and clinical R&D campus in Hopewell, New Jersey; and

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Assisted in the identification and progression of several business development opportunities and engaged in several investor meetings, serving as the Company’s key spokesperson on research and product pipeline.

We believe that Dr. Wang’s stature in scientific and biotechnology communities provides us with significant intangible benefits and access to key stakeholders in our industry. His scientific expertise and knowledge of oncology research and development and the Chinese market are highly valuable to our Company, and his compensation is set to be in line with his major contributions to our Company that go far beyond his responsibilities and time commitment as a non-employee director.
Under the Consulting Agreement, Dr. Wang is entitled to an annual fixed consulting fee of US$100,000 (subject to review and adjustments by the Board of Directors from time to time) and such additional compensation, which, if any, shall be determined in our sole discretion, subject to compliance with the requirements of the applicable stock exchange listing rules. In recognition of his significant contributions to our Company, in February 2022 and 2023, we granted him a cash bonus in the amount of US$150,000, and in June 2023, we granted him an option to purchase 327,249 ordinary shares that had a grant date fair value of US$2,666,654 and an award of RSUs for 86,216 ordinary shares with a grant date fair value of US$1,333,297. As of December 31, 2023, the aggregate number of ordinary shares subject to options held by Dr. Wang was 9,667,945 shares and subject to RSUs held by Dr. Wang was 168,350 shares.
Pi Health Agreements
In March 2024, BeiGene, Ltd. completed the divestiture of Pi Health, Ltd. and its subsidiaries to Pi Health Inc. (“Pi Health”) in exchange for a majority of the preferred shares in Pi Health and in connection with Pi Health’s Series A funding. Pi Health is a global health technology and clinical research company which has developed front-end interoperable capture software (“FICS”), a digital network that connects life science sponsors and clinical trial sites by automating manual processes for data capture. In November 2023, BeiGene USA, Inc. entered into a master services agreement and subsequently two related statements of work as well as a subscription agreement with Pi Health, in exchange for Pi Health providing (i) implementation services surrounding FICS and a subscription to the FICS platform, and (ii) clinical trial and engineering services. Under these agreements, BeiGene has agreed to pay Pi Health payments totaling US$52,000,000 distributed over various quarterly and annual payments throughout the next five years. Mr. John V. Oyler, BeiGene’s Co-Founder, Chairman and Chief Executive Officer, holds less than 10% of the shares of Pi Health Inc.
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Certain Relationships and Related-Party Transactions
Employment Agreements
For more information regarding employment agreements with our named executive officers, see “Executive Compensation — Employment Agreements with Our Named Executive Officers.”
Indemnification Agreements
Cayman Islands law does not limit the extent to which a company’s articles of association may provide indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as providing indemnification against civil fraud or the consequences of committing a crime. Our articles provide that each officer or director shall be indemnified out of assets of our Company against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such directors or officer, other than by reason of such person’s dishonesty, willful default or fraud, in or about the conduct of our Company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such director or officer in defending (whether successfully or otherwise) any civil proceedings concerning our Company or its affairs in any court whether in the Cayman Islands or elsewhere.
In addition, we have entered into indemnification agreements to indemnify our directors and executive officers that will provide such persons with additional indemnification beyond that provided in our articles. These agreements, among other things, indemnify our directors and executive officers against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being such a director or executive officer.
Registration Rights
On November 16, 2016, we entered into a registration rights agreement with 667, L.P., Baker Brothers Life Sciences, L.P. and 14159, L.P. (the “Baker Entities”), Hillhouse BGN Holdings Limited, HHLR Fund, L.P. (formerly known as Gaoling Fund, L.P.) and YHG Investment, L.P. (the “Hillhouse Entities”), (each an “Investor” and collectively, the “Investors”), all of which were existing shareholders. The registration rights agreement provides that, subject to certain limitations, if at any time and from time to time, the Investors demand that we register our ordinary shares and any other securities held by the Investors at the time any such demand is made on a Registration Statement on Form S-3 for resale under the Securities Act of 1933, as amended (the “Securities Act”), we would be obligated to effectuate such registration. Our registration obligations under the registration rights agreement continue in effect for up to four years, and include our obligation to facilitate certain underwritten public offerings of our ordinary shares or ADSs by the Investors in the future. The registration rights agreement also requires us to pay expenses relating to such registrations and indemnify the Investors against certain liabilities. On December 1, 2020, we and the Investors entered into an Amendment No.1 to the Registration Rights Agreement, effective December 31, 2020, pursuant to which our registration obligations under the Registration Rights Agreement will continue in effect for up to another three years, until December 31, 2023. On May 3, 2023, we and the Investors entered into an Amendment No. 2 to the Registration Rights Agreement, effective as of the execution date, pursuant to which our registration obligations under the Registration Rights Agreement will continue in effect for up to another three years, until December 31, 2026. Pursuant to the foregoing registration rights agreements, on May 9, 2023, we filed a registration statement on Form S-3 with the SEC on behalf of certain shareholders, registering 298,738,765 ordinary shares, including 222,835,028 ordinary shares in the form of 17,141,156 ADSs to be resold by the selling shareholders identified therein and in any related prospectus supplement from time to time.
Pursuant to the Share Purchase Agreement dated October 31, 2019, as amended, by and between us and Amgen, Amgen has specified registration rights. Following demand by Amgen at any time, we shall, subject to certain limits as specified under the Share Purchase Agreement, file with the SEC a Registration Statement on Form S-3 (except if we are not then eligible to register for resale the registrable shares on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act) covering the resale of the registrable shares of Amgen. In addition, subject to certain exceptions, where we propose to register any of our ordinary shares or ADSs under the Securities Act for sale to the public, we have agreed to give notice to Amgen of our intention to do so and, upon the request of Amgen, use our reasonable best efforts to cause all the registrable shares of Amgen to be registered in connection therewith, under specified circumstances as set forth in the Share Purchase Agreement.
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Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee has at any time been an officer or employee of the Company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Board of Directors or the Compensation Committee.
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Corporate Governance
Composition of The Board of Directors
The Board of Directors currently consists of 11 members. We are not subject to any contractual obligations regarding the election of our directors. Our Nominating and Corporate Governance Committee and Board of Directors may consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity and is not limited to race, gender or national origin. We have adopted a written policy regarding board diversity that is described below. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our Company through his or her established record of professional accomplishment, the depth and breadth of business experience and other background characteristics. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.
Our articles allow our shareholders holding in aggregate not less than one-tenth of the voting rights of issued shares and entitled to vote at general meetings to requisition an extraordinary general meeting of our shareholders. In the event that such a meeting is called, our articles provide that (1) the shareholders requisitioning a general meeting of shareholders may put forward resolutions to appoint or remove directors (with or without cause), and (2) at that meeting so convened the affirmative vote of a simple majority of the issued shares as of the applicable record date shall be required to approve the appointment or removal of directors. Additionally, our articles provide that any vacancy on the Board of Directors, including a vacancy resulting from an enlargement of the Board of Directors, may be filled only by vote of a majority of our directors then in office.
In accordance with the terms of our articles, the Board of Directors is divided into three classes, Class I, Class II and Class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of shareholders in the year in which their term expires.
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Our Class I directors are Dr. Margaret Dugan, John V. Oyler and Dr. Alessandro Riva;

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Our Class II directors are Dr. Olivier Brandicourt, Donald W. Glazer, Michael Goller and Dr. Corazon (Corsee) D. Sanders; and

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Our Class III directors are Anthony C. Hooper, Ranjeev Krishana, Dr. Xiaodong Wang and Qingqing Yi.

Our articles provide that the authorized number of directors may be changed only by ordinary resolution of the shareholders if the number of directors is reduced to less than three. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class shall consist of one-third of the Board of Directors.
Board and Committee Matters
The Board of Directors has determined that all members of the Board of Directors, except Mr. John V. Oyler and Dr. Xiaodong Wang, are independent, as determined in accordance with Nasdaq rules and in accordance with the HK Listing Rules. In making this independence determination, the Board of Directors considered the relationships that each such non-employee director has with us and all other facts and circumstances that the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our share capital by each non-employee director. In considering the independence of the directors listed above, the Board of Directors considered the association of our directors with the holders of more than 5% of our share capital. We expect that the composition and functioning of the Board of Directors and each of our committees will continue to comply with all applicable listing requirements of Nasdaq, the rules and regulations of the SEC and the HK Listing Rules. There are no family relationships among any of our directors or executive officers.
Corporate Governance
We have adopted a written code of conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance —  Governance Documents.” If we make any substantive amendments to, or grant any waivers from, the code of conduct for any officer, we will disclose the nature of such amendment or waiver on our website at www.beigene.com or in a Current Report on Form 8-K.
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Corporate Governance
The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement, and you should not consider that information a part of this Proxy Statement.
Board Meetings and Committees
The Board of Directors held five meetings during 2023. The directors ordinarily hold executive sessions at regularly scheduled meetings of the Board of Directors. During 2023, each of the directors then in office attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings of the committees of the Board of Directors on which such director then served. Directors and director nominees are encouraged to attend the annual general meeting of shareholders, barring significant commitments or special circumstances. All our then-serving directors attended our 2023 annual general meeting of shareholders, except for Dr. Xiaodong Wang who was in China during our 2023 annual general meeting.
During 2023, the Board of Directors had five standing committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Scientific Advisory Committee, and Commercial and Medical Affairs Advisory Committee.
Audit Committee
Dr. Olivier Brandicourt, Mr. Anthony C. Hooper and Dr. Corazon (Corsee) D. Sanders currently serve on the Audit Committee, which is chaired by Mr. Anthony C. Hooper. The Board of Directors has determined that each member of the Audit Committee is “independent” for Audit Committee purposes as that term is defined in the rules of the SEC and Nasdaq. The Board of Directors has designated Mr. Anthony C. Hooper as an “audit committee financial expert” as defined in SEC rules. The Audit Committee’s responsibilities include:
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appointing, approving the compensation of, and assessing the independence of our reporting accounting firms;

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approving auditing and permissible non-audit services, and the terms of such services, to be provided by our reporting accounting firms;

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reviewing the internal audit plan with the reporting accounting firms and members of management responsible for preparing our financial statements;

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reviewing and discussing with management and the reporting accounting firms our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

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reviewing the adequacy of our internal control over financial reporting;

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establishing policies and procedures for the receipt and retention of financial and accounting-related complaints and concerns;

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recommending, based upon the Audit Committee’s review and discussions with management and the reporting accounting firms, whether our audited financial statements shall be included in our Annual Report on Form 10-K filed with the SEC and our annual results announcement filed with the HKEx;

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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

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preparing the Audit Committee report required by the SEC rules to be included in our annual proxy statement;

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reviewing all related party transactions for potential conflict of interest situations and approving all such transactions; and

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reviewing our earnings releases and unaudited financial statements to be included in our quarterly and interim filings with the SEC and HKEx.

The Audit Committee held 12 meetings during 2023. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC, Nasdaq and the HKEx. A copy of the Audit Committee charter is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
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Corporate Governance
Compensation Committee
Dr. Margaret Dugan, Mr. Ranjeev Krishana and Mr. Qingqing Yi currently serve on the Compensation Committee, which is chaired by Dr. Margaret Dugan. The Board of Directors has determined that each member of the Compensation Committee is “independent” as that term is defined in the rules of Nasdaq and the HKEx. The Compensation Committee’s responsibilities include:
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annually reviewing and recommending to the Board of Directors for approval the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and Chief Financial Officer;

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evaluating the performance of our Chief Executive Officer and Chief Financial Officer in light of such corporate goals and objectives and recommending to the Board of Directors for approval their compensation based on that evaluation;

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determining and approving the compensation of our other executive officers and key officers;

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developing and implementing our overall management compensation and policy to align the interests of management with our shareholders’;

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overseeing and administering our compensation and similar plans;

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evaluating and assessing potential current compensation advisors in accordance with the independence standards identified in Nasdaq rules;

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retaining and approving the compensation of any compensation advisors;

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reviewing and recommending to the Board of Directors our policies and procedures for the grant of equity-based awards;

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reviewing and making recommendations to the Board of Directors with respect to director compensation;

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preparing the compensation committee report required by SEC rules to be included in our annual proxy statement; and

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reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K.

The Compensation Committee held seven meetings during 2023. The Compensation Committee operates under a written charter adopted by the Board of Directors, which is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Nominating and Corporate Governance Committee
Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper and Dr. Alessandro Riva currently serve on the Nominating and Corporate Governance Committee, which is chaired by Mr. Donald W. Glazer. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as that term is defined in Nasdaq rules. The Nominating and Corporate Governance Committee’s responsibilities include:
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developing and recommending to the Board of Directors criteria for board and committee membership;

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establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by shareholders;

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identifying individuals qualified to become members of the Board of Directors;

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recommending to the Board of Directors the persons to be nominated for election as directors and to each of the board’s committees;

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developing and recommending to the Board of Directors a set of corporate governance guidelines;

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overseeing the evaluation of the Board of Directors and management; and

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reviewing and discussing with the Board of Directors corporate succession plans for the Chief Executive Officer and other key officers.

The Nominating and Corporate Governance Committee held four meetings during 2023. The Nominating and Corporate Governance Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
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Corporate Governance
Scientific Advisory Committee
Dr. Margaret Dugan, Mr. Michael Goller, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders Dr. Xiaodong Wang, and Mr. Qingqing Yi currently serve on the Scientific Advisory Committee, which is co-chaired by Dr. Alessandro Riva and Dr. Xiaodong Wang. The Scientific Advisory Committee’s responsibilities include:
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receiving and discussing reports from management regarding the Company’s research and development plans and programs;

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assisting, to the extent it deems helpful, the Board of Directors and the Compensation Committee in setting and evaluating any research or development performance goals under the Company’s incentive compensation programs; and

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assisting, to the extent it deems helpful, the Board of Directors and the Compensation Committee in assessing the capabilities of and evaluating the performance of the Company’s key scientific and technical personnel and the depth and breadth of the Company’s scientific resources.

The Scientific Advisory Committee held four meetings during 2023. The Scientific Advisory Committee operates under a written charter adopted by the Board of Directors, which is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Commercial and Medical Affairs Advisory Committee
Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana and Dr. Corazon (Corsee) D. Sanders currently serve on the Commercial and Medical Affairs Advisory Committee, which is chaired by Mr. Anthony C. Hooper. The Commercial and Medical Affairs Advisory Committee’s responsibilities include:
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receiving and discussing reports from management regarding the Company’s commercial strategy and plans and competitiveness of the Company’s commercial programs;

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receiving and discussing reports from management regarding the Company’s medical affairs strategy and plans and competitiveness of the Company’s medical affairs programs;

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assisting, to the extent it deems helpful, the Board of Directors and the Compensation Committee in setting and evaluating any commercial and medical affairs performance goals under the Company’s incentive compensation programs; and

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assisting, to the extent it deems helpful, the Board of Directors and the Compensation Committee in assessing the capabilities of and evaluating the performance of the Company’s key commercial and medical affairs personnel and the depth and breadth of the Company’s commercial and medical affairs resources.

The Commercial and Medical Affairs Advisory Committee held four meetings during 2023. The Commercial and Medical Affairs Advisory Committee operates under a written charter adopted by the Board of Directors, which is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors —  Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Board Diversity Policy
We adopted a board diversity policy (the “Diversity Policy”) to set out the Company’s approach to diversity on the Board of Directors. Pursuant to the Diversity Policy, our Nominating and Corporate Governance Committee will review annually the structure, size and composition of the Board of Directors and, where appropriate, make recommendations on changes to the Board of Directors. In reviewing the Board of Directors’ composition, our Nominating and Corporate Governance Committee will consider, among other characteristics, the nationality, ethnicity, gender, age, skills, expertise, and industry and regional experience of board members and nominees. The Diversity Policy further provides that our Nominating and Corporate Governance Committee will discuss and, where necessary, agree on measurable objectives for achieving diversity on the Board of Directors and recommend them to the Board of Directors for adoption. The Board of Directors intends to rate its composition against the factors identified above and to recruit a director or directors to address any factors that could bear improvement. The Diversity Policy is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors —  Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
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Corporate Governance
Director Nominations
The Board of Directors will consider and approve from time to time the criteria that it deems necessary or advisable for director candidates. The Board of Directors has full authority to modify such criteria as it deems necessary or advisable. The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility for developing and recommending to the Board of Directors for its consideration and approval criteria for director candidates. The Company has adopted policies and procedures for director candidates. The Board of Directors may, however, rescind its delegation and assume the responsibilities it previously delegated to the Nominating and Corporate Governance Committee.
The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility to identify candidates for nomination to the Board of Directors (including candidates to fill vacancies) and assessing their qualifications in light of the policies and principles in our Corporate Governance Guidelines, the Diversity Policy and the Committee’s charter. The Nominating and Corporate Governance Committee will recommend director candidates for the Board of Directors’ consideration and review the candidates’ qualifications with the Board of Directors. The Board of Directors retains the authority to nominate a candidate for election by the shareholders as a director and to fill vacancies. From time to time, the Nominating and Corporate Governance Committee utilizes third party search firms to identify director candidates. For example, in 2023, the Nominating and Corporate Governance Committee engaged a third party search firm to identify director candidates. In identifying director candidates, the Nominating and Corporate Governance Committee may consider all facts and circumstances it deems appropriate, including, among other things, the skills of the candidate, his or her depth and breadth of business experience and other background characteristics, his or her independence and the needs of the Board of Directors.
Our Nominating and Corporate Governance Committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the Board of Directors. Our Nominating and Corporate Governance Committee and Board of Directors may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity as set forth in the Diversity Policy. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our shareholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape, and professional and personal experiences and relevant expertise.
Director Nominations by Shareholders
Any shareholder wishing to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee should provide the following information within the timeframe set forth by our articles and SEC rules to BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, Attention: Secretary: (a) the name and address of record of the shareholder; (b) a representation that the shareholder is a record holder of our securities or, if the shareholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act; (c) the candidate’s name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the past five years; (d) a description of the qualifications and background of the candidate that addresses the criteria for board membership approved by the Board of Directors; (e) a description of all arrangements or understandings between the shareholder and the candidate; (f) the consent of the candidate (i) to be named in the proxy statement for our next general meeting and (ii) to serve as a director if elected at that meeting; and (g) and any other information regarding the candidate that is required to be included in a proxy statement filed pursuant to SEC rules and HK Listing Rules. The Nominating and Corporate Governance Committee may seek further information from or about the shareholder making the recommendation, the candidate, or any such other beneficial owner, including information about all business and other relationships between the candidate and the shareholder and between the candidate and any such other beneficial owner.
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Shareholder Communications
The Board of Directors provides to every shareholder the ability to communicate with the Board of Directors, as a whole, and with individual directors on the Board of Directors through an established process for shareholder communication. For a shareholder communication directed to the Board of Directors as a whole, shareholders may send such communication to the attention of our Secretary via Regular Mail or Expedited Delivery Service to: BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, Attn.: Board of Directors c/o Secretary.
For a shareholder communication directed to an individual director in his or her capacity as a member of the Board of Directors, shareholders may send such communication to the attention of the individual director via Regular Mail or Expedited Delivery Service to: BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, Attn.: [Name of Individual Director].
Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys and solicitations or advertisements. The Board of Directors has adopted a Securityholder Communications Policy, which is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Board Leadership Structure and Role in Risk Oversight
Our Chief Executive Officer, Mr. John V. Oyler, is the Chairman of the Board of Directors. The Board of Directors believes that Mr. Oyler is the director best suited to identify strategic opportunities and focus the efforts of the Board of Directors due to his extensive understanding of our business as a founder and our Chief Executive Officer. The Board of Directors also believes that the combined role of Chairman and Chief Executive Officer can promote the effective execution of strategic initiatives and facilitate the flow of information between management and the Board of Directors.
Our Corporate Governance Guidelines provide that if the same person holds the Chairman and Chief Executive Officer roles or if the Chairman does not otherwise qualify as independent, the independent directors may elect a Lead Director. In accordance with our Corporate Governance Guidelines, the independent directors elected Mr. Ranjeev Krishana, an independent director of the Company, to serve as the Lead Director. The Lead Director has responsibilities that are set forth in our Corporate Governance Guidelines, including presiding at meetings of the Board of Directors at which the Chairman is not present, including executive sessions of the independent directors; consulting with management regarding Board meeting schedules, locations, agendas and materials; and calling meetings of the independent and non-management directors of the Board of Directors, when appropriate. The Board of Directors believes our current board leadership structure will help ensure continuity of strong and effective leadership. The Corporate Governance Guidelines are available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
The Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. The Board of Directors performs this oversight role by using several different levels of review. In connection with its reviews of our operations and corporate functions, the Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, the Board of Directors reviews the risks associated with our business strategies periodically throughout the year.
Each of our board committees also oversees the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Financial Officer reports to the Audit Committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our Audit Committee meets privately with representatives from our reporting accounting firms and our Chief Financial Officer. The Audit Committee oversees the
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operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to the Board of Directors regarding these activities.
Responsible Business & Sustainability Commitment
BeiGene’s mission is to build the first next-generation global oncology company — one that expands the highest-quality therapies to more people — through courage, persistent innovation, and challenging the status quo. Achieving our mission requires that we operate responsibly in all aspects of our business.
We recognize that our Responsible Business & Sustainability practices and progress are central to our success as a growing global organization. In order to execute on providing innovative medicines to patients around the world, meeting the diverse needs of our stakeholders and ensuring long-term sustainable growth, we must be able to attract and retain key talent, ensure operational resiliency, and mitigate risk.
Our Responsible Business & Sustainability strategy focuses on four key pillars:
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Advancing Global Health: We are focused on discovering innovative cancer medicines that meet the needs of more people, solutions that enable access to care and treatments and closing the gap on health inequities.

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Empowering Our Colleagues: We are committed to fostering a culture of innovation, mutual respect and belonging, building a diverse workforce, and improving the well-being of our colleagues.

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Innovating Sustainably: We proactively assess and seek to mitigate both the impact our business has on the environment as well as the risk of climate change to our business while taking appropriate actions to ensure business continuity and the delivery of critical medicines to our patients.

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Operating Responsibly: We operate with integrity and transparency, ensuring appropriate oversight, controls and risk management are in place to meet the diverse expectations of our patients, stakeholders, and society.

Given the increasing importance of these issues to both our Company and external stakeholders, a dedicated Responsible Business & Sustainability Working Group (previously known as the ESG Working Group) was formed in June 2022. This group, comprised of four members of our Board of Directors and seven colleagues from different functions, including two members of the executive leadership team, meets quarterly with BeiGene’s Responsible Business & Sustainability team to review pressing topics and keep apprised of emerging issues. In early 2023, the working group reviewed and approved BeiGene’s climate risk assessment and strategy and later in the year approved the first quantitative emissions reduction target.
In April 2024, we released our 2023 Responsible Business & Sustainability Report. A copy of the Report is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Responsible Business & Sustainability Reports”, “— HKEX Investors — Corporate Governance — Responsible Business & Sustainability Reports” and “— SSE Investors — Governance — Responsible Business & Sustainability Reports.” Reference to our 2023 Responsible Business & Sustainability Report in this Proxy Statement does not include or incorporate by reference the information from the 2023 Responsible Business & Sustainability Report into this Proxy Statement, and you should not consider that information a part of this Proxy Statement.
Audit Committee Report
The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
The Audit Committee operates under a written charter approved by the Board of Directors, which provides that its responsibilities include the oversight of the quality of our financial reports and other financial information and its compliance with legal and regulatory requirements; the appointment, compensation, and oversight of our reporting accounting firms, Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP, including reviewing their independence; reviewing and approving the planned scope of our annual
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audit; reviewing and pre-approving any non-audit services that may be performed by Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP and their affiliated entities; the oversight of our internal audit function; reviewing with management and our reporting accounting firm the adequacy of internal financial controls; and reviewing our critical accounting policies and estimates and the application of accounting principles generally accepted in the United States, Hong Kong SAR and the mainland China.
Ernst & Young LLP is responsible for auditing our annual consolidated financial statements and internal control over financial reporting filed with the SEC in accordance with the Securities and Exchange Act of 1934, as amended. Ernst & Young is responsible for auditing our annual financial statements filed with The Stock Exchange of Hong Kong. Ernst & Young Hua Ming LLP is responsible for auditing our annual financial statements filed with the SSE. Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP are members of the global Ernst & Young firm.
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. Ernst & Young LLP is responsible for performing an independent audit of our consolidated financial statements and the audit of internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) of the United States for the fiscal year ended December 31, 2023. The Audit Committee’s main responsibility is to monitor and oversee this process.
The Audit Committee reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2023. The Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, and SEC Regulation S-X Rule 207, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
The Audit Committee considered any fees paid to Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP for the provision of non-audit related services and does not believe that these fees compromise Ernst & Young LLP’s, Ernst & Young’s and Ernst & Young Hua Ming LLP’s independence in performing the audits for the fiscal year ending December 31, 2024. In appointing Ernst & Young LLP as our independent registered accounting firm for the audits of our consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2024 to be filed with the SEC, the Audit Committee considered any fees paid to Ernst & Young LLP and does not believe that these fees compromise Ernst & Young LLP’s independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.
THE AUDIT COMMITTEE
Anthony C. Hooper (Chairperson)
Dr. Olivier Brandicourt
Dr. Corazon (Corsee) D. Sanders
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COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Introduction
The Compensation Committee oversees our compensation and benefit plans and policies, administers our equity incentive plans, reviews, and approves all compensation decisions relating to our executive officers, and makes recommendations to the Board of Directors on compensation for our Chief Executive Officer, Chief Financial Officer and President. The Compensation Committee considers recommendations from our Chief Executive Officer regarding the compensation of our named executive officers and other key officers other than the Chief Executive Officer. The Compensation Committee has the authority under its charter to engage the services of a consulting firm or other outside advisor to assist it in designing our compensation programs and in making compensation decisions. This section discusses the principles underlying our policies and decisions with respect to the compensation of our named executive officers and material factors relevant to an analysis of these policies and decisions. Our named executive officers for 2023 are set forth below:
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John V. Oyler, Co-Founder, Chairman and Chief Executive Officer;

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Dr. Xiaobin Wu, President, Chief Operating Officer and General Manager of China;

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Julia Wang, Chief Financial Officer;

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Dr. Lai Wang, Global Head of Research and Development; and

•
Chan Lee, Senior Vice President, General Counsel and Assistant Secretary.

The goal of our compensation programs is to align compensation delivery with performance for shareholders, measured both internally against budgets and externally through share price. We believe this alignment was achieved in 2023.
2023 Performance Highlights
We believe that 2023 was a significant growth year for the Company, as evidenced by results including the expansion of our commercial and clinical stage portfolio, additional regulatory approvals in the U.S., China, Europe and other markets, and increasing total and product revenue as well as improved operating margins. As described below, during 2023, we made significant progress on our commercial, clinical, regulatory, manufacturing, research, and other business goals, including the following factors that influenced the executive compensation decisions made by the Compensation Committee and/or the Board of Directors for the 2023 compensation of our named executive officers:
Commercial Operations
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Total revenue increased from the prior year by US$1.0 billion, totaling US$2.5 billion for 2023.

•
Delivered product revenue of US$2.2 billion in 2023 compared to US$1.3 billion in the prior year, representing a 75% increase.

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Total China net revenue increased from the prior year by US$253 million, totaling US$1.1 billion for 2023.

•
North America BRUKINSA revenue totaled US$960 million for 2023, increasing 244% from the prior year.

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17 approved medicines in China, including 12 approved indications for tislelizumab and five approved Novartis oncology products in designated regions of China.

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Expanded BRUKINSA’s registration program globally in new geographies and indications with approval now in 65+ markets worldwide.

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Delivered Total Shareholder Return of 28.6% for the five-year period which ended on December 31, 2023, which is at the 43rd percentile of our current peer group companies. Since IPO, BeiGene has delivered Total Shareholder Return of 536.9% which is at the 87th percentile of our current peer group of companies.

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Collaboration Highlights and Corporate Development
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Entered into a new collaboration with Ensem Therapeutics, Inc. to acquire an exclusive global license to a differentiated CDK2 inhibitor, complementing our early development pipeline in breast cancer and other solid tumors.

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Entered the final phase of construction at U.S. flagship biologics manufacturing and clinical R&D facility at the Princeton West Innovation Campus in Hopewell, New Jersey. The property has more than 1 million square feet of total developable real estate, allowing for future expansion and is expected to be operational in July 2024.

•
Completed construction of a 250,000-square-foot ADC production facility with additional 170,000-square-foot biologics clinical production capabilities at our state-of-the-art biologics facility in Guangzhou, China, which brings the total capacity of 65,000 liters.

•
Completed construction of our new small molecule manufacturing campus in Suzhou, China. Phase 1 added more than 559,000 square feet and expand production capacity 1 billion solid dosage form units annually.

Overview of our Compensation Programs
The Compensation Committee strives to ensure that our compensation programs are aligned with the interests of our shareholders and our business goals, and that the total compensation paid to each of our named executive officers is fair, reasonable, and competitive. Key elements of our compensation programs include the following:
Compensation Element	Purpose	Features
Base salary	To attract and retain highly skilled executives	Fixed component of pay to provide financial stability, based on responsibilities, experience, individual contributions and peer company data
Annual cash incentive program	To promote and reward the achievement of key short-term strategic and business goals of the Company as well as individual performance; to motivate and attract executives	Variable component of pay based on annual corporate and individual performance
Equity incentive compensation	To encourage executives and other employees to focus on long-term Company performance and align their interests with shareholders; to promote retention; to reward outstanding Company and individual performance	Typically, subject to multi-year vesting based on continued service and are primarily in the form of share options and RSUs, the value of which depends on the performance of our ADSs, to align employee interests with those of our shareholders over the longer-term
In addition to our direct compensation elements, the following features of our compensation programs are designed to align our executive officers with shareholder interests and with market best practices:
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What We Do	What We Don’t Do
✓ Maintain an industry-specific peer group for benchmarking pay	× No hedging or pledging of equity unless approved by the insider trading compliance officer or the Audit Committee
✓ Target pay based on market norms	× No re-pricing share options without shareholder approval
✓ Deliver executive compensation primarily through performance-based pay	× No guaranteed cash or equity compensation increases
✓ Tie the majority of executive compensation to equity awards, the ultimate value of which is driven by our share price performance	× No supplemental executive retirement plans
✓ Set challenging short-term incentive award goals	× No excise tax gross-up payments for change-of-control payments
✓ Offer market-competitive benefits for executives that are consistent with the rest of our employees
✓ Consult with an independent compensation advisor on compensation levels and practices
✓ Maintain stock ownership policy for our executive officers equal to 6x base salary for our CEO, 3x base salary for our President and 1x base salary for our other executive officers
✓ Maintain a broad compensation recovery (“clawback”) policy
Non-Binding, Advisory Vote on Executive Compensation
At our 2023 annual general meeting of shareholders, we held a non-binding, advisory vote on executive compensation. 85.2% of the votes cast were voted in favor of the compensation of our named executive officers as disclosed in our 2023 proxy statement. The Compensation Committee believes that this level of affirmative votes conveyed our shareholders’ support of the Compensation Committee’s decisions and our existing executive compensation programs. The Compensation Committee reviewed the final vote results and has not made any material changes to our executive compensation programs or policies as a result of the vote.
Compensation Consultant
The Compensation Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”) to assist in an evaluation of our compensation philosophy, validate our compensation peer group, develop competitive market data to benchmark the compensation for our named executive officers and advise on matters related to our compensation structure and programs generally. The compensation consultant also consulted with the Compensation Committee about non-employee director compensation. During 2023, FW Cook reported directly to the Compensation Committee, performing the services described above on behalf of the Compensation Committee and interacting with our management while performing those services. Based on consideration of the factors set forth in the rules of the SEC and Nasdaq, the Compensation Committee has determined that its relationship with FW Cook, and the work performed by FW Cook on behalf of the Compensation Committees has not raised any conflicts of interest.
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Defining and Comparing Compensation to Market Benchmarks
In evaluating the total compensation of our named executive officers, the Compensation Committee, using information provided by our compensation consultant, establishes a peer group of publicly traded companies in the biopharmaceutical and biotechnology industries that is selected based on a balance of the following criteria:
Peer Group Criteria	General Characteristics
Industry	Biotechnology and pharmaceuticals
Relevance	Competitors for labor Competitors for capital Comparable scope and complexity Comparable in terms of R&D/commercialization
Size	Market capitalization between 0.33x and 3x of BeiGene’s size Revenue is a secondary consideration because it can lag development
Based on these general criteria, our peer group for considering 2023 compensation decisions, referred to as our 2023 peer group, as approved by the Compensation Committee, was comprised of the following 13 companies:
Alnylam Pharmaceuticals, Inc.	Jazz Pharmaceuticals plc	Seagen Inc.
Biogen Inc.	Moderna, Inc.	United Therapeutics Corporation
BioMarin Pharmaceutical, Inc.	Neurocrine Biosciences, Inc.	Vertex Pharmaceuticals Inc.
Horizon Therapeutics plc	Regeneron Pharmaceuticals, Inc.
Incyte Corporation	Sarepta Therapeutics, Inc.
The peer group used for 2023 pay decisions reflects the removal of Alexion Pharmaceuticals, Inc. (acquired) and Ionis Pharmaceuticals, Inc. (outside of size parameters), and the addition of United Therapeutics Corporation. At the time the peer group was selected, BeiGene’s market capitalization was near the 50th percentile of the peers’ market capitalization for the most recently disclosed fiscal year (i.e., the period corresponding to the most recent pay disclosures).
We believe that the compensation practices of our 2023 peer group provided us with appropriate compensation benchmarks for evaluating the compensation of our named executive officers during 2023. Notwithstanding the similarities of the 2023 peer group to our Company, due to the nature of our business, we compete for executive talent with many public companies that are larger and more established than we are or that possess greater resources than we do, and with smaller private companies that may be able to offer greater equity compensation potential, as well as with prestigious academic and non-profit institutions. In 2023, the Compensation Committee generally positioned our officers’ total cash compensation, including base salaries and target annual incentives, at or below the 25th percentile, and equity incentive awards above the median, in order to link compensation more closely with corporate performance and the creation of shareholder value.
In addition, the Compensation Committee may consider other criteria, including market factors, the experience level of the executive and the executive’s performance against company goals, in determining variations to this general target range.
For purposes of compensation in 2024, the Compensation Committee, with the advice of our compensation consultant, examined our 2023 peer group considering our continued growth throughout 2023, the stage of development of our research, clinical and commercial programs, and changes in our market capitalization. With reference to these and consideration of other key business metrics, our current peer group will remain unchanged for 2024, as approved by the Compensation Committee, and is comprised of the 13 companies noted above. At the time the peer group was approved, BeiGene’s market capitalization was near the 58th percentile of the peers’ market cap for the most recently disclosed fiscal year (i.e., the period corresponding to the most recent pay disclosures).
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In addition to our peer group of U.S. publicly traded companies, our human resources team also gathers information on compensation practices and benchmarks of biotechnology and pharmaceutical companies operating in China. While this information is more difficult to obtain than in the United States, we use this market data, where available, and information from our own recruiting experience, to ensure that our compensation and benefits programs in China remain competitive and help us to recruit, motivate and retain our China workforce more effectively.
Other Key Performance Factors in Determining Executive Compensation
As the biopharmaceutical industry is characterized by a very long product development cycle, including a lengthy research and development period and a rigorous approval phase involving clinical studies and governmental regulatory approval, many of the traditional benchmarking metrics alone, such as profit measures, may not be appropriate for a global oncology company such as our Company. Instead, the specific performance factors the Compensation Committee considers when determining the compensation of our named executive officers include:
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new product launches and product sales revenues;

•
key research and development achievements;

•
initiation and progress of clinical trials for our medicines and drug candidates;

•
expansion of our commercialization, manufacturing and operational capabilities;

•
achievement of regulatory milestones;

•
establishment and maintenance of key strategic relationships and new business initiatives, including collaborations and financings; and

•
development of organizational capabilities and management of our growth.

These performance factors are considered by the Compensation Committee in connection with our annual performance reviews described below and are a critical component in the determination of annual cash and equity incentive awards for our executive officers.
Compensation Objectives and Philosophy
The goal of our compensation programs is to provide market-based compensation opportunities and align compensation delivery with performance, measured both internally against budgets and externally through long-term shareholder value creation. Our compensation programs enable us to attract, motivate and retain executive and independent director talent so that we may best serve our patients across the globe. Further, our compensation programs are aligned with the shareholders’ interests, our business goals and market best practices. We aim to ensure that the total compensation paid to all of our Executives and Directors is fair, reasonable and competitive. We believe that the compensation program aligns with our objectives, although we are continually benchmarking and otherwise assessing our programs and practices. We engage our independent consultant, FW Cook, which reports directly to the Compensation Committee. FW Cook assists with the evaluation of our compensation philosophy, determination of our compensation peer group, assembly of competitive market data to benchmark the compensation for our Executives and Directors, and development of recommendations for the Compensation Committee.
The market for qualified and talented executives in the biopharmaceutical industry, particularly in oncology and in the locations where we operate, is highly competitive, and we compete for talent with many companies that have greater resources than we do. Globally, immuno-oncology is one of the most competitive fields where companies, large and small, compete for talent. In China, there are a limited number of highly qualified biopharmaceutical executives, and we compete with large multinational pharmaceutical companies and an increasing number of growing biotechnology companies for talent. In light of these factors, we believe that our compensation program is a critical factor in our ability to attract, motivate, and retain top talent in this exceedingly competitive environment and, in turn, to our ability to capitalize on our market opportunity and succeed as a company.
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Executive Compensation
We may award annual merit-based increases in base salary based upon an assessment of each executive’s performance and the scope of his or her responsibilities, although we have generally kept executive officer salaries at or below the 25th percentile. We have a formal annual bonus plan with pre-established goals and weightings, which was designed to reward annual achievements based upon quantitative and qualitative company performance as well as individual performance. We awarded cash incentive payments to our named executive officers and the other members of our senior management team under our annual incentive program, which is described in more detail below.
We typically make equity grants to our executive officers upon commencement of their employment and annually following a review of company performance and their individual performance. Our pay philosophy for executive officers emphasizes equity compensation over cash to strengthen executive officers’ alignment with shareholders and ensure that pay delivery is connected to actual company performance. The mix of compensation components is designed to reward annual results as well as drive long-term company performance and create shareholder value.
Components of Compensation
Base Salary
We provide base salaries to our named executive officers to compensate them with a fair and competitive base level of compensation for services rendered during the year. The Compensation Committee typically determines the base salary for each executive based on the executive’s responsibilities, experience and, if applicable, the base salary level of the executive prior to joining our Company. In addition, the Compensation Committee reviews and considers the level of base salary paid by companies in our peer group for similar positions.
Merit-based increases in base salary for our executive officers, other than our Chief Executive Officer, President, Chief Operating Officer and General Manager of China, and Chief Financial Officer, are determined by the Compensation Committee based upon a summary of the executive officer’s performance and a recommendation from our Chief Executive Officer.
Our Chief Executive Officer also provided a summary of performance for our President; Chief Operating Officer and General Manager of China; Chief Financial Officer; Global Head of Research and Development; and Senior Vice President, General Counsel and Assistant Secretary, and a recommendation for their merit-based increase in base salary.
Any merit-based increase in base salary for our Chief Executive Officer, President, Chief Operating Officer and General Manager of China, and Chief Financial Officer is determined by the Board of Directors and is based upon an assessment of performance by the Compensation Committee, input from the Board of Directors and a review of competitive benchmarking by the Compensation Committee.
At the beginning of 2023, the Compensation Committee and/or the Board of Directors approved merit increases in base salary for each of our named executive officers serving at that time, based upon the Company’s performance, each executive officer’s performance, and, in comparison to the base salaries of similar executive officers in our 2023 peer group. With respect to Mr. Oyler, our Chief Executive Officer, his annual base salary was increased from US$800,000 (the 10th percentile of our 2023 peer group at the end of 2022) to US$871,000 (the 25th percentile of our 2023 peer group at the end of 2022). After the below increases, our named executive officers were all compensated at or below the 25th percentile of our 2023 peer group.
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The table below sets forth the adjustments to base salary, in dollars and as a percentage, for each of our named executive officers serving at the time the decisions were made in February 2023:
	Base Salary
Name	2022 (US$)	2023 (US$)	Increase (%)
John V. Oyler	800,000	871,000	8.9%
Dr. Xiaobin Wu	685,317(1)	756,435(1)	10.4%
Julia Wang	560,000	600,000	7.1%
Dr. Lai Wang	518,497(1)	585,558(1)	12.9%
Chan Lee	550,000	600,000	9.1%

(1)
RMB salaries are translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.1415 in 2023.

2023 Annual Non-Equity Incentive Program
In February 2023, the Compensation Committee approved our annual cash incentive program for 2023. Our bonus plan was based on pre-established, quantifiable objectives.
For 2023, each of our named executive officers’ cash incentive award was based 75% on Company goals and 25% on individual performance. The Company performance metrics against which our executive officers are measured are clearly communicated, measurable, and consistently applied.
Potential payouts range from 0% to 162.5% of the target opportunity to align delivered pay with actual performance. The 162.5% maximum is calculated as follows: the corporate portion is weighted 75% with a maximum of 150% of target plus the individual portion is weighted 25% and capped at 200% of target. In addition, the Compensation Committee had the discretion under the 2023 annual cash incentive program to adjust downward any cash incentive award as it deemed appropriate.
In making its determination regarding awards under the 2023 annual cash incentive program, the Compensation Committee considered our success against our 2023 company target and stretch goals in funding the corporate portion. The 2023 company goals approved by the Compensation Committee, the relative target and maximum weightings assigned to each goal at the beginning of the year, and the actual achievement during the performance period as a percentage of our target company goals, were as follows:
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2023 Annual Non-Equity Incentive Program
2023 Corporate Goals	2023 Corporate Key Achievements	Target Weighting (% Corporate Portion)	Maximum Weighting (% Corporate Portion)	Actual Achievement for 2023 (as a % of target)
Research Innovation	Research Innovation Focus	15%	23%	15%
	Created patient value through scientific discovery and clinical differentiation, with key achievements including: 1. Selected 10 clinical candidates, all potential first-in-class or best-in-class; 2. Achieved first patient dosed for 5 assets in first-in-human studies, all potential first-in-class or best-in-class; and 3. Improved upon several existing internal discovery platforms and expanded in-house research tools and capabilities.			(100)%
Clinical Development	World Leading Clinical Development	15%	23%	16.5%
	Continued to strive towards world leading clinical development, with key achievements including: 1. Completed key submissions for BRUKINSA in R/R FL; 2. Submitted two new applications to China NMPA for expanded indication approvals of tislelizumab; 3. Completed key submissions for TEVIMBRA outside of China including 1L ESCC in the US; 4. Furthered fast-to-market strategy and expanded indications of BCL2; 5. Publication in Nature Medicine for TEVIMBRA + BRUKINSA combo in Richter Transformation; and 6. Improved process for decision making and prioritization in clinical development.			(110)%
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2023 Corporate Goals	2023 Corporate Key Achievements	Target Weighting (% Corporate Portion)	Maximum Weighting (% Corporate Portion)	Actual Achievement for 2023 (as a % of target)
China Leadership	China Commercial Leadership	20%	30%	27%
	Strive to be a commercial leader in China, with key achievements including: 1. Achieved annual total product sales of US$1.093 million; 2. Further expanded leading class positions in China for both tislelizumab and BRUKINSA; and 3. Obtained six new indication approvals in China for tislelizumab and BRUKINSA.			(135)%
Global Leadership	Global Leadership, Access & Reputation	40%	60%	60%

Build a global reputation as an innovative oncology leader, with key achievements including:
1.
Achieved annual total product sales of US$1,068 million for BRUKINSA in US and Europe, representing 164% annual growth;

2.
Obtained BRUKINSA R/R CLL label update in US and EU based on superior Progression-Free Survival (PFS) over IMBRUVICA® (ibrutinib) in CLL (ALPINE PFS);

3.
Demonstrated durable PFS benefit relative to Imbruvica with extended follow-up (median 39 mo.) of ALPINE study presented at ASH;

4.
Negotiated global rights to TEVIMBRA back from Novartis; and

5.
Obtained approval for TEVIMBRA in Europe as the first approval outside of China.

				(150)%
Broader Accessibility	Broader Accessibility	5%	7.5%	4%
	Build a strategic presence in designated New Market regions, with key achievements including: 1. Expanded approvals for BRUKINSA to a total of 65+ markets; 2. Obtained CLL approvals for BRUKINSA in key markets including Australia and S. Korea; 3. Achieved key reimbursement listings for BRUKINSA including for CLL in Australia and for WM in S. Korea; and 4. Obtained approval for TEVIMBRA in S. Korea as the first approval outside of China and Europe.			(79)%
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Executive Compensation
2023 Corporate Goals	2023 Corporate Key Achievements	Target Weighting (% Corporate Portion)	Maximum Weighting (% Corporate Portion)	Actual Achievement for 2023 (as a % of target)
Business Maturity	Business Maturity	5%	7.5%	7.5%
	Working to build a more mature global business, with key achievements including: 1. Recruited and retained key talent, while minimizing unwanted attrition and maintaining employee engagement; 2. Identified opportunities to build financial and process efficiencies and enable lean business operations and significantly reduce non-GAAP operating loss; and 3. Achieved 100% successful Health Authority Inspections and timely and successful completion of quality training for key personnel.			(150)%
TOTAL		100%	150%	130%
				(130)%
The Compensation Committee determined actual achievement against the pre-defined company goals for 2023. Specifically, during 2023, we made significant progress on our business goals, including the events which are summarized above under “2023 Performance Highlights.”
Based on our overall performance during 2023, the Compensation Committee determined that our corporate performance should be scored at 130% of target based on our Company’s extraordinary performance during the year.
In determining each named executive officer’s 2023 annual cash bonus, the Compensation Committee also considered individual performance in addition to the Company’s performance.
Based on the recommendation of the Compensation Committee, the Board of Directors determined that for individual performance, Mr. Oyler achieved 130% of target, Dr. Wu achieved 130% of target, Ms. Julia Wang achieved 110% of target, Dr. Lai Wang achieved 130% of target, and Chan Lee achieved 130% of target.
The table below shows the target award under our 2023 incentive program as a percentage of each named executive officer’s annual base salary in 2023, the target cash award opportunity in dollars for 2023 and the actual cash bonus payments made to our named executive officers for 2023 performance, which were paid in March 2024, as well as the actual bonus payment as a percentage of the target award opportunity.
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Name	2023 Target Award (% of Base Salary)	2023 Target Award Opportunity (US$)	2023 Actual Bonus Payment (US$)	2023 Actual Bonus Payment (% of Target Award Opportunity)
John V. Oyler	100%	871,000	1,132,300	130%
Dr. Xiaobin Wu	75%	567,259(1)	737,437(1)	130%
Julia Wang	60%(2)	360,000	450,000	125%
Dr. Lai Wang	60%(2)	351,335(1)	456,735(1)	130%
Chan Lee	50%	300,000	390,000	130%

(1)
Bonus payment was calculated using 2023 RMB salary which was translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.1415 in 2023.

(2)
In February 2023, the Compensation Committee approved a 10% increase for the annual cash incentive program opportunity for Julia Wang and Dr. Lai Wang for the 2023 performance period. The new target opportunity is 60% of base salary to better align with the competitive market data of the current peer group.

Equity Awards
Our equity award program is designed to:
•
reward demonstrated leadership and performance;

•
align our executive officers’ interests with those of our shareholders;

•
retain our executive officers through the term of the awards;

•
maintain competitive levels of executive compensation; and

•
motivate our executive officers for outstanding future performance.

The market for qualified and talented executives in the biopharmaceutical industry, particularly in oncology and in the locations where we operate, is highly competitive, and we compete for talent with many companies that have greater resources than we do. We believe equity compensation is a crucial component of the executive compensation packages we offer because it provides upside opportunity while directly aligning delivered pay with actual shareholder return.
Since 2018, our executive officers’ equity awards have been granted in the form of share options and time vested RSUs. We typically grant equity awards to each of our executive officers upon commencement of employment and annually in connection with our review of corporate and individual performance.
All equity awards to our executive officers are approved by the Compensation Committee or, in the case of equity awards for our Chief Executive Officer, President, Chief Operating Officer and General Manager of China, and Chief Financial Officer, are reviewed and recommended by the Compensation Committee for approval by the Board of Directors. Other than equity awards to new hires, which are granted on the last business day of the month in which employees commence employment, equity awards are typically granted on the date of the annual general meeting of shareholders in June each year.
The size of equity awards varies among our executive officers based on their positions and annual performance assessments. In addition, the Compensation Committee reviews all components of the executive’s compensation to ensure that his or her total compensation is aligned with our objectives. All share options granted to our executives have an exercise price equal to the higher of 1/13 of the closing price of our ADSs on the date of grant or 1/13 of the average closing price of our ADSs for the five business days prior to the date of grant, and the recipient will not realize any value from his or her options unless our share price increases above the exercise price. Accordingly, this portion of our executive officers’ compensation is at risk and is directly aligned with shareholder value creation.
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In addition, time-vested equity grants to our executive officers typically vest in equal installments over four years, which we believe provides an incentive to our executives to add value to the Company over the long term and to remain with our Company. Typically, the share options we grant to our executives have a 10-year term and vest as to 25% of the shares on the first anniversary of the grant date and then in equal monthly installments thereafter until the fourth anniversary of such date.
Vesting of option grants, RSUs and PSUs to employees ceases upon termination of employment. Exercise rights on vested options typically cease three months following termination of employment, except in the case of death or disability. Prior to the exercise of an option, the holder of a share option does not have any rights as a shareholder with respect to the shares subject to that option, including voting rights or the right to receive dividends or dividend equivalents. As part of the ongoing review of our compensation strategy and practices, the Compensation Committee determines the appropriate mix of the type of equity awards, based in part on recommendations from our compensation consultant. The Compensation Committee believes that this deliberate mix of equity ensures that wealth creation remains tied to share performance (through share options) and promotes retention (through RSUs). The Compensation Committee may adjust the mix of award types or approve different award types as part of the Company’s overall compensation strategy. Awards made in connection with a new, extended or expanded employment relationship may involve a different mix of equity awards, depending on the Compensation Committee’s assessment of the total compensation package being offered.
Beginning in June 2024, we will be granting PSUs as part of our equity mix for SVPs and above, with Mr. Oyler’s PSU grant being subject to shareholder approval. The PSUs will have a three-year performance period with cliff vesting, utilizing total revenue as the metric for performance. The final equity package for these employees will consist of 1/3 PSUs, 1/3 RSUs, and 1/3 options.
In connection with the annual review of each executive officer’s performance, in June 2023, the Board of Directors and/or the Compensation Committee approved annual equity incentive awards for our named executive officers serving at that time.
The annual equity incentive awards granted in June 2023 to our named executive officers serving at that time are set forth in the table below:
	Option Award			RSU Award
Name	Option Award (# Ordinary Shares)	Grant Date Fair Value (US$)	Exercise Price per ordinary shares (US$)	RSU Award (# Ordinary Shares)	Grant Date Fair Value (US$)	Total Grant Date Fair Value (US$)
John V. Oyler	1,349,907	10,999,987	16.41	355,641	5,499,851	16,499,838
Dr. Xiaobin Wu	760,851	6,199,947	16.41	200,447	3,099,836	9,299,783
Julia Wang	409,058	3,333,291	16.41	107,770	1,666,622	4,999,913
Dr. Lai Wang	507,234	4,133,298	16.41	133,627	2,066,490	6,199,788
Chan Lee	248,950	2,028,619	16.41	65,585	1,014,247	3,042,866
The standard mix for our 2023 executive equity awards was 2/3 options and 1/3 RSUs, and the 2023 annual awards to our named executive officers were granted using this mix.
The equity awards granted to our named executive officers during 2023 and the grant date fair value of those awards determined in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 718, are shown in the 2023 Grants of Plan-Based Awards table below.
For the 2024 annual equity award to Mr. Oyler, the Board of Directors has approved a mix of 1/3 options, 1/3 RSUs and 1/3 PSUs grant and is being submitted for shareholder approval in this Proxy Statement. The addition of PSUs into the equity mix reflects a strong performance orientation that aligns the interests of our executive officers with our shareholders.
Benefits and Other Compensation
Other compensation to our executives consists primarily of broad-based benefits that we provide to all full-time employees (which may vary based on the location of employment), including health benefits (medical, dental and vision insurance), life and disability insurance, and retirement benefits.
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In addition, our full-time employees in the People’s Republic of China (“PRC”), including some of our named executive officers, participate in a government mandated defined contribution plan, pursuant to which pension benefits, medical care, an employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that our PRC subsidiaries make contributions to the government for these benefits based on percentages of the employees’ salaries.
Our U.S. subsidiary maintains a 401(k) retirement plan for eligible employees (which may include full-time or part-time) in the United States, including some of our named executive officers, with an opportunity to save for retirement on a pre-tax, Roth or after-tax basis. Pursuant to the 401(k) plan, participants will be able to elect to contribute to the statutorily prescribed annual limit (which was US$22,500 in 2023), with additional contribution amounts not to exceed US$6,500 available to participants beginning in the year they become 50 years of age. Our U.S. subsidiary matched employee contributions dollar for dollar up to 5% of eligible compensation, for 2023, which includes base salary and annual bonus.
Pursuant to the 2018 ESPP, our employees, including some of our named executive officers, have an opportunity to purchase our ordinary shares (including in the form of ADSs) at a discount on a U.S. tax-qualified basis through payroll deductions. The 2018 ESPP is designed to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. The purpose of the 2018 ESPP is to encourage our employees, including our named executive officers, to become our shareholders and better align their interests with those of our other shareholders. Our Chief Executive Officer is not eligible to participate in the 2018 ESPP because he owns more than 5% of our outstanding shares.
We do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites to our named executive officers, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him or her more efficient and effective, and for recruitment and retention purposes, as disclosed in this Proxy Statement. For example, we provide tax equalization and reimbursement for tax preparation services for some of our named executive officers due to the complexity of the international tax regime. In the future, we may provide perquisites or other personal benefits in limited circumstances. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.
Our named executive officers may be entitled to certain severance and/or change in control protections pursuant to their employment agreements, which are described below under “Employment Agreements with Our Named Executive Officers.” Our goal in providing severance and change in control benefits is to offer sufficient cash continuity protection such that our executives will focus their full time and attention on the requirements of the business rather than the potential implications for their respective position. We prefer to have certainty regarding the potential severance amounts payable to the named executive officers, rather than negotiating severance at the time that a named executive officer’s employment terminates.
2024 Compensation Actions
Base Salary
In February 2024, the Compensation Committee and/or the Board of Directors approved merit increases in base salary for all of our named executive officers serving at that time effective as of March 1, 2024, based upon the Company’s and individual’s performance in 2023 and, in comparison to the base salary of similar executive officers in our 2024 peer group. With respect to Mr. Oyler, our Chief Executive Officer, his annual base salary was increased from US$871,000 (the 12th percentile of our 2024 peer group at the end of 2023) to US$1,100,000 (the 25th percentile of our 2024 peer group at the end of 2023). The increase in Mr. Oyler’s base was intended to address his continued material shortfall in compensation compared to our 2024 peer group. The table below sets forth the adjustments to base salary, in dollars and as a percentage, for each of our named executive officers receiving an increase, with 2024 base salaries being at or below the 25th percentile of our current peer group for each of our named executive officers.
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Executive Compensation
	Base Salary
Name	2023 (US$)	2024 (US$)	Increase (%)
John V. Oyler	871,000	1,100,000	26.3%
Dr. Xiaobin Wu	756,345(1)	804,751(1)	6.4%
Julia Wang	600,000	620,000	3.3%
Dr. Lai Wang	585,558(1)	621,862(1)	6.2%
Chan Lee	600,000	621,000	3.5%

(1)
RMB salaries are translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.1415 in 2023.

Annual Non-Equity Incentive Compensation
In February 2024, the Compensation Committee approved a change to the mix for our executive equity awards from 2/3 options and 1/3 RSUs for 2023 to 1/3 PSUs, 1/3 options, and 1/3 RSUs for 2024. Beginning in June 2024, we will be granting PSUs as part of the equity mix for SVPs and above. There will be a three-year performance period with cliff vesting, utilizing revenue as the metric for performance.
Compensation Policies and Practices
Delegation of Equity Granting to Our Chief Executive Officer and/or Chief Financial Officer
Currently, all of our employees, including our named executive officers, are eligible to participate in our Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”). All new full-time employees are granted share options and/or RSUs when they start employment and certain continuing employees are eligible for share option and/or RSU awards on an annual basis based on performance and upon promotions to positions of greater responsibility. The Compensation Committee has delegated to our Chief Executive Officer and/or our Chief Financial Officer, the authority to make equity awards under our 2016 Plan to new hires and in connection with promotions and with our annual incentive program, in each case other than to employees with a title of senior vice president or above or who are subject to Section 16 of the Exchange Act. The value of shares underlying share options and the value of RSUs either of them may grant to any one individual must be within a range based on job title specifically set by the Compensation Committee for these awards, and the aggregate number of shares underlying share options and the number of RSUs either of them may grant within a period must be within specified limits set by the Compensation Committee for these awards. The exercise price of share options is equal to the higher of 1/13 of the closing price of our ADSs on the Nasdaq on the date of grant and the average closing price of our ADSs over the five business days prior to the date of grant. With respect to share option awards and RSUs to new hires other than the employees with a title of senior vice president or above, our Chief Executive Officer and/or Chief Financial Officer are authorized to approve the award in connection with such hire and provide that the award is generally to be granted on the last trading day of the calendar month following the employee’s start date. With respect to share option and RSU awards made in connection with promotions other than of employees with a title of senior vice president or above, John V. Oyler or Julia Wang is authorized to approve the awards in connection with such promotion. We are required to maintain a list of share options and RSUs granted pursuant to this delegated authority and periodically report to the Compensation Committee such awards.
Stock Ownership Policy
In February 2019, we adopted a Stock Ownership Policy applicable to our directors and executive officers, to further align the interests of the leadership of our Company with those of our shareholders. The stock ownership policy requires our Chief Executive Officer hold equity worth at least six times his annual base salary; our President, Chief Operating Officer and General Manager of China hold equity worth at least three times his annual base salary; each of our other executive officers hold equity worth at least one times his or her annual base salary; and each of our non-employee directors hold equity worth at least five times the annual board cash retainer. Newly appointed or elected persons have five years to achieve compliance with the requirements of our Stock Ownership Policy. Compliance with our stock ownership policy is determined on an annual basis on the last trading day of each fiscal year. As of December 29, 2023, all directors and executive officers were in compliance with our stock ownership policy.
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Insider Trading Policy and Hedging Policy
Our insider trading policy expressly prohibits short sales by our named executive officers, directors and specified other employees. Unless such transaction has been approved by the insider trading compliance officer or the Audit Committee, our insider trading policy expressly prohibits derivative transactions of our shares by our named executive officers, directors and specified other employees, including purchases or sales of puts, calls or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities; or other hedging transactions with respect to the Company’s securities. In addition, our insider trading policy expressly prohibits our named executive officers, directors and specified other employees from using the Company’s securities as collateral in a margin account. No named executive officers, directors and specified other employees may pledge Company securities as collateral for a loan (or modify an existing pledge) unless the pledge has been approved by the insider trading compliance officer or the Audit Committee.
Rule 10b5-1 Plans
Our policy governing transactions in our securities by directors, officers and employees permits our directors, officers and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Under these trading plans, an individual relinquishes control over the transactions once the trading plan is put into place. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our Company.
Clawback Policy
The Compensation Committee and Board of Directors adopted our compensation recover policy on November 21, 2023 in compliance with the Nasdaq listing rules. A copy of the compensation recovery policy is filed as Exhibit 97 to our Annual Report on Form 10-K for the year ended December 31, 2023. The policy allows the Company to recover erroneously awarded incentive-based compensation tied to a financial reporting measure from executive officers and certain other employees designed by the Board of Directors or the Compensation Committee as being subject to the policy in the event the Company is required to prepare a restatement of previously issued financials due to material noncompliance with any financial reporting requirement, regardless of fault or misconduct, under securities laws. Incentive-based compensation includes any compensation that is granted, earned, or vested based on attainment of a financial reporting measures, including but not limited to stock options, restricted stock units, and performance stock units. The policy further permits the Company to recover all equity-based compensation, even that not tied to a financial reporting measure, to the extent the restatement is on account of such person’s gross negligence, willful misconduct or fraud.
Compensation Risk Assessment
We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
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COMPENSATION COMMITTEE REPORT
The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management. Based upon such review and discussion, the Compensation Committee recommended to the Board of Directors that such section be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 26, 2024.
THE COMPENSATION COMMITTEE
Dr. Margaret Dugan (Chairperson)
Ranjeev Krishana
Qingqing Yi
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COMPENSATION TABLES
Summary Compensation Table
The following table presents information regarding the total compensation awarded to, earned by, and paid during the fiscal years ended December 31, 2023, 2022 and 2021, to each of our named executive officers.
Name and Principal Position	Year	Salary (US$)	Share Awards (US$)(1)	Option Awards (US$)(1)	Non-Equity Incentive Plan Compensation (US$)	All Other Compensation (US$)	Total
John V. Oyler, Co-Founder, Chairman and Chief Executive Officer	2023	871,000	5,499,851	10,999,987	1,132,300(2)	422,592(10)	18,925,730
	2022	800,000	3,999,886	11,999,969	1,120,000(6)	127,812	18,047,667
	2021	740,000	3,749,738	11,249,988	919,080(7)	89,740	16,748,546
Dr. Xiaobin Wu, President, Chief Operating Officer and General Manager of China	2023	756,345(3)	3,099,836	6,199,947	737,437(2)(3)	206,604(11)	11,000,169
	2022	721,642(4)	2,249,887	6,749,952	757,724(4)(6)	212,688	10,691,893
	2021	701,637(5)	1,999,860	5,999,929	726,194(5)(7)	211,600	9,639,220
Julia Wang, Chief Financial Officer	2023	600,000	1,666,622	3,333,291	450,000(2)	16,500(8)	6,066,413
	2022	560,000	2,249,925	3,749,918	392,000(6)	12,200	6,964,043
	2021	445,000	735,282	2,206,231	341,538(7)	11,600	3,739,651
Dr. Lai Wang, Global Head of Research and Development	2023	585,558(3)	2,066,490	4,133,298	456,735(2)(3)	74,485(12)	7,316,566
	2022	545,979(4)	1,499,977	4,499,968	382,185(4)(6)	68,757	6,996,866
	2021	526,228(5)	1,374,904	4,124,931	363,097(5)(7)	65,711	6,454,871
Chan Lee, Senior Vice President, General Counsel and Assistant Secretary	2023	600,000	1,014,247	2,028,619	390,000(2)	16,500(9)	4,049,366

(1)
Amounts represent the aggregate fair value on the grant date of options and RSUs granted to our named executive officers in 2023, 2022 and 2021, as applicable, computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements and discussions in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2023. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the named executive officers.

(2)
Represents 2023 performance-based cash incentive bonuses approved by the Compensation Committee or the Board of Directors, as applicable, and paid in 2024.

(3)
RMB was translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.1415 in 2023.

(4)
RMB was translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.1490 in 2022.

(5)
RMB was translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.1550 in 2021.

(6)
Represents 2022 performance-based cash incentive bonuses approved by the Compensation Committee or the Board of Directors, as applicable, and paid in 2023.

(7)
Represents 2021 performance-based cash incentive bonuses approved by the Compensation Committee or the Board of Directors, as applicable, and paid in 2022.

(8)
Amount reflects matching contributions under our 401(k) plan in the amount of US$16,500 for Julia Wang.

(9)
Amount reflects matching contributions under our 401(k) plan in the amount of US$16,500 for Chan Lee.

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(10)
Consists of US$68,681 in employer-paid health insurance premiums and an executive physical. These premiums consist of China medical coverage and global travel medical coverage due to the international nature of his role. In addition, there was US$47,014 in tax preparation and advisory services and US$56,070 for automobile benefits. Automobile benefits include car rental, driver, and car use related costs. Also includes Hart-Scott Rodino filing fee reimbursement of US$125,000 and US$125,827 in gross up for taxes associated with such filing fee requirement.

(11)
Consists of US$11,044 in employer-paid health insurance premiums, US$5,094 housing allowance, US$5,502 for tax advisory services, and US$184,964 attributable to automobile benefits. Automobile benefits include car rental, driver, car use related costs and an auto allowance.

(12)
Consists of US$12,271 in employer-paid health insurance premiums, US$5,094 in housing allowance, and US$57,120 attributable to automobile benefits. Automobile benefits include car rental, driver and car use related costs.

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Grants of Plan-Based Awards
The following table presents information regarding grants of plan-based awards during the fiscal year ended December 31, 2023, to each of our named executive officers.
Name		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)		All Other Share Awards: Number of Shares or Units (#Ordinary Shares)(2)	All Other Option Awards: Number of Securities Underlying Options (#Ordinary Shares)(3)	Exercise or Base Price of Shares and Option Awards (US$/Share)(4)	Grant Date Fair Value of Share and Option Awards (US$)(5)
	Grant Date	Target (US$)	Maximum (US$)
John V. Oyler		871,000	1,415,375
	6/15/2023			355,641			5,499,851
	6/15/2023				1,349,907	16.41	10,999,987
Dr. Xiaobin Wu		567,259(6)	921,796(6)
	6/15/2023			200,447			3,099,836
	6/15/2023				760,851	16.41	6,199,947
Julia Wang		360,000	585,000
	6/15/2023			107,770			1,666,622
	6/15/2023				409,058	16.41	3,333,291
Dr. Lai Wang		351,335(6)	570,919(6)
	6/15/2023			133,627			2,066,490
	6/15/2023				507,234	16.41	4,133,298
Chan Lee		275,000	446,875
	6/22/2022			65,585			1,014,247
	6/22/2022				248,950	16.41	2,028,619

(1)
Non-equity incentive plan awards consist of performance-based cash bonuses earned based upon achievement of pre-determined performance criteria during fiscal year 2023. The 2023 cash incentive bonus determinations are described in more detail above under the heading “2023 Annual Non-Equity Incentive Program.” The Company’s bonus program does not have any threshold level.

(2)
RSUs are subject to the time-based vesting schedule established by the Board of Directors or the Compensation Committee, as applicable, as described in the footnotes to the Outstanding Equity Awards at December 31, 2023 table below.

(3)
Share options are subject to a time-based vesting schedule established by the Board of Directors or the Compensation Committee, as applicable, as described in the footnotes to the Outstanding Equity Awards at December 31, 2023 table below.

(4)
The exercise price of these share options is equal to the higher of  (a) 1/13 of the closing price of our ADSs on the Nasdaq on the grant date and (b) 1/13 of the average closing price of our ADSs over the five business days prior to the grant date.

(5)
Amounts represent the aggregate fair value on the grant date of option awards and RSUs granted to our named executive officers in 2023 computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements and discussions in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2023. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the named executive officers.

(6)
Bonus calculations utilize RMB salaries that are translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.1415 in 2023.

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Executive Compensation
Outstanding Equity Awards at December 31, 2023
The following table summarizes, for each of our named executive officers, the number of ordinary shares underlying outstanding options and RSUs held as of December 31, 2023.
	Option Awards(1)					Stock Awards(2)
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Exercisable	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Unexercisable	Option Exercise Price (US$)	Option Expiration Date	Number of Shares That Have Not Vested (#Ordinary Shares)	Market Value of Shares or Units of Stock That Have Not Vested (US$)(3)
John V. Oyler	7/19/2015	11,400,500	—	0.50	7/19/2025
	7/13/2016	2,047,500	—	2.84	11/15/2026
	6/30/2017	934,999	—	7.70	9/26/2027
	4/30/2018	996,801	—	13.04	4/29/2028
	6/26/2018	1,310,088	—	12.34	6/25/2028
	6/5/2019	2,193,282	—	9.23	6/4/2029
	6/17/2020	1,593,904	228,072	13.42	6/16/2030
	6/16/2021	566,722	340,184	26.53	6/15/2031
	6/16/2021					73,138	1,014,705
	6/22/2022	707,863	1,179,815	11.98	6/21/2032
	6/22/2022					250,510	3,475,537
	6/15/2023	—	1,349,907	16.41	6/14/2033
	6/15/2023					355,641	4,934,109
Dr. Xiaobin Wu	4/30/2018	766,957	—	13.04	4/29/2028
	6/5/2019	797,550	—	9.23	6/4/2029
	6/17/2020	661,882	94,939	13.42	6/16/2030
	6/17/2020					33,566	465,690
	6/16/2021	302,263	181,415	26.53	6/15/2031
	6/16/2021					39,000	541,080
	6/22/2022	398,125	663,689	11.98	6/21/2032
	6/22/2022					140,907	1,954,922
	6/15/2023	—	760,851	16.41	6/14/2033
	6/15/2023					200,447	2,780,971
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	Option Awards(1)					Stock Awards(2)
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Exercisable	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Unexercisable	Option Exercise Price (US$)	Option Expiration Date	Number of Shares That Have Not Vested (#Ordinary Shares)	Market Value of Shares or Units of Stock That Have Not Vested (US$)(3)
Julia Wang	6/30/2020	91,312	13,442	14.66
	6/30/2020					13,819	191,723
	6/16/2021	111,150	66,703	26.53
	6/16/2021					14,352	199,117
	2/28/2022					46,319	642,623
	6/22/2022	221,182	368,706	11.98	6/21/2032
	6/22/2022					78,286	1,086,128
	6/15/2023	—	409,058	16.41	6/14/2033
	6/15/2023					107,770	1,495,184
Dr. Lai Wang	6/26/2018	364,208	—	12.34	6/25/2028
	6/5/2019	558,285	—	9.23	6/4/2029
	6/17/2020	459,771	65,793	13.42	6/16/2030
	6/17/2020					23,309	323,385
	6/16/2021	207,610	124,917	26.53	6/15/2031
	6/16/2021					26,819	372,083
	6/22/2022	265,421	442,455	11.98	6/21/2032
	6/22/2022					93,951	1,303,462
	6/15/2023	—	507,234	16.41	6/14/2033
	6/15/2023					133,627	1,853,920
Chan Lee	7/29/2022
	8/5/2022	66,859	122,070	14.96	8/4/2032
	6/15/2023	—	248,950	16.41	6/14/2033	65,585	909,916
	6/15/2023		—

(1)
25% of the ordinary shares subject to each option become exercisable on the first anniversary of the vesting commencement date, and the balance become exercisable in 36 successive equal monthly installments thereafter, subject to continued employment. The exercisability of each option will be accelerated upon a change in control and/or certain qualifying termination events, provided that Dr. Wang’s options are not subject to accelerated vesting.

(2)
25% of the ordinary shares subject to this RSU award vest on each anniversary of the vesting commencement date, subject to continued service. Unvested RSUs are subject to accelerated vesting upon a change in control and/or certain qualifying termination events, provided that Dr. Wang’s options are not subject to accelerated vesting.

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(3)
Represents the market value of outstanding RSUs as of December 29, 2023, based on a price of US$13.87 per ordinary share, which was the closing price of the Company’s ADSs on the Nasdaq on December 29, 2023, the last business day of 2023, of US$180.36, divided by 13 (i.e., on an as-converted to ordinary share basis).

Options Exercised and Shares Vested
The following table sets forth, for each of our named executive officers, information with respect to the exercise of share options and the vesting of restricted share awards or RSUs during the year ended December 31, 2023.
	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise (#Ordinary Shares)	Value Realized on Exercise (US$)(1)	Number of Shares Acquired on Vesting (#Ordinary Shares)	Value Realized on Vesting (US$)(2)
John V. Oyler	—	—	120,055	1,757,090
Dr. Xiaobin Wu	—	—	438,373	7,848,615
Julia Wang	—	—	62,478	939,249
Dr. Lai Wang	—	—	86,983	1,336,772
Chan Lee	—	—	29,003	502,265

(1)
Value realized on exercise of share option awards does not represent proceeds from any sale of any ordinary shares acquired upon exercise but, is determined by multiplying the number of shares acquired upon exercise by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq at each time of exercise.

(2)
The value realized on vesting is based on 1/13 of the closing market price per share of our ADSs on the Nasdaq on the vesting date, multiplied by the number of restricted shares or RSUs that vested.

Employment Agreements with Our Named Executive Officers
We have entered into employment agreements with each of our named executive officers.
Mr. John V. Oyler and our Company and certain of our subsidiaries entered into employment agreements on April 25, 2017, pursuant to which Mr. Oyler serves as our Chief Executive Officer. Mr. Oyler currently receives a base salary of US$1,100,000, which is subject to review and adjustment in accordance with our Company’s policy and subject to approval of the Board of Directors. Mr. Oyler’s base salary is allocated between the Company and certain of our subsidiaries. Mr. Oyler is eligible for an annual merit increase and an annual bonus, with a current target level of 100% of his base salary, based on performance as recommended by the Compensation Committee and determined by the Board of Directors.
Mr. Oyler’s employment agreements also provide for certain transportation and international travel benefits and tax preparation and equalization payments. His employment agreements have an initial three-year term and automatically renew for additional one-year terms unless either party provides written notice of nonrenewal. Mr. Oyler’s employment can be terminated by the Company at any time. Mr. Oyler may resign upon 60 days advance notice; so long as his resignation is not due to his employment with a competing business, he may receive payment in lieu of notice. Upon termination of Mr. Oyler’s employment for any reason, we will pay (i) accrued but unpaid base salary during the final payroll period of employment; (ii) unpaid vacation time; (iii) unpaid annual bonus from the previous calendar year; and (iv) any business expenses incurred, documented and substantiated but not yet reimbursed (collectively, the “Final Compensation”). If Mr. Oyler’s employment is terminated by us other than for “cause” (as defined in his employment agreements) or if Mr. Oyler terminates his employment for “good reason” (as defined in his employment agreements), Mr. Oyler is entitled to (i) the Final Compensation, (ii) a lump sum equal to the base salary divided by 12, then multiplied by the Severance Period
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(as defined below), (iii) the post-termination bonus calculated based on the target bonus for the year and the number of days passed through the date of termination, (iv) a US$20,000 one-time bonus and (v) acceleration by 20 months of the vesting of his equity awards (the “accelerated awards”). The “Severance Period” is 20 months; provided that if Mr. Oyler’s employment terminates during the 12-month period following a “change in control” (as defined in his employment agreements), then the Severance Period will be 24 months. His employment agreement provides that the unvested portion of his awards will immediately vest upon a “change in control.” Mr. Oyler’s employment agreements also prohibit him from engaging in certain competitive and solicitation activities during his employment and for 18 months after the termination of his employment.
Dr. Xiaobin Wu and certain of our subsidiaries entered into employment agreements, effective as of April 30, 2018, as amended on March 1, 2020. Under the employment agreements, Dr. Wu currently receives a base salary of RMB 5,688,000 (US$804,751), subject to regular review and adjustment in accordance with our Company’s policy and subject to approval of the Board of Directors. Dr. Wu is eligible for an annual merit increase and an annual bonus, with a current target level of 75% of his base salary, based on performance as determined by the Compensation Committee. In addition, Dr. Wu’s employment agreements provide for reimbursement of tax advisory and preparation services, an annual car allowance of RMB 854,000 (US$120,841), and housing allowance of RMB 36,000 (US$5,094).
In connection with the commencement of his employment, Dr. Wu received an initial option to purchase 766,599 ordinary shares vesting over five years. Dr. Wu also received an initial award of RSUs for 1,149,899 ordinary shares vesting in equal installments over five years. In addition, Dr. Wu is eligible to receive an annual grant of equity targeted at a minimum of US$1,000,000 each year, subject to vesting over four years, consisting of share options, RSUs or such other form of grant as provided to (and in the same proportion as) Mr. Oyler.
Dr. Wu’s employment has no specified term and can be terminated at will by either party. Dr. Wu’s employment may be terminated by the Company without “cause” (as defined in the employment agreements), and if so he would receive his base salary and health and dental insurance payments during an 18-month severance period and other benefits including acceleration of the vesting of his initial option grant and initial RSU award by 18 months (or full acceleration of the vesting of his initial option grant and initial RSU award and any subsequent option and RSU awards if such termination occurs within 12 months following a “change in control” (as defined in the employment agreements)), unless Dr. Wu breaches his confidentiality, non-competition or non-solicitation obligations. Dr. Wu may terminate his employment with “good reason” (as defined in the employment agreements) upon 30 days’ written notice received within 60 days of the occurrence of the event. If the Company does not cure the action identified in Dr. Wu’s notice, he is entitled to the same benefits as if the Company terminated his employment without cause, subject to his execution of a release of claims and unless he breaches his confidentiality, non-competition or non-solicitation obligations. To the fullest extent permitted by PRC law, the Company may also terminate Dr. Wu’s employment for cause in certain cases upon 30 days’ written notice. Dr. Wu may also terminate his employment without good reason upon 90 days’ written notice, in either case, in which case he would then only be entitled to receive certain accrued obligations.
Julia Wang and our Company entered into an offer letter on May 30, 2020 for the position of Senior Vice President, Enterprise Optimization and Deputy Chief Financial Officer. On June 30, 2021, she was promoted to Chief Financial Officer. Ms. Wang currently receives a base salary of US$620,000, which is subject to review and adjustment in accordance with our Company’s policy and subject to approval of the Board of Directors. Ms. Wang’s is eligible for an annual merit increase and an annual bonus with a current target of 60% of her base salary, based on performance as determined by the Compensation Committee.
Ms. Wang was granted equity awards with an initial value of US$1,600,000 on the date of grant, consisting of 50% RSUs and 50% share options. The shares subject to the equity awards shall vest over four years, with 25% of the shares vesting on the first anniversary of the last day of the month in which her employment was started and (i) the remaining shares subject to the RSUs vesting in three equal annual installments measured from the initial vesting date and (ii) the remaining shares subject to the options vesting in 36 equal successive monthly installments upon her completion of each month of service over the three year period measured from the initial vesting date, in each case subject to Ms. Wang being employed with the Company or another BeiGene subsidiary on each such date.
Ms. Wang’s employment has no specified term and can be terminated at will by either party. Upon termination by the Company without cause, Ms. Wang would receive 12 months of base salary in effect as of the date of termination. In addition, the Company would cover 12 months of premiums for group health and dental benefits for COBRA.
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Dr. Lai Wang and our Company entered into an employment agreement effective January 1, 2022, for the position of Global Head of Research and Development. Dr. Wang currently receives a base salary of RMB 4,393,980 (US$621,862), subject to regular review and adjustment in accordance with our Company’s policy and subject to Compensation Committee approval. Dr. Wang is also eligible for a merit bonus, in an amount at our discretion, with a current target of 60% of his base salary as approved by the Compensation Committee. Dr. Wang is eligible to participate in our employee benefit plans generally available to our employees based in China, subject to the terms of those plans. Dr. Wang is required to provide 30 days prior written notice in the case of resignation. In addition, Dr. Wang’s employment may be terminated for cause without notice and terminated without cause upon the occurrence of specified conditions with 30 days’ prior written notice. Where severance pay is mandated by law Dr. Wang may be entitled to such severance pay in the amount mandated by law when his employment is terminated.
Chan Lee and our Company entered into an employment agreement on June 14, 2022, for the position of Senior Vice President, General Counsel & Corporate Secretary. Mr. Lee currently receives a base salary of US$600,000, subject to regular review and adjustment in accordance with our Company’s policy and subject to Compensation Committee approval. Mr. Lee is eligible for an annual merit increase and an annual bonus with a current target of 50% of his base salary, based on performance as determined by the Compensation Committee.
Mr. Lee was granted equity awards with an initial value of US$3,000,000 on the date of grant consisting of 50% RSUs and 50% share options. The shares subject to the equity awards shall vest over four years, with 25% of the shares vesting on the first anniversary of the last day of the month in which his employment was started and (i) the remaining shares subject to the RSUs vesting in three equal installments measured from the initial vesting date and (ii) the remaining shares subject to the options vesting in 36 equal successive monthly installments upon his completion of each month of service over the three year period measured from the initial vesting date, in each case subject to Mr. Lee being employed with the Company or another BeiGene subsidiary on each such date.
Mr. Lee’s employment has no specified term and can be terminated at will by either party. Upon termination by the Company, without cause, Mr. Lee would receive twelve (12) months of base salary in effect as of the date of termination. In addition, the Company would cover up to 12 months of premiums for group health and dental benefits for COBRA.
Estimated Payments and Benefits Upon Termination or Change of Control
The amount of compensation and benefits payable to each of our named executive officers who were employed on December 31, 2023, in various termination and change in control situations has been estimated in the tables below. The value of the equity vesting acceleration was calculated in each of the tables below based on the assumption that the change in control and executive’s employment termination occurred on December 29, 2023, the last business day of the fiscal year ended December 31, 2023. The closing price of the Company’s ADSs on the Nasdaq as of December 29, 2023, the last trading day of 2023, was US$180.36. A price of US$13.87 per ordinary share, which was the ADS closing price divided by 13 (i.e., on an as converted to ordinary share basis), was used as the value of the Company’s ordinary shares in the change in control or the employment termination calculations. The value of the option vesting acceleration was calculated by multiplying the number of unvested option shares subject to vesting acceleration as of December 29, 2023, by the difference between the closing price of the Company’s ordinary shares as of December 29, 2023, and the exercise price for such unvested option shares. The value of restricted share or RSU vesting acceleration was calculated by multiplying the number of unvested RSUs subject to vesting acceleration as of December 29, 2023, by the closing price of the Company’s ordinary shares as of December 29, 2023.
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Mr. John V. Oyler
The following table describes the potential payments and benefits upon employment termination or change of control for Mr. Oyler, our Co-Founder, Chairman and Chief Executive Officer, as if his employment terminated as of December 29, 2023, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Change in Control (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)
Compensation:
Base salary	1,451,667(1)	—	1,742,000(7)
Cash incentive bonus	891,000(2)	—	891,000(2)
Share options unvested and accelerated	1,593,020(3)	2,337,898(5)	2,337,898(5)
RSU awards unvested and accelerated	5,798,574(4)	9,424,351(6)	9,424,351(6)
Total	9,734,261	11,762,249	14,395,249

(1)
Amount represents a lump sum payment equal to 20 months of Mr. Oyler’s 2023 base salary.

(2)
Amount represents Mr. Oyler’s 2023 target bonus plus a US$20,000 one-time bonus.

(3)
Value attributable to an additional 20 months of vesting of Mr. Oyler’s then unvested options, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 29, 2023.

(4)
Value attributable to an additional 20 months of vesting of Mr. Oyler’s then unvested RSUs, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 29, 2023.

(5)
Value attributable to the acceleration of 100% of Mr. Oyler’s then unvested options upon a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 29, 2023.

(6)
Value attributable to the acceleration of 100% of Mr. Oyler’s then unvested RSUs upon a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 29, 2023.

(7)
Amount represents a lump sum payment equal to 24 months of Mr. Oyler’s 2023 base salary.

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Dr. Xiaobin Wu
The following table describes the potential payments and benefits upon employment termination or change of control for Dr. Wu, our President, Chief Operating Officer and General Manager of China, as if his employment terminated as of December 29, 2023, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)
Compensation:
Base salary	1,134,518(1)	1,134,518(1)
Cash incentive bonus	—	—
Share options unvested and accelerated	—	1,300,013(3)
RSU awards unvested and accelerated	—	5,742,662(4)
Healthcare benefits	16,856(2)	16,856(2)
Total	1,151,374	8,194,049

(1)
Amount represents 18 months of Dr. Wu’s 2023 base salary continuation using an average exchange rate for RMB of ¥1.00 =US$0.1415 USD in 2023.

(2)
Payment of the health and dental insurance premiums for Dr. Wu until the earlier of  (a) 18 months following the date of termination, or (b) the end of his health continuation period.

(3)
Value attributable to the acceleration of 100% of Dr. Wu’s then unvested options upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 29, 2023.

(4)
Value attributable to the acceleration of 100% of Dr. Wu’s then unvested RSUs upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 29, 2023.

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Julia Wang
The following table describes the potential payments and benefits upon employment termination or change of control for Julia Wang, Chief Financial Officer, as if her employment terminated as of December 29, 2023, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)
Compensation:
Base salary	600,000(1)	600,000(1)
Cash incentive bonus	—	—
Share options unvested and accelerated	0(2)	698,272(4)
RSU awards unvested and accelerated	191,723(3)	3,641,775(5)
Healthcare benefits	736(6)	736(6)
Total	792,459	4,913,783

(1)
Amount represents 12 months of Ms. Wang’s 2023 base salary continuation.

(2)
Value attributable to an additional 12 months of vesting of Ms. Wang’s then unvested initial options, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 29, 2023.

(3)
Value attributable to an additional 12 months of vesting of Ms. Wang’s then unvested initial RSUs, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 29, 2023.

(4)
Value attributable to the acceleration of 100% of Ms. Wang’s then unvested options upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 29, 2023.

(5)
Value attributable to the acceleration of 100% of Ms. Wang’s then unvested RSUs upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 29, 2023.

(6)
Amount reflects continuation of dental coverage for 12 months.

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Dr. Lai Wang
Dr. Lai Wang serves as our Global Head of Research and Development. Under the PRC employment law, he will not be entitled to any termination payment if he voluntarily resigns from the Company. Dr. Wang would be entitled to receive a cash payment of RMB410,256 (approximately US$58,051, calculated using the annual average exchange rate for RMB of ¥1.00=US$0.1415 in 2023) if the Company unilaterally terminated his employment in accordance with the PRC employment law as of December 29, 2023, the last business day of the fiscal year.
Chan Lee
The following table describes the potential payments and benefits upon employment termination or change of control for Chan Lee, Senior Vice President, General Counsel and Assistant Secretary, as if his employment terminated as of December 29, 2023, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)
Compensation:
Base salary	600,000(1)	600,000(1)
Cash incentive bonus	—	—
Share options unvested and accelerated	0(2)	0(4)
RSU awards unvested and accelerated	402,383(3)	2,117,066(5)
Healthcare benefits	32,998(6)	32,998(6)
Total	1,035,381	2,750,064

(1)
Amount represents 12 months of Mr. Lee’s 2023 base salary continuation.

(2)
Value attributable to an additional 12 months of vesting of Mr. Lee’s then unvested initial options, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 29, 2023.

(3)
Value attributable to an additional 12 months of vesting of Mr. Lee’s then unvested initial RSUs, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 29, 2023.

(4)
Value attributable to the acceleration of 100% of Mr. Lee’s then unvested options upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 29, 2023.

(5)
Value attributable to the acceleration of 100% of Mr. Lee’s then unvested RSUs upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 29, 2023.

(6)
Amount reflects continuation of medical and dental coverage for 12 months.

CEO Pay Ratio
Under rules adopted pursuant to the Dodd-Frank Act, we are required to calculate and disclose the total compensation paid to our median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our Chief Executive Officer (the “CEO Pay Ratio”). The paragraphs that follow describe our methodology and the resulting CEO Pay Ratio.
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Measurement Date
We identified the median employee using our employee population on November 1, 2023 (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis). As of November 1, 2023, our employee population, excluding our Chief Executive Officer, consisted of 10,355 employees.
Consistently Applied Compensation Measure
Under the relevant rules, we are required to identify the median employee by use of a “consistently applied compensation measure” (“CACM”). We chose a CACM that closely approximates the annual target total direct compensation of our employees. Specifically, we identified the median employee by aggregating, for each employee in our analysis: (1) annual base pay, (2) annual target cash incentive opportunity, and (3) the grant date fair value for equity awards granted in 2023. In identifying the median employee, we converted compensation amounts paid in foreign currencies based on the applicable year-to-date average exchange rate as of December 31, 2023 and annualized the compensation values of individuals that joined our Company during 2023. We did not exclude workers in non-U.S. countries and did not make any cost-of-living adjustments.
Methodology and Pay Ratio
After applying our CACM methodology, we identified the median employee. Once the median employee was identified, we calculated the median employee’s annual target total direct compensation in accordance with the requirements of the Summary Compensation Table.
Our median employee compensation in 2023 as calculated using Summary Compensation Table requirements was US$77,568. Our Chief Executive Officer’s compensation in 2023 as reported in the Summary Compensation Table was US$18,925,730. Therefore, our CEO Pay Ratio for 2023 is approximately 244:1.
This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with the SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Neither the Compensation Committee nor management of the Company used the CEO Pay Ratio measure in making compensation decisions.
Pay Versus Performance Comparison
As discussed in the Compensation Discussion and Analysis above, our Compensation Committee has implemented an executive compensation program designed to link a substantial portion of our named executive officers’ realized compensation to the achievement of BeiGene’s financial, operational, and strategic objectives, and to align our executive pay with changes in the value of our shareholders’ investments. Pursuant to SEC rules, the Pay Versus Performance table set forth directly below is required to include “Compensation Actually Paid” to the CEO and the average “Compensation Actually Paid” to the non-CEO NEOs. “Compensation Actually Paid” is an SEC defined term that represents a calculation of compensation that differs significantly from both the compensation paid to the executive during the year, as well as the Summary Compensation Table calculation of compensation, as described in footnote 2 of the below table. For example, the “Compensation Actually Paid” calculation for a given year includes the change in fair value of multiple years of equity grants that are outstanding and unvested during the year, or which vested during the year, whereas the Summary Compensation Table calculation includes only the fair value of equity awards granted during the year. Furthermore, the equity included in the “Compensation Actually Paid to CEO” column includes equity granted to our CEO which was granted in 2015, prior to the Company’s initial public offering. This difference result in a “Compensation Actually Paid” calculation that is significantly impacted by changes in stock price and may be higher or lower than the corresponding Summary Compensation Table calculation. The following table sets forth such compensation information for our named executive officers calculated in accordance with SEC regulations, for fiscal years 2023, 2022, 2021 and 2020.
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Executive Compensation
Year	Summary Compensation Table Total for CEO ($)(1)	Compensation Actually Paid to CEO ($)(2)	Average Summary Compensation Table Total for Non-CEO NEOs ($)(3)	Average Compensation Actually Paid to Non-CEO NEOs ($)(2)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) ($)	China Net Revenue ($)(5)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(4)
2023	18,925,730	11,431,433	7,108,129	6,652,989	109	115	(881,708,000)	1,101,951,000
2022	18,047,667	11,216,389	6,355,270	3,367,166	133	111	(2,003,815,000))	840,032,000
2021	16,748,546	22,876,853	5,143,513	5,761,306	163	125	(1,457,816,000))	517,104,000
2020	14,409,330	40,749,054	5,178,425	15,276,116	156	126	(1,624,974,000)	290,646,000

(1)
The dollar amounts reported are the amounts of total compensation reported for our Chief Executive Officer, John V. Oyler, in the Summary Compensation Table for fiscal years 2023, 2022, 2021 and 2020. John V. Oyler served as Chief Executive Officer for each of the years presented.

(2)
The dollar amounts reported represent the amount of  “Compensation Actually Paid”, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amounts of compensation paid to our Chief Executive Officer or other named executive officers during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year and (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or were forfeited, or through the end of the reported fiscal year.

(3)
For 2023, reflects compensation information for our named executive officers, other than our Chief Executive Officer, as described in the Compensation Discussion and Analysis portion of this proxy statement. For 2022, reflects compensation information for Xiaobin Wu, Julia Wang, Lai Wang and Jane Huang. For 2021, reflects compensation information for Xiaobin Wu, Julia Wang, Lai Wang, Jane Huang and Howard Liang. For 2020, reflects compensation information for Xiaobin Wu, Jane Huang and Howard Liang.

(4)
Reflects cumulative total shareholder return of the Nasdaq Biotechnology Index, as of December 31, 2023, weighted according to the constituent companies’ market capitalization at the beginning of each period for which a return is indicated. The Nasdaq Biotechnology Index is the peer group used by the Company for purposes of Item 201(e) of Regulation S-K under the Exchange Act in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

(5)
The Company has identified China Net Revenue as the company-selected financial measure for the pay versus performance disclosure, as it represents the most important financial performance measure used to link “Compensation Actually Paid” to the executive officers in 2023 to the Company’s performance.

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Executive Compensation
To calculate the amounts in the “Compensation Actually Paid to CEO” column in the table above, the following amounts were deducted from and added to (as applicable) our CEO’s “Total” compensation as reported in the Summary Compensation Table:
	2023($)	2022($)	2021($)	2020($)
Summary Compensation Table Values	18,925,730	18,047,667	16,748,546	14,409,330
Adjustments
Deduction for grant date fair value amounts reported under “Share Awards” column in the Summary Compensation Table	(5,499,851)	(3,999,886)	(3,749,738)	—
Deduction for grant date fair value amounts reported under “Option Awards” column in the Summary Compensation Table	(10,999,987)	(11,999,969)	(11,249,988)	(12,999,981)
Year-over-Year change in the fair value of the Share Awards and Option Awards	9,005,541	9,168,577	21,128,033	39,339,705
As of year-end for share awards granted during the year	4,934,109	5,650,918	3,047,963	—
Year-over-year increase (decrease) of unvested share awards granted in prior years	(3,016,530)	(5,169,361)	(6,167,656)	(437,376)
Increase (decrease) from prior fiscal year – end for share awards that vested during the year	1,757,090	2,790,149	8,513,109	4,262,798
Decrease in fair value of share awards forfeited during the year	—	—	—	—
As of year-end for option awards granted during the year	8,881,173	19,018,564	8,085,256	21,214,314
Year-over-year increase (decrease) of unvested option awards granted in prior years	(15,862,437)	(22,568,170)	(22,321,474)	(18,976,117)
Increase (decrease) from prior fiscal year – end for option awards that vested during the year	12,312,136	9,446,478	29,970,835	33,276,085
Decrease in fair value of option awards forfeited during the year	—	—	—	—
“Compensation Actually Paid” as defined by SEC rules	11,431,433	11,216,389	22,876,853	40,749,054
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Executive Compensation
To calculate the amounts in the “Average Compensation Actually Paid to Non-CEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average of the “Total” compensation of our non-CEO named executive officers for each applicable year as reported in the Summary Compensation Table:
	2023($)	2022($)	2021($)	2020($)
Average Summary Compensation Table Values	7,108,129	6,355,270	5,143,513	5,178,425
Adjustments
Deduction for average grant date fair value of amounts reported to Non-CEO NEOs under “Share Awards” column in the Summary Compensation Table	(1,961,799)	(1,530,694)	(1,301,952)	(1,066,581)
Deduction for average grant date fair value of amounts reported to Non-CEO NEOs under “Option Awards” column in the Summary Compensation Table	(3,923,789)	(3,878,829)	(2,962,605)	(3,199,969)
Year-over-Year change in the average fair value of the Share Awards and Option Awards	5,430,448	2,421,419	4,882,350	14,364,241
As of year-end for share awards granted during the year	1,759,998	2,027,077	773,830	1,579,969
Year-over-year increase (decrease) of unvested share awards granted in prior years	(1,396,018)	(3,171,371)	(1,711,290)	1,084,830
Increase (decrease) from prior fiscal year – end for share awards that vested during the year	2,656,725	1,518,326	3,166,184	1,653,429
Decrease in fair value of share awards forfeited during the year	—	(307,302)	(369,601)	—
As of year-end for option awards granted during the year	3,167,990	5,943,252	2,052,737	5,221,946
Year-over-year increase (decrease) of unvested option awards granted in prior years	(3,948,214)	(4,561,808)	(4,842,349)	(2,274,007)
Increase (decrease) from prior fiscal year – end for option awards that vested during the year	3,189,968	1,981,811	7,018,416	7,098,075
Decrease in fair value of option awards forfeited during the year	—	(1,008,565)	(1,205,576)	—
Average “Compensation Actually Paid” as defined by SEC rules	6,652,989	3,367,166	5,761,306	15,276,116
Equity Valuations: Stock option grant date fair values are calculated based on the binomial/lattice method option pricing model as of date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date. Restricted share unit grant date fair values are calculated using the stock price as of date of grant. Adjustments have been made using the stock price as of year-end and as of each date of vest.
168 :: BeiGene 2024 Proxy Statement

Executive Compensation
Pay-for-Performance Alignment
The following table identifies three of the financial performance measures used by our Compensation Committee to link the “compensation actually paid” (“CAP”) to our Chief Executive Officer and other named executive officers in 2023, calculated in accordance with SEC regulations, to company performance. The role of each of these performance measures on our named executive officers’ compensation is discussed in the Compensation Discussion and Analysis above.
Financial Performance Measures
China Net Revenue
North America and Europe BRUKINSA Revenue
Non-GAAP Operating Income (Loss)
The charts on the following page compare CAP to the Company’s Total Shareholder Return, Net Income and China Net Revenue results over the four-year period ended December 31, 2023. The chart titled “CAP vs. Total Shareholder Return (BGNE and Nasdaq Biotechnology Index)” reflects that the Company’s Total Shareholder Return over this four-year period follows a similar trajectory to the Total Shareholder Return of the Nasdaq Biotechnology Index over the same period.

CAP vs. Total Shareholder Return (BGNE and Nasdaq Biotechnology Index)
Indexed Total Shareholder Return
Compensation Actually Paid ($ Mil.)
$300
$250
$200
$150
$100
$50
$0
$75
$50
$25
$0
2019
2020
2021
2022
2023
$40.7
$156
$163
$133
$126
$125
$115
$109
$111
$100
$22.9
$15.3
$5.8
$11.2
$3.4
$11.4
$6.7
CEO CAP
Avg. Other NEO CAP
BGNE TSR
Nasdaq Biotechnology Index TSR

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Executive Compensation

CAP vs. Net Income
GAAP Net Income ($ Bil.)
Compensation Actually Paid ($ Mil.)
$6
$5
$4
$3
$2
$1
$0
-$1
-$2
-$3
$60
$50
$40
$30
$20
$10
$0
-$10
-$20
-$30
$40.7
$15.3
-$1.6
$22.9
$5.8
-$1.5
$11.2
$3.4
-$2.0
$11.4
$6.7
-$0.9
2020
2021
2022
2023
GAAP Net Income
CEO CAP
Avg. Other NEO CAP

CAP vs. China Net Revenue
$1,250
$1,125
$1,000
$875
$750
$625
$500
$375
$250
$125
$0
China Net Revenue ($ Mil.)
$125
$100
$75
$50
$25
$0
Compensation Actually Paid ($ Mil.)
$291
$40.7
$15.3
$517
$22.9
$5.8
$840
$11.2
$3.4
$1,102
$11.4
$6.7
2020
2021
2022
2023
China Net Revenue
CEO CAP
Avg. Other NEO CAP

170 :: BeiGene 2024 Proxy Statement

Director Compensation
The Board of Directors has adopted an independent director compensation policy that is part of a total compensation package that is designed to enable us to attract and retain, on a long-term basis, high caliber independent directors. On March 19, 2024, upon recommendation of the Compensation Committee, the Board of Directors approved amendments to the Company’s independent director compensation policy (the “Amended Independent Director Compensation Policy”). Under the Amended Independent Director Compensation Policy, all independent directors, as defined under Nasdaq listing rules, are paid cash compensation as set forth below, consisting of an annual cash retainer of and additional fees for service as a member or chair of each committee of the Board of Directors on which they serve, in each case, as noted below, each of which are paid quarterly. The changes for the cash retainers and additional fees are effective commencing April 1, 2024.
Annual Retainer (US$)
Board of Directors:
All independent directors	65,000
Audit Committee:
Chairperson (inclusive of fee as a committee member)	35,000
Non-Chairperson members	17,500
Compensation Committee:
Chairperson (inclusive of fee as a committee member)	30,000
Non-Chairperson members	15,000
Nominating and Corporate Governance Committee:
Chairperson (inclusive of fee as a committee member)	20,000(1)
Non-Chairperson members	10,000(2)
Commercial and Medical Affairs Advisory Committee:
Chairperson (inclusive of fee as a committee member)	20,000
Non-Chairperson members	10,000
Scientific Advisory Committee:
Chairperson (inclusive of fee as a committee member)	20,000
Non-Chairperson members	10,000

(1)
Increased by US$2,000 from 2023.

(2)
Increased by US$1,000 from 2023.

Consistent with the current policy, under the Amended Independent Director Compensation Policy, each independent director, as defined under Nasdaq listing rules, is granted equity awards valued at US$400,000 in connection with their initial election or appointment to the Board of Directors, pro-rated for the portion of the year served leading up to the first anniversary of the last annual meeting of shareholders, and annual equity awards valued at US$400,000 on the date of each annual meeting of shareholders. Each of the awards will consist of 50% share options and 50% RSUs; provided, however, that to the extent that a grant of RSUs is subject to shareholder approval pursuant to applicable listing rules (as is currently the case under the HK Listing Rules), (i) the initial grant shall consist of 100% share options and (ii) the annual grant shall include RSUs only upon shareholder approval and, in the absence of such shareholder approval, the annual grant shall consist of 100% share options. As under the current policy, the equity awards will vest in full on the earlier of the first anniversary of date of grant or the date of the next annual general meeting, and in full upon death, disability or the occurrence of specified events in connection with a change of control of the Company. Subject to
BeiGene 2024 Proxy Statement :: 171

Director Compensation
specific terms and conditions designed for compliance with applicable tax and other regulations, directors generally may elect to defer settlement of their RSUs until six months following the date that the director ceases to serve as a director. The options have an exercise price equal to the greater of  (i) the fair market value of the Company’s ordinary shares on the date of grant and (ii) the average fair market value of the Company’s ordinary shares over the five trading days immediately preceding the date of grant, in each case as determined in reference to the closing price of the Company’s ADSs on the Nasdaq. The equity awards are granted under the 2016 Plan and form of award agreement thereunder. In addition, under the terms of the 2016 Plan, the value of all equity awards and other cash compensation paid to each independent director for their service as an independent director may not exceed US$1,000,000 in any calendar year (except in a director’s first year of service). We also reimburse all reasonable out-of-pocket expenses incurred by independent directors in attending board and committee meetings.
The Compensation Committee has adopted share ownership guidelines applicable to our non-employee directors, the terms of which are described above under “Share Ownership Guidelines.”
Director Compensation — 2023
The following table sets forth a summary of the compensation we paid to our directors during 2023. Mr. Oyler, our Co-Founder, Chairman and Chief Executive Officer, receives no compensation for his service as a director and, consequently, his compensation is not included in this table but is presented above in “Summary Compensation Table.”
Dr. Xiaodong Wang, our Co-Founder and Chair of our Scientific Advisory Board, also receives no compensation for his service as a director but receives compensation as a consultant, which is reflected in the table below. Dr. Wang’s consulting services include leading the Scientific Advisory Board and providing short- and long-term strategic advice to our Company in his areas of expertise, participating in our leadership team meetings from time to time, and interacting with our key stakeholders on behalf of the Company. Through these and other contributions, Dr. Wang has helped us make significant progress on our research, development and business goals. For example, during 2023, Dr. Wang:
•
Provided strategic advice to our CEO, COO and other senior management team in the significant expansion of our global operations and commercial portfolio;

•
Provided strategic consultation on key regulatory filings;

•
Attended meetings of our research team and provided strategic direction on critical projects that help advance our discovery efforts and new product pipeline;

•
Provided strategic direction to assist in the continued development of our commercial-stage manufacturing and clinical R&D campus in Hopewell, New Jersey; and

•
Assisted in the identification and progression of several business development opportunities and engaged in several investor meetings, serving as the Company’s key spokesperson on research and product pipeline.

We believe that Dr. Wang’s international stature in the scientific and biotechnology communities provides us with significant intangible benefits and access to key stakeholders in our industry. His scientific expertise and knowledge of oncology research and development are highly valuable to our Company, and his compensation is set to be in line with his major contributions to our Company that go far beyond his responsibilities and time commitment as a non-employee director.
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Director Compensation
Name(1)	Fees Earned or Paid in Cash (US$)	Stock Awards (US$)(2)	Option Awards (US$)(2)	All Other Compensation (US$)	Total (US$)
Dr. Margaret Dugan	110,750	199,834	199,963	—	510,547
Donald W. Glazer	81,000	199,834	199,963	—	480,797
Michael Goller	82,125	199,834	199,963	—	481,922
Anthony C. Hooper	113,356	199,834	199,963	—	513,153
Ranjeev Krishana	87,250	199,834	199,963	—	487,047
Thomas Malley	100,769	199,834	199,963	—	500,566
Dr. Alessandro Riva	91,875	199,834	199,963	—	491,672
Dr. Corsee Sanders	101,750	199,834	199,963	—	501,547
Dr. Xiaodong Wang(3)	—	—	—	4,416,888	4,416,888
Qingqing Yi	87,250	199,834	199,963	—	487,047

(1)
The total number of ordinary shares subject to options outstanding as of December 31, 2023 for each of the independent directors was: Dr. Dugan: 84,201, Mr. Glazer: 406,536, Mr. Goller: 406,536, Mr. Hooper: 146,471, Mr. Krishana: 406,536, Mr. Malley: 929,284, Dr. Riva: 84,201, Dr. Sanders: 106,600 and Mr. Yi: 406,536. As of December 31, 2023, the number of ordinary shares subject to outstanding RSUs for each of the independent directors, except Messrs. Glazer and Hooper, was 12,922. The number of ordinary shares subject to outstanding RSUs for each of Messrs. Glazer and Hooper was 29,614.

(2)
Amounts represent the aggregate grant date fair value, including any incremental fair value, of options and RSUs granted to our directors in 2023 computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements and discussions in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2023. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the directors.

(3)
Dr. Wang did not receive any compensation as a director. The compensation received by Dr. Wang as a consultant during 2023 consisted of (i) US$100,000 in consulting fees, (ii) US$150,000 as a performance-based cash bonus for 2023 paid in 2024, (iii) payment for Hart-Scott Rodino (HSR) filing, which reflects a total payment of US$166,937 (US$100,000 for the filing and US$66,937 reflects the gross up for taxes), (iv) an option to purchase 327,249 ordinary shares with a grant date fair value of US$2,666,654, and (v) an award of RSUs for 86,216 ordinary shares with a grant date fair value of US$1,333,297. As of December 31, 2023, the total number of ordinary shares subject to options held by Dr. Wang was 9,667,945 and subject to unvested RSUs held by Dr. Wang was 168,350 shares. See “Certain Relationships and Related-Party Transactions” for additional information.

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Hong Kong Regulatory Information
DISCLOSURE OF INTERESTS
Directors and Chief Executive
As of April 19, 2024 (the “Latest Practicable Date”), the following directors and the chief executive of the Company were interested, or were deemed or taken to be interested in the following short positions in the ordinary shares, underlying ordinary shares and debentures of the Company or any of its associated corporations (within the meaning of Part XV of the SFO) which were required to (a) be notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; or (b) pursuant to section 352 of the SFO, to be entered in the register referred to therein; or (c) pursuant to the Model Code for Securities Transactions by directors or any other insider dealing policies adopted by the Company (“Model Code”) to be notified to the Company and the HKEx. The beneficial ownership rules of the SFO and the HK Listing Rules differ from those of the SEC.
Name of Director	Nature of interest	Number of ordinary shares	Approximate percentage of holding(1)
John V. Oyler	Beneficial owner	26,171,201(2)	1.93%
	Settlor of a trust / Beneficiary of a trust	9,545,000(3)	0.70%
	Settlor of a trust / Interest of a minor child	102,188(4)	0.01%
	Settlor of a trust / Beneficiary of a trust	7,727,927(5)	0.57%
	Settlor of a trust / Beneficiary of a trust	28,334,115(6)	2.08%
	Settlor of a trust	510,941(7)	0.04%
	Interest of a minor child	481,533(8)	0.04%
	Other	1,356,121(9)	0.10%
Dr. Xiaodong Wang	Beneficial owner	15,127,403(10)	1.11%
	Interest in controlled corporation	4,058,998(11)	0.30%
	Other	1,127,542(12)	0.08%
	Interest of spouse	50(13)	0.000004%
Dr. Olivier Brandicourt	Beneficial owner	27,794(14)	0.002%
Dr. Margaret Dugan	Beneficial owner	113,815(15)	0.0058%
Donald W. Glazer	Beneficial owner	3,108,659(16)	0.23%
Michael Goller	Person having a security interest in shares	453,232(17)	0.03%
Anthony C. Hooper	Beneficial owner	183,885(18)	0.01%
Ranjeev Krishana	Person having a security interest in shares	453,232(19)	0.03%
Dr. Alessandro Riva	Beneficial owner	113,815(20)	0.008%
Dr. Corazon (Corsee) D. Sanders	Beneficial owner	136,500(21)	0.01%
Qingqing Yi	Beneficial owner	436,150(22)	0.03%

(1)
The calculation is based on the total number of 1,359,524,369 ordinary shares in issue as of Latest Practicable Date, which included ordinary shares issued to the Depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that the ADSs are readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time.

(2)
Includes (i) 642,260 ordinary shares held by Mr. Oyler, (ii) Mr. Oyler’s entitlement to receive up to 24,849,647 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options, and (iii) Mr. Oyler’s entitlement to restricted share units equivalent to 679,294 ordinary shares, subject to vesting conditions.

(3)
These ordinary shares are held in a Roth IRA PENSCO trust account for the benefit of Mr. Oyler.

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Hong Kong Regulatory Information
(4)
These ordinary shares are held by The John Oyler Legacy Trust for the benefit of Mr. Oyler’s minor child, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor.

(5)
These ordinary shares are held by a grantor retained annuity trust for the benefit of Mr. Oyler, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor.

(6)
These ordinary shares are held by Oyler Investment LLC, the interest of which is 99% owned by a grantor retained annuity trust for the benefit of Mr. Oyler, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor.

(7)
These ordinary shares are held by The Oyler Family Legacy Trust for the benefit of Mr. Oyler’s family members, of which Mr. Oyler ‘s father is a trustee and Mr. Oyler is the settlor.

(8)
These ordinary shares are held by a trust, the beneficiaries of which include Mr. Oyler’s minor child and others, in which Mr. Oyler is deemed to be interested for the purpose of the SFO.

(9)
These ordinary shares are held by a private foundation of which Mr. Oyler and the other(s) serve as directors, in which Mr. Oyler is deemed to be interested for the purpose of the SFO.

(10)
Includes (i) 5,291,082 ordinary shares held by Dr. Wang, (ii) Dr. Wang’s entitlement to receive up to 9,667,965 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options, and (iii) Dr. Wang’s entitlement to restricted share units equivalent to 168,356 ordinary shares, subject to vesting conditions.

(11)
These ordinary shares are held by Wang Investment LLC, the interest of which is 99% owned by two grantor retained annuity trusts, of which Dr. Wang’s wife is a trustee and Dr. Wang is the Settlor.

(12)
These Ordinary shares are held by a family trust which Dr. Wang’s family members are beneficiaries, in which Dr. Wang is deemed to be interested for the purpose of the SFO.

(13)
These ordinary shares are held by Dr. Wang’s spouse, in which Dr. Wang is deemed to be interested for the purposes of the SFO.

(14)
Includes Dr. Brandicourt’s entitlement to receive up to 27,794 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options.

(15)
Includes (i) 16,692 ordinary shares held by Dr. Dugan; (ii) Dr. Dugan’s entitlement to receive up to 84, 201 ordinary shares pursuant to the exercise of options granted to her, subject to the conditions (including vesting conditions) of those options; and (iii) Dr. Dugan’s entitlement to restricted share units equivalent to 12,922 ordinary shares, subject to vesting conditions.

(16)
Includes (i) 2,672,509 ordinary shares held by Mr. Glazer; (ii) Mr. Glazer’s entitlement to receive up to 406,536 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Mr. Glazer’s entitlement to restricted share units equivalent to 29,614 ordinary shares, subject to vesting conditions.

(17)
Includes (i) 33,774 ordinary shares held by Mr. Goller; (ii) Mr. Goller’s entitlement to receive up to 406,536 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Mr. Goller’s entitlement to restricted share units equivalent to 12,922 ordinary shares, subject to vesting conditions.

(18)
Includes (i) 7,800 ordinary shares held by Mr. Hooper; (ii) Mr. Hooper’s entitlement to receive up to 146,471 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options; and (iii) Mr. Hooper’s entitlement to restricted share units equivalent to 29,614 ordinary shares, subject to vesting conditions.

(19)
Includes (i) 33,774 ordinary shares held by Mr. Krishana; (ii) Mr. Krishana’s entitlement to receive up to 406,536 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Mr. Krishana’s entitlement to restricted share units equivalent to 12,922 ordinary shares, subject to vesting conditions.

(20)
Includes (i) 16,692 ordinary shares held by Dr. Riva; (ii) Dr. Riva’s entitlement to receive up to 84,201 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Dr. Riva’s entitlement to restricted share units equivalent to 12,922 ordinary shares, subject to vesting conditions.

(21)
Includes (i) 16,978 ordinary shares held by Dr. Sanders; (ii) Dr. Sanders’ entitlement to receive up to 106,600 ordinary shares pursuant to the exercise of options granted to her, subject to the conditions (including vesting conditions) of those options and (iii) Dr. Sanders’ entitlement to restricted share units equivalent to 12,922 ordinary shares, subject to vesting conditions.

(22)
Includes (i) 16,692 ordinary shares held by Mr. Yi; (ii) Mr. Yi’s entitlement to receive up to 406,536 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Mr. Yi’s entitlement to restricted share units equivalent to 12,922 ordinary shares, subject to vesting conditions.

Except as disclosed above, as of the Latest Practicable Date, none of the directors and the chief executive of the Company had any interests or short positions in any ordinary shares, underlying ordinary shares and debentures of the Company or any of its associated corporations (within the meaning of Part XV of the SFO) which were required (a) to be notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; or (b) pursuant to section 352 of the SFO, to be entered in the register referred to therein; or (c) pursuant to the Model Code to be notified to the Company and the HKEx.
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Hong Kong Regulatory Information
Substantial Shareholders
As of the Latest Practicable Date, so far as the directors are aware, the following persons (other than the directors or chief executive of the Company) have an interest or short position in the shares or underlying shares which are required to be disclosed to the Company and the HKEx under the provisions of Divisions 2 and 3 of Part XV of the SFO, as recorded in the register required to be kept by the Company pursuant to Section 336 of the SFO. The beneficial ownership rules of the SFO and the HK Listing Rules differ from those of the SEC. For details regarding beneficial ownership calculated pursuant to SEC rules, please refer to the section titled “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.
Name of Shareholder	Capacity / Nature of interest	Number of ordinary shares / underlying shares	Approximate percentage of holding(1)
Amgen Inc.	Beneficial owner	246,269,426	18.11%
Julian C. Baker(2)	Beneficial owner / Interest in controlled corporations / Person having a security interest in shares	138,757,831	10.21%
Felix J. Baker(2)	Beneficial owner / Interest in controlled corporations / Person having a security interest in shares	138,757,831	10.21%
Baker Bros. Advisors (GP) LLC(2)	Investment manager / Other	138,302,171	10.17%
Baker Bros. Advisors LP(2)	Investment manager / Other	138,302,171	10.17%
Baker Brothers Life Sciences Capital, L.P.(2)	Interest in controlled corporations / Other	126,893,311	9.33%
HHLR Advisors, Ltd.(3)	Investment manager	133,587,655	9.83%
HHLR Fund, L.P.(3)	Beneficial owner	129,433,059	9.52%
The Capital Group Companies, Inc.(4)	Interest in controlled corporations	110,035,453	8.09%
JPMorgan Chase & Co.(5)	Interest in controlled corporations	11,616,854	0.85%
		11,041,136(S)	0.81%
	Investment manager	362,539	0.03%
	Person having a security interest in shares	107,612	0.01%
	Trustee	5,954	0.0004%
	Approved lending agent	97,364,256	7.16%
Unless otherwise specified, the above shares are long position. (S) denotes short position.
(1)
The calculation is based on the total number of 1,359,524,369 ordinary shares in issue as of the Latest Practicable Date, which included ordinary shares issued to the Depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that the ADSs are readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time.

(2)
Julian C. Baker and Felix J. Baker are the managing members of Baker Bros. Advisors (GP) LLC. Baker Bros. Advisors (GP) LLC is the general partner of Baker Bros. Advisors LP (“BBA”). BBA is the manager for securities held by 667, L.P. and Baker Brothers Life Sciences, L.P. Also, Baker Brothers Life Sciences Capital, L.P. is the general partner of Baker Brothers Life Sciences, L.P. (the “Funds”). Unlisted derivatives include stock options and restricted stock received as compensation by two BBA employees (Michael Goller and Ranjeev Krishana) for their service on the Board of Directors of BeiGene, Ltd. and are controlled by BBA, with the Funds entitled to the pecuniary interest.

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According to the corporate substantial shareholder notice for the date of relevant event of November 14, 2023 submitted by Baker Brothers Life Sciences Capital, L.P., Baker Bros. Advisors (GP) LLC, Julian C. Baker and Felix J. Baker, respectively, to HKEx on November 14, 2023, 125,986,847 ordinary shares were held by Baker Brothers Life Sciences, L.P. directly. For the purposes of the SFO, Julian C. Baker, Felix J. Baker, Baker Bros. Advisors (GP) LLC and BBA are deemed to be interested in the 11,408,860 Shares held by 667, L.P. and the 125,986,847 Shares held by Baker Brothers Life Sciences, L.P., and 723,996 ordinary shares which unlisted derivatives are controlled by BBA, with the Funds entitled to the pecuniary interest. In addition, for the purposes of the SFO, Baker Brothers Life Sciences Capital, L.P. is deemed to be interested in the 125,986,847 ordinary shares held by Baker Brothers Life Sciences, L.P., and 723,996 Shares which unlisted derivatives are controlled by BBA, with the Funds entitled to the pecuniary interest.
Outside the Funds, Julian C. Baker and Felix J. Baker further interest in (in the form of ADSs) 270,868 Shares personally and 144,517 Shares through FBB3 LLC, a controlled corporation.
(3)
(i) 133,587,655 ordinary shares are held by HHLR Fund, L.P. (formerly known as Gaoling Fund, L.P.) and YHG Investment, L.P.; and (ii) 13,447,603 ordinary shares are held by Hillhouse BGN Holdings Limited. HHLR Advisors, Ltd. acts as the sole general partner of YHG Investment, L.P. and the sole management company of HHLR Fund, L.P. Hillhouse Capital Management, Ltd. is the sole management company of Hillhouse Fund II, L.P., which owns Hillhouse BGN Holdings Limited. Under the SFO, HHLR Advisors, Ltd. is deemed to be interested in the 133,587,655 ordinary shares held by HHLR Fund, L.P. and YHG Investment, L.P. and Hillhouse Capital Management, Ltd. is deemed to be interested in the 13,447,603 ordinary shares held by Hillhouse BGN Holdings Limited. Under the SFO, Hillhouse Fund II, L.P. is deemed to be interested in the 13,447,603 ordinary shares held by Hillhouse BGN Holdings Limited.

(4)
(i) 11,057,735 ordinary shares are held by Capital International, Inc.; (ii) 1,030,864 ordinary shares held by Capital International Limited; (iii) 2,543,315 ordinary shares are held by Capital International Sarl; (iv) 92,623,415 ordinary shares are held by Capital Research and Management Company; and (v) 2,559,388 ordinary shares are held by Capital Group Private Client Services, Inc. Capital Group International, Inc. is wholly owned by Capital Research and Management Company. Capital International, Inc., Capital International Limited, Capital International Sarl and Capital Group Private Client Services, Inc. are wholly owned by Capital Group International, Inc. Capital Bank and Trust Company is wholly owned by The Capital Group Companies, Inc. For the purposes of the SFO, Capital Research and Management Company and Capital Group International, Inc. are deemed to be interested in the 17,412,038 ordinary shares held by Capital International, Inc., Capital International Limited, Capital International Sarl, and Capital Group Private Client Services, Inc. Capital Research and Management Company is wholly owned by The Capital Group Companies Inc. For the purposes of the SFO, The Capital Group Companies Inc. is deemed to be interested in the 110,035,453 ordinary shares held by Capital Research and Management Company directly and indirectly.

(5)
According to the shareholding disclosures notice regarding the relevant event dated February 7, 2024 submitted by JPMorgan Chase & Co. to HKEX, an aggregated 109,457,215 ordinary shares (long position), 11,041,136 ordinary shares (short position) and 97,364,256 ordinary shares (lending pool) of the Company are held by JPMorgan Chase & Co. indirectly through its certain subsidiaries. Among them, 1,245,496 shares (long position) and 731,373 (short position) are cash settled unlisted derivatives.

Except as disclosed above, according to the register kept by the Company under Section 336 of the SFO, there was no other person who had a substantial interest or short position in the ordinary shares or underlying ordinary shares as of the Latest Practicable Date.
DIRECTORS’ SERVICE CONTRACTS
Mr. John V. Oyler and the Company and certain of our subsidiaries entered into employment agreements on April 25, 2017, pursuant to which Mr. Oyler serves as our Chief Executive Officer. Mr. Oyler currently receives a base salary of US$871,000, which is subject to review and adjustment in accordance with the Company’s policy. Mr. Oyler’s base salary is allocated between the Company and certain of our subsidiaries. Mr. Oyler is eligible for an annual cash merit bonus, with a current target level of 100% of his base salary, based on performance as recommended by the Compensation Committee and determined by the Board of Directors. Mr. Oyler’s employment agreements also provide for certain transportation and international travel benefits and tax preparation and equalization payments. His employment agreements have an initial three-year term and automatically renew for additional one-year terms unless either party provides written notice of nonrenewal. Mr. Oyler’s employment can be terminated by the Company at any time. Mr. Oyler may resign upon 60 days advance notice; so long as his resignation is not due to his employment with a competing business, he may receive payment in lieu of notice. Upon termination of Mr. Oyler’s employment for any reason, we will pay (i) accrued but unpaid base salary during the final payroll period of employment; (ii) unpaid vacation time; (iii) unpaid annual bonus from the previous calendar year; and (iv) any business expenses incurred, documented and substantiated but not yet reimbursed (collectively, the “Final Compensation”). If Mr. Oyler’s employment is terminated by us other than for “cause” (as defined in his employment agreements) or if Mr. Oyler terminates his employment for “good reason” (as defined in his employment agreements), Mr. Oyler is entitled to (i) the Final Compensation, (ii) a lump sum equal to the base salary divided by 12, then multiplied by the Severance Period (as defined below), (iii) the post-termination bonus calculated based on the target bonus for the year and the number of days passed through the date of termination, (iv) a US$20,000 one-time bonus and (v) acceleration by 20 months of the vesting of his initial equity award in 2015 and all of his awards granted commencing in 2017, when he signed his employment agreements (the “accelerated awards”). The “Severance Period” is 20 months; provided that if Mr. Oyler’s employment terminates during the 12-month period following a “change in control” (as defined in his employment agreements), then the Severance Period will be
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Hong Kong Regulatory Information
24 months. His employment agreement provides that unvested portion of his accelerated awards will immediately vest upon a “change in control.” Mr. Oyler’s employment agreements also prohibit Mr. Oyler from engaging in certain competitive and solicitation activities during his employment and for 18 months after the termination of his employment.
Except as disclosed above, as of the Latest Practicable Date, none of the directors had entered, or was proposing to enter, into any service contract with the Company which is not terminable within one year without payment of compensation other than statutory compensation.
CONFLICTS OF INTEREST
We maintain a Conflict of Interest Policy for our directors which provides general guidance about when and how directors disclose conflicts of interests. Pursuant to the policy, a conflict of interest exists when a director has a personal or professional interest in another party that may affect, or reasonably appear to affect the director’s performance of his or her responsibilities as a director on our Board of Directors. The Policy provides general guidance regarding when and how directors must disclose a conflict of interest. As of the Latest Practicable Date, none of the directors or their respective close associates is or was interested in any business apart from the Company’s business that competes or competed or is or was likely to compete, either directly or indirectly, with the Company’s business.
From time to time our independent non-executive directors may serve on the boards of both private and public companies within the broader healthcare and biotechnology industries, including companies whose products may directly or indirectly compete with ours. However, as these independent non-executive directors are neither our controlling shareholders nor members of our executive management team, we do not believe that their interests in such companies as directors would render us incapable of carrying on our business independently from the other companies in which they may hold directorships from time to time.
DIRECTORS’ INTERESTS IN CONTRACTS OR ARRANGEMENTS
Except as disclosed in the sections headed “Directors’ Service Contracts”, “Connected Transactions and Continuing Connected Transactions”, “Related Party Transactions” and Note 26 to the consolidated financial statements contained in the Company’s 2023 Annual Report filed with the HKEx, as of the Latest Practicable Date, there is no contract or arrangement subsisting in which any of the directors is materially interested and which is significant in relation to the business of the Company.
DIRECTORS’ INTERESTS IN ASSETS
None of the directors had any direct or indirect interest in any assets which had been acquired or disposed of or leased to the Company or proposed to be so acquired, disposed of or leased since December 31, 2023, being the date to which the latest published audited accounts of the Company were made, and up through the Latest Practicable Date.
EXPERT AND CONSENT
The following is the qualification of the expert who has given opinions or advice which are contained in this Proxy Statement.
Name	Qualification
Anglo Chinese Corporate Finance, Limited	A corporation licensed to conduct Type 1 (dealing in securities), Type 4 (advising on securities), Type 6 (advising on corporate finance) and Type 9 (asset management) regulated activities under the SFO
Anglo Chinese Corporate Finance, Limited has given and has not withdrawn its written consent to the issue of this Proxy Statement with the inclusion herein of its letter and report (as the case may be) and references to its name, in the form and context in which it appears.
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Hong Kong Regulatory Information
As of the Latest Practicable Date, Anglo Chinese Corporate Finance, Limited:
(a)
did not have any shareholding in the Company or its subsidiaries or any right (whether legally enforceable or not) to subscribe for or to nominate persons to subscribe for any ordinary shares, convertible securities, warrants, options or derivatives which carry voting rights in the Company or its subsidiaries; or

(b)
did not have any interest, either directly or indirectly, in any assets which have been, since the date to which the latest published audited financial statements of the Company were made (i.e. December 31, 2023), acquired or disposed of by or leased to or are proposed to be acquired or disposed of by or leased to the Company.

MATERIAL ADVERSE CHANGE
As of the Latest Practicable Date, the directors were not aware of any circumstances or events that may give rise to a material adverse change in the financial or trading position of the Company since December 31, 2023, being the date of which the latest audited financial statements of the Company were made.
DOCUMENTS AVAILABLE ON DISPLAY
Copies of the below documents will be available on display for at least 14 days from the date of this Proxy Statement on the HKEx’s website (www.hkexnews.hk) and on the Company’s website (www.beigene.com):
(a)
the Third Amended and Restated 2016 Share Option and Incentive Plan;

(b)
the Fourth Amended and Restated 2018 Employee Share Purchase Plan;

(c)
the letters from the Independent Board Committees set out on pages 52 to 61 of this Proxy Statement;

(d)
a letter of advice from the Independent Financial Adviser, the text of which is set out on pages 62 to 92 of this Proxy Statement; and

(e)
the written consent from Anglo Chinese Corporate Finance, Limited referred to in the Expert and Consent section above.

MISCELLANEOUS
In the event of inconsistency, the English text of this Proxy Statement and the accompanying form of proxy shall prevail over their respective Chinese text.
BeiGene 2024 Proxy Statement :: 179

Forward-looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, including statements in the shareholder letter. Actual results may differ materially from those indicated in the forward-looking statements as a result of various important factors, including BeiGene’s ability to demonstrate the efficacy and safety of its drug candidates; the clinical results for its drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; BeiGene’s ability to achieve commercial success for its marketed medicines and drug candidates, if approved; BeiGene’s ability to obtain and maintain protection of intellectual property for its medicines and technology; BeiGene’s reliance on third parties to conduct drug development, manufacturing, commercialization, and other services; BeiGene’s limited experience in obtaining regulatory approvals and commercializing pharmaceutical products and its ability to obtain additional funding for operations and to complete the development and commercialization pharmaceutical products; BeiGene’s ability to obtain additional funding for operations and to complete the development of its drug candidates and achieve and maintain profitability; as well as those risks more fully discussed in the section entitled “Risk Factors” in BeiGene’s most recent annual report on Form 10-K as well as discussions of potential risks, uncertainties, and other important factors in BeiGene’s subsequent filings with the SEC, HKEx and SSE. All information in this Proxy Statement is as of the date of this Proxy Statement, and BeiGene undertakes no duty to update such information unless required by law.

Delivery of Proxy Materials
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and/or our Annual Report prepared according to the HK Listing Rules (the “HK Annual Report”), including audited consolidated financial statements, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K and our HK Annual Report for the fiscal year ended December 31, 2023 are available from the Company without charge upon written request of a shareholder. Exhibits to our Annual Report on Form 10-K will be provided upon written request and payment of an appropriate processing fee. Copies of our Annual Report on Form 10-K and this Proxy Statement are also available online through the SEC at www.sec.gov, the HKEx at www.hkexnews.hk, the SSE at www.sse.com.cn and on our website at www.beigene.com under “Investors — Nasdaq Investors — Filings & Financials — Financial Document Library.” Copies of our HK Annual Report are also available online through the HKEx at www.hkexnews.hk and on our website at www.beigene.com under “Investors — HKEX Investors — Filings & Financials — Financial Reports.” Copies of our SSE Annual Report are also available online through the SSE at www.sse.com.cn and on our website at www.beigene.com under “Investors — SSE Investors — Filings & Financials — Financial Reports.” The Company may satisfy SEC rules regarding delivery of proxy materials, including this Proxy Statement, by delivering a single set of proxy materials to an address shared by two or more Company shareholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only a single set of proxy materials to multiple shareholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a shareholder at a shared address to which a single copy of the proxy materials was delivered. If you hold ordinary shares as a record shareholder and prefer to receive separate copies of proxy materials either now or in the future, please contact the Company’s investor relations department at BeiGene, Ltd., c/o BeiGene USA, Inc., 55 Cambridge Parkway, Suite 700W, Cambridge, MA 02142, +1 857-302-5189. If you hold ordinary shares in the form of ADSs through the Depositary or hold ordinary shares through a brokerage firm or bank and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary, your brokerage firm or bank, as applicable.
EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY.
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Appendix A
BEIGENE, LTD.
THIRD AMENDED AND RESTATED
2016 SHARE OPTION AND INCENTIVE PLAN
SECTION 1.   GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the BeiGene, Ltd. Third Amended and Restated 2016 Share Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of BeiGene, Ltd. (the “Company”) and its Subsidiaries (together with the Company, the “Group”) upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.
“ADSs” means American depositary shares. Each ADS represents 13 Shares.
“ASC 718” means Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Non-Qualified Share Options, Share Appreciation Rights, Restricted Share Units, Restricted Share Awards, Unrestricted Share Awards and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Consultant” means any natural person that provides bona fide services to the Group, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.
“Dividend Equivalent Right” means an Award entitling the Grantee to receive credits based on cash dividends that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the Grantee.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Shares on any given date means the fair market value of the Shares determined in good faith by the Administrator; provided, however, that if the ADSs are admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.
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Appendix A
“Grantee” is a recipient of an Award under this Plan.
“HK Listing Rules” means the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited, as amended from time to time.
“Non-Employee Director” means a member of the Board who is not also an employee of the Group.
“Non-Qualified Share Option” means any Share Option that is not an incentive share option.
“Restricted Shares” means the Shares underlying a Restricted Share Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Share Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Share Units” means an Award of share units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding Shares immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding Shares or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Shares of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by the Company’s shareholders, per Share pursuant to a Sale Event.
“Shares” means the ordinary shares, par value US$0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.
“Share Appreciation Right” means an Award entitling the recipient to receive Shares having a value equal to the excess of the Fair Market Value of the Shares on the date of exercise over the exercise price of the Share Appreciation Right multiplied by the number of Shares with respect to which the Share Appreciation Right shall have been exercised.
“Share Option” means any option to purchase Shares granted pursuant to Section 5.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.
“Unrestricted Share Award” means an Award of Shares free of any restrictions.
SECTION 2.   ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)   Administration of Plan.   The Plan shall be administered by the Administrator.
(b) Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
i.     to select the individuals to whom Awards may from time to time be granted;
ii.    to determine the time or times of grant, and the extent, if any, of Non-Qualified Share Options, Share Appreciation Rights, Restricted Share Awards, Restricted Share Units, Unrestricted Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more Grantees;
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Appendix A
iii.  to determine and modify from time to time and on a case-by-case basis the performance targets which may be stipulated in the terms of any Award, including the method of assessing how such targets are satisfied. The performance targets may be based on transaction milestones, business and/or financial performance results, individual performance appraisal and/or contribution to the Group, and as evaluated by the Group over a specified evaluation period, and may vary among individual Awards and Participants. Details of any such performance targets, criteria or conditions shall be set out in the Award Certificates;
iv.  to determine the number of Shares to be covered by any Award;
v.    to determine the amount (if any) payable on application or acceptance of an Award and the period within which any such payments must be made, which amounts (if any) and periods shall be set out in the Award Certificate;
vi.    to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and Grantees, and to approve the forms of Award Certificates;
vii.  to determine the vesting period of any Award, which shall not be less than 12 months, except that any Award granted to employees and Non-Employee Directors may be subject to a shorter vesting period, including:
(1)   grants of a “make whole” Award to a new employee or a non-employee director to replace awards or options such employee or non-employee director forfeited when leaving his/her previous employer;
(2)   grants of an Award to an employee or a Non-Employee Director whose employment or appointment is terminated due to death or disability or occurrence of any out of control event;
(3)   initial or annual grants of an Award to a Non-Employee Director, the vesting of which shall occur at the earlier of the first anniversary of the grant date or the date of the next annual general meeting of shareholders;
(4)   grants of an Award which is subject to the fulfilment of performance targets as determined in the conditions of the grant;
(5)   grants of an Award, the timing of which is determined by administrative or compliance requirements not connected with the performance of the relevant employee or Non-Employee Director, in which case the vesting period may be shorter to take account of the time from which the Award would have been granted if not for such administrative or compliance requirements;
(6)   grants of an Award with a mixed or accelerated vesting schedule; or
(7)   grants of an Award with a total vesting and holding period of more than 12 months.
viii.  to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the Grantee’s death, disability, retirement or termination of employment, or a change in control (including a Sale Event);
ix.    subject to the provisions of Section 5(c), to extend at any time the period in which Share Options may be exercised; and
x.     at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Grantees.
To the extent required under the rules of any securities exchange or market system on which the Shares are listed, amendments to the terms of Share Options granted under the Plan shall be subject to approval by the Company’ shareholders entitled to vote at a meeting of shareholders.
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Appendix A
(c)   Delegation of Authority to Grant Awards.   Subject to applicable law, the Administrator, in its discretion, may delegate to the chairman of the compensation committee of the Board all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are not subject to the reporting of Section 16 of the Exchange Act. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer and/or Chief Financial Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are not subject to the reporting of Section 16 of the Exchange Act. Any such delegation by the Administrator shall include a limitation as to the number of Shares underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the criteria for exercisability or vesting. The Administrator may revoke or amend the terms of a delegation at any time, but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d)   Award Certificate.   Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e)   Indemnification.   Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles of association or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f)   Foreign Award Recipients.   Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Group operates or has employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a); and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Act or any other United States securities law, the Code, or any other United States governing statute or law.
SECTION 3.   SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)   Shares Issuable.   The maximum number of Shares that are reserved and available for issuance under the Plan shall be 255,749,6341 Shares, of which 129,714,4542 Shares are reserved and remain available for issuance (representing approximately 9.55%3 (or less) of the issued share capital of the Company as of June 5, 2024, being the effective date of the approval of the Plan by the shareholders (the “Amended Effective Date”)). Over the lifetime of the Plan, a total of 376,143,772 ordinary shares have been authorized. For purposes of this limitation, the Shares underlying any awards granted under this Plan or the Company’s 2011 Option Plan (including any grants made prior to the Amended Effective Date) that are forfeited, canceled, held back upon exercise of a Share Option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan, provided that (i) the Shares reserved and available for issuance under the Plan and the 2018 Employee

1
This is the maximum number of Shares reserved and available for issuance (including Shares issuable upon exercise or vesting of outstanding Awards) as authorized under the Plan pursuant to the terms of the Plan in effect as of March 31, 2024, plus 92,820,000 Shares.

2
This is the number of Shares reserved and available for issuance as of March 31, 2024 that are not subject to outstanding Awards, plus 92,820,000 Shares.

3
Calculated based on the number of Shares outstanding as of March 31, 2024.

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Share Purchase Plan (as amended and restated) shall not exceed 135,837,4144 Shares, being 10% of the issued share capital of the Company as of the Amended Effective Date, (ii) if the Company cancels a Share Option and issues a new Share Option to the same Grantee, the issue of such new Share Option shall be made only to the extent that Shares are reserved and available for issuance excluding the cancelled Share Option and (iii) notwithstanding the foregoing, no Shares underlying any Share Options granted under this Plan or the Company’s 2011 Option Plan (including any grants made prior to the Amended Effective Date) shall be added back to the Shares available for issuance under the Plan unless such Share Options have lapsed or otherwise been terminated in accordance with the terms of the Plan or the 2011 Option Plan. In the event the Company repurchases Shares on the open market, such Shares shall not be added to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company. In addition, unless otherwise approved by the Company’s shareholders in general meeting, Shares underlying Awards granted to Consultants may not exceed 1.5% of the total issued and outstanding Shares of the Company as of the Amended Effective Date, being 20,375,6125 Shares.
(b)   Maximum Awards to Independent, Non-Employee Directors.   Notwithstanding anything to the contrary in this Plan and subject to the limits applicable to independent, Non-Employee Directors set out in the HK Listing Rules, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any independent, Non-Employee Director in any calendar year shall not exceed US$1 million, provided that such limit shall not apply to the initial awards awarded under this Plan and all other cash compensation paid by the Company to any new independent, Non-Employee Director in the first calendar year of such director joining the Board. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
(c)   Maximum Individual Limit.   Unless approved by the Company’s shareholders in general meeting, the total number of Shares issued and to be issued upon the exercise of Share Options or other Awards granted and to be granted under the Plan and any other plan of the Company to a Grantee within any 12-month period shall not exceed 1% of the Shares in issue at the date of any grant.
(d)   Changes in Shares.   Subject to Section 3(e), in the event of any capitalization issue, rights issue, subdivision of shares, share split, consolidation of shares, reverse share split, or reduction of the share capital of the Company, the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Restricted Share Award, and (iv) the exercise price for each Share subject to any then outstanding Share Options and Share Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Share Options and Share Appreciation Rights) as to which such Share Options and Share Appreciation Rights remain exercisable. Any such adjustment made under the Plan will be subject to applicable law and provisions of the HK Listing Rules (including but not limited to Rule 17.03(13) of the HK Listing Rules), and adjustment by the Administrator shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional Shares. With respect to Share Options held by any Grantee subject to U.S. income tax, any such adjustment shall be in compliance with Section 409A and 424 of the Code.
(e)   Mergers and Other Transactions.   In the case of and subject to the consummation of a Sale Event, the parties may cause the assumption or continuation of Awards previously granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or its parent, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted under this Plan shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Share Options and Share Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the achievement of performance goals may become vested and nonforfeitable in connection with a Sale Event in the

4
Calculated based on the number of Shares outstanding as of March 31, 2024.

5
Calculated based on the number of Shares outstanding as of March 31, 2024.

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Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the Grantees holding Share Options and Share Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of Shares subject to outstanding Share Options and Share Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Share Options and Share Appreciation Rights; or (ii) each Grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Share Options and Share Appreciation Rights (to the extent then exercisable) held by such Grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the Grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested Shares under such Awards.
SECTION 4.   ELIGIBILITY
(a)   General Eligibility.   Grantees under the Plan will be such full- or part-time officers and other employees, Non-Employee Directors and Consultants of the Group as are selected from time to time by the Administrator in its sole discretion.
(b)   Consultant Eligibility.   To be Grantees under the Plan, Consultants must be persons who provide services to the Group on a continuing or recurring basis in its ordinary and usual course of business (including but not limited to services in research, development, manufacturing, commercial, medical affairs, business development, strategy and operations) which are in the interests of the long-term growth of the Group. For the avoidance of doubt, Consultants exclude placing agents or financial advisers providing advisory services for fundraising, mergers or acquisitions for the Group, and also exclude professional service providers such as auditors or valuers who provide assurance or are required to perform their services with impartiality and objectivity for the Group.
To determine if a Grantee is eligible to be a Consultant, the Administrator shall consider (i) the length (being the period of engagement or service), recurrences and regularity of such services; (ii) the type of services provided (such as services in research, development, manufacturing, commercial, medical affairs, business development, strategy and operations); (iii) the expertise, professional qualifications and industry experience of the Consultant; (iv) the quality of such services; (v) whether such services form part of or are directly ancillary to the businesses conducted by the Group; (vi) the remuneration packages of comparable listed peers for similar service providers based on available information in the industry; and (vii) the prevailing market fees chargeable by other services.
SECTION 5.   SHARE OPTIONS
(a)   Award of Share Options.   The Administrator may grant Share Options under the Plan. Any Share Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Share Options granted under the Plan are Non-Qualified Share Options. Share Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Share Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b)   Exercise Price.   The exercise price per Share covered by a Share Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than the higher of: (i) the Fair Market Value of a Share on the date of grant; and (ii) the average Fair Market Value of the Shares for the five business days immediately preceding the day of grant.
(c)   Option Term.   The term of each Share Option shall be fixed by the Administrator, but no Share Option shall be exercisable more than ten years after the date the Share Option is granted. Any Share Option granted but not exercised by the end of its option term will automatically lapse.
(d)   Exercisability; Rights of a Shareholder.   Share Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrators may determine at the time of grant any minimum period(s) for which a Share Option must be held and/or any minimum performance target(s) that must be achieved, before the Share Option can be exercised in whole or in part, and may include at the discretion of the Administrators such other terms either on a case by case basis or generally. The Administrator may at any time accelerate the exercisability of all or any portion of any Share Option. An optionee shall have the rights of a shareholder only as to Shares acquired upon the exercise of
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a Share Option and not as to unexercised Share Options. Accordingly, an optionee shall not have any voting rights, or rights to participate in any dividends or distributions (including those arising on a liquidation of the Company) declared or recommended or resolved to be paid to the shareholders on the register of members of the Company on a date prior to the name of such optionee being registered on such register.
(e)   Method of Exercise.   Share Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the option award certificate:
(i)   In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii) Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe (“attestation method”)) of Shares that are not then subject to restrictions under any Company plan. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;
(iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv) If permitted by the Administrator, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the Shares to be purchased pursuant to the exercise of a Share Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Share Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the option award certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Share Option shall be net of the number of attested Shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Share Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Share Options may be permitted through the use of such an automated system.
SECTION 6.   SHARE APPRECIATION RIGHTS
(a)   Award of Share Appreciation Rights.   The Administrator may grant Share Appreciation Rights under the Plan. A Share Appreciation Right is an Award entitling the recipient to receive Shares having a value equal to the excess of the Fair Market Value of a Share on the date of exercise over the exercise price of the Share Appreciation Right multiplied by the number of Shares with respect to which the Share Appreciation Right shall have been exercised.
(b)   Exercise Price of Share Appreciation Rights.   The exercise price of a Share Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Shares on the date of grant in the case of any grant to a Grantee who is subject to U.S. income tax.
(c)   Grant and Exercise of Share Appreciation Rights.   Share Appreciation Rights may be granted by the Administrator independently of any Share Option granted pursuant to Section 5 of the Plan.
(d)   Terms and Conditions of Share Appreciation Rights.   Share Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator at the time of the grant. Such terms and conditions may differ among individual Awards and Grantees. The term of a Share Appreciation Right may not exceed ten years.
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SECTION 7.   RESTRICTED SHARE AWARDS
(a)   Nature of Restricted Share Awards.   The Administrator may grant Restricted Share Awards under the Plan. A Restricted Share Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and Grantees.
(b)   Rights as a Shareholder.   Upon the grant of a Restricted Share Award and payment of the purchase price, if any, subject to the restrictions and conditions set forth in the award certificate, a Grantee shall have all the rights of a shareholder with respect to Restricted Shares, including the voting of the Restricted Shares and receipt of dividends; provided that cash dividends, shares and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Share Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Shares with respect to which such cash, shares or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse. Unless the Administrator shall otherwise determine, (1) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d), and (2) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d), and the Grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)   Restrictions.   Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Restricted Share Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15, in writing after the Award is issued, if a Grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such Grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such Grantee or such Grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and after the reacquisition shall cease to represent any ownership of the Company by the Grantee or rights of the Grantee as a shareholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a Grantee shall surrender such certificates to the Company upon request without consideration.
(d)   Vesting of Restricted Shares.   The Administrator at the time of grant shall specify the date or dates and/or the performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the achievement of such performance goals, objectives and other conditions, the shares as to which the Company’s right of repurchase or forfeiture has lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
SECTION 8.   RESTRICTED SHARE UNITS
(a)   Nature of Restricted Share Units.   The Administrator may grant Restricted Share Units under the Plan. A Restricted Share Unit is an Award of share units that may be settled in Shares upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives, subject to compliance to Section 457A of the Code (if applicable). The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and Grantees. At the end of the vesting period, the Restricted Share Units, to the extent vested, shall be settled in the form of Shares.
(b)   Rights as a Shareholder.   A Grantee shall have the rights as a shareholder only as to Shares acquired by the Grantee upon settlement of Restricted Share Units; provided, however, that the Grantee may be credited with Dividend Equivalent Rights with respect to the share units underlying his Restricted Share Units, subject to the provisions of Section 10 and such terms and conditions as the Administrator may determine. Cash dividends, shares and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Share Unit that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the
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Restricted Share Units with respect to which such cash, share or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.
(c)   Termination.   Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15, in writing after the Award is issued, a Grantee’s right in all Restricted Share Units that have not vested shall automatically terminate upon the Grantee’s termination of employment (or cessation of service relationship) with the Group for any reason.
SECTION 9.   UNRESTRICTED SHARE AWARDS
(a)   Grant or Sale of Unrestricted Shares.   The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Share Award under the Plan. An Unrestricted Share Award is an Award pursuant to which the Grantee may receive Shares free of any restrictions under the Plan. Unrestricted Share Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such Grantee.
SECTION 10.   DIVIDEND EQUIVALENT RIGHTS
(a)   Dividend Equivalent Rights.   The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the Grantee to receive credits based on cash dividends that would have been paid on the Shares specified in the Dividend Equivalent Right (or other Award to which it relates) if such Shares had been issued to the Grantee. A Dividend Equivalent Right may be granted to any Grantee as a component of an award of Restricted Share Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right shall be paid currently. Dividend Equivalent Rights may be settled in cash or Shares or a combination of cash and Shares. A Dividend Equivalent Right granted as a component of an Award of Restricted Share Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
(b)   Termination.   Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15, in writing after the Award is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the Grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
SECTION 11.   TRANSFERABILITY OF AWARDS
(a)   Transferability.   Except as provided in Section 11(b), during a Grantee’s lifetime, his or her Awards shall be exercisable only by the Grantee, or by the grantee’s legal representative or guardian in the event of the Grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a Grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation of this Section 11(a) shall be null and void.
(b)   Administrator Action.   Notwithstanding Section 11(a) and subject to applicable rules of Hong Kong Stock Exchange, the Administrator, in its discretion, may permit either in the Award Certificate for a given Award or by subsequent written approval the Grantee to transfer Non-Qualified Share Options to the Grantee’s immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a Grantee for value.
(c)   Family Member.   For purposes of Section 11(b), “family member” shall mean a Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the Grantee), a trust in which these persons (or the Grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than 50 percent of the voting interests.
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(d)   Designation of Beneficiary.   To the extent permitted by the Company, each Grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the Grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased Grantee, or if the designated beneficiaries have predeceased the Grantee, the beneficiary shall be the Grantee’s estate.
SECTION 12.   TAX WITHHOLDING
(a)   Payment by Grantee.   Each Grantee shall, no later than the date as of which the value of an Award or of any Shares or cash received under the Award first becomes includable in the gross income of the Grantee for income, employment or other tax purposes, pay to the Company or a Subsidiary, or make arrangements satisfactory to the Administrator regarding payment of, any taxes of any kind required by law to be withheld by the Company or a Subsidiary with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee. The Company’s obligation to deliver evidence of book entry (or share certificates) to any Grantee is subject to and conditioned on tax withholding obligations being satisfied by the Grantee.
(b)   Payment in Shares.   Subject to approval by the Administrator, a Grantee may elect to have the Company’s or Subsidiary’s maximum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from Shares to be issued pursuant to any Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld Shares shall be determined in the same manner as the value of the Shares includible in income of the Grantees.
SECTION 13.   TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.
(a)   Termination of Employment.   If the Grantee’s employer ceases to be a Subsidiary, the Grantee shall be deemed to have terminated employment for purposes of the Plan.
(b)   For purposes of the Plan, the following events shall not be deemed a termination of employment:
(i)   a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or
(ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION 14.   AMENDMENTS AND TERMINATION
Except as provided otherwise in the Plan, the Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior shareholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Share Options or Share Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Share Options or Share Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Shares are listed, Plan amendments shall be subject to approval by the Company’s shareholders entitled to vote at a meeting of shareholders, including but not limited to any amendments to the Plan which are of a material nature any amendments to the provisions relating to the matters set out in Rule 17.03 of the HK Listing Rules to the advantage of Grantees. Nothing in this Section 14 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(d) or 3(e).
In the event that the Plan is terminated while any Share Option remains outstanding and unexercised, the provisions of this Plan shall remain in full force to the extent necessary to give effect to the exercise of any such Share Option.
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SECTION 15.   STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Shares or other consideration not received by a Grantee, a Grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Shares or make payments with respect to Awards, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 16.   GENERAL PROVISIONS
(a)   No Distribution.   The Administrator may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to their distribution.
(b)   Delivery of Share Certificates.   Share certificates to Grantees under this Plan shall be deemed delivered for all purposes when the Company or a share transfer agent of the Company has mailed such certificates to the Grantee at the Grantee’s last known address on file with the Company. Uncertificated Shares shall be deemed delivered for all purposes when the Company or a share transfer agent of the Company shall have given to the Grantee by electronic mail (with proof of receipt) or by mail to the Grantee at the Grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything to the contrary in this Plan, the Company shall not be required to issue or deliver any certificates evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares or ADSs are listed, quoted or traded. All share certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Shares or ADSs are listed, quoted or traded. The Administrator may place legends on any share certificate to reference restrictions applicable to the Shares. In addition to the terms and conditions of this Plan, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)   Shareholder Rights.   Until the name of the Grantee appears in the register of members of the Company, which is prima facie evidence that the Grantee is a shareholder of the Company, no right to vote or receive dividends or distributions (including those arising on a liquidation of the Company) declared or recommended or resolved to be paid to the shareholders or any other rights of a shareholder will exist with respect to Shares to be issued in connection with an Award, notwithstanding the exercise of a Share Option or any other action by the Grantee with respect to an Award.
(d)   Other Compensation Arrangements; No Employment Rights.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(e)   Trading Policy Restrictions.   Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)   Clawback Policy.   Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time, which may allow the Company to recover remuneration (which may include any Share Options or Awards granted) to a Grantee in the event of a material misstatement in the Company’s financial statements, related intentional misconduct or other circumstances as described in the clawback policy.
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Appendix A
SECTION 17.   EFFECTIVE DATE AND LIFE OF PLAN
The 2016 Share Option and Incentive Plan became effective immediately prior to the effectiveness of the Company’s registration statement relating to its initial public offering in the United States, following shareholder approval in accordance with the law of the Cayman Islands and the Company’s articles of association, and this Third Amended and Restated 2016 Share Option and Incentive Plan shall become effective upon shareholder approval in accordance with the law of the Cayman Islands and the Company’s articles of association. The Third Amended and Restated 2016 Share Option and Incentive Plan shall be valid for a period commencing on the Amended Effective Date and ending on April 13, 2030, after which no grants of Share Options and other Awards may be made under this Plan.
SECTION 18.   GOVERNING LAW
This Plan and all Awards and actions taken under them shall be governed by, and construed in accordance with, the laws of the Cayman Islands. In relation to any proceeding arising out of or in connection with this Plan, the Company and the Grantees irrevocably submit to the exclusive jurisdiction of the Cayman Islands courts.
DATE OF APPROVAL OF THIRD AMENDED AND RESTATED PLAN BY BOARD OF DIRECTORS: APRIL 15, 2024
DATE OF APPROVAL OF THIRD AMENDED AND RESTATED PLAN BY SHAREHOLDERS:
A-12 :: BeiGene 2024 Proxy Statement

Appendix B
BEIGENE, LTD.
FOURTH AMENDED AND RESTATED
2018 EMPLOYEE SHARE PURCHASE PLAN
The purpose of the BeiGene, Ltd. Fourth Amended and Restated 2018 Employee Share Purchase Plan (the “Plan”) is to provide the Participants (as defined in Section 1) with opportunities to purchase Shares (either in the form of Ordinary Shares or ADSs).
The Plan includes two components: a Code Section 423 component (the “423 Component”) and a non-Code Section 423 component (the “Non-423 Component”). The 423 Component is intended to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the 423 Component shall be interpreted in accordance with that intent. Under the Non-423 Component, which does not qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, Options may be granted pursuant to any rules, procedures, agreements, appendices or sub-plans adopted by the Administrator in offering the Plan to eligible employees participating in the Non-423 Component. Except as otherwise provided herein or by the Administrator, the Non-423 Component will operate and be administered in the same manner as the 423 Component. For avoidance of doubt, up to the maximum number of Shares reserved under the Plan may be used to satisfy purchases of Shares under the 423 Component and any remaining portion of such maximum number of Shares may be used to satisfy purchases of Shares under the Non-423 Component.
Unless otherwise defined herein, capitalized terms in this Plan shall have the same meaning ascribed to them in Section 1.
1.   Definitions.
The term “ADSs” means American depositary shares. Each ADS represents 13 Ordinary Shares.
The term “Change in Control” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding Shares immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding Shares or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Shares of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.
The term “Compensation” means the amount of base pay (including overtime and commissions, to the extent determined by the Administrator), prior to salary reduction pursuant to Sections 125, 132(f) or 401(k) of the Code, but excluding incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company share options, and similar items. The Administrator shall have the discretion to determine the application of this definition to Participants outside the United States.
The term “Designated Subsidiary” means any present or future Subsidiary (as defined below) that has been designated by the Administrator to participate in the Plan. The Administrator may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the shareholders and may further designate such Subsidiaries or Participants as participating in the 423 Component or Non-423 Component. The Administrator also may determine which Subsidiaries or eligible employees may be excluded from participation in the Plan, to the extent consistent with Section 423 of the Code and Section 16 below or as implemented under the Non-423 Component, and determine which Designated Subsidiary or Subsidiaries will participate in separate Offerings; provided, that unless otherwise specified by the Administrator, each Offering to the Eligible Employees of the Company or a Designated Subsidiary will be deemed a separate Offering for purposes of Section 423 of the Code (the terms of which Offering under the Non-423 Component need not be identical). With respect to Offerings under the 423 Component, the terms of separate Offerings need not be identical provided that all Eligible Employees granted Options in a particular Offering will have the same rights and privileges, except as otherwise may be permitted by Code Section 423; an Offering under the Non-423 Component need not satisfy such requirements. At any time, a Subsidiary that is a Designated Subsidiary under the 423 Component will not be a Designated Subsidiary under the Non-423 Component.
BeiGene 2024 Proxy Statement :: B-1

Appendix B
The term “Fair Market Value of the Shares” on any given date means the fair market value of the Shares determined in good faith by the Administrator; provided, however, that if the ADSs are admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to the closing price on such date. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.
The term “Hong Kong Listing Rules” means the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited, as amended from time to time.
The term “Ordinary Shares” means the ordinary shares, par value US$0.0001 per share, of the Company.
The term “Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.
The term “Participant” means an individual who is eligible as determined in Section 5 and who has complied with the provisions of Section 6.
The term “Shares” means the Ordinary Shares or ADSs, as the context so requires.
The term “Subsidiary” means a “subsidiary corporation” with respect to the Company, as defined in Section 424(f) of the Code.
2.   Administration.   The Plan will be administered by the person or persons (the “Administrator”) appointed by the Company’s Board of Directors (the “Board”) for such purpose. The Administrator has authority at any time to: (i) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it shall deem advisable; (ii) interpret the terms and provisions of the Plan; (iii) make all determinations it deems advisable for the administration of the Plan; (iv) decide all disputes arising in connection with the Plan; (v) implement any procedures, steps, additional or different requirements as may be necessary to accommodate the specific requirements of local laws, regulations and procedures for jurisdictions in which the Plan is offered, including, without limitation, the laws of the People’s Republic of China (the “PRC”) and the other countries in which the Company operates, that may be applicable to this Plan, any Options or any related documents; and (vi) otherwise supervise the administration of the Plan, in its sole and absolute discretion and taking into account any matters in its sole and absolute discretion. All interpretations and decisions of the Administrator shall be binding on all persons, including the Company and the Participants. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.
3.   Scheme mandate limit.   The maximum number of Shares which may be issued pursuant to all Options to be granted under the Plan shall be 5,989,6781 Shares (the “Scheme Mandate Limit”), being approximately 0.44%2 of the issued share capital of the Company as at June 5, 2024, being the effective date of the shareholder approval of the fourth amended and restated Plan (the “Amended Effective Date”). Over the lifetime of the Plan, a total of 12,425,315 ordinary shares have been authorized.
The total number of Shares which may be issued in respect of all Options and awards to be granted under the Plan under the Scheme Mandate Limit and any other plans of the Company shall not exceed 10% of the Shares in issue as at the Amended Effective Date.
4.   Offerings.   The Company will make one or more offerings to eligible employees to purchase Shares under the Plan (“Offerings”). Unless otherwise determined by the Administrator, an Offering will begin on the first business day occurring on or after each March 1 and September 1 and will end on the last business day occurring on or before the following February 28 (or February 29, if applicable) and August 31, respectively. The Administrator may, in its discretion, designate a different period for any Offering, provided that no Offering shall exceed 27 months in duration.
5.   Eligibility.   All individuals classified as employees on the payroll records of the Company and each Designated Subsidiary(the “Participants”) are eligible to participate in any one or more of the Offerings under the Plan, provided that, unless otherwise determined by the Administrator, as of the first day of the applicable Offering (the “Offering Date”) they are employed by the Company or a Designated Subsidiary and have been employed as of the commencement of the enrollment period for such Offering. Participation

1
This is the number of Shares reserved and available for issuance as of March 31, 2024, plus 5,070,000 Shares.

2
Calculated based on the number of Shares outstanding as of March 31, 2024.

B-2 :: BeiGene 2024 Proxy Statement

Appendix B
shall not otherwise be subject to any minimum performance targets. Notwithstanding any other provision herein, individuals who are not classified as employees of the Company or a Designated Subsidiary for purposes of the Company’s or applicable Designated Subsidiary’s payroll system as of the Offering Date are not considered to be eligible employees of the Company or any Designated Subsidiary and shall not be eligible to participate in the Plan. In the event any such individuals are reclassified as employees of the Company or a Designated Subsidiary for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation. Notwithstanding the foregoing, the exclusive means for individuals who are not classified as employees of the Company or a Designated Subsidiary on the Company’s or Designated Subsidiary’s payroll system as of the Offering Date to become eligible to participate in this Plan is through an amendment to this Plan, duly executed by the Company, which specifically renders such individuals eligible to participate herein.
6.   Participation
(a)   An eligible employee who is not a Participant in any prior Offering may participate in a subsequent Offering by submitting an enrollment form to the Company at least 15 business days before the Offering Date (or by such other deadline as shall be established by the Administrator for the Offering).
(b)   Enrollment.   The enrollment form (which may be in an electronic format or such other method as determined by the Company in accordance with the Company’s practices) will (i) state a whole percentage or the amount to be deducted from an eligible employee’s Compensation (as defined in Section 1) per pay period, (ii) authorize the purchase of Shares in each Offering in accordance with the terms of the Plan, (iii) specify the exact name or names in which Shares purchased for such individual are to be issued pursuant to Section 13, and (iv) provide such other terms as required by the Company. An employee who does not enroll in accordance with these procedures will be deemed to have waived the right to participate. Unless a Participant files a new enrollment form or withdraws from the Plan, such Participant’s deductions and purchases will continue at the same percentage or amount of Compensation for future Offerings, provided he or she remains eligible.
(c)   Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.
7.   Employee Contributions.   Each eligible employee may authorize payroll deductions from his or her after-tax Compensation at a minimum of 1 percent up to a maximum of 10 percent of such employee’s Compensation for each pay period. The Company will maintain book accounts showing the amount of payroll deductions made by each Participant for each Offering. No interest will accrue or be paid on payroll deductions, except as may be required by applicable law. If payroll deductions for purposes of the Plan are prohibited or otherwise problematic under applicable law (as determined by the Administrator in its sole discretion), the Administrator may require Participants to contribute to the Plan by such other means as determined by the Administrator, to the extent permitted under Section 423 of the Code with respect to the 423 Component. Any reference to “payroll deductions” in this Section 7 (or in any other sections of this Plan) will similarly cover contributions by other means made pursuant to this Section 7.
8.   Deduction Changes.   Except as may be determined by the Administrator in advance of an Offering, a Participant may not increase or decrease his or her payroll deduction during any Offering, but may increase or decrease his or her payroll deduction with respect to the next Offering (subject to the limitations of Section 7) by filing a new enrollment form at least 15 business days before the next Offering Date (or by such other deadline as shall be established by the Administrator for the Offering). The Administrator may, in advance of any Offering, establish rules permitting a Participant to increase, decrease or terminate his or her payroll deduction during an Offering.
9.   Withdrawal.   A Participant may withdraw from participation in the Plan by delivering a written notice of withdrawal to the Company. The Participant’s withdrawal will be effective as of the next business day, or as soon as practicable thereafter. Following a Participant’s withdrawal, the Company will promptly refund such individual’s entire account balance under the Plan to him or her (after payment for any Shares purchased before the effective date of withdrawal). Partial withdrawals are not permitted. Such an employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 6.
10.   Grant of Options.   On each Offering Date, the Company will grant to each eligible employee who is then a Participant in the Plan an option (“Option”) to purchase on the last day of such Offering (the “Exercise Date”), at the Option Price hereinafter provided for,
BeiGene 2024 Proxy Statement :: B-3

Appendix B
the lowest of  (a) a number of Shares determined by dividing such Participant’s accumulated payroll deductions on such Exercise Date by the lower of  (i) 85 percent of the Fair Market Value of the Shares on the Offering Date, or (ii) 85 percent of the Fair Market Value of the Shares on the Exercise Date, (b) a number of Shares determined by multiplying $2,083 by the number of full months in the Offering and dividing the result by the Fair Market Value on the Offering Date; or (c) such other lesser maximum number of Shares as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. Each Participant’s Option shall be exercisable only to the extent of such Participant’s accumulated payroll deductions on the Exercise Date. The purchase price for each Share purchased under each Option (the “Option Price”) will be 85 percent of the Fair Market Value of the Shares on the Offering Date or the Exercise Date, whichever is less.
Notwithstanding the foregoing, no Participant may be granted an Option hereunder if such Participant, immediately after the Option was granted, would be treated as owning Shares possessing 5% or more of the total combined voting power or value of all classes of share capital of the Company or any Parent or Subsidiary (as defined in Section 1). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the share ownership of a Participant, and all Shares which the Participant has a contractual right to purchase shall be treated as Shares owned by the Participant. In addition, no Participant may be granted an Option which permits his or her rights to purchase Shares under the Plan, and any other employee share purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Shares (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted. Furthermore, unless approved by the Company’s shareholders in a general meeting, the total number of Ordinary Shares issued and to be issued upon the exercise of Options and awards granted and to be granted under the Plan and any other plan of the Company to a Participant within any 12-month period shall not exceed 1% of the Ordinary Shares of the Company in issue at the date of any grant.
11.   Exercise of Option and Purchase of Shares.   Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option on such date and shall acquire from the Company such number of whole Shares reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Any amount remaining in a Participant’s account at the end of an Offering solely by reason of the inability to purchase a fractional Share will be carried forward to the next Offering; any other balance remaining in a Participant’s account at the end of an Offering will be refunded to the Participant promptly. The Administrator may take all actions necessary to alter the method of Option exercise and the exchange and transmittal of proceeds with respect to Participants resident in the PRC not having permanent residence in a country other than the PRC in order to comply with applicable PRC foreign exchange and tax regulations, and any other applicable PRC laws and regulations.
12.   Lapse of Options.   Any Option granted but not exercised by the end of an Offering will automatically lapse. In the event that the Plan is terminated while any Option remains outstanding and unexercised, then any such Options shall lapse.
13.   Issuance of Certificates.   Certificates representing Shares purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, her or their, nominee for such purpose.
14.   Rights on Termination or Transfer of Employment.   If a Participant’s employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction will be taken from any pay due and owing to the Participant and the balance in the Participant’s account will be paid to such Participant or, in the case of such Participant’s death, to his or her designated beneficiary as if such Participant had withdrawn from the Plan under Section 9. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him or her, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary. If a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Option will be qualified under the 423 Component only to the extent that such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Participant’s Option will remain non-qualified under the Non-423 Component. Further, an employee will not be deemed to have terminated employment for purposes of the Plan, if the employee is on an approved leave of absence for military service or sickness or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.
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Appendix B
15.   Special Rules and Sub-Plans; Non-U.S. Employees.   Notwithstanding anything herein to the contrary, the Administrator may adopt special rules or sub-plans applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees, regarding, without limitation, eligibility to participate in the Plan, handling and making of payroll deductions, establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements; provided that if such special rules or sub-plans are inconsistent with the requirements of Section 423(b) of the Code, the employees subject to such special rules or sub-plans will participate in the Non-423 Component. Notwithstanding the preceding provisions of this Plan, employees of the Company or a Designated Subsidiary who are citizens or residents of a non-United States jurisdiction (without regard to whether they are also citizens or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from eligibility under the Plan if  (a) the grant of an Option under the Plan to a citizen or resident of the non-United States jurisdiction is prohibited under the laws of such jurisdiction or (b) compliance with the laws of the foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code.
16.   Optionees Not Shareholders.   Neither the granting of an Option to a Participant nor the deductions from his or her pay shall constitute such Participant a holder of the Shares covered by an Option under the Plan until such Shares have been purchased by and issued to him or her. Accordingly, Participants shall not have any voting rights, or rights to participate in any dividends or distributions (including those arising on a liquidation of the Company) declared or recommended or resolved to be paid to the shareholders on the register on a date prior to such Shares having been purchased by and issued to him or her.
17.   Rights Not Transferable.   Rights under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during the Participant’s lifetime only by the Participant.
18.   Application of Funds.   All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.
19.   Adjustment in Case of Changes Affecting Shares; Change in Control.
(a)   In the event of a capitalization issue, rights issue, subdivision of shares, share split, consolidation of shares, reverse share split, or reduction of the share capital of the Company affecting the Shares, the number of Shares approved for the Plan and the share limitation set forth in Section 10 shall be equitably or proportionately adjusted to give proper effect to such event. Any such adjustment under the Plan will be made in accordance with Rule 17.03(13) of the Hong Kong Listing Rules.
(b)   In the event of a Change in Control, each outstanding Option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Offering with respect to which such Option relates will be shortened by setting a new Exercise Date (the “New Exercise Date”) on which such Offering Period shall end. The New Exercise Date will occur before the date of the proposed Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering as provided in Section 9 hereof.
20.   Amendment of the Plan.   The Board may at any time and from time to time amend the Plan in any respect, provided that the terms of the Plan or Options so altered must comply with the applicable rules of any stock exchange on which the Shares are listed except that without the approval of the shareholders, no amendment shall be made increasing the number of Ordinary Shares approved for the Plan or making any other change that would require shareholder approval in order for the 423 Component of the Plan, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code or any other material changes that would require shareholder approval in order to comply with the applicable rules of any stock exchange on which the Shares are listed.
21.   Insufficient Shares.   If the total number of Shares that would otherwise be purchased on any Exercise Date plus the number of Shares purchased under previous Offerings under the Plan exceeds the maximum number of Shares issuable under the Plan, the Shares then available shall be apportioned among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase Shares on such Exercise Date.
BeiGene 2024 Proxy Statement :: B-5

Appendix B
22.   Termination of the Plan.   The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded.
23.   Application of Hong Kong Listing Rules.   The Plan is a discretionary employee share purchase scheme and does not constitute a share option scheme for the purposes of Chapter 17 of the Hong Kong Listing Rules.
24.   Governmental Regulations.   The Company’s obligation to sell and deliver Shares under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such Shares.
25.   Clawback Policy.   Options under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time, which may allow the Company to recover remuneration (which may include any Options granted) to a Participant in the event of a material misstatement in the Company’s financial statements, related intentional misconduct or other circumstances as described in the clawback policy.
26.   Participants’ Compliance with Laws.   Participants shall comply with all applicable laws and regulations with respect to their participation in the Plan.
27.   Governing Law.   This Plan and all Options and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Cayman Islands, applied without regard to conflict of law principles. In relation to any proceeding arising out of or in connection with this Plan, the Company and the Participants irrevocably submit to the exclusive jurisdiction of the Cayman Islands courts.
28.   Issuance of Shares.   Shares may be issued upon exercise of an Option from authorized but unissued Shares, from Shares held in the treasury of the Company, or from any other proper source. Any such Shares shall be identical to all existing issued Shares and shall be issued subject to all the provisions of the Company’s articles of association for the time being in force and will rank pari passu with the other fully paid Shares in issue on the date the name of the Participant is registered on the register of members of the Company, subject to applicable laws.
29.   Tax Withholding.   Participation in the Plan is subject to any applicable U.S. and non-U.S. federal, state, or local tax withholding requirements on income the Participant realizes in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to withhold any applicable withholding taxes by any such method as may be determined by the Company, including by withholding from a Participant’s wages, salary or other compensation. Applicable withholding taxes may include any withholding required to make available to the Company or any Subsidiary and tax deductions or benefits attributable to the sale or disposition of Common Stock by such Participant. The Company will not be required to issue any Common Stock under the Plan until all withholding obligations are satisfied.
30.   Notification Upon Sale of Shares Under 423 Component.   Each Participant who is or may become subject to U.S. income tax agrees, by entering the 423 Component of the Plan, to give the Company prompt notice of any disposition of Shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such Shares were purchased or within one year after the date such Shares were purchased.
31.   Code Section 409A; Tax Qualification.
(a)   Code Section 409A.   Options granted under the 423 Component are exempt from the application of Section 409A of the Code and Options granted under the Non-423 Component are intended to be exempt from Section 409A of the Code pursuant to the “short-term deferral” exemption contained therein. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an Option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an Option to be subject to Section 409A of the Code, the Administrator may amend the terms of the Plan and/or of an outstanding Option, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding Option or future Option that may be granted under the Plan from or to allow any such Options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Administrator would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if an Option that is intended to be exempt from or compliant
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Appendix B
with Section 409A of the Code is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the Options under the Plan are compliant with Section 409A of the Code.
(b)   Tax Qualification.   Although the Company may endeavor to (i) qualify an Option for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 31(a) hereof. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.
32.   Amended Effective Date and Approval of Shareholders.   The Plan shall take effect on the Amended Effective Date and shall remain in effect until December 7, 2028 unless terminated earlier by the Board in accordance with Section 22.
DATE OF APPROVAL OF FOURTH AMENDED AND RESTATED PLAN BY BOARD OF DIRECTORS: APRIL 15, 2024
DATE OF APPROVAL OF FOURTH AMENDED AND RESTATED PLAN BY SHAREHOLDERS:
BeiGene 2024 Proxy Statement :: B-7

Cayman Islands Company No. 247127
BEIGENE, LTD.
百濟神州有限公司
(Stock Code: NASDAQ: BGNE | HKEX: 06160 | SSE: 688235)
(the “Company”)

FORM OF PROXY

I/We
Please Print Name(s)
of
Please Print Address(es)
being (a) shareholder(s) of the Company, hereby appoint the Chairman of the meeting or of
Please Print Name		Please Print Address
as my/our proxy to vote all of my/our ordinary shares or                  . ordinary shares for me/us and on my/our behalf at the annual general meeting of the shareholders of the Company (the “Annual Meeting”) to be held on June 5, 2024 at 8:30 a.m. local time at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands and at any adjournment of the Annual Meeting.
The Board of Directors of the Company (the “Board of Directors”) recommends a vote FOR each director nominee, for 1 YEAR for Resolution 16, and FOR each other Resolution.
My/Our proxy is instructed to vote on the resolutions specified below:
	For	Against	Abstain
Resolution 1 — Ordinary Resolution
THAT Dr. Olivier Brandicourt be and is hereby re-elected to serve as a Class II director of the Company until the 2027 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.
	☐	☐	☐
Resolution 2 — Ordinary Resolution
THAT Donald W. Glazer be and is hereby re-elected to serve as a Class II director of the Company until the 2027 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.
	☐	☐	☐
Resolution 3 — Ordinary Resolution
THAT Michael Goller be and is hereby re-elected to serve as a Class II director of the Company until the 2027 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.
	☐	☐	☐
Resolution 4 — Ordinary Resolution
THAT Dr. Corazon (Corsee) D. Sanders be and is hereby re-elected to serve as a Class II director of the Company until the 2027 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal.
	☐	☐	☐
Resolution 5 — Ordinary Resolution
THAT the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024 be and is hereby approved, ratified and confirmed.
	☐	☐	☐
Resolution 6 — Ordinary Resolution THAT the Board of Directors is hereby authorized to fix the auditors’ compensation for the fiscal year ending December 31, 2024.	☐	☐	☐
Resolution 7 — Ordinary Resolution
THAT the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or American Depositary Shares (“ADSs”) (including any sale or transfer of treasury shares (which shall have the meaning ascribed to it under the HK Listing Rules coming into effect on June 11, 2024) out of treasury) not exceeding 20% of the total number of issued shares of the Company (excluding treasury shares) as of the date of passing of this ordinary resolution up to the next annual general meeting of shareholders of the Company be and is hereby approved.
	☐	☐	☐

i

	For	Against		Abstain
Resolution 8 — Ordinary Resolution
THAT the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company be and is hereby approved.
	☐	☐		☐
Resolution 9 — Ordinary Resolution
THAT the Company and its underwriters be and are hereby authorized, in their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth in Resolution 7 for a period of five years, which period will be subject to an extension on a rolling basis each year.
	☐	☐		☐
Resolution 10 — Ordinary Resolution
THAT the Company and its underwriters be and are hereby authorized, in their sole discretion, to allocate to Amgen Inc. (“Amgen”), up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth in Resolution 7 for a period of five years, which period will be subject to an extension on a rolling basis each year.
	☐	☐		☐
Resolution 11 — Ordinary Resolution
THAT the grant of restricted share units (“RSUs”) with a grant date fair value of US$6,000,000 to Mr. John V. Oyler under the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”), according to the terms and conditions described in the Proxy Statement, be and is hereby approved.
	☐	☐		☐
Resolution 12 — Ordinary Resolution
THAT the grant of performance share units (“PSUs”) with a grant date fair value of US$6,000,000 to Mr. John V. Oyler under the 2016 Plan, according to the terms and conditions described in the Proxy Statement, be and is hereby approved.
	☐	☐		☐
Resolution 13 — Ordinary Resolution
THAT the grant of RSUs with a grant date fair value of US$1,333,333 to Dr. Xiaodong Wang under the 2016 Plan, according to the terms and conditions described in the Proxy Statement, be and is hereby approved.
	☐	☐		☐
Resolution 14 — Ordinary Resolution
THAT the grant of RSUs with a grant date fair value of US$200,000 to each of the independent non-executive directors, Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, and Mr. Qingqing Yi, under the 2016 Plan, according to the terms and conditions described in the Proxy Statement, be and is hereby approved.
	☐	☐		☐
Resolution 15 — Ordinary Resolution THAT, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, be and is hereby approved.	☐	☐		☐
Resolution 16 — Ordinary Resolution
THAT, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers will be held at the frequency hereby approved.
	1 year ☐	2 years ☐	3 years ☐	☐
Resolution 17(a) — Ordinary Resolution THAT the Third Amended and Restated 2016 Share Option and Incentive Plan of the Company, as described in the Proxy Statement, be and is hereby approved.	☐	☐		☐
Resolution 17(b) — Ordinary Resolution
THAT the consultant sublimit set out in the Third Amended and Restated 2016 Share Option and Incentive Plan of the Company, as described in the Proxy Statement, be and is hereby approved.
	☐	☐		☐
Resolution 18 — Ordinary Resolution THAT the Fourth Amended and Restated 2018 Employee Share Purchase Plan of the Company, as described in the Proxy Statement, be and is hereby approved.	☐	☐		☐
Resolution 19 — Ordinary Resolution
THAT the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above, be and is hereby approved.
	☐	☐		☐
Please tick to indicate your voting preference. This proxy, when properly executed, will be voted in the manner directed herein. If you do not complete this section, your proxy will: (i) vote in the manner recommended by the Board of Directors on the above matters presented in the proxy statement (the

“Proxy Statement”) dated on or about April 26, 2024 provided with this form of proxy; and (ii) vote or abstain at his/her discretion with respect to any other matters properly presented at the Annual Meeting.
Signed:	Date:	2024
Name:

NOTES
1.
This proxy is solicited by the Board of Directors.   A proxy need not be a shareholder of the Company. A member may appoint a proxy of his/her own choice. If you wish to appoint someone else, please delete the words “the Chairman of the meeting” and insert the name of the person whom you wish to appoint in the space provided. The Chairman of the meeting will act as your proxy, whether or not such deletion is made, if no other name is inserted. If you wish to vote less than all of the ordinary shares held by you, please delete the words “all of my/our ordinary shares” and insert the number of the ordinary shares that you wish to vote. If you wish to use less than all your votes, or to cast some of your votes “FOR” and some of your votes “AGAINST” a particular resolution and some of your votes “ABSTAIN” from voting on a particular resolution, you must write the number of votes in the relevant box(es).

2.
If this form is returned without an indication as to how the proxy shall vote, the proxy will (i) vote in the manner recommended by the Board of Directors on the above matters presented in the Proxy Statement and (ii) vote or abstain at his/her discretion with respect to any other matters properly presented at the Annual Meeting.

3.
If you mark the box “abstain”, it will mean that your proxy will abstain from voting and, accordingly, your vote will not be counted either for or against the relevant resolution. Abstentions will be counted for the purpose of determining the presence or absence of a quorum.

4.
This form of proxy is for use by shareholders only. If the appointor is a corporate entity this form of proxy must either be under its seal or under the hand of an officer or attorney duly authorized for that purpose.

5.
To be valid, this form must be properly executed, dated and lodged (together with a duly signed and dated power of attorney or other authority (if any) under which it is executed (or a notarized certified copy of such power of attorney or other authority)) as follows:

a.
Persons who hold our ordinary shares directly on our Cayman Islands register of members at 5:00 a.m. Cayman Islands Time on April 19, 2024 (the “Record Date”) must either (1) return an executed form of proxy (a) by mail or by hand to the offices of the Cayman Registrar: Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, or (b) by email at BeiGene@mourant.com, so as to be received before 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on June 3, 2024; or (2) attend the Annual Meeting in person to vote on the proposals.

b.
Persons who hold our ordinary shares directly on our Hong Kong register of members on the Record Date must either (1) return an executed form of proxy by mail or by hand to the offices of our registrar in Hong Kong (the “HK Registrar”): Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong so as to be received before 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on June 3, 2024; or (2) attend the Annual Meeting in person to vote on the proposals.

c.
Persons who hold our RMB shares listed on the STAR Market of the Shanghai Stock Exchange on the Record Date must either (1) vote through the online voting systems of the Shanghai Stock Exchange; or (2) attend the Annual Meeting in person to vote on the proposals. For online voting arrangements, holders of our RMB shares as of the Record Date who wish to exercise their voting rights can vote either through (i) the voting platform of the SSE trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m.-9:25 a.m., 9:30 a.m.-11:30 a.m., and 1:00 p.m.-3:00 p.m. Beijing Time) of the STAR Market on June 5, 2024; or (ii) the internet voting platform of the Shanghai Stock Exchange (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on June 5, 2024. Further announcement will be made by the Company on the website of the Shanghai Stock Exchange regarding the voting arrangements for holders of RMB shares listed on the STAR Market of the Shanghai Stock Exchange in accordance with the rules of the STAR Market.

6.
Any alterations made to this form must be initialed by you.

7.
You may revoke a previously submitted proxy by (i) re-submitting this form of proxy by mail or email or by hand before 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on June 3, 2024 or (ii) attending the Annual Meeting and voting in person. Any written notice of revocation or subsequent form of proxy must be received by the Cayman Registrar or the HK Registrar, as applicable, prior to 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on June 3, 2024. Such written notice of revocation or subsequent form of proxy should be sent to the Cayman Registrar or the Hong Kong Registrar, as applicable, by mail or email or by hand.

8.
The completion and return of this form will not prevent you from attending the Annual Meeting and voting in person should you so wish, although attendance at the Annual Meeting will not in and of itself revoke this proxy.

9.
In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated. The vote of the senior holder (according to the order in which the names stand in the register of members in respect of the holding) who tenders a vote in person or by proxy will be accepted to the exclusion of the vote(s) of the other joint holder(s).

PERSONAL INFORMATION COLLECTION STATEMENT
Your supply of your and your proxy’s (or proxies’) name(s) and address(es) is on a voluntary basis for the purpose of processing your request for the appointment of a proxy (or proxies) and your voting instructions for the Annual Meeting of the Company (the “Purposes”). We may transfer your and your proxy’s (or proxies’) name(s) and address(es) to our agent, contractor, or third-party service provider who provides administrative, computer and other services to us for use in connection with the Purposes and to such parties who are authorized by law to request the information or are otherwise relevant for the Purposes and need to receive the information. Your and your proxy’s (or proxies’) name(s) and address(es) will be retained for such period as may be necessary to fulfill the Purposes. Request for access to and/or correction of the relevant personal data can be made in accordance with the provisions of the Personal Data (Privacy) Ordinance and any such request should be in writing by mail to Computershare Hong Kong Investor Services Limited at the above address.